UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/28/17

FORM N-CSR

Item 1.       Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund

BNY Mellon Large Cap Market Opportunities Fund

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

BNY Mellon Income Stock Fund

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

BNY Mellon Focused Equity Opportunities Fund

BNY Mellon Small/Mid Cap Multi-Strategy Fund

BNY Mellon International Fund

BNY Mellon Emerging Markets Fund

BNY Mellon International Appreciation Fund

BNY Mellon International Equity Income Fund

BNY Mellon Asset Allocation Fund

SEMIANNUAL REPORT February 28, 2017

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2016 through February 28, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally produced flat returns in September. Meanwhile, U.S. government securities began to give back previous gains in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. Stock prices moderated in the weeks before U.S. elections in November, but equity markets subsequently rallied to a series of new highs over the remainder of the reporting period as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

U.S. political developments and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust

March 15, 2017

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through February 28, 2017, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 10.85%, and Investor shares produced a total return of 10.90%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 10.01% for the same period.2

Large-cap stocks achieved solid gains over the reporting period amid expectations of greater economic growth and changing fiscal, tax, and regulatory policies under a new presidential administration. Strong relative results in the consumer discretionary, industrials, and financials sectors enabled the fund to outperform the Index.

As of March 9, 2017, Syed A. Zamil became a primary portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies (those with market capitalizations of $5 billion or more at the time of purchase).

We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Economic and Political Developments Drove Stocks Higher

U.S. stocks fared well over the reporting period as investors’ risk appetite expanded in anticipation of more business-friendly policies from a newly elected U.S. government. Although the Index declined relatively mildly in advance of the vote in November, the election’s widely unexpected outcome sparked a robust market rally that persisted through the reporting period’s end.

Financial stocks led the Index’s gains amid expectations that rising interest rates would boost banks’ lending margins. The industrials sector generated double-digit returns in anticipation of greater infrastructure and military spending by the U.S. government. In the technology sector, investors anticipated lower corporate tax rates and higher levels of enterprise spending on productivity-enhancing technologies. In contrast, high dividend-paying industry groups, such as the utilities, telecommunications services, and real estate sectors, generally fell out of favor among investors when fixed-income securities became more competitive in a rising interest rate environment.

Security Selection Strategy Produced Positive Results

The fund’s stock selection strategy enabled it to produce higher returns than the Index over the reporting period. While results in the consumer discretionary sector proved especially strong, none of the individual holdings in the industry group ranked among the fund’s top individual performers. Rather, the fund’s consumer discretionary holdings benefited from broad-based outperformance. In the industrials sector, strong security selections included aircraft manufacturer Boeing, where rising orders and delivery volumes enabled the company to post better-than-expected earnings over two consecutive quarters. Air carriers Southwest Airlines and Delta Air Lines rebounded from earlier weakness as industrywide capacity issues abated.

The financials sector contained three of the fund’s top five performers over the reporting period, as Bank of America, Prudential Financial, and JPMorgan Chase & Co. rallied in anticipation of lower tax rates, lighter regulatory burdens, and higher profit margins in a rising interest-rate environment. In other areas, chemical company Celanese, Ser. A gained value after posting better-than-expected earnings and in anticipation of rising infrastructure spending by the U.S. government.

The fund experienced more disappointing relative results in the energy sector, where fuel logistics firm World Fuel Services twice reported disappointing quarterly earnings and lowered its full-year guidance to analysts. Modestly overweighted exposure to the telecommunications services sectors also weighed somewhat on the fund’s relative performance, as did relatively weak earnings from integrated communications company CenturyLink. Among real estate investment trusts, regional mall operator GGP (formerly General Growth Properties) was hurt by sluggish retail activity.

Maintaining a Disciplined Investment Process

No matter what the remainder of 2017 brings in terms of economic and political developments, we believe that our disciplined, quantitative approach to portfolio construction will enable the fund to identify what we believe are attractive opportunities among large-cap stocks. Indeed, bouts of heightened volatility may lead to opportunities to buy stocks of fundamentally strong companies at inexpensive prices. When those holdings reach richer valuations, our stock ranking system can help identify replacements with what we believe are more attractive investment characteristics. In our judgment, this process can help investors participate in the potential growth opportunities of large-cap stocks while controlling risks through diversification across market sectors and individual companies.

March 15, 2017

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

4

For the period from September 1, 2016 through February 28, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 11.35%, and Investor shares produced a total return of 11.26%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 10.01% for the same period.2

Large-cap stocks achieved solid gains over the reporting period amid expectations of greater economic growth and changing fiscal, tax, and regulatory policies under a new presidential administration. Strong relative results from three of the fund’s five underlying strategies enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

Economic and Political Developments Drove Stocks Higher

U.S. stocks fared well over the reporting period as investors’ risk appetite expanded in anticipation of more business-friendly policies from a newly elected U.S. government. Although the Index declined moderately in advance of the vote in November, the election’s widely unexpected outcome sparked a robust market rally that persisted through the reporting period’s end.

Financial stocks led the Index’s gains amid expectations that rising interest rates, lower corporate tax rates, and reduced regulatory burdens would boost banks’ profit margins. The industrials sector generated double-digit returns in anticipation of greater infrastructure and military spending by the U.S. government. In the information technology sector, investors anticipated lower corporate tax rates and higher levels of enterprise spending on productivity-enhancing technologies. In contrast, high dividend-paying industry groups, such as the utilities, telecommunications services, and real estate sectors, fell out of favor among investors in a rising interest rate environment.

Allocation and Selection Strategies Produced Positive Results

The fund produced higher returns than the Index over the reporting period due to strong performance among three of its five underlying strategies. The Dynamic Large Cap Value Strategy benefited from overweighted exposure to the financials sector and strong stock selections in the financials, health care, and industrials sectors. The Focused Equity Strategy achieved positive results through selective investments among energy, information technology, and health care stocks. The Income Stock Strategy produced above-average returns from an overweighted position in the financials sector and relatively light exposure to the health care sector, as well as successful security selections in the financials, materials, and real estate sectors.

Two of the fund’s underlying strategies produced relatively disappointing results for the reporting period. The Large Cap Growth Strategy encountered security selection shortfalls in the information technology sector and, to a lesser extent, the health care sector. The U.S. Large Cap Equity Strategy was undermined by its lack of exposure to the rallying financials sector and lagging security selections in the consumer discretionary, materials, and consumer staples sectors.

In December 2016, we adjusted the fund’s overall allocation strategy to reflect a greater emphasis on value-oriented stocks through increased exposure to the Dynamic Large Cap Value Strategy and a reduction in its dividend-oriented investment in the Income Stock Strategy.

An Emphasis on Value-Oriented Stocks

We continue to believe that pro-growth U.S. government policies are likely to boost corporate earnings and revenue growth, particularly for companies in certain industry groups. We believe that attractively valued stocks in some of the more economically sensitive areas of the large-cap stock market have the potential for particularly robust gains in a constructive market environment, while income-oriented stocks in traditionally defensive market sectors seem vulnerable to greater competition from fixed-income securities as interest rates continue to rise.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through February 28, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 10.67%, and Investor shares produced a total return of 10.55%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 10.01% for the same period.2

Large-cap stocks achieved solid gains over the reporting period amid expectations of greater economic growth and changing fiscal, tax, and regulatory policies under a new presidential administration. Strong relative results from four of the fund’s six underlying investments enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns. The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

Economic and Political Developments Drove Stocks Higher

U.S. stocks fared well over the reporting period as investors’ risk appetite expanded in anticipation of more business-friendly policies from a newly elected U.S. government. Although the Index declined in advance of the vote in November, the election’s widely unexpected outcome sparked a robust market rally that persisted through the reporting period’s end.

Financial stocks led the Index’s gains amid expectations that rising interest rates would boost banks’ lending margins. The industrials sector generated double-digit returns in anticipation of greater infrastructure and military spending by the U.S. government. In the technology sector, investors anticipated lower corporate tax rates and higher levels of enterprise spending on productivity-enhancing technologies. In contrast, high dividend-paying industry groups, such as the utilities, telecommunications services, and real estate sectors, fell out of favor among investors in a rising interest rate environment.

Allocation and Selection Strategies Produced Positive Results

The fund outperformed the Index over the reporting period due to strong performance among most of its underlying investments. The Dynamic Large Cap Value Strategy benefited from overweighted exposure to the financials sector and strong stock selections in the financials, health care, and industrials sectors. The Focused Equity Strategy achieved positive results through selective investments among energy, information technology, and health care stocks. The Income Stock Strategy produced above-average returns from an overweighted position in the financials sector and relatively light exposure to the health care sector, as well as successful security selections in the financials, materials, and real estate sectors. The fund’s passively managed Large Cap Tax-Sensitive Strategy also produced strong relative results.

Only two of the fund’s underlying strategies produced relatively disappointing results for the reporting period. The U.S. Large Cap Growth Strategy encountered security selection shortfalls in the information technology sector and, to a lesser extent, the health care sector. The U.S. Large Cap Equity Strategy was undermined by its lack of exposure to the rallying financials sector and lagging security selections in the consumer discretionary, materials, and consumer staples sectors.

In December 2016, we adjusted the fund’s overall allocation strategy to reflect a greater emphasis on value-oriented stocks through increased exposure to the Dynamic Large Cap Value Strategy and a reduction in its dividend-oriented investment in the Income Stock Strategy.

An Emphasis on Value-Oriented Stocks

We continue to believe that pro-growth U.S. government policies are likely to boost corporate earnings and revenue growth, particularly for companies in certain industry groups. We believe that attractively valued stocks in some of the more economically sensitive areas of the large-cap stock market have the potential for particularly robust gains in a constructive market environment, while income-oriented stocks in traditionally defensive market sectors seem vulnerable to greater competition from fixed-income securities as interest rates continue to rise.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

6

For the period from September 1, 2016 through February 28, 2017, as provided by John C. Bailer, Brian C. Ferguson, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 11.90%, Investor shares produced a total return of 11.74%, Class A shares produced a total return of 11.76%, Class C shares produced a total return of 11.33%, Class I shares produced a total return of 11.90%, and Class Y shares produced a total return of 11.90%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 9.10% for the same period.2

U.S. stocks achieved solid gains over the reporting period amid expectations of changing fiscal, tax, and regulatory policies under a new presidential administration. Successful sector allocations and security selections enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis, and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Economic and Political Developments Drove Stocks Higher

U.S. stocks fared well over the reporting period in anticipation of more business-friendly fiscal, regulatory, and tax policies under a newly elected U.S. government. Although stocks generally declined in advance of the vote in November, the election’s widely unexpected outcome sparked a robust market rally that persisted through the end of the reporting period.

In this environment, financial stocks advanced amid expectations that rising interest rates would boost lending margins, and less stringent regulatory burdens and lower corporate tax rates would reduce costs. The industrials sector climbed in anticipation of greater infrastructure and military spending. Technology companies anticipated lower taxes and higher levels of enterprise spending on productivity-enhancing technologies. In contrast, the utilities, consumer staples, and real estate sectors generally fell out of favor when rising interest rates made fixed-income securities more competitive with dividend-paying stocks.

Allocation and Selection Strategies Produced Positive Results

The fund’s sector allocation and stock selection strategies enabled it to produce higher returns than the Index over the reporting period. The fund’s holdings in the financials sector particularly benefited from both strategies: overweighted exposure to financial institutions helped the fund participate more fully in the industry group’s gains, and financial companies represented seven of the fund’s top 10 individual performers. Attractively valued, high-quality banks—including JPMorgan Chase & Co., Bank of America, U.S. Bancorp, SunTrust Banks, and BB&T—helped bolster relative results, as did insurer Prudential Financial and capital markets companies Goldman Sachs Group and Morgan Stanley.

In the consumer discretionary sector, the fund did not own many of the household durables producers and leisure products makers that fared relatively poorly over the reporting period. Instead, the fund held better performers such as media company Time Warner, which received a takeover offer from AT&T, and cruise line Carnival, which rebounded as concerns about the Zika virus abated. Underweighted exposure helped the fund cushion the impact of relatively weak returns in the utilities sector, where successful stock selections included renewable energy specialist NextEra Energy Partners. In other areas, consumer electronics giant Apple gained value amid higher smartphone sales.

On a less positive note, the fund’s investments in the energy sector lagged their respective components in the Index. Exploration-and-production company Occidental Petroleum fell short of quarterly earnings estimates, and refiner Phillips 66 also trailed sector averages. In addition, the fund did not own natural gas transporter ONEOK, which fared relatively well. Overweighted exposure to the telecommunications services sector and a position in U.K. wireless carrier Vodafone Group further hindered the fund’s relative results. The fund’s exposure to the real estate sector, which is not represented in the Index, also weighed on relative performance.

At times during the reporting period, the fund employed equity options to enhance income and protect against potential declines.

Economic Recovery Remains Intact

The U.S. economic expansion appears to be gaining momentum, and pro-growth U.S. government policies seem likely to boost corporate earnings, particularly for companies in certain industry groups. As of the reporting period’s end, we have identified an ample number of high-quality, income-oriented stocks in the financials, information technology, health care, and real estate sectors that we believe are attractively valued. We have found relatively few opportunities meeting our investment criteria in the utilities, industrials, materials, and consumer discretionary sectors.

March 15, 2017

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through June 1, 2017, for Class A, Class C, Class I, and Class Y, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.
2 Source: Lipper Inc. — The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$ 1 billion, and three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

7

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through February 28, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 9.33%, and Investor shares produced a total return of 9.25%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 8.91% for the reporting period. The Russell Midcap® Value Index and Russell Midcap® Growth Index, the fund’s secondary benchmarks, produced total returns of 10.76% and 6.74%, respectively, for the same period.2

Midcap stocks achieved solid gains over the reporting period amid expectations of greater economic growth and changing fiscal, tax, and regulatory policies under a new presidential administration. The fund outperformed the Index, mainly due to strong relative results from three of the fund’s five underlying strategies.

As of March 9, 2017, John R. Porter became a primary portfolio manager for the Mid Cap Growth Strategy, an underlying sleeve of the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of midcap companies. The fund considers midcap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Henderson Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Economic and Political Developments Drove Stocks Higher

U.S. stocks across all capitalization ranges fared well over the reporting period as investors’ risk appetites expanded in anticipation of more business-friendly policies from a newly elected U.S. government. Although the Index declined moderately in advance of the vote in November, the election’s widely unexpected outcome sparked a robust market rally that persisted through the reporting period’s end.

In this environment, financial stocks advanced amid expectations that rising interest rates, lower corporate tax rates, and reduced regulatory burdens would boost banks’ profit margins. Companies in the materials sector responded positively to firming commodity prices and expectations of greater demand stemming from higher government spending on infrastructure projects. The industrials sector climbed in anticipation of greater infrastructure and military spending. In contrast, income-oriented and traditionally defensive market segments, such as the consumer staples and telecommunications services sectors, lagged market averages when fixed-income securities became more competitive with dividend-paying stocks in a rising interest rate environment.

Midcap stocks generally produced somewhat lower returns than their large- and small-cap counterparts over the reporting period. Midcap value stocks significantly outperformed their more growth-oriented stocks, on average.

Allocation and Selection Strategies Produced Positive Results

Strong results from most of its underlying strategies enabled the fund to participate more than fully in gains posted by the Index over the reporting period. The Mid Cap Growth Strategy benefited from underweighted exposure to the consumer discretionary sector and strong stock selections in the information technology, industrials, and materials sectors. The Boston Partners Mid Cap Value Strategy achieved positive results through overweighted positions in the information technology sector and underweighted exposure to the real estate and consumer staples sectors, while relatively strong stock selections in the consumer discretionary sector partly offset shortfalls in the energy sector. The Opportunistic Mid Cap Value Strategy produced above-average returns stemming from successful security selections in the consumer staples, financials, and consumer discretionary sectors.

On the other hand, two of the fund’s underlying strategies produced relatively disappointing results for the reporting period. The Henderson Geneva Mid Cap Growth Strategy failed to keep pace with the Index when its holdings of higher quality, growth-oriented companies fell out of favor among investors, resulting in security selection shortfalls in the consumer discretionary, information technology, health care, and industrials sectors. The passively managed Mid Cap Tax-Sensitive Strategy also underperformed market averages.

We made no changes to the fund’s allocations among its five underlying strategies during the reporting period.

An Emphasis on Value-Oriented Stocks

We continue to believe that pro-growth U.S. government policies are likely to boost corporate earnings and revenue growth, particularly for companies in certain industry groups. We believe that attractively valued stocks in some of the more economically sensitive areas of the midcap stock market have the potential for particularly robust gains in a constructive market environment. Therefore, we have maintained a value-oriented tilt in the fund’s allocation strategy.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

8

For the period from September 1, 2016 through February 28, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 15.14%, and Investor shares produced a total return of 15.06%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of 12.61% for the same period. The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 9.39% and 15.80%, respectively, for the same period.2

Small-cap stocks achieved solid gains over the reporting period amid expectations of greater economic growth and changing fiscal, tax, and regulatory policies under a new presidential administration. The fund outperformed the Index due to strong relative results from its Opportunistic Small Cap Strategy.

As of March 9, 2017, John R. Porter became a primary portfolio manager for the Small Cap Growth Strategy, an underlying sleeve of the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy, and the Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Economic and Political Developments Drove Stocks Higher

U.S. stocks across all capitalization ranges fared well over the reporting period as investors’ risk appetites expanded in anticipation of more business-friendly policies from a newly elected U.S. government. Although the Index declined moderately in advance of the vote in November, the election’s widely unexpected outcome sparked a robust market rally that persisted through the reporting period’s end.

In this environment, financial stocks advanced amid expectations that rising interest rates, lower corporate tax rates, and reduced regulatory burdens would boost banks’ profit margins. The industrials sector climbed in anticipation of greater infrastructure and military spending by the U.S. government. Investors in technology companies anticipated lower corporate taxes and higher levels of enterprise spending on productivity-enhancing technologies. Energy companies benefited from stabilizing oil prices and the prospect of reduced environmental regulations. In contrast, the traditionally defensive utilities, consumer staples, and real estate sectors generally fell out of favor when fixed-income securities seemed poised to become more competitive with dividend-paying stocks in a rising interest rate environment.

Small-cap stocks generally produced higher returns than mid- and large-cap stocks over the reporting period. Small-cap value stocks significantly outperformed their more growth-oriented counterparts, on average.

Allocation and Selection Strategies Produced Positive Results

Strong results from one of its underlying strategies enabled the fund to participate more than fully in double-digit gains posted by the Index over the reporting period. The Opportunistic Small Cap Strategy benefited from overweighted positions among better performing financial stocks and lack of exposure to the lagging real estate sector. The strategy also achieved favorable results from its security selections, which proved especially beneficial in the information technology, financials, consumer discretionary, and materials sectors.

Two of the fund’s underlying strategies lagged market averages, but their shortfalls were not enough to fully offset the performance advantage provided by the Opportunistic Small Cap Strategy. Results from the Small Cap Growth Strategy were undermined by disappointments in the financials, health care, and materials sectors, as well as by relatively small representation in the materials sector and overweighted exposure to the energy, real estate, and health care sectors. The Small Cap Value Strategy struggled with lagging security selections in the information technology, health care, consumer staples, and materials sectors, as well as shortfalls stemming from underweighted exposure to the financials sector and an overweighted position in consumer discretionary stocks.

In December 2016, we adjusted the fund’s overall allocation strategy to reflect a greater emphasis on value-oriented stocks and reduced exposure to growth-oriented companies. We generally held the fund’s allocation to its opportunistic strategy steady throughout the reporting period.

An Emphasis on Value-Oriented Stocks

We continue to believe that pro-growth U.S. government policies are likely to boost corporate earnings and revenue growth, particularly for small companies in certain industry groups. We believe that attractively valued stocks in some of the more economically sensitive areas of the small-cap stock market have the potential to appear poised for particularly robust gains in a constructive market environment.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

9

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through February 28, 2017, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 13.18% and Investor shares produced a total return of 13.03%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 10.01% for the same period.2

U.S. stocks achieved solid gains over the reporting period amid expectations of changing fiscal, tax, and regulatory policies under a new presidential administration. Successful security selections in the energy, information technology, health care, and consumer discretionary sectors enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio manager adjusts exposure limits as necessary.

Economic and Political Developments Drove Stocks Higher

U.S. stocks fared well over the reporting period in anticipation of more business-friendly fiscal, regulatory, and tax policies under a newly elected U.S. government. Although the Index declined relatively mildly in advance of the vote in November, the election’s widely unexpected outcome sparked a robust market rally that persisted through the end of the reporting period.

Financial stocks led the broader market’s gains amid expectations that rising interest rates would boost banks’ lending margins. The industrials sector generated double-digit returns in anticipation of greater infrastructure and military spending by the U.S. government. In the technology sector, investors anticipated lower corporate tax rates and higher levels of enterprise spending on productivity-enhancing technologies. In contrast, high dividend-paying industry groups, such as the utilities, telecommunications services, and real estate sectors, generally fell out of favor among investors when fixed-income securities seemed poised to become more competitive in a rising interest rate environment.

Security Selections Produced Positive Results

The fund’s stock selection strategy enabled it to produce higher returns than the Index over the reporting period. While the energy sector lagged broader market averages overall, the fund’s holdings of oil refiners Valero Energy and Marathon Petroleum advanced strongly in anticipation of a less stringent regulatory environment and higher operating margins. Oil driller Nabors Industries gained value amid higher rig counts and rising capital expenditures by energy producers. The fund also benefited from its lack of exposure to energy giant ExxonMobil, which lagged market averages.

Overweighted exposure to semiconductor companies helped boost the fund’s results in the information technology sector. Graphics chips specialist NVIDIA benefited from greater adoption of machine learning and artificial intelligence applications, NXP Semiconductors was acquired at a premium to its stock price at the time, Micron Technology encountered robust demand for memory chips in a consolidating industry, and Broadcom climbed in response to a recent merger and its exposure to the smartphones upgrade cycle. Underweighted exposure to the health care sector—particularly among biotechnology and service companies—also helped support the fund’s relative performance. Finally, in the consumer discretionary sector, Time Warner gained value after a takeover offer from AT&T, and the fund generally avoided weakness among consumer durables and apparel companies.

While disappointments proved relatively mild over the reporting period, the fund’s results in the financials sector were hurt by its holdings of companies that are considered less sensitive to the potential benefits of higher interest rates, such as securities exchange Intercontinental Exchange and a lack of exposure to investment banking and brokerage companies. Meanwhile, investment manager Invesco struggled with worries that new fiduciary rules might negatively impact asset flows. Among industrial companies, the fund did not own the aerospace-and-defense firms and transportation companies that climbed in anticipation of higher government spending.

A Greater Emphasis on Economically Sensitive Companies

We continue to believe that pro-growth U.S. government policies are likely to boost corporate earnings and revenue growth, particularly for companies in certain industry groups. Therefore, we have placed greater emphasis on companies that we believe could benefit from those policy changes, and we have complemented those holdings with companies that have the potential to participate in unrelated secular growth opportunities. As of the reporting period’s end, the fund held overweighted exposure to the information technology, energy, and financials sectors, but we have identified relatively few opportunities in the utilities, telecommunications services, and real estate sectors.

March 15, 2017

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

10

For the period from September 1, 2016 through February 28, 2017, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 13.95%, and Investor shares produced a total return of 13.69%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s primary benchmark, produced a total return of 10.72% for the same period. The Russell 2500™ Growth Index and Russell 2500™ Value Index, the fund’s secondary benchmarks, produced total returns of 8.52% and 12.72%, respectively, for the same period.2

Small- and midcap stocks achieved solid gains over the reporting period amid expectations of greater economic growth and changing fiscal, tax, and regulatory policies under a new presidential administration. The fund outperformed the Index due to strong relative results from all three of its underlying strategies.

As of March 9, 2017, John R. Porter became a primary portfolio manager for the Small/Mid Cap Growth Strategy, an underlying sleeve of the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and midcap companies. The fund currently considers small- and midcap companies to be those companies with total market capitalizations that are within the market-capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Economic and Political Developments Drove Stocks Higher

U.S. stocks across all capitalization ranges fared well over the reporting period as investors’ risk appetites expanded in anticipation of more business-friendly policies from a newly elected U.S. government. Although the Index declined moderately in advance of the vote in November, the election’s widely unexpected outcome sparked a robust market rally that persisted through the reporting period’s end.

In this environment, financial stocks advanced amid expectations that rising interest rates, lower corporate tax rates, and reduced regulatory burdens would boost banks’ profit margins. Companies in the materials sector responded positively to firming commodity prices and expectations of greater demand stemming from higher government spending on infrastructure projects. The industrials sector climbed in anticipation of greater infrastructure and military spending. In contrast, income-oriented and traditionally defensive market segments, such as the consumer staples and telecommunications services sectors, lagged market averages when fixed-income securities became more competitive with dividend-paying stocks in a rising interest rate environment.

Small-cap stocks generally produced higher returns than mid- and large-cap stocks over the reporting period, but midcap stocks trailed large-cap stocks. Small- and midcap value stocks significantly outperformed their more growth-oriented counterparts, on average.

Allocation and Selection Strategies Produced Positive Results

Strong results from all three of its underlying strategies enabled the fund to participate more than fully in double-digit gains posted by the Index over the reporting period. The Opportunistic Small/Mid Cap Strategy benefited from underweighted exposure to the lagging real estate and consumer staples sectors and an overweight position in the better performing financials sector, as well as strong stock selections in the information technology, financials, and materials sectors. The Small/Mid Cap Growth Strategy achieved positive results through relatively strong stock selections in the information technology, industrials, and energy sectors. These favorable results more than offset weakness in the strategy’s sector allocation strategy, which included overweighted exposure to energy stocks and underweighted representation in the industrials and financials sectors. The Small/Mid Cap Value Strategy produced above-average returns through favorable stock picks in the consumer discretionary, health care, industrials, and energy sectors despite shortfalls related to an underweighted position in the financials sector and overweight exposure to the consumer staples sector.

In December 2016, we adjusted the fund’s overall allocation strategy to reflect a greater emphasis on value-oriented stocks and reduced exposure to growth-oriented companies. We generally held the fund’s allocation to its opportunistic strategy steady throughout the reporting period.

An Emphasis on Value-Oriented Stocks

We continue to believe that pro-growth U.S. government policies are likely to boost corporate earnings and revenue growth, particularly for small and midsize companies in certain industry groups. We believe that attractively valued stocks in some of the more economically sensitive areas of the small- and midcap stock market have the potential for particularly robust gains in a constructive market environment.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The Russell 2500™ Index measures the performance of the small- to midcap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to midcap segment. The Russell 2500™ Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to midcap opportunity set. The Russell 2500™ Growth Index measures the performance of the small- to midcap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to midcap growth market. The Russell 2500™ Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to midcap opportunity set and that the represented companies continue to reflect growth characteristics. The Russell 2500™ Value Index measures the performance of the small- to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to midcap growth market. The Russell 2500™ Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to midcap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

11

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through February 28, 2017, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon International Fund’s Class M shares produced a total return of 4.88%, and Investor shares produced a total return of 4.83%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 4.90% for the same period.2

Developed equity markets gained ground during the reporting period, bolstered by strengthening economic data and expectations of accelerating U.S. growth in the wake of the U.S. presidential election. The fund roughly matched the performance of the Index, with negative currency effects and underweighted exposure to financial stocks balanced by relatively good performance from a wide range of individual stock selections.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Improving Economic Fundamentals Buoyed Markets

Most developed international markets lost ground or drifted sideways in volatile trading during the early months of the reporting period due to concerns regarding global economic growth and uncertainties in advance of the U.S. election in November.

The election marked a turning point for most global stock markets. International equities turned generally positive in response to prospects for accelerating U.S. growth as well as improving local and regional economic fundamentals. By early 2017, the Index and most individual country stock indices had recouped previous losses, and they ended the reporting period in solidly positive territory.

The financials sector delivered particularly strong returns when bond yields rose, enhancing prospects for bank profitability. As yields rose, investors turned from income-oriented stocks to equities with more attractive valuations, including energy and basic materials stocks that rallied from previously depressed levels as commodity prices firmed. In individual markets, Japanese exporters benefited from a weak yen and rising interest rates. The Eurozone economy continued its slow but steady recovery as the unemployment rate fell and economic activity increased, driving many stocks higher. The U.K. market shrugged off concerns regarding the Brexit vote amid robust corporate earnings and improving economic forecasts.

Individual Holdings Drove Performance

The fund outperformed the Index in several markets and economic sectors. Top contributors during the reporting period included several Swiss holdings: wealth management firm Julius Baer Group, which captured increasing market share and benefited from rising equity prices; insurer and pension manager Swiss Life Holding, which posted a modest margin expansion while growing its business; and global staffing company Adecco Group, which issued strong fourth quarter financial results based on improved employment data. Notably strong holdings based elsewhere included two European banks: Denmark’s Danske Bank and Spain’s Banco Santander. Top industrial stocks included French infrastructure firm Vinci and Australian airline Qantas Airways, while strong technology holdings included Netherlands-based NXP Semiconductors, which received an acquisition offer at a premium to its stock price at the time, and French technology consultant Atos.

On a more negative note, the fund’s performance relative to the Index was undermined by declines in the euro and yen currencies, which negatively affected returns in U.S. dollars. The fund’s underweighted exposure to financials during much of the reporting period also weighed on the fund’s relative results. Individual stock disappointments included Israel-based drug maker Teva Pharmaceutical Industries, which struggled to absorb a recent acquisition while facing competition from the producer of a generic version of one of its branded drugs; and Norwegian telecommunication operator Telenor, which encountered price competition and the shift in investor sentiment away from high yielding stocks.

Maintaining a Constructive Investment Posture

In our view, the recent shift in market sentiment away from high yielding equities in favor of value-oriented stocks, particularly in the financials sector, is likely to persist for some time as central banks begin to move away from negative interest rates and wind down their quantitative easing programs. Therefore, as of the end of the reporting period, we have trimmed the fund’s exposure to the utilities and real estate sectors, while increasing its exposure to financial stocks in Europe and Japan.

More broadly, we currently believe that many international developed market equities are attractively valued while offering substantial exposure to local and regional economic recoveries. Leading economic indicators have turned increasingly positive in many parts of the world. While we are cautious regarding the potential impact of changing U.S. tax and trade policies on global growth, the new administration’s rhetoric appears targeted, and we are optimistic that pragmatism will guide policy decisions.

March 15, 2017

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

12

For the period from September 1, 2016 through February 28, 2017, as provided by George E. DeFina, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 3.86%, and Investor shares produced a total return of 3.74%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 5.51% for the same period.2

Emerging market equities gained ground during the reporting period largely in response to rising commodity prices, favorable currency movements, and improving local economies. The fund underperformed the Index, mainly due to disappointing returns from its security selection in China and, to a lesser degree, Korea and Taiwan.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Conditions Favored Value-Oriented Stocks

During the first two few months of the reporting period, uncertainties regarding the impact of the upcoming U.S. presidential election on global trade and prospects of tightening U.S. dollar liquidity led to a pullback in emerging market stocks. In the wake of the unexpected outcome of the election in November, concerns over changes to U.S. trade policy by a new presidential administration continued to take a toll on markets in Mexico and China. However, many other emerging markets responded positively to modestly rebounding energy and commodity prices, and the rally persisted through the remainder of the reporting period. Weakness in the U.S. dollar during January and February 2017 further bolstered gains for emerging markets equities.

Value-oriented stocks responded particularly well to this changing market environment. Stock prices of rapidly growing internet and technology companies tended to lag market averages, while the materials and financials sectors generally outperformed. Changing political and economic conditions in individual countries also played a significant role in the behaviors of local markets. The Egyptian market was undermined by a currency devaluation, the South Korean market was hurt by a leadership crisis, and the Russian market dipped at the end of the reporting period as hopes faded for a more constructive relationship with the West. More encouraging, Thailand’s economy firmed in the wake of a leadership change, while the economies of China and India showed signs of persistent growth.

China, Korea, and Taiwan Constrained Gains

The fund’s relative performance was undermined during the reporting period by a concentration of market strength in value-oriented shares at the expense of more growth-oriented investments. This trend proved most evident among Chinese stocks, such as Tencent Holdings, a rapidly growing internet and mobile services provider, and Ctrip.com International, China’s largest online travel agent and ride-sharing provider. Both holdings lagged despite strong growth in earnings and revenues. In Taiwan, returns were constrained by the fund’s underweighted exposure to the rebounding financials and materials sectors. In South Korea, a relatively small position in electronics maker Samsung Electronics detracted from the fund’s relative performance, as did an investment in tobacco product manufacturer KT&G, which came under increased regulatory and competitive pressure.

On a more positive note, Indian mining firm Vedanta delivered strong returns by cutting costs while increasing production volumes and prices, and car maker Maruti Suzuki India benefited from the improving Indian economy. In Thailand, state-owned oil and gas company PTT rose in response to recovering energy prices, while lending institution Thanachart Capital climbed due to revenue growth and improving credit quality. In Brazil, iron ore producer Vale and oil and gas giant Petroleo Brasileiro generated gains stemming from rising commodity prices, enabling the fund to outperform local market averages despite underweighted exposure to the fast-rising Brazilian financials sector.

Emerging Markets Appear to Have Turned a Corner

In a clear sign of improving fundamentals, emerging markets, in aggregate, have recently posted an annual earnings expansion for the first time in five years. At the same time, we believe that emerging markets equities appear attractively valued compared to other market segments. Therefore, as of the end of the reporting period, we have trimmed the fund’s exposure to more fully valued Indian equities, while increasing exposure in Taiwan. We also have decreased the fund’s consumer staple holdings from overweighted to slightly underweighted, and we have increased exposure to health care and industrial stocks.

We continue to believe that the fund’s balanced approach of investing in both growth- and value-oriented stocks offers our investors with the potential for long-term capital appreciation in this asset class in the face of unpredictable sector rotations and economic shifts.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Investors cannot invest directly in any index.

13

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through February 28, 2017, as provided by Richard A. Brown, William S. Cazalet, Thomas J. Durante, Karen Q. Wong, and Syed A. Zamil, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 4.96%, and Investor shares produced a total return of 4.77%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 4.90% for the same period.2

International equities produced moderate gains over the reporting period due to improving global economic data and expectations of more business-friendly policies from a new presidential administration in the United States. The fund produced results that were roughly in line with the Index.

As of March 9, 2017, Syed A. Zamil became a primary portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility. The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the Index, and under normal circumstances, the fund will invest in at least 10 different countries.

Improved Economic Outlook Bolstered International Stocks

International equities generally fared well over the reporting period in anticipation of higher levels of global economic growth stemming in part from more business-friendly fiscal, regulatory, and tax policies under a newly elected U.S. government. Although the Index declined relatively mildly in advance of the vote in November, the election’s widely unexpected outcome sparked a market rally that persisted through the end of the reporting period.

In addition, central banks in Europe and Japan have maintained accommodative monetary policies, which are expected to provide further support to international economies that already have shown signs of recovering from an extended period of sluggishness.

Financial and Industrial Stocks Led Markets Higher

The Index’s gains over the reporting period were driven by especially strong results from the financials sector, as banks in Japan benefited from rising interest rates and improved lending margins, and a depreciating local currency helped support revenues and earnings of capital markets companies, including investment banks and brokerage firms. Meanwhile, banks in Australia advanced due to a rebounding housing market and higher commodity prices.

The industrials sector also fared quite well. Investors in overseas engineering and construction companies that do business in the United States anticipated increased U.S. government spending on infrastructure projects. In addition, industrial companies benefited from expectations of more stimulative fiscal policies in Europe and Japan.

On the other hand, a few industry groups weighed on market averages. Income-oriented stocks in the consumer staples, telecommunications services, and utilities sectors fell out of favor as interest rates climbed and investors shifted their focus to more growth-oriented investments. The consumer staples sector also was hurt by weakness among food and beverage companies stemming from uncertainties surrounding recent mergers-and-acquisitions activity. In the health care sector, highly publicized criticism of recent increases in drug prices undermined the stocks of pharmaceutical companies in Europe.

From a country perspective, Japan represented the Index’s strongest market during the reporting period on the strength of good results from banks, exporters, and companies that produce electronic equipment for industrial applications. Australia’s stock market was bolstered by banks and industrial metals producers serving China, where economic concerns waned. Laggards during the reporting period included the United Kingdom, which generally produced flat returns due to uncertainties regarding London’s role as a global financial center following the nation’s vote to leave the European Union. Shortfalls among drug companies and utilities also weighed on U.K. stocks.

Maintaining a Diversified Portfolio

We have seen evidence of economic improvement in developed international markets, and we believe that recent political developments seem likely to further support global economic conditions. Nonetheless, we are aware that unexpected economic or political disappointments could spark heightened market volatility. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions and will make adjustments as we deem necessary.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

14

For the period from September 1, 2016 through February 28, 2017, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 5.53%, and Investor shares produced a total return of 5.39%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of 5.15% for the same period.2

Despite ongoing concerns regarding sluggish global economic growth, international equities posted moderate gains during the reporting period when investor sentiment improved in the wake of the U.S. elections in November 2016. The fund outperformed the Index, largely due to strong stock selections in the industrials and information technology sectors.

As of March 9, 2017, Syed A. Zamil became a primary portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed- and emerging-market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Improved Economic Outlook Bolstered International Stocks

International equities generally fared well over the reporting period in anticipation of higher levels of global economic growth stemming partly from more business-friendly fiscal, regulatory, and tax policies under a newly elected U.S. government. Although the Index declined relatively mildly in advance of the U.S. elections in November, the election’s widely unexpected outcome sparked a market rally that persisted through the end of the reporting period.

European stock markets particularly benefited from gains among financial stocks, which advanced in anticipation of higher interest rates, improved lending margins, and continued quantitative easing from the European Central Bank. In the United Kingdom, financial and natural resources stocks led the way, as energy companies seemed poised to benefit from oil production caps imposed by the Organization of Petroleum Exporting Countries (OPEC). Japanese stocks also fared well, led by exporters that saw demand rise due to a weakening yen. Emerging markets stocks also moved higher on the strength of currency trends and higher commodity prices.

In this environment, the dividend-paying stocks on which the fund primarily focuses generally outperformed broader market averages.

Successful Security Selections Supported Fund Performance

The fund’s positive performance compared to the Index was driven in part by strong security selection in the industrials sector, where commodities trading company Sumitomo reported better-than-expected earnings stemming from rising demand for coke and coal from Australian steelmakers. Likewise, trading company ITOCHU fared well when analysts raised their profit forecasts in response to higher iron ore prices. Better-than-average results in the information technology sector were supported by Switzerland-based semiconductor manufacturer STMicroelectronics, where revenues and profits were boosted by rising demand for automotive components and industrial applications containing the company’s microchips.

The fund achieved more disappointing results in the real estate sector, where Europe’s largest commercial real estate operator, France-based Unibail-Rodamco, declined in value despite sound underlying fundamentals when bond yields became more competitive with the dividends from real estate investment trusts. In other areas, Italian bank Intesa Sanpaolo was hurt by investors’ concerns regarding a proposed merger with a local competitor.

From a country perspective, the fund achieved especially strong relative results from investments in Japan and France, while its holdings in the United Kingdom and Italy trailed market averages.

A Disciplined Approach to Stock Picking

We have continued to maintain the fund’s quantitative investment process, which seeks to identify high-quality companies with what we believe are attractive valuations, competitive dividends, and the potential for earnings growth. Although the fund’s assets have remained broadly diversified across the Index’s various economic sectors, the results of our quantitative models recently have produced slightly overweighted exposure to the telecommunications services and utilities sectors, and slightly underweighted positions in the consumer discretionary and consumer staples sectors. From a country allocation standpoint, the fund ended the reporting period with mildly overweighted exposure to Turkey and the Czech Republic, but we have identified relatively few companies meeting our criteria in Germany and South Korea.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The MSCI ACWI ex USA Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging Market (EM) countries. Investors cannot invest directly in any index.

15

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through February 28, 2017, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 5.84%, and Investor shares produced a total return of 5.71%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 4.46% for the same period.2

Stocks rallied strongly and bonds lost a degree of value over the reporting period due to expectations of more business-friendly government policies and rising interest rates, respectively. Overweighted exposure to stocks and an underweighted position in bonds enabled the fund to outperform the Index.

As of March 9, 2017, Syed A. Zamil became a primary portfolio manager of the fund with respect to the portion of the fund’s assets allocated to the direct investments in large cap equity securities.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies, and Money Market Instruments.

Stocks Rallied, Bonds Fell in Post-Election Trading

Near the start of the reporting period, encouraging global economic data and better-than-expected corporate profits helped boost investors’ risk appetites, driving prices of stocks higher. Although U.S. stocks generally declined in the weeks before the presidential election in November, the election’s widely unexpected outcome sparked a robust market rally that persisted through the end of the reporting period as investors anticipated greater economic growth and more business-friendly fiscal, regulatory, and tax policies under a newly elected U.S. government.

Meanwhile, prices of high-quality bonds moved lower and yields climbed when investors began to anticipate that the Federal Reserve Board would raise short-term interest rates, as indeed it did in December. After the election, prices of U.S. government securities fell sharply while lower rated corporate bonds rallied.

Allocation Strategy Bolstered Fund Results

The fund’s performance compared to the Index benefited during the reporting period from our decision to maintain overweighted exposure to stocks and a relatively small position in bonds. This strategy enabled the fund to participate more fully in the stock market’s gains.

In addition, the fund received strong contributions to relative performance from its direct investments in equities. Among underlying funds, BNY Mellon Focused Equity Opportunities Fund fared well due to strong security selections in the energy and information technology sectors, and Dreyfus Select Managers Small Cap Value Fund enabled the fund to participate in one of the broad market’s stronger areas, small-cap value stocks.

Although the fund’s direct investments in bonds could not match or exceed the Index’s return in an uninspiring fixed-income market environment, they fared relatively well compared to bond market averages. A relatively short average duration helped shelter the fund from the full brunt of rising interest rates after the November election, and overweighted exposure to better performing corporate-backed bonds also proved beneficial.

Disappointments during the reporting period included the alternative investments that comprise a managed futures fund operated by an unaffiliated investment company, which value amid high volatility characterized by sudden reversals of previous market trends. Dreyfus Dynamic Total Return Fund struggled with overweight exposure to traditionally defensive market sectors and real assets, while Dreyfus/Newton International Equity Fund lagged market averages due to security selection shortfalls in the consumer discretionary, materials, and consumer staples sectors.

In December, we adjusted the fund’s allocations by eliminating Dreyfus U.S. Equity Fund and the Global Equity Fund from the fund’s portfolio, and establishing a new position in BNY Mellon Small Cap Multi-Strategy Fund.

Maintaining a Constructive Investment Posture

Although we believe that bonds currently are fairly valued and remain vulnerable to rising interest rates, stocks have the potential for further gains as global economic activity increases and more economically stimulative U.S. fiscal, tax, and regulatory policies help to boost corporate earnings. Therefore, as of the end of the reporting period, we have maintained the fund’s emphasis on equities and underweighted exposure to bonds, while maintaining exposure to alternative investments for broader diversification.

March 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Source: Morningstar Inc. — The Morningstar Moderate Target Risk Index series consists of five asset allocation indices that span the risk spectrum from conservative to aggressive. Investors cannot invest directly in any index.

16

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2016 to February 28, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2017
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.39	$5.70	–	–	–	–
Ending value (after expenses)	$1,108.50	$1,109.00	–	–	–	–
Annualized expense ratio (%)	.84	1.09	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$3.35	$4.66	–	–	–	–
Ending value (after expenses)	$1,113.50	$1,112.60	–	–	–	–
Annualized expense ratio (%)	.64	.89	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.40	$4.70	–	–	–	–
Ending value (after expenses)	$1,106.70	$1,105.50	–	–	–	–
Annualized expense ratio (%)	.65	.90	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.26	$5.56	$5.67	$9.59	$4.73	$4.26
Ending value (after expenses)	$1,119.00	$1,117.40	$1,117.60	$1,113.30	$1,119.00	$1,119.00
Annualized expense ratio (%)	.81	1.06	1.08	1.83	.90	.81
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.67	$5.97	–	–	–	–
Ending value (after expenses)	$1,093.30	$1,092.50	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.55	$6.88	–	–	–	–
Ending value (after expenses)	$1,151.40	$1,150.60	–	–	–	–
Annualized expense ratio (%)	1.04	1.29	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.60	$5.92	–	–	–	–
Ending value (after expenses)	$1,131.80	$1,130.30	–	–	–	–
Annualized expense ratio (%)	.87	1.12	–	–	–	–

17

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended February 28, 2017
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.99	$6.31
Ending value (after expenses)	$1,139.50	$1,136.90
Annualized expense ratio (%)	.94	1.19
BNY Mellon International Fund
Expenses paid per $1,000†	$5.38	$6.65
Ending value (after expenses)	$1,048.80	$1,048.30
Annualized expense ratio (%)	1.06	1.31
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.92	$8.18
Ending value (after expenses)	$1,038.60	$1,037.40
Annualized expense ratio (%)	1.37	1.62
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.73	$5.99
Ending value (after expenses)	$1,049.60	$1,047.70
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.61	$6.87
Ending value (after expenses)	$1,055.30	$1,053.90
Annualized expense ratio (%)	1.10	1.35
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.53	$2.81
Ending value (after expenses)	$1,058.40	$1,057.10
Annualized expense ratio (%)	.30	.55

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2017
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.21	$5.46	–	–	–	–
Ending value (after expenses)	$1,020.63	$1,019.39	–	–	–	–
Annualized expense ratio (%)	.84	1.09	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$3.21	$4.46	–	–	–	–
Ending value (after expenses)	$1,021.62	$1,020.38	–	–	–	–
Annualized expense ratio (%)	.64	.89	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.26	$4.51	–	–	–	–
Ending value (after expenses)	$1,021.57	$1,020.33	–	–	–	–
Annualized expense ratio (%)	.65	.90	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.06	$5.31	$5.41	$9.15	$4.51	$4.06
Ending value (after expenses)	$1,020.78	$1,019.54	$1,019.44	$1,015.72	$1,020.33	$1,020.78
Annualized expense ratio (%)	.81	1.06	1.08	1.83	.90	.81
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.51	$5.76	–	–	–	–
Ending value (after expenses)	$1,020.33	$1,019.09	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.21	$6.46	–	–	–	–
Ending value (after expenses)	$1,019.64	$1,018.40	–	–	–	–
Annualized expense ratio (%)	1.04	1.29	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.36	$5.61	–	–	–	–
Ending value (after expenses)	$1,020.48	$1,019.24	–	–	–	–
Annualized expense ratio (%)	.87	1.12	–	–	–	–

19

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUND’S (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended February 28, 2017
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.71	$5.96
Ending value (after expenses)	$1,020.13	$1,018.89
Annualized expense ratio (%)	.94	1.19
BNY Mellon International Fund
Expenses paid per $1,000†	$$5.31	$6.56
Ending value (after expenses)	$$1,019.54	$1,018.30
Annualized expense ratio (%)	1.06	1.31
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.85	$8.10
Ending value (after expenses)	$1,018.00	$1,016.76
Annualized expense ratio (%)	1.37	1.62
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.66	$5.91
Ending value (after expenses)	$1,020.18	$1,018.94
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.51	$$6.76
Ending value (after expenses)	$1,019.34	$1,018.10
Annualized expense ratio (%)	1.10	1.35
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.51	$2.76
Ending value (after expenses)	$1,023.31	$1,022.07
Annualized expense ratio (%)	.30	.55

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20

STATEMENT OF INVESTMENTS

February 28, 2017 (Unaudited)

BNY Mellon Large Cap Stock Fund
Common Stocks - 99.1%	Shares		Value ($)
Automobiles & Components - .7%
Lear	16,125		2,289,589
Banks - 6.0%
Bank of America	276,350		6,820,318
JPMorgan Chase & Co.	86,379		7,827,665
Wells Fargo & Co.	67,584		3,911,762
			18,559,745
Capital Goods - 7.7%
3M	11,878		2,213,465
Boeing	24,235		4,367,874
General Electric	205,204		6,117,131
HD Supply Holdings	36,735	[a]	1,579,605
Illinois Tool Works	8,092		1,068,225
Ingersoll-Rand	31,145		2,471,667
Lennox International	4,350		716,097
Oshkosh	7,335		497,973
Owens Corning	42,330		2,475,882
Spirit AeroSystems Holdings, Cl. A	39,562		2,437,415
			23,945,334
Consumer Durables & Apparel - .3%
Brunswick	9,515		569,853
D.R. Horton	14,115		451,680
			1,021,533
Consumer Services - 1.7%
Carnival	45,800		2,562,510
Darden Restaurants	35,731		2,668,391
			5,230,901
Diversified Financials - 5.5%
Affiliated Managers Group	11,376		1,910,372
American Express	45,571		3,648,414
Ameriprise Financial	23,905		3,143,507
Berkshire Hathaway, Cl. B	9,355	[a]	1,603,634
Discover Financial Services	43,085		3,065,067
Moody's	6,375		709,984
S&P Global	21,590		2,795,257
			16,876,235
Energy - 5.9%
Chevron	15,875		1,785,937
Cimarex Energy	17,260		2,169,927
Devon Energy	45,680		1,980,685
Exxon Mobil	85,822		6,979,045
Newfield Exploration	26,660	[a]	972,024
Phillips 66	7,160		559,840
Valero Energy	44,127		2,998,430
Williams Cos.	26,360		747,042
			18,192,930
Food & Staples Retailing - 3.3%
CVS Health	43,725		3,523,360
Walgreens Boots Alliance	31,355		2,708,445

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks - 99.1% (continued)	Shares		Value ($)
Food & Staples Retailing - 3.3% (continued)
Wal-Mart Stores	56,138		3,981,868
			10,213,673
Food, Beverage & Tobacco - 3.6%
Altria Group	7,127		533,955
Blue Buffalo Pet Products	26,750	[a]	653,770
Campbell Soup	9,570		567,979
Conagra Brands	52,580		2,166,822
Mondelez International, Cl. A	50,330		2,210,494
PepsiCo	44,270		4,886,523
			11,019,543
Health Care Equipment & Services - 4.6%
Baxter International	55,220		2,811,802
Cigna	10,821		1,611,247
Danaher	38,300		3,276,565
Express Scripts Holding	36,055	[a]	2,547,286
UnitedHealth Group	24,035		3,974,908
			14,221,808
Household & Personal Products - 2.3%
Church & Dwight	12,115		603,812
Kimberly-Clark	23,240		3,080,462
Procter & Gamble	12,259		1,116,427
Spectrum Brands Holdings	17,150		2,327,598
			7,128,299
Insurance - 3.0%
Aon	23,775		2,749,579
Marsh & McLennan Cos.	41,015		3,013,782
Prudential Financial	4,141		457,746
Travelers	24,941		3,048,788
			9,269,895
Materials - 3.4%
Air Products & Chemicals	3,565		500,776
Celanese, Ser. A	31,285		2,789,683
Crown Holdings	9,870	[a]	528,933
Nucor	12,120		758,348
Owens-Illinois	24,405	[a]	483,219
Reliance Steel & Aluminum	36,015		3,048,670
Steel Dynamics	65,150		2,384,490
			10,494,119
Media - 3.8%
CBS, Cl. B	38,035		2,507,267
Omnicom Group	4,830		411,033
Sirius XM Holdings	164,265		836,109
Time Warner	33,941		3,333,346
Walt Disney	43,149		4,750,273
			11,838,028
Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
AbbVie	16,595		1,026,235
Agilent Technologies	38,560		1,978,128

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks - 99.1% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 11.2% (continued)
Amgen	26,464		4,671,690
Celgene	22,945	[a]	2,833,937
Gilead Sciences	44,057		3,105,137
Johnson & Johnson	57,438		7,019,498
Merck & Co.	82,466		5,432,035
Pfizer	162,476		5,543,681
Thermo Fisher Scientific	18,970		2,991,190
			34,601,531
Real Estate - 2.5%
Equity Residential	36,150	[b]	2,279,980
GGP	89,702	[b]	2,229,992
Public Storage	12,230	[b]	2,781,836
Simon Property Group	2,824	[b]	520,746
			7,812,554
Retailing - 3.5%
Amazon.com	5,000	[a]	4,225,200
Burlington Stores	13,460	[a]	1,198,075
Home Depot	22,614		3,276,995
Lowe's	23,784		1,768,816
Nordstrom	9,535		444,903
			10,913,989
Semiconductors & Semiconductor Equipment - 2.1%
Applied Materials	79,980		2,896,876
Texas Instruments	45,206		3,463,684
			6,360,560
Software & Services - 13.4%
Accenture, Cl. A	16,230		1,988,175
Activision Blizzard	68,220		3,078,769
Alphabet, Cl. A	6,437	[a]	5,438,814
Alphabet, Cl. C	6,436	[a]	5,298,180
Citrix Systems	31,010	[a]	2,448,239
eBay	52,230	[a]	1,770,597
Facebook, Cl. A	36,751	[a]	4,981,231
Fiserv	8,735	[a]	1,008,019
International Business Machines	26,926		4,841,833
LogMeIn	0		27
Microsoft	68,495		4,382,310
Oracle	14,420		614,148
Red Hat	19,410	[a]	1,607,342
VeriSign	21,573	[a]	1,779,125
VMware, Cl. A	26,640	[a]	2,394,670
			41,631,479
Technology Hardware & Equipment - 7.3%
Apple	79,286		10,861,389
Cisco Systems	147,550		5,043,259
Hewlett Packard Enterprise	28,540		651,283
HP	163,230		2,835,305

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks - 99.1% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 7.3% (continued)
Motorola Solutions	31,540		2,490,714
NCR	14,655	[a]	704,466
			22,586,416
Telecommunication Services - 4.2%
AT&T	142,662		5,961,845
CenturyLink	73,443		1,781,727
Verizon Communications	103,809		5,152,041
			12,895,613
Transportation - .9%
Delta Air Lines	55,262		2,759,232
Utilities - 2.2%
FirstEnergy	71,825		2,329,285
Great Plains Energy	69,850		2,029,841
MDU Resources Group	37,965		1,029,231
PPL	38,725		1,428,178
			6,816,535
Total Investments (cost $237,095,138)	99.1%		306,679,541
Cash and Receivables (Net)	.9%		2,804,457
Net Assets	100.0%		309,483,998

aNon-income producing security.
bInvestment in real estate investment trust.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	13.4
Pharmaceuticals, Biotechnology & Life Sciences	11.2
Capital Goods	7.7
Technology Hardware & Equipment	7.3
Banks	6.0
Energy	5.9
Diversified Financials	5.5
Health Care Equipment & Services	4.6
Telecommunication Services	4.2
Media	3.8
Food, Beverage & Tobacco	3.6
Retailing	3.5
Materials	3.4
Food & Staples Retailing	3.3
Insurance	3.0
Real Estate	2.5
Household & Personal Products	2.3
Utilities	2.2
Semiconductors & Semiconductor Equipment	2.1
Consumer Services	1.7
Transportation	.9
Automobiles & Components	.7
Consumer Durables & Apparel	.3
99.1

† Based on net assets.

See notes to financial statements.

22

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks - 47.5%	Shares		Value ($)
Banks - 1.6%
Bank of America	46,430		1,145,892
Capital Goods - 5.2%
3M	3,975		740,741
Donaldson	1,504		64,597
Eaton	11,285		812,294
Emerson Electric	1,670		100,367
Fastenal	2,705		135,331
Flowserve	2,215		102,887
Honeywell International	5,777		719,237
Illinois Tool Works	5,463		721,171
MSC Industrial Direct, Cl. A	1,151		115,779
Toro	1,820	[a]	109,582
W.W. Grainger	215	[a]	53,311
			3,675,297
Consumer Durables & Apparel - .2%
NIKE, Cl. B	2,601		148,673
Consumer Services - 1.3%
McDonald's	1,022		130,458
Starbucks	2,872		163,331
Yum! Brands	9,370		612,048
			905,837
Diversified Financials - 2.6%
Intercontinental Exchange	17,320		989,492
Invesco	25,418		818,205
			1,807,697
Energy - 3.9%
EOG Resources	1,781		172,739
Halliburton	835		44,639
Nabors Industries	46,360		678,710
Occidental Petroleum	911		59,716
Schlumberger	1,586		127,451
Tesoro	8,090		689,187
Valero Energy	14,195		964,550
			2,736,992
Food & Staples Retailing - 1.3%
Costco Wholesale	5,380		953,228
Food, Beverage & Tobacco - 2.2%
Constellation Brands, Cl. A	4,290		681,295
Philip Morris International	8,024		877,424
			1,558,719
Health Care Equipment & Services - 3.9%
Abbott Laboratories	23,430		1,056,224
C.R. Bard	551		135,127
Cerner	1,890	[b]	104,026
Edwards Lifesciences	755	[b]	71,000
Henry Schein	635	[b]	108,941
Intuitive Surgical	186	[b]	137,082
ResMed	1,495	[a]	107,685
Stryker	1,052		135,245
UnitedHealth Group	4,810		795,478

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks - 47.5% (continued)	Shares		Value ($)
Health Care Equipment & Services - 3.9% (continued)
Varex Imaging	519	[a]	18,072
Varian Medical Systems	1,296	[b]	108,721
			2,777,601
Household & Personal Products - .4%
Colgate-Palmolive	1,816		132,532
Estee Lauder, Cl. A	2,140		177,299
			309,831
Insurance - 1.2%
Hartford Financial Services Group	17,460		853,619
Materials - 2.1%
Dow Chemical	13,700		852,962
Ecolab	1,080		133,888
FMC	2,130		122,731
International Flavors & Fragrances	840		105,588
Monsanto	1,229		139,897
Praxair	1,103		130,937
			1,486,003
Media - 2.5%
Comcast, Cl. A	17,740		663,831
Time Warner	9,233		906,773
Walt Disney	1,628		179,227
			1,749,831
Pharmaceuticals, Biotechnology & Life Sciences - 3.3%
Agilent Technologies	15,400		790,020
Allergan	3,906		956,267
Biogen	344	[b]	99,278
Bioverativ	174		9,062
Celgene	1,004	[b]	124,004
Gilead Sciences	1,160		81,757
Johnson & Johnson	1,225		149,707
Mettler-Toledo International	247	[b]	117,626
			2,327,721
Retailing - 1.8%
Amazon.com	1,073	[b]	906,728
The TJX Companies	2,776		217,777
Tractor Supply	1,884		133,595
			1,258,100
Semiconductors & Semiconductor Equipment - 5.0%
Broadcom	6,464		1,363,452
Micron Technology	50,900	[b]	1,193,096
NVIDIA	9,690		983,341
			3,539,889
Software & Services - 7.9%
Adobe Systems	9,742	[b]	1,152,868
Alphabet, Cl. A	1,479	[b]	1,249,652
Alphabet, Cl. C	145	[b]	119,366
Automatic Data Processing	1,560		160,087

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks - 47.5% (continued)	Shares		Value ($)
Software & Services - 7.9% (continued)
Cognizant Technology Solutions, Cl. A	2,075		122,985
Electronic Arts	12,210	[b]	1,056,165
Jack Henry & Associates	1,620		151,907
Mastercard, Cl. A	2,073		228,984
Microsoft	2,729		174,601
Oracle	2,996		127,600
Paychex	2,716		166,817
Visa, Cl. A	10,295		905,342
			5,616,374
Technology Hardware & Equipment - .9%
Amphenol, Cl. A	3,168		219,257
Cisco Systems	4,748		162,287
IPG Photonics	1,575	[b]	186,323
TE Connectivity	1,345		100,162
			668,029
Transportation - .2%
Expeditors International of Washington	2,670		150,535
Total Common Stocks (cost $23,938,300)			33,669,868
Other Investment - 52.5%
Registered Investment Companies;
BNY Mellon Income Stock Fund, Cl. M	892,874	[c]	8,348,374
Dreyfus Institutional Preferred Government Plus Money Market Fund	716,442	[d]	716,442
Dreyfus Research Growth Fund, Cl. Y	977,767	[c]	14,226,508
Dreyfus Strategic Value Fund, Cl. Y	342,663	[c]	13,925,832
Total Other Investment (cost $31,500,846)			37,217,156
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $54,166)	54,166	[d]	54,166
Total Investments (cost $55,493,312)	100.1%		70,941,190
Liabilities, Less Cash and Receivables	(.1%)		(50,596)
Net Assets	100.0%		70,890,594

aSecurity, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $280,854 and the value of the collateral held by the fund was $288,368, consisting of cash collateral of $54,166 and U.S. Government & Agency securities valued at $234,202.
bNon-income producing security.
cInvestment in affiliated mutual fund.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	51.5
Software & Services	7.9
Capital Goods	5.2
Semiconductors & Semiconductor Equipment	5.0
Health Care Equipment & Services	3.9
Energy	3.9
Pharmaceuticals, Biotechnology & Life Sciences	3.3
Diversified Financials	2.6
Media	2.5
Food, Beverage & Tobacco	2.2
Materials	2.1
Retailing	1.8
Banks	1.6
Food & Staples Retailing	1.3
Consumer Services	1.3
Insurance	1.2
Money Market Investments	1.1
Technology Hardware & Equipment	.9
Household & Personal Products	.4
Transportation	.2
Consumer Durables & Apparel	.2
100.1

† Based on net assets.

See notes to financial statements.

24

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks - 64.4%	Shares		Value ($)
Automobiles & Components - .2%
BorgWarner	1,290		54,425
Delphi Automotive	655		49,865
Ford Motor	22,993		288,102
General Motors	2,925		107,757
Goodyear Tire & Rubber	1,155		40,483
Harley-Davidson	2,994		168,802
			709,434
Banks - 3.6%
Bank of America	188,089		4,642,037
BB&T	10,767		519,185
Citigroup	14,500		867,245
Citizens Financial Group	6,935		259,161
Fifth Third Bancorp	3,234		88,741
JPMorgan Chase & Co.	25,299		2,292,595
KeyCorp	10,500		197,085
M&T Bank	630		105,191
PNC Financial Services Group	5,881		748,240
SunTrust Banks	1,700		101,133
U.S. Bancorp	5,747		316,085
Wells Fargo & Co.	33,427		1,934,755
Zions Bancorporation	2,665		119,658
			12,191,111
Capital Goods - 5.7%
3M	15,853		2,954,207
Allegion	2,996		217,480
Arconic	4,565		131,426
Boeing	5,734		1,033,439
Caterpillar	4,600		444,636
Deere & Co.	771		84,417
Donaldson	3,710		159,344
Dover	4,704		376,790
Eaton	33,511		2,412,122
Emerson Electric	6,215		373,521
Fastenal	6,670		333,700
Flowserve	6,985		324,453
Fortive	2,056		118,528
General Dynamics	2,421		459,530
General Electric	49,860		1,486,327
Honeywell International	22,382		2,786,559
Illinois Tool Works	15,998		2,111,896
Ingersoll-Rand	5,885		467,034
Johnson Controls International	1,141		47,854
Lockheed Martin	1,377		367,081
MSC Industrial Direct, Cl. A	2,837		285,374
Northrop Grumman	1,146		283,165
Parker-Hannifin	612		94,762
Raytheon	4,160		641,264
Rockwell Collins	2,233		213,452
Stanley Black & Decker	653		83,029
Toro	4,500	[a]	270,945

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.4% (continued)	Shares		Value ($)
Capital Goods - 5.7% (continued)
United Rentals	875	[b]	112,026
United Technologies	2,681		301,747
W.W. Grainger	890	[a]	220,684
Xylem	2,698		129,828
			19,326,620
Commercial & Professional Services - .2%
Pitney Bowes	6,400		87,296
Robert Half International	2,005		96,721
Waste Management	7,349		538,829
			722,846
Consumer Durables & Apparel - .6%
Leggett & Platt	5,590		274,916
Lennar, Cl. A	6,550		319,574
Mattel	480		12,350
NIKE, Cl. B	20,840		1,191,214
VF	3,480		182,526
			1,980,580
Consumer Services - 1.3%
Carnival	2,398		134,168
Chipotle Mexican Grill	285	[b]	119,341
Marriott International, Cl. A	608		52,890
McDonald's	7,891		1,007,286
Starbucks	22,648		1,287,992
Wyndham Worldwide	840		69,922
Wynn Resorts	1,145		110,092
Yum! Brands	27,267		1,781,080
			4,562,771
Diversified Financials - 3.4%
American Express	1,959		156,838
Ameriprise Financial	2,408		316,652
Berkshire Hathaway, Cl. B	11,042	[b]	1,892,820
BlackRock	749		290,208
Capital One Financial	4,908		460,665
Charles Schwab	12,266		495,669
CME Group	3,750		455,475
Discover Financial Services	5,797		412,399
Goldman Sachs Group	2,240		555,654
H&R Block	1,480		30,429
Intercontinental Exchange	51,793		2,958,934
Invesco	72,050		2,319,289
Moody's	720		80,186
Morgan Stanley	6,300		287,721
Navient	11,555		178,063
S&P Global	1,858		240,555
State Street	5,811		463,195
Synchrony Financial	3,065		111,076
T. Rowe Price Group	46		3,276
			11,709,104

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.4% (continued)	Shares		Value ($)
Energy - 4.6%
Anadarko Petroleum	4,930		318,724
Apache	4,250		223,507
Baker Hughes	1,160		69,925
Cabot Oil & Gas	5,290		115,851
Chevron	10,124		1,138,950
Cimarex Energy	937		117,800
ConocoPhillips	2,541		120,875
Devon Energy	6,515		282,490
Enbridge	5,448		228,016
EOG Resources	10,032		973,004
EQT	390		23,357
Exxon Mobil	24,289		1,975,181
Halliburton	5,322		284,514
Helmerich & Payne	3,515	[a]	240,321
Hess	3,350		172,324
Kinder Morgan	13,340		284,275
Marathon Oil	15,500		248,000
Marathon Petroleum	3,221		159,762
Murphy Oil	5,355	[a]	151,493
Nabors Industries	117,120		1,714,637
National Oilwell Varco	1,800		72,756
Newfield Exploration	3,080	[b]	112,297
Occidental Petroleum	3,194		209,367
ONEOK	1,650	[a]	89,182
Phillips 66	3,963		309,867
Pioneer Natural Resources	1,008		187,458
Range Resources	1,780		49,164
Schlumberger	11,237		903,005
Southwestern Energy	4,055	[b]	30,453
TechnipFMC	880	[b]	28,442
Tesoro	22,580		1,923,590
Transocean	11,080	[b]	153,126
Valero Energy	41,933		2,849,347
Williams Cos.	3,524		99,870
			15,860,930
Food & Staples Retailing - 1.5%
Costco Wholesale	17,380		3,079,388
CVS Health	7,141		575,422
Kroger	13,152		418,234
Sysco	1,650		86,988
Walgreens Boots Alliance	7,587		655,365
Wal-Mart Stores	6,227		441,681
			5,257,078
Food, Beverage & Tobacco - 3.4%
Altria Group	15,089		1,130,468
Archer-Daniels-Midland	4,910		230,623
Coca-Cola	19,335		811,297
Constellation Brands, Cl. A	14,059		2,232,710
General Mills	5,075		306,378

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.4% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 3.4% (continued)
Hershey	281		30,446
Kraft Heinz	4,451		407,311
McCormick & Co.	2,837		279,218
Mead Johnson Nutrition	92		8,077
Molson Coors Brewing, Cl. B	4,105		412,101
Mondelez International, Cl. A	16,565		727,535
Monster Beverage	2,265	[b]	93,862
PepsiCo	11,311		1,248,508
Philip Morris International	28,048		3,067,049
Reynolds American	6,818		419,784
Tyson Foods, Cl. A	1,390		86,958
			11,492,325
Health Care Equipment & Services - 4.2%
Abbott Laboratories	64,683		2,915,910
Aetna	3,693		475,511
AmerisourceBergen	2,378		217,611
Anthem	2,774		457,211
Baxter International	1,555		79,181
Becton Dickinson & Co.	3,270		598,573
Boston Scientific	21,064	[b]	517,121
C.R. Bard	3,239		794,332
Cardinal Health	1,135		92,355
Cerner	5,370	[b]	295,565
Cigna	2,998		446,402
Danaher	4,112		351,782
Edwards Lifesciences	1,870	[b]	175,855
Express Scripts Holding	4,448	[b]	314,251
Henry Schein	1,570	[b]	269,349
Humana	1,673		353,421
Intuitive Surgical	882	[b]	650,034
McKesson	1,422		213,485
Medtronic	8,775		709,985
ResMed	3,687	[a]	265,575
Stryker	3,586		461,016
UnitedHealth Group	20,530		3,395,251
Varex Imaging	1,277	[a]	44,465
Varian Medical Systems	3,199	[a,b]	268,364
			14,362,605
Household & Personal Products - 1.0%
Clorox	2,630		359,810
Colgate-Palmolive	11,318		825,988
Coty , Cl. A	370		6,949
Estee Lauder, Cl. A	6,375		528,169
Kimberly-Clark	1,345		178,280
Procter & Gamble	14,841		1,351,570
			3,250,766
Insurance - 1.8%
Aflac	250		18,088

26

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.4% (continued)	Shares		Value ($)
Insurance - 1.8% (continued)
Allstate	4,925		404,638
American International Group	8,685		555,145
Aon	4,666		539,623
Chubb	1,151		159,034
Cincinnati Financial	1,410		102,874
Hartford Financial Services Group	53,570		2,619,037
Lincoln National	2,076		145,652
Marsh & McLennan Cos.	5,996		440,586
MetLife	6,757		354,337
Prudential Financial	1,076		118,941
Travelers	4,531		553,869
			6,011,824
Materials - 2.2%
Air Products & Chemicals	3,487		489,819
CF Industries Holdings	2,530		79,493
Dow Chemical	43,936		2,735,455
E.I. du Pont de Nemours & Co.	7,741		607,978
Ecolab	2,670		331,000
FMC	5,260		303,081
Freeport-McMoRan	25,405	[a,b]	340,427
International Flavors & Fragrances	2,070		260,199
International Paper	2,004		105,611
LyondellBasell Industries, Cl. A	3,186		290,691
Monsanto	6,082		692,314
Mosaic	655	[a]	20,429
Newmont Mining	4,165		142,610
Nucor	1,060		66,324
PPG Industries	3,746		383,703
Praxair	3,117		370,019
Sherwin-Williams	186		57,388
Vulcan Materials	2,949		355,679
			7,632,220
Media - 2.5%
CBS, Cl. B	1,149		75,742
Charter Communications, Cl. A	607	[b]	196,097
Comcast, Cl. A	85,557		3,201,543
Discovery Communications, Cl. A	1,070	[a,b]	30,773
Omnicom Group	820		69,782
Time Warner	30,067		2,952,880
Twenty-First Century Fox, Cl. A	4,796		143,496
Viacom, Cl. B	190		8,256
Walt Disney	16,855		1,855,567
			8,534,136
Pharmaceuticals, Biotechnology & Life Sciences - 5.0%
AbbVie	8,413		520,260
Agilent Technologies	38,920		1,996,596
Alexion Pharmaceuticals	1,150	[b]	150,937
Allergan	11,898		2,912,868

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.4% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 5.0% (continued)
Amgen	5,181		914,602
Biogen	2,391	[b]	690,043
Bioverativ	425		22,134
Bristol-Myers Squibb	12,402		703,317
Celgene	10,469	[b]	1,293,026
Eli Lilly & Co.	9,386		777,255
Gilead Sciences	14,426		1,016,744
Johnson & Johnson	20,701		2,529,869
Mallinckrodt	608	[b]	31,871
Merck & Co.	15,701		1,034,225
Mettler-Toledo International	610	[b]	290,494
Mylan	1,430	[b]	59,846
Perrigo	529		39,553
Pfizer	40,278		1,374,285
Regeneron Pharmaceuticals	252	[b]	94,122
Thermo Fisher Scientific	4,740		747,403
			17,199,450
Real Estate - 1.0%
American Tower	2,360	[c]	270,904
AvalonBay Communities	2,636	[a,c]	484,444
Crown Castle International	2,870	[c]	268,431
Equinix	373	[c]	140,274
Equity Residential	5,022	[c]	316,738
Extra Space Storage	1,205	[c]	95,424
GGP	10,575		262,894
Iron Mountain	7,405	[c]	269,172
Kimco Realty	12,020	[c]	291,485
Macerich	1,470	[c]	99,049
Simon Property Group	1,672	[c]	308,317
SL Green Realty	2,005	[c]	225,923
Ventas	3,150	[c]	204,907
Weyerhaeuser	8,085	[c]	272,626
			3,510,588
Retailing - 3.2%
Amazon.com	5,481	[b]	4,631,664
Dollar Tree	3,454	[b]	264,853
eBay	2,742	[b]	92,954
Genuine Parts	414		39,624
Home Depot	10,447		1,513,875
L Brands	2,529	[a]	133,076
Lowe's	9,832		731,206
Macy's	429		14,251
Netflix	3,234	[b]	459,648
Nordstrom	3,805	[a]	177,541
O'Reilly Automotive	1,466	[b]	398,327
Priceline Group	435	[b]	749,997
Ross Stores	2,388		163,769
Target	1,370		80,515

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.4% (continued)	Shares		Value ($)
Retailing - 3.2% (continued)
The TJX Companies	15,087		1,183,575
Tractor Supply	4,646		329,448
			10,964,323
Semiconductors & Semiconductor Equipment - 3.9%
Analog Devices	1,503	[a]	123,141
Applied Materials	5,935		214,966
Broadcom	17,909		3,777,545
Intel	34,362		1,243,904
Lam Research	3,960		469,418
Micron Technology	135,470	[b]	3,175,417
NVIDIA	29,180		2,961,186
QUALCOMM	6,407		361,867
Texas Instruments	11,039		845,808
Xilinx	1,834		107,876
			13,281,128
Software & Services - 9.1%
Accenture, Cl. A	5,045		618,012
Adobe Systems	30,687	[b]	3,631,500
Alphabet, Cl. A	5,701	[b]	4,816,946
Alphabet, Cl. C	2,332	[b]	1,919,726
Autodesk	1,980	[b]	170,874
Automatic Data Processing	9,112		935,073
Cognizant Technology Solutions, Cl. A	9,347	[b]	553,997
Electronic Arts	30,850	[b]	2,668,525
Facebook, Cl. A	15,070	[b]	2,042,588
Fiserv	4,392	[b]	506,837
International Business Machines	4,269		767,652
Intuit	929		116,534
Jack Henry & Associates	4,005		375,549
Mastercard, Cl. A	13,773		1,521,366
Microsoft	63,078		4,035,730
Oracle	21,040		896,094
Paychex	12,004		737,286
PayPal Holdings	2,742	[b]	115,164
salesforce.com	7,734	[b]	629,161
Visa, Cl. A	39,840		3,503,530
Western Union	4,157	[a]	81,643
Yahoo!	11,407	[b]	520,844
			31,164,631
Technology Hardware & Equipment - 2.7%
Amphenol, Cl. A	11,724		811,418
Apple	36,846		5,047,534
Cisco Systems	46,012		1,572,690
Corning	14,950		412,769
Hewlett Packard Enterprise	20,128		459,321
HP	20,128		349,623
IPG Photonics	3,890	[b]	460,187

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.4% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 2.7% (continued)
Motorola Solutions	768		60,649
Seagate Technology	1,020		49,154
Western Digital	1,496		115,012
			9,338,357
Telecommunication Services - 1.0%
AT&T	34,418		1,438,328
CenturyLink	13,250	[a]	321,445
Frontier Communications	36,960	[a]	108,293
TE Connectivity	3,320		247,240
Verizon Communications	23,195		1,151,168
			3,266,474
Transportation - 1.0%
American Airlines Group	545		25,266
CSX	7,713		374,543
Delta Air Lines	3,995		199,470
Expeditors International of Washington	6,590		371,544
FedEx	2,533		488,818
Kansas City Southern	325		28,805
Norfolk Southern	757		91,620
Ryder System	1,780		135,547
Southwest Airlines	10,010		578,578
Union Pacific	6,826		736,798
United Parcel Service, Cl. B	2,638		278,995
			3,309,984
Utilities - 1.3%
AES	11,440		131,789
American Electric Power	2,915		195,218
CenterPoint Energy	5,755		157,227
CMS Energy	8,781		390,930
Dominion Resources	4,028		312,734
DTE Energy	660		66,911
Duke Energy	1,647		135,960
Eversource Energy	7,290		427,631
Exelon	5,575		204,658
First Solar	2,335	[a,b]	84,504
NextEra Energy	5,730		750,630
NiSource	10,190		243,643
NRG Energy	7,975		132,066
Pinnacle West Capital	1,425		117,121
SCANA	1,330		92,235
Sempra Energy	4,585		505,680
Southern	1,073		54,530
Xcel Energy	10,635		464,856
			4,468,323
Total Common Stocks (cost $124,577,116)			220,107,608

28

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Other Investment - 35.6%	Shares		Value ($)
Registered Investment Companies;
BNY Mellon Income Stock Fund, Cl. M	3,270,877	[d]	30,582,699
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,698,388	[e]	3,698,388
Dreyfus Research Growth Fund, Cl. Y	2,528,959	[d]	36,796,346
Dreyfus Strategic Value Fund, Cl. Y	1,245,531	[d]	50,618,397
Total Other Investment (cost $107,810,609)			121,695,830
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $1,329,752)	1,329,752	[e]	1,329,752
Total Investments (cost $233,717,477)	100.4%		343,133,190
Liabilities, Less Cash and Receivables	(.4%)		(1,319,288)
Net Assets	100.0%		341,813,902

aSecurity, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $3,422,247 and the value of the collateral held by the fund was $3,618,001, consisting of cash collateral of $1,329,752 and U.S. Government & Agency securities valued at $2,288,249.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated mutual fund.
eInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	34.5
Software & Services	9.1
Capital Goods	5.7
Pharmaceuticals, Biotechnology & Life Sciences	5.0
Energy	4.6
Health Care Equipment & Services	4.2
Semiconductors & Semiconductor Equipment	3.9
Banks	3.6
Diversified Financials	3.4
Food, Beverage & Tobacco	3.4
Retailing	3.2
Technology Hardware & Equipment	2.7
Media	2.5
Materials	2.2
Insurance	1.8
Food & Staples Retailing	1.5
Money Market Investments	1.5
Consumer Services	1.3
Utilities	1.3
Real Estate	1.0
Transportation	1.0
Telecommunication Services	1.0
Household & Personal Products	1.0
Consumer Durables & Apparel	.6
Commercial & Professional Services	.2
Automobiles & Components	.2
100.4

† Based on net assets.

See notes to financial statements.

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund
Common Stocks - 95.3%	Shares		Value ($)
Banks - 16.9%
Bank of America	1,472,578		36,343,225
BB&T	630,054		30,381,204
JPMorgan Chase & Co.	660,627		59,866,019
PNC Financial Services Group	100,793		12,823,893
SunTrust Banks	249,596		14,848,466
U.S. Bancorp	1,026,763		56,471,965
			210,734,772
Capital Goods - 5.7%
Honeywell International	137,445		17,111,903
Raytheon	190,168		29,314,397
United Technologies	218,815		24,627,628
			71,053,928
Diversified Financials - 3.3%
Ameriprise Financial	166,981		21,958,002
Goldman Sachs Group	77,693		19,272,526
			41,230,528
Energy - 8.2%
Occidental Petroleum	664,838		43,580,131
Phillips 66	267,092		20,883,923
Schlumberger	180,770		14,526,677
Valero Energy	351,101		23,857,313
			102,848,044
Food, Beverage & Tobacco - 9.5%
Coca-Cola	844,392		35,430,688
Conagra Brands	301,372		12,419,540
Kellogg	524,783		38,870,677
Kraft Heinz	146,875		13,440,531
Molson Coors Brewing, Cl. B	184,506		18,522,557
			118,683,993
Health Care Equipment & Services - 2.0%
AmerisourceBergen	139,729		12,786,601
UnitedHealth Group	73,008		12,074,063
			24,860,664
Insurance - 5.2%
Chubb	176,262		24,354,121
Prudential Financial	365,869		40,443,159
			64,797,280
Materials - 3.6%
Dow Chemical	330,567		20,581,101
Packaging Corporation of America	263,089		24,317,316
			44,898,417
Media - 5.2%
Omnicom Group	446,527		37,999,448
Time Warner	274,920		26,999,893
			64,999,341
Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
Bristol-Myers Squibb	192,927		10,940,890
Eli Lilly & Co.	157,402		13,034,460
Merck & Co.	671,392		44,224,591

BNY Mellon Income Stock Fund (continued)
Common Stocks - 95.3% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 6.5% (continued)
Pfizer	372,571		12,712,123
			80,912,064
Real Estate - 5.7%
Lamar Advertising, Cl. A	482,437	[a,b]	36,414,345
Uniti Group	1,192,764		34,554,373
			70,968,718
Retailing - 1.2%
Staples	1,665,357		14,971,559
Semiconductors & Semiconductor Equipment - 3.3%
Microchip Technology	180,651	[b]	13,100,811
Texas Instruments	361,688		27,712,535
			40,813,346
Technology Hardware & Equipment - 7.2%
Apple	246,008		33,700,636
Cisco Systems	1,007,221		34,426,814
Corning	778,205		21,486,240
			89,613,690
Telecommunication Services - 6.3%
AT&T	1,302,217		54,419,648
Vodafone Group, ADR	944,711	[b]	24,005,107
			78,424,755
Utilities - 5.5%
FirstEnergy	496,612		16,105,127
NextEra Energy Partners LP	958,944	[b]	29,516,296
NRG Yield, Cl. C	1,299,586	[b]	22,612,796
			68,234,219
Total Common Stocks (cost $948,746,622)			1,188,045,318
Preferred Stocks - .8%
Energy - .8%
Hess (cost $10,316,174)	154,619		9,611,117
Options Purchased - .1%	Number of Contracts		Value ($)
Put Options - .1%
S&P 500 Index (cost $2,991,262)	530		1,102,400
Other Investment - 6.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $76,931,324)	76,931,324	[c]	76,931,324

30

BNY Mellon Income Stock Fund (continued)
Investment of Cash Collateral for Securities Loaned - 2.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $31,736,573)	31,736,573	[c]	31,736,573
Total Investments (cost $1,070,721,955)	104.8%		1,307,426,732
Liabilities, Less Cash and Receivables	(4.8%)		(60,438,722)
Net Assets	100.0%		1,246,988,010

ADR—American Depository Receipt

LP—Limited Partnership

aInvestment in real estate investment trust.
bSecurity, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $63,666,273 and the value of the collateral held by the fund was $65,201,780, consisting of cash collateral of $31,736,573 and U.S. Government & Agency securities valued at $33,465,207.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	16.9
Food, Beverage & Tobacco	9.5
Energy	9.0
Money Market Investments	8.6
Technology Hardware & Equipment	7.2
Pharmaceuticals, Biotechnology & Life Sciences	6.5
Telecommunication Services	6.3
Capital Goods	5.7
Real Estate	5.7
Utilities	5.5
Media	5.2
Insurance	5.2
Materials	3.6
Diversified Financials	3.3
Semiconductors & Semiconductor Equipment	3.3
Health Care Equipment & Services	2.0
Retailing	1.2
Option Purchased	.1
104.8

† Based on net assets.

See notes to financial statements.

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund
Common Stocks - 97.3%	Shares		Value ($)
Automobiles & Components - .8%
Adient	3,137		210,587
BorgWarner	67,999		2,868,878
Delphi Automotive	2,800		213,164
Gentex	84,095		1,768,518
Goodyear Tire & Rubber	54,820		1,921,441
Harley-Davidson	28,450	[a]	1,604,011
Tenneco	61,082		3,928,183
Thor Industries	12,105		1,341,476
Visteon	74,771	[b]	6,929,029
			20,785,287
Banks - 4.7%
BB&T	64,129		3,092,300
BOK Financial	10,680	[a]	880,673
CIT Group	18,625		799,013
Comerica	30,315		2,160,853
Cullen/Frost Bankers	14,850		1,373,179
East West Bancorp	213,913		11,576,972
Fifth Third Bancorp	373,382		10,245,602
First Horizon National	56,965		1,135,882
First Republic Bank	116,774		10,956,904
Huntington Bancshares	1,423,574		20,129,336
KeyCorp	1,080,052		20,272,576
M&T Bank	18,002		3,005,794
New York Community Bancorp	84,500		1,291,160
PacWest Bancorp	21,430		1,180,793
People's United Financial	56,980		1,094,016
Popular	24,910		1,097,535
Regions Financial	259,126		3,956,854
Signature Bank	46,616	[b]	7,342,486
SunTrust Banks	205,674		12,235,546
SVB Financial Group	52,519	[b]	10,025,352
TCF Financial	66,050		1,149,270
Zions Bancorporation	31,960		1,435,004
			126,437,100
Capital Goods - 10.0%
Acuity Brands	28,049		5,926,754
AECOM	43,085	[b]	1,566,140
Air Lease	25,475	[a]	991,742
Allegion	96,984		7,040,069
AMETEK	293,739		15,853,094
Arconic	12,503		359,961
B/E Aerospace	19,255		1,224,618
Beacon Roofing Supply	48,575	[b]	2,207,248
BWX Technologies	140,348		6,517,761
Chicago Bridge & Iron Co.	17,408		584,387
Cummins	6,312		937,269
Curtiss-Wright	28,347		2,773,187
Donaldson	40,700		1,748,065
Dover	24,330		1,948,833
Eaton	42,001		3,023,232

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Capital Goods - 10.0% (continued)
Fastenal	109,521		5,479,336
Fluor	63,683		3,527,401
Fortune Brands Home & Security	106,235		6,143,570
Graco	58,056	[a]	5,269,163
HD Supply Holdings	385,928	[b]	16,594,904
Herc Holdings	3,610	[b]	186,601
Hubbell	100,511		11,922,615
Huntington Ingalls Industries	23,982		5,240,067
IDEX	76,793		7,079,547
Ingersoll-Rand	176,922		14,040,530
Johnson Controls International	31,371		1,315,700
Joy Global	49,510		1,395,687
L3 Technologies	14,120		2,376,678
Lincoln Electric Holdings	13,600		1,145,256
Masco	230,140		7,774,129
Middleby	43,673	[b]	6,057,882
MSC Industrial Direct, Cl. A	8,510		856,021
Nordson	87,239		10,472,170
Orbital ATK	5,270		487,053
Owens Corning	20,035		1,171,847
PACCAR	33,300		2,224,773
Parker-Hannifin	13,345		2,066,340
Pentair	26,730		1,551,944
Quanta Services	184,429	[b]	6,882,890
Rockwell Automation	12,719		1,921,841
Rockwell Collins	16,770		1,603,044
Roper Technologies	36,173		7,567,392
Snap-on	170,291		28,893,274
Spirit AeroSystems Holdings, Cl. A	28,830		1,776,216
Stanley Black & Decker	81,643		10,380,907
Terex	25,085		783,655
Textron	323,367		15,295,259
Timken	104,949		4,638,746
TransDigm Group	8,180	[a]	2,079,356
United Rentals	18,545	[b]	2,374,316
W.W. Grainger	337		83,563
WABCO Holdings	44,211	[b]	4,964,011
Wabtec	52,443	[a]	4,201,733
Watsco	22,960		3,404,279
WESCO International	49,618	[b]	3,448,451
Xylem	42,795		2,059,295
			269,439,802
Commercial & Professional Services - 1.9%
Avery Dennison	35,652		2,877,473
Cintas	16,745		1,976,077
Copart	192,719	[a,b]	11,397,402
IHS Markit	52,866	[a,b]	2,104,067
LSC Communications	3,043		86,482
ManpowerGroup	67,724		6,571,937

32

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Commercial & Professional Services - 1.9% (continued)
Pitney Bowes	20,740		282,894
R.R. Donnelley & Sons Co.	18,125		303,956
Republic Services	35,910		2,224,624
Robert Half International	137,602		6,637,920
Stericycle	7,120	[b]	590,106
Verisk Analytics	84,779	[b]	7,029,875
Waste Connections	105,035		9,179,009
			51,261,822
Consumer Durables & Apparel - 2.3%
Brunswick	127,848		7,656,817
Carter's	49,726		4,376,385
Coach	33,095		1,260,589
D.R. Horton	12,075		386,400
Garmin	22,545		1,163,547
Hanesbrands	51,440	[a]	1,029,314
Harman International Industries	5,526		616,812
Hasbro	29,448		2,852,628
Kate Spade & Company	30,705	[b]	732,621
Leggett & Platt	22,780		1,120,320
Lennar, Cl. A	28,855		1,407,835
Lululemon Athletica	12,535	[b]	818,034
Mattel	62,110		1,598,090
Michael Kors Holdings	23,660	[b]	863,590
Mohawk Industries	1,835	[b]	415,371
Newell Brands	376,044		18,437,437
NVR	780	[b]	1,509,277
Polaris Industries	12,611	[a]	1,074,583
PulteGroup	117,944		2,600,665
PVH	71,392		6,539,507
Ralph Lauren	7,860		623,534
Skechers USA, Cl. A	19,438	[b]	498,973
Toll Brothers	45,290		1,546,201
TopBuild	6,003	[b]	252,006
Tupperware Brands	9,295	[a]	561,325
Under Armour, Cl. A	24,735	[a,b]	510,036
Under Armour, Cl. C	24,910	[b]	462,330
Whirlpool	8,340		1,489,441
			62,403,668
Consumer Services - 1.3%
Aramark	54,045		1,931,568
Avis Budget Group	17,535	[b]	606,360
Brinker International	24,650	[a]	1,041,216
Chipotle Mexican Grill	3,282	[a,b]	1,374,305
Darden Restaurants	22,040		1,645,947
Dunkin' Brands Group	15,355		844,679
Hilton Grand Vacations	5,911		176,975
Hilton Worldwide Holdings	19,703		1,127,012
Hyatt Hotels, Cl. A	9,770	[b]	501,592
ILG	8,080		152,550

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Consumer Services - 1.3% (continued)
Marriott International, Cl. A	27,570		2,398,314
MGM Resorts International	60,420		1,588,442
Norwegian Cruise Line Holdings	4,310	[b]	218,517
Panera Bread, Cl. A	65,359	[a,b]	15,084,857
Royal Caribbean Cruises	10,310		990,791
Service Corporation International	52,230		1,605,028
Wyndham Worldwide	22,890		1,905,364
Wynn Resorts	11,505		1,106,206
			34,299,723
Diversified Financials - 9.3%
Affiliated Managers Group	35,996		6,044,808
AGNC Investment	36,395		714,434
Ally Financial	72,480		1,630,075
Ameriprise Financial	22,290		2,931,135
Capital One Financial	155,117		14,559,282
CBOE Holdings	73,647		5,748,148
Discover Financial Services	110,564		7,865,523
Donnelley Financial Solutions	3,593		83,034
Dun & Bradstreet	11,198		1,181,837
E*TRADE Financial	721,032	[b]	24,882,814
Equifax	17,235		2,259,681
H&R Block	30,380		624,613
Intercontinental Exchange	355,515		20,310,572
Invesco	156,688		5,043,787
Legg Mason	37,895		1,429,399
Leucadia National	878,572		23,387,587
LPL Financial Holdings	24,345		962,601
MFA Financial	141,715	[c]	1,136,554
Moody's	37,294		4,153,433
Nasdaq	23,680		1,683,885
Navient	326,121		5,025,525
Northern Trust	19,900		1,738,265
Principal Financial Group	32,030		2,003,156
Raymond James Financial	382,789		30,071,904
SEI Investments	74,047		3,728,266
SLM	2,511,636	[b]	30,114,516
Starwood Property Trust	22,000	[c]	502,920
State Street	72,556		5,783,439
Synchrony Financial	784,199		28,419,372
T. Rowe Price Group	17,895		1,274,303
TD Ameritrade Holding	347,265		13,578,061
Two Harbors Investment	105,420		980,406
			249,853,335
Energy - 4.5%
Antero Resources	28,850	[b]	691,823
Baker Hughes	36,115		2,177,012
Cabot Oil & Gas	44,080		965,352
Cheniere Energy	141,433	[b]	6,795,856
Cimarex Energy	33,906		4,262,662
Concho Resources	17,823	[b]	2,360,656

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Energy - 4.5% (continued)
CONSOL Energy	35,000	[a,b]	544,950
Devon Energy	54,785		2,375,478
Diamond Offshore Drilling	27,155	[a,b]	457,290
Diamondback Energy	131,899	[b]	13,303,333
Energen	144,970	[b]	7,610,925
Ensco, Cl. A	67,145	[a]	653,992
EQT	69,977	[a]	4,190,923
Gulfport Energy	104,948	[b]	1,819,798
Helmerich & Payne	25,640	[a]	1,753,007
Hess	27,500		1,414,600
HollyFrontier	30,210	[a]	884,549
Marathon Oil	368,287		5,892,592
Marathon Petroleum	149,239		7,402,254
Murphy Oil	26,480	[a]	749,119
Nabors Industries	58,285		853,292
National Oilwell Varco	16,920		683,906
Newfield Exploration	147,737	[b]	5,386,491
Noble	57,045	[a]	381,061
Noble Energy	38,200		1,390,862
Oceaneering International	17,860		505,795
ONEOK	24,750		1,337,737
Parsley Energy, Cl. A	180,100	[b]	5,473,239
PDC Energy	93,187	[b]	6,298,509
QEP Resources	203,743	[b]	2,803,504
Range Resources	30,220		834,676
Rice Energy	58,522	[b]	1,091,435
Rowan Cos., Cl. A	27,375	[b]	496,035
RSP Permian	101,026	[b]	3,989,517
Southwestern Energy	56,105	[b]	421,349
Superior Energy Services	344,949	[b]	5,691,658
Targa Resources	22,765	[a]	1,286,223
TechnipFMC	269,126	[b]	8,698,152
Tesoro	36,247		3,087,882
Transocean	61,045	[a,b]	843,642
Weatherford International	142,170	[a,b]	804,682
World Fuel Services	13,365		483,412
WPX Energy	100,855	[b]	1,301,030
			120,450,260
Exchange-Traded Funds - 1.7%
iShares Russell Mid-Cap Growth ETF	86,333	[a]	8,932,012
SPDR S&P MidCap 400 ETF Trust	114,047	[a]	35,886,029
			44,818,041
Food & Staples Retailing - .2%
Rite Aid	144,300	[b]	865,800
Sprouts Farmers Market	19,590	[a,b]	361,631
Sysco	6,140		323,701
US Foods Holding	142,989		3,939,347
			5,490,479
Food, Beverage & Tobacco - 2.5%
Archer-Daniels-Midland	367,336		17,253,772

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 2.5% (continued)
Brown-Forman, Cl. B	17,330		845,011
Bunge	7,155		585,637
Campbell Soup	18,170		1,078,390
Coca-Cola European Partners	110,470		3,832,204
Conagra Brands	51,890		2,138,387
Constellation Brands, Cl. A	7,293		1,158,201
Dr. Pepper Snapple Group	11,415		1,066,618
Hain Celestial Group	12,805	[b]	453,041
Hershey	12,140		1,315,369
Ingredion	18,750		2,266,687
J.M. Smucker	42,635		6,042,659
Kellogg	11,905		881,803
Lamb Weston Holdings	17,296		677,830
McCormick & Co.	19,335		1,902,951
Mead Johnson Nutrition	18,745		1,645,624
Molson Coors Brewing, Cl. B	120,295		12,076,415
Monster Beverage	17,622	[b]	730,256
Pilgrim's Pride	25,115	[a]	511,844
Pinnacle Foods	11,375		649,854
TreeHouse Foods	73,779	[a,b]	6,277,117
Tyson Foods, Cl. A	38,890		2,432,958
WhiteWave Foods	34,680	[b]	1,910,174
			67,732,802
Health Care Equipment & Services - 8.0%
Abbott Laboratories	30,756		1,386,480
ABIOMED	70,239	[b]	8,286,095
Acadia Healthcare	9,860	[a,b]	440,939
Alere	14,850	[b]	568,755
Align Technology	120,285	[b]	12,360,487
Allscripts Healthcare Solutions	40,940	[b]	498,649
AmerisourceBergen	28,230		2,583,327
athenahealth	42,452	[a,b]	5,006,364
Becton Dickinson & Co.	24,663		4,514,562
Boston Scientific	1,047,400	[b]	25,713,670
Brookdale Senior Living	361,657	[b]	5,207,861
C.R. Bard	30,875		7,571,785
Cardinal Health	34,780		2,830,049
Centene	147,793	[b]	10,419,406
Cerner	123,393	[b]	6,791,551
Cooper	32,989		6,569,429
DaVita	75,422	[b]	5,235,041
DENTSPLY SIRONA	244,098		15,505,105
DexCom	220,365	[a,b]	17,223,728
Edwards Lifesciences	21,490	[b]	2,020,920
Envision Healthcare	8,911	[b]	623,770
Henry Schein	33,196	[b]	5,695,106
Hill-Rom Holdings	12,660		841,257
Hologic	23,175	[b]	940,442
Humana	52,909		11,177,026

34

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Health Care Equipment & Services - 8.0% (continued)
IDEXX Laboratories	34,763	[b]	5,038,549
Intuitive Surgical	3,543	[b]	2,611,191
Laboratory Corporation of America Holdings	120,711	[b]	17,172,347
Medidata Solutions	44,852	[b]	2,508,124
Quest Diagnostics	25,140		2,449,642
ResMed	22,965	[a]	1,654,169
STERIS	63,715	[a]	4,468,333
Tenet Healthcare	13,327	[a,b]	257,211
Universal Health Services, Cl. B	31,841		3,999,230
Varex Imaging	8,468		294,856
Varian Medical Systems	63,044	[a,b]	5,288,761
VCA	57,361	[b]	5,214,115
Veeva Systems, Cl. A	10,500	[b]	458,745
Zimmer Biomet Holdings	46,036		5,389,895
			216,816,972
Household & Personal Products - .4%
Church & Dwight	165,861		8,266,512
Clorox	9,230		1,262,756
Edgewell Personal Care	11,720	[b]	865,405
Energizer Holdings	12,239		671,432
Herbalife	8,435	[a,b]	476,493
Nu Skin Enterprises, Cl. A	13,635		675,478
			12,218,076
Insurance - 3.8%
Alleghany	13,936	[b]	8,999,869
Allstate	72,870		5,986,999
Aon	77,994		9,020,006
Assurant	128,360		12,707,640
Assured Guaranty	22,780		936,486
Cincinnati Financial	30,550		2,228,928
Everest Re Group	8,640		2,031,610
FNF Group	48,465		1,857,663
Hartford Financial Services Group	53,110		2,596,548
Lincoln National	36,155		2,536,635
Loews	135,374		6,359,871
Markel	1,331	[b]	1,304,021
Marsh & McLennan Cos.	68,533		5,035,805
Old Republic International	65,890		1,364,582
Progressive	61,690		2,417,014
Reinsurance Group of America	73,788		9,596,867
Torchmark	43,953		3,407,676
Unum Group	262,766		12,830,864
Validus Holdings	19,190		1,106,495
W.R. Berkley	103,974		7,384,233
XL Group	86,588		3,505,948
			103,215,760
Materials - 4.8%
Albemarle	19,155		1,944,424
Alcoa	4,167		144,137

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Materials - 4.8% (continued)
Ashland Global Holdings	9,860		1,189,708
Ball	7,200		529,416
Bemis	25,965		1,287,085
Berry Plastics Group	106,715	[b]	5,370,966
Celanese, Ser. A	22,210		1,980,466
CF Industries Holdings	31,120		977,790
Crown Holdings	94,500	[b]	5,064,255
Eagle Materials	118,834	[a]	12,324,274
Eastman Chemical	6,350		509,588
FMC	23,435		1,350,325
Freeport-McMoRan	151,720	[a,b]	2,033,048
GCP Applied Technologies	8,515		224,370
Graphic Packaging Holding	167,635		2,237,927
Ingevity	3,558		192,025
International Flavors & Fragrances	15,023		1,888,391
International Paper	227,752		12,002,530
Martin Marietta Materials	8,904		1,922,819
Mosaic	640,381		19,973,483
Newmont Mining	290,275		9,939,016
Nucor	40,615		2,541,281
Packaging Corporation of America	87,772		8,112,766
Potash Corporation of Saskatchewan	257,818		4,493,768
PPG Industries	27,515		2,818,361
Reliance Steel & Aluminum	16,000		1,354,400
Royal Gold	11,655		769,813
Sealed Air	143,215		6,656,633
Sherwin-Williams	2,924		902,171
Sonoco Products	25,750		1,372,990
Steel Dynamics	200,136		7,324,978
Valspar	17,765		1,975,823
Vulcan Materials	16,935		2,042,530
W.R. Grace & Co.	8,520		603,557
WestRock	107,782		5,790,049
			129,845,163
Media - 1.7%
AMC Networks, Cl. A	13,630	[b]	815,210
CBS, Cl. B	130,546		8,605,592
Charter Communications, Cl. A	1,958	[b]	632,551
Cinemark Holdings	29,195		1,222,395
Discovery Communications, Cl. A	22,600	[a,b]	649,976
Discovery Communications, Cl. C	8,480	[b]	238,034
Gannett	15,382		134,131
Interpublic Group of Companies	227,866		5,491,571
John Wiley & Sons, Cl. A	17,755		926,811
Liberty Broadband, Cl. A	2,552	[b]	215,032
Liberty Broadband, Cl. C	8,505	[b]	730,920
Liberty Media Corp-Liberty Braves, Cl. A	1,021	[b]	22,493
Liberty Media Corp-Liberty Braves, Cl. C	4,175	[b]	91,808
Liberty Media Corp-Liberty Formula One, Cl. A	2,552	[b]	76,841

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Media - 1.7% (continued)
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	b	401,559
Liberty Media Corp-Liberty SiriusXM, Cl. C	41,750	b	1,625,327
Lions Gate Entertainment, Cl. B	15,128	b	377,897
News Corp., Cl. A	86,120		1,104,058
Nielsen Holdings	72,245		3,204,788
Omnicom Group	69,193		5,888,324
Sinclair Broadcast Group, Cl. A	272,066		10,855,433
TEGNA	50,955		1,305,977
Tribune Media, Cl. A	11,445		395,081
Viacom, Cl. B	33,980		1,476,431
			46,488,240
Pharmaceuticals, Biotechnology & Life Sciences - 3.1%
Agilent Technologies	38,810		1,990,953
Akorn	5,155	b	107,276
Alexion Pharmaceuticals	87,483	b	11,482,144
Alkermes	184,904	b	10,447,076
Alnylam Pharmaceuticals	14,163	a,b	731,377
BioMarin Pharmaceutical	86,936	b	8,165,898
Bio-Techne	8,410		894,151
Bruker	65,576		1,583,660
Charles River Laboratories International	8,750	[b]	760,988
ICON	16,853	[b]	1,411,776
Illumina	12,719	[b]	2,129,161
Incyte	16,004	[b]	2,130,132
Ionis Pharmaceuticals	30,335	[a,b]	1,509,773
Jazz Pharmaceuticals	175,284	[b]	23,246,164
Juno Therapeutics	13,135	[a,b]	315,765
Mallinckrodt	10,701	[b]	560,946
Mettler-Toledo International	4,135	[b]	1,969,170
Neurocrine Biosciences	155,110	[b]	6,849,658
OPKO Health	75,325	[a,b]	631,977
Perrigo	16,726		1,250,603
Qiagen	22,842	[b]	650,069
United Therapeutics	9,233	[b]	1,363,899
Waters	14,140	[b]	2,191,559
Zoetis	35,200		1,876,512
			84,250,687
Real Estate - 4.9%
American Assets Trust	52,772	[c]	2,321,968
American Homes 4 Rent, Cl. A	79,975	[c]	1,901,006
Apartment Investment & Management, Cl. A	28,160	[c]	1,310,285
Apple Hospitality REIT	29,665	[c]	582,621
AvalonBay Communities	8,627	[c]	1,585,470
Boston Properties	81,745	[c]	11,365,007
Brixmor Property Group	35,930	[c]	838,606
Camden Property Trust	19,430	[c]	1,644,749
CBRE Group, Cl. A	63,290	[b,c]	2,254,390
Colony NorthStar, Cl. A	73,755		1,082,723
CoreCivic	19,774		666,384

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Real Estate - 4.9% (continued)
Crown Castle International	23,415	[c]	2,190,005
Digital Realty Trust	25,055	[a,c]	2,705,940
Douglas Emmett	95,383	[c]	3,847,750
Equinix	22,376	[c]	8,414,942
Equity Commonwealth	50,205	[b,c]	1,569,408
Equity Lifestyle Properties	26,350	[c]	2,097,987
Equity Residential	45,133	[c]	2,846,538
Essex Property Trust	18,236	[a,c]	4,279,989
Extra Space Storage	28,165	[a,c]	2,230,386
Federal Realty Investment Trust	6,345	[c]	892,932
Forest City Realty Trust, Cl. A	55,930	[c]	1,278,001
Four Corners Property Trust	8,576	[c]	190,216
Gaming and Leisure Properties	17,145	[c]	548,640
GGP	199,838		4,967,973
Healthcare Trust of America, Cl. A	40,030	[c]	1,287,765
Hospitality Properties Trust	46,945	[c]	1,491,912
Host Hotels & Resorts	105,409	[c]	1,896,308
Iron Mountain	53,958	[c]	1,961,373
Jones Lang LaSalle	7,400		848,780
Kilroy Realty	22,478	[c]	1,734,178
Kimco Realty	251,391	[c]	6,096,232
Macerich	53,157	[c]	3,581,719
Omega Healthcare Investors	27,920	[a,c]	911,309
Outfront Media	211,086	[c]	5,477,682
Park Hotels & Resorts	11,822	[a]	301,934
Prologis	57,060	[c]	2,912,913
Quality Care Properties	3,389		64,323
Rayonier	37,674	[a,c]	1,078,983
Realty Income	44,600	[a,c]	2,733,088
Regency Centers	99,011	[c]	6,965,424
SL Green Realty	94,512	[c]	10,649,612
Spirit Realty Capital	96,595	[c]	1,061,579
Taubman Centers	16,530	[c]	1,153,133
UDR	56,260	[c]	2,053,490
Uniti Group	18,570		537,973
Ventas	27,175	[c]	1,767,734
VEREIT	161,410	[c]	1,463,989
Vornado Realty Trust	21,185	[c]	2,327,596
Weingarten Realty Investors	42,650	[c]	1,512,795
Welltower	41,575	[c]	2,926,048
Weyerhaeuser	69,422	[c]	2,340,910
WP Carey	13,480	[c]	850,453
			131,603,151
Retailing - 5.5%
Advance Auto Parts	30,295		4,744,500
AutoZone	3,700	[b]	2,725,235
Bed Bath & Beyond	220,134		8,893,414
Best Buy	80,324	[a]	3,544,698
CarMax	24,630	[a,b]	1,589,620
Dillard's, Cl. A	2,692	[a]	146,768

36

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Retailing - 5.5% (continued)
Dollar General	31,445		2,296,114
Dollar Tree	125,681	[b]	9,637,219
eBay	445,611	[b]	15,106,213
Expedia	125,288		14,914,284
Foot Locker	30,885	[a]	2,337,068
GameStop, Cl. A	25,985	[a]	635,073
Gap	49,140		1,219,655
Genuine Parts	13,910		1,331,326
Groupon	32,380	[a,b]	136,967
Kohl's	5,160		219,919
L Brands	16,100	[a]	847,182
Liberty Expedia Holdings, Cl. A	8,456	[b]	365,976
Liberty Interactive Corp. QVC Group, Cl. A	52,410	[b]	989,501
Liberty Ventures, Ser. A	12,684	[b]	556,320
LKQ	557,112	[b]	17,593,597
Murphy USA	14,322	[b]	912,311
Nordstrom	39,845	[a]	1,859,168
O'Reilly Automotive	37,337	[b]	10,144,836
Ross Stores	164,562		11,285,662
Sally Beauty Holdings	44,365	[b]	970,263
Signet Jewelers	10,958	[a]	696,819
Staples	115,820		1,041,222
Tiffany & Co.	16,960	[a]	1,558,115
Tractor Supply	64,116		4,546,466
TripAdvisor	14,495	[b]	601,108
Ulta Beauty	49,755	[b]	13,604,510
Williams-Sonoma	231,979	[a]	11,271,860
			148,322,989
Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices	30,870		2,529,179
Applied Materials	47,730		1,728,781
Broadcom	7,809		1,647,152
Cypress Semiconductor	71,745		952,056
KLA-Tencor	10,620		957,074
Lam Research	89,818		10,647,026
Linear Technology	38,630		2,494,725
Marvell Technology Group	76,715		1,196,754
Maxim Integrated Products	285,114		12,630,550
Mellanox Technologies	149,655	[a,b]	7,243,302
Microchip Technology	10,689		775,166
Micron Technology	108,520	[b]	2,543,709
Microsemi	60,492	[b]	3,134,695
NVIDIA	53,210		5,399,751
ON Semiconductor	218,532	[b]	3,306,389
Qorvo	23,885	[b]	1,578,798
Skyworks Solutions	148,762		14,104,125
Teradyne	312,101		8,876,152
United Microelectronics, ADR	2,484,303		5,067,978

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.3% (continued)
Xilinx	30,960		1,821,067
			88,634,429
Software & Services - 11.7%
Activision Blizzard	256,043		11,555,221
Akamai Technologies	147,852	[b]	9,255,535
Alliance Data Systems	14,236	[a]	3,459,063
Amdocs	142,340		8,632,921
ANSYS	123,289	[b]	13,162,334
Autodesk	28,790	[b]	2,484,577
Booz Allen Hamilton Holdings	335,949		12,016,896
Broadridge Financial Solutions	176,934		12,266,834
CA	31,425		1,014,085
CDK Global	14,640		972,535
Citrix Systems	11,990	[b]	946,611
Cognizant Technology Solutions, Cl. A	194,260	[b]	11,513,790
CommerceHub, Ser. A	2,114	[b]	34,881
CommerceHub, Ser. C	4,228	[b]	69,128
CommVault Systems	21,809	[b]	1,069,731
Computer Sciences	63,417		4,347,870
Conduent	28,124		452,515
CoreLogic	21,095	[b]	826,713
CoStar Group	48,377	[b]	9,829,239
CSRA	22,595		673,783
Electronic Arts	46,965	[b]	4,062,472
Fidelity National Information Services	272,106		22,386,161
FireEye	14,615	[a,b]	164,565
First Data, Cl. A	779,531	[b]	12,550,449
Fiserv	93,344	[b]	10,771,898
FleetCor Technologies	4,984	[b]	847,280
Gartner	72,739	[b]	7,507,392
Global Payments	29,990		2,389,903
IAC/InterActiveCorp	69,560	[b]	5,143,266
Intuit	190,374		23,880,515
j2 Global	41,556		3,383,490
Jack Henry & Associates	21,980		2,061,065
Leidos Holdings	48,512		2,585,690
LogMeIn	2,060		189,043
Manhattan Associates	92,715	[b]	4,649,657
MAXIMUS	51,988		3,102,124
NetEase, ADR	14,290		4,359,307
Nuance Communications	166,260	[b]	2,831,408
Pandora Media	37,850	[a,b]	468,583
Paychex	94,014		5,774,340
Red Hat	85,197	[b]	7,055,164
Science Applications International	123,762		10,763,581
ServiceNow	107,222	[b]	9,319,736
Shopify, Cl. A	208,463	[a,b]	12,343,094
Splunk	91,747	[b]	5,663,542
Square, Cl. A	445,368	[b]	7,713,774

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Software & Services - 11.7% (continued)
SS&C Technologies Holdings	250,354	[a]	8,767,397
Symantec	35,785		1,022,377
Tableau Software, Cl. A	13,962	[b]	736,356
Total System Services	37,190		2,026,111
Twilio, Cl. A	327,758	[a]	10,396,484
Twitter	73,465	[a,b]	1,158,543
Tyler Technologies	35,748	[b]	5,421,184
Ultimate Software Group	20,811	[a,b]	4,024,639
VeriSign	22,480	[b]	1,853,926
Western Union	64,740	[a]	1,271,494
Workday, Cl. A	13,645	[a,b]	1,131,580
			314,361,852
Technology Hardware & Equipment - 5.5%
3D Systems	30,440	[a,b]	462,688
Amphenol, Cl. A	291,783		20,194,301
Arrow Electronics	92,512	[b]	6,679,366
Brocade Communications Systems	94,935		1,168,650
Ciena	378,503	[b]	9,969,769
CommScope Holding	94,440	[b]	3,593,442
EchoStar, Cl. A	15,280	[b]	813,966
F5 Networks	9,733	[b]	1,394,447
Flex	342,820	[b]	5,653,102
FLIR Systems	555,448		20,390,496
Harris	93,135		10,235,536
Hewlett Packard Enterprise	421,037		9,608,064
Jabil Circuit	133,932	[a]	3,416,605
Juniper Networks	55,900		1,565,200
Keysight Technologies	341,686	[b]	12,847,394
Motorola Solutions	25,235		1,992,808
NCR	23,405	[b]	1,125,078
NetApp	22,755		951,842
Palo Alto Networks	12,380	[a,b]	1,880,522
Teradata	224,207	[b]	6,972,838
Trimble	338,240	[b]	10,495,587
Viavi Solutions	858,145	[b]	8,598,613
Western Digital	60,628		4,661,081
Xerox	140,620		1,046,213
Zebra Technologies, Cl. A	18,387	[b]	1,667,885
			147,385,493
Telecommunication Services - .4%
CenturyLink	51,610	[a]	1,252,059
Frontier Communications	173,540	[a]	508,472
Level 3 Communications	17,217	[b]	985,673
SBA Communications	14,216	[b]	1,645,786
Sprint	116,415	[a,b]	1,025,616
TE Connectivity	60,412		4,498,882
Telephone & Data Systems	24,285		656,424
Zayo Group Holdings	28,265	[b]	890,913
			11,463,825

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Transportation - 1.4%
American Airlines Group	19,245	[a]	892,198
CH Robinson Worldwide	25,380		2,039,791
Copa Holdings, Cl. A	8,535	[a]	908,892
Expeditors International of Washington	27,280		1,538,046
Genesee & Wyoming, Cl. A	6,105	[b]	452,625
Hertz Global Holdings	234,333	[b]	5,324,046
J.B. Hunt Transport Services	141,282	[a]	13,869,654
JetBlue Airways	48,500	[b]	968,060
Kansas City Southern	18,870		1,672,448
Landstar System	15,410		1,337,588
Macquarie Infrastructure	11,225		863,652
Norfolk Southern	22,721		2,749,923
Southwest Airlines	35,135		2,030,803
Spirit Airlines	14,530	[a,b]	758,611
United Continental Holdings	34,750	[b]	2,574,627
			37,980,964
Utilities - 3.6%
AES	130,655		1,505,146
Alliant Energy	90,429		3,570,137
Ameren	113,383		6,200,916
American Electric Power	94,191		6,307,971
American Water Works	91,664		7,149,792
Aqua America	38,885	[a]	1,234,210
Atmos Energy	6,290	[a]	492,444
Calpine	919,506	[b]	10,767,415
CenterPoint Energy	32,965		900,604
CMS Energy	57,200		2,546,544
Consolidated Edison	22,755		1,753,045
DTE Energy	22,480		2,279,022
Edison International	154,327		12,306,035
Entergy	10,715		821,412
Eversource Energy	48,435		2,841,197
FirstEnergy	61,825		2,004,985
Great Plains Energy	168,112		4,885,335
National Fuel Gas	8,530		514,359
NiSource	80,020		1,913,278
NRG Energy	65,635		1,086,916
OGE Energy	12,170		448,221
PG&E	93,531		6,243,194
Pinnacle West Capital	30,425		2,500,631
Portland General Electric	65,995		2,991,553
PPL	55,880		2,060,854
Public Service Enterprise Group	40,115		1,844,488
SCANA	32,040		2,221,974
Sempra Energy	22,455		2,476,562
Vectren	30,775		1,734,171
WEC Energy Group	22,830		1,375,964
Westar Energy	10,005		540,070

38

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.3% (continued)	Shares		Value ($)
Utilities - 3.6% (continued)
Xcel Energy	42,585		1,861,390
			97,379,835
Total Common Stocks (cost $1,902,343,880)			2,622,939,755
Master Limited Partnerships - .1%
Diversified Financials - .1%
Blackstone Group LP (cost $1,602,921)	78,930		2,331,592
Rights - .0%	Number of Rights		Value ($)
Food & Staples Retailing - .0%
Safeway CVR--Casa Ley	30,090	[b]	0
Safeway CVR--PDC	30,090	[b]	0
Health Care Equipment & Services - .0%
Community Health Systems (cost $2,051)	33,320	[b]	287
Total Rights (cost $2,051)			287
Other Investment - 2.3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $63,412,551)	63,412,551	[d]	63,412,551
Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $71,504,401)	71,504,401	[d]	71,504,401
Total Investments (cost $2,038,865,804)	102.4%		2,760,188,586
Liabilities, Less Cash and Receivables	(2.4%)		(64,234,183)
Net Assets	100.0%		2,695,954,403

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
LP—Limited Partnership

aSecurity, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $152,398,584 and the value of the collateral held by the fund was $158,053,983, consisting of cash collateral of $71,504,401 and U.S. Government & Agency securities valued at $86,549,582.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	11.7
Capital Goods	10.0
Diversified Financials	9.4
Health Care Equipment & Services	8.0
Retailing	5.5
Technology Hardware & Equipment	5.5
Money Market Investments	5.0
Real Estate	4.9
Materials	4.8
Banks	4.7
Energy	4.5
Insurance	3.8
Utilities	3.6
Semiconductors & Semiconductor Equipment	3.3
Pharmaceuticals, Biotechnology & Life Sciences	3.1
Food, Beverage & Tobacco	2.5
Consumer Durables & Apparel	2.3
Commercial & Professional Services	1.9
Media	1.7
Exchange-Traded Funds	1.7
Transportation	1.4
Consumer Services	1.3
Automobiles & Components	.8
Household & Personal Products	.4
Telecommunication Services	.4
Food & Staples Retailing	.2
102.4

† Based on net assets.

See notes to financial statements.

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Common Stocks - 98.4%	Shares		Value ($)
Automobiles & Components - 1.1%
Gentherm	40,361	[a]	1,463,086
Visteon	41,233	[a]	3,821,062
			5,284,148
Banks - 13.3%
Ameris Bancorp	23,301		1,125,438
Associated Banc-Corp	76,429		1,968,047
Atlantic Capital Bancshares	30,967	[a]	557,406
Banner	85,338		4,959,845
Brookline Bancorp	66,248		1,050,031
Bryn Mawr Bank	19,724		809,670
Capital Bank Financial, Cl. A	20,218		824,894
Central Pacific Financial	37,852		1,195,366
CoBiz Financial	34,607		590,049
Columbia Banking System	68,150		2,718,504
CVB Financial	55,150		1,309,813
FCB Financial Holdings, Cl. A	116,190	[a]	5,646,834
First Horizon National	91,619	[b]	1,826,883
First Interstate BancSystem, Cl. A	58,336		2,558,034
First Merchants	14,423		578,651
Fulton Financial	88,483	[b]	1,692,237
Great Western Bancorp	21,943		937,844
Hancock Holding	51,591		2,447,993
IBERIABANK	29,993		2,541,907
MGIC Investment	345,558	[a]	3,680,193
Midland States Bancorp	22,345		785,650
National Bank Holdings, Cl. A	63,237		2,086,189
Old National Bancorp	47,549		872,524
Pinnacle Financial Partners	31,069		2,156,189
Seacoast Banking Corporation of Florida	38,623	[a]	897,212
Simmons First National, Cl. A	3,855	[b]	221,663
South State	29,763		2,663,789
SVB Financial Group	35,855	[a]	6,844,361
Synovus Financial	37,856		1,598,280
TriState Capital Holdings	31,891	[a]	751,033
UMB Financial	23,192		1,827,993
Umpqua Holdings	92,695		1,743,593
United Community Banks	58,767		1,697,779
Webster Financial	67,959	[b]	3,732,988
			66,898,882
Capital Goods - 6.7%
Aerovironment	41,172	[a,b]	1,112,467
Apogee Enterprises	10,895		622,976
Astec Industries	15,660		989,242
Atkore International Group	24,609		645,248
Beacon Roofing Supply	45,314	[a]	2,059,068
Chart Industries	29,058	[a]	1,034,174
Comfort Systems USA	24,799		946,082
Crane	20,096		1,452,740
Curtiss-Wright	15,661		1,532,116
EMCOR Group	23,684		1,456,092

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.4% (continued)	Shares		Value ($)
Capital Goods - 6.7% (continued)
EnerSys	20,597		1,580,408
Granite Construction	53,962		2,860,526
Herc Holdings	20,432	[a]	1,056,130
Kennametal	41,689		1,546,245
KEYW Holding	197,536	[a]	1,959,557
Lindsay	19,314	[b]	1,546,472
Mercury Systems	84,650	[a]	3,162,524
Raven Industries	22,623		668,510
Simpson Manufacturing	35,343		1,525,404
Teledyne Technologies	12,078	[a]	1,587,170
Thermon Group Holdings	66,881	[a]	1,348,321
Trinity Industries	42,031		1,128,112
Valmont Industries	6,019		946,488
Watsco	7,375		1,093,491
			33,859,563
Commercial & Professional Services - 2.5%
Aqua Metals	25,428	[a,b]	433,293
Interface	55,948		1,057,417
Knoll	76,309		1,705,506
Korn/Ferry International	44,943		1,389,188
LSC Communications	22,831		648,857
McGrath RentCorp	9,632		362,452
Steelcase, Cl. A	155,241		2,483,856
TrueBlue	110,303	[a]	2,862,363
WageWorks	19,553	[a]	1,505,581
			12,448,513
Consumer Durables & Apparel - 2.0%
Cavco Industries	7,417	[a]	884,477
Deckers Outdoor	19,909	[a,b]	1,051,792
Ethan Allen Interiors	27,284		784,415
G-III Apparel Group	124,550	[a]	3,204,671
Kate Spade & Company	68,612	[a]	1,637,082
Oxford Industries	16,000		899,360
Vera Bradley	40,128	[a]	419,739
William Lyon Homes, Cl. A	51,732	[a,b]	953,421
			9,834,957
Consumer Services - 2.1%
Belmond, Cl. A	104,171	[a]	1,349,014
Bright Horizons Family Solutions	9,041	[a]	624,823
Buffalo Wild Wings	8,002	[a,b]	1,240,310
Cheesecake Factory	32,007		1,954,027
Planet Fitness, Cl. A	196,395		4,224,456
Texas Roadhouse	25,096		1,061,561
			10,454,191
Diversified Financials - 4.7%
Cohen & Steers	30,347	[b]	1,141,351
Donnelley Financial Solutions	60,866		1,406,613
FNFV Group	130,661	[a]	1,626,729
Green Dot, Cl. A	93,789	[a]	2,748,956

40

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.4% (continued)	Shares		Value ($)
Diversified Financials - 4.7% (continued)
Investment Technology Group	112,811		2,258,476
Landcadia Holdings	60,686		656,926
Morningstar	14,485		1,162,132
Raymond James Financial	47,098		3,700,019
SLM	656,309	[a]	7,869,145
WisdomTree Investments	118,508	[b]	1,079,608
			23,649,955
Energy - 4.3%
Arch Coal, Cl. A	42,714	[a,b]	3,069,428
Callon Petroleum	90,992	[a,b]	1,148,319
Dril-Quip	14,780	[a,b]	906,753
Geospace Technologies	31,869	[a]	526,157
Laredo Petroleum	63,929	[a]	884,138
Natural Gas Services Group	25,569	[a]	666,072
Oasis Petroleum	85,988	[a,b]	1,217,590
Oceaneering International	12,573		356,067
Oil States International	99,067	[a]	3,645,666
PDC Energy	52,584	[a]	3,554,153
RPC	82,501	[b]	1,650,020
SemGroup, Cl. A	39,872		1,401,501
Synergy Resources	134,723	[a,b]	1,100,687
US Silica Holdings	24,152		1,221,367
			21,347,918
Exchange-Traded Funds - .7%
iShares Russell 2000 ETF	12,379	[b]	1,706,321
iShares Russell 2000 Growth ETF	12,760	[b]	2,044,790
			3,751,111
Food & Staples Retailing - 1.3%
Performance Food Group	50,586	[a]	1,193,830
Sprouts Farmers Market	48,004	[a]	886,154
United Natural Foods	76,666	[a]	3,300,471
US Foods Holding	36,402		1,002,875
			6,383,330
Food, Beverage & Tobacco - 1.5%
Boston Beer, Cl. A	14,155	[a,b]	2,245,691
Calavo Growers	32,195	[b]	1,815,798
Freshpet	56,184	[a]	567,458
Hain Celestial Group	32,847	[a]	1,162,127
Snyder's-Lance	45,362	[b]	1,795,428
			7,586,502
Health Care Equipment & Services - 3.7%
Air Methods	35,606	[a,b]	1,347,687
Align Technology	18,185	[a]	1,868,691
Allscripts Healthcare Solutions	110,270	[a]	1,343,089
Amedisys	22,699	[a]	1,094,546
AMN Healthcare Services	32,126	[a,b]	1,321,985
Analogic	8,314		684,658
Brookdale Senior Living	90,133	[a]	1,297,915
DexCom	12,064	[a]	942,922
Endologix	127,874	[a,b]	845,247

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.4% (continued)	Shares		Value ($)
Health Care Equipment & Services - 3.7% (continued)
Globus Medical, Cl. A	64,866	[a,b]	1,803,923
Natus Medical	18,824	[a]	696,959
NxStage Medical	64,708	[a]	1,848,060
Omnicell	39,615	[a]	1,506,360
Tivity Health	32,589	[a]	941,822
WellCare Health Plans	6,616	[a]	934,179
			18,478,043
Household & Personal Products - .7%
Avon Products	435,810	[a]	1,917,564
Inter Parfums	53,661		1,856,671
			3,774,235
Insurance - .3%
Safety Insurance Group	9,526		676,346
Selective Insurance Group	23,699		1,049,866
			1,726,212
Materials - 4.0%
Calgon Carbon	45,739		644,920
Carpenter Technology	54,778		2,221,796
Commercial Metals	41,775		882,706
Haynes International	16,492		644,178
Headwaters	71,764	[a]	1,650,572
Louisiana-Pacific	74,737	[a]	1,762,298
Methanex	124,211		6,334,761
OMNOVA Solutions	197,042	[a]	1,822,639
Stillwater Mining	31,036	[a]	529,474
Summit Materials, Cl. A	63,093	[a]	1,507,292
US Concrete	29,940	[a,b]	1,886,220
			19,886,856
Media - 3.9%
E.W. Scripps, Cl. A	93,201	[a,b]	2,146,419
Gray Television	240,958	[a]	3,277,029
IMAX	58,841	[a,b]	1,903,506
New York Times, Cl. A	103,681	[b]	1,493,006
Nexstar Media Group	69,215		4,772,374
Scholastic	24,535		1,105,547
Sinclair Broadcast Group, Cl. A	121,645		4,853,635
			19,551,516
Pharmaceuticals, Biotechnology & Life Sciences - 8.2%
Aerie Pharmaceuticals	14,423	[a,b]	682,929
Avadel Pharmaceuticals, ADR	159,063	[a]	1,695,612
Cambrex	70,372	[a]	3,965,462
Flexion Therapeutics	184,916	[a]	3,707,566
Foamix Pharmaceuticals	131,843	[a,b]	1,289,425
Galapagos, ADR	22,073	[a]	1,557,250
GW Pharmaceuticals, ADR	23,412	[a,b]	2,921,349
Halozyme Therapeutics	105,873	[a,b]	1,357,292
Ligand Pharmaceuticals	20,410	[a,b]	2,135,498
Natera	134,806	[a]	1,288,745

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.4% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 8.2% (continued)
NeoGenomics	130,519	[a,b]	1,053,288
Otonomy	58,570	[a]	869,765
Radius Health	34,709	[a,b]	1,462,637
Retrophin	52,938	[a,b]	1,125,991
Revance Therapeutics	128,835	[a,b]	2,705,535
Sage Therapeutics	96,543	[a,b]	6,506,998
Supernus Pharmaceuticals	47,920	[a]	1,231,544
TherapeuticsMD	902,902	[a]	5,670,225
			41,227,111
Real Estate - 4.4%
Agree Realty	19,117	[c]	948,777
American Assets Trust	27,572	[c]	1,213,168
CareTrust	66,476	[c]	1,048,991
CBL & Associates Properties	95,920	[c]	962,078
CoreCivic	15,747		530,674
CyrusOne	29,302	[b,c]	1,491,472
DuPont Fabros Technology	44,475	[c]	2,290,018
Education Realty Trust	8,444	[c]	355,915
Healthcare Trust of America, Cl. A	24,595	[c]	791,221
LaSalle Hotel Properties	38,334	[c]	1,107,853
Monmouth Real Estate Investment	78,168	[c]	1,141,253
Outfront Media	28,090	[c]	728,936
Parkway	47,282	[a,c]	991,976
Pebblebrook Hotel Trust	61,523	[b,c]	1,768,786
Physicians Realty Trust	61,002	[c]	1,215,160
Potlatch	63,093	[c]	2,791,865
Retail Opportunity Investments	24,772	[b,c]	544,984
STAG Industrial	44,286	[c]	1,143,907
Tanger Factory Outlet Centers	24,781	[c]	839,332
			21,906,366
Retailing - 4.2%
Burlington Stores	14,926	[a]	1,328,563
Core-Mark Holding	21,719		706,302
Dillard's, Cl. A	23,757		1,295,232
Duluth Holdings, Cl. B	15,349	[a]	323,710
Etsy	130,556	[a]	1,582,339
Express	87,348	[a]	981,792
Lithia Motors, Cl. A	51,331		4,910,837
Monro Muffler Brake	27,281		1,568,658
Office Depot	785,845		3,276,974
Ollie's Bargain Outlet Holdings	51,860	[a,b]	1,625,811
RH	35,403	[a,b]	1,077,667
The Children's Place	14,182		1,436,637
Urban Outfitters	38,447	[a]	1,000,775
			21,115,297
Semiconductors & Semiconductor Equipment - 5.2%
Brooks Automation	53,356		1,113,006
Cirrus Logic	23,560	[a]	1,274,125

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.4% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 5.2% (continued)
First Solar	34,727	[a,b]	1,256,770
Impinj	97,641	[b]	2,769,099
Inphi	52,024	[a]	2,442,007
Integrated Device Technology	40,962	[a,b]	979,401
MaxLinear, Cl. A	81,830	[a]	2,130,853
Mellanox Technologies	35,346	[a,b]	1,710,746
Microsemi	44,175	[a]	2,289,149
Nanometrics	20,344	[a]	553,560
Photronics	78,780	[a]	842,946
Power Integrations	40,552		2,562,886
Semtech	33,536	[a]	1,121,779
Teradyne	180,362		5,129,495
			26,175,822
Software & Services - 9.5%
Acxiom	50,198	[a]	1,431,647
CACI International, Cl. A	13,039	[a]	1,635,091
CommVault Systems	113,607	[a]	5,572,423
Criteo, ADR	87,097	[a,b]	4,091,817
CSG Systems International	26,830		1,057,370
DST Systems	16,198		1,937,281
Envestnet	23,683	[a,b]	915,348
HubSpot	41,296	[a]	2,457,112
LogMeIn	21,367		1,960,422
MicroStrategy, Cl. A	6,835	[a]	1,311,500
Mimecast	116,402	[a]	2,290,791
New Relic	55,415	[a]	1,949,500
Proofpoint	28,746	[a,b]	2,264,322
Qualys	24,763	[a]	865,467
Shopify, Cl. A	48,525	[a]	2,873,165
Silver Spring Networks	74,000	[a]	907,240
Square, Cl. A	355,641	[a]	6,159,702
Teradata	77,098	[a]	2,397,748
Twilio, Cl. A	48,339	[b]	1,533,313
Varonis Systems	47,130	[a]	1,291,362
Verint Systems	36,954	[a]	1,395,014
WebMD Health	25,551	[a]	1,326,097
			47,623,732
Technology Hardware & Equipment - 9.0%
Airgain	23,645		297,927
CalAmp	46,942	[a]	760,930
Calix	88,279	[a]	609,125
Ciena	225,942	[a]	5,951,312
Cray	50,043	[a]	1,043,397
Electronics For Imaging	24,656	[a]	1,135,902
FARO Technologies	16,030	[a]	553,035
FLIR Systems	16,181		594,005
Infinera	323,495	[a,b]	3,509,921
Keysight Technologies	35,188	[a]	1,323,069

42

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.4% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 9.0% (continued)
Lumentum Holdings	31,852	[a]	1,462,007
Methode Electronics	71,455		2,965,382
NETGEAR	61,633	[a]	3,377,488
NetScout Systems	45,595	[a]	1,684,735
Novanta	62,628	[a]	1,521,860
Plantronics	18,116		970,293
Sierra Wireless	143,860	[a,b]	4,064,045
Tech Data	14,263	[a,b]	1,240,881
Universal Display	57,260	[b]	4,858,511
Viavi Solutions	619,364	[a]	6,206,027
Vishay Intertechnology	52,601	[b]	833,726
			44,963,578
Transportation - 3.1%
ArcBest	35,561		1,043,715
Avis Budget Group	133,375	[a]	4,612,107
Kirby	20,533	[a,b]	1,420,884
Knight Transportation	123,652		4,043,420
Marten Transport	43,103		1,058,179
Werner Enterprises	129,782		3,633,896
			15,812,201
Utilities - 2.0%
American States Water	19,567		875,036
Calpine	89,783	[a,b]	1,051,359
Chesapeake Utilities	19,963		1,376,449
Dynegy	78,630	[a]	632,185
Hawaiian Electric Industries	42,789	[b]	1,424,018
Portland General Electric	27,548		1,248,751
Vectren	21,121		1,190,168
WGL Holdings	24,193		2,019,874
			9,817,840
Total Common Stocks (cost $395,045,942)			493,557,879
Other Investment - 1.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,402,160)	7,402,160	[d]	7,402,160

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Investment of Cash Collateral for Securities Loaned - 8.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $44,635,044)	44,635,044	[d]	44,635,044
Total Investments (cost $447,083,146)	108.8%		545,595,083
Liabilities, Less Cash and Receivables	(8.8%)		(44,223,904)
Net Assets	100.0%		501,371,179

ADR—American Depository Receipt
ETF—Exchange-Traded Fund

aNon-income producing security.
bSecurity, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $63,222,067 and the value of the collateral held by the fund was $66,541,037, consisting of cash collateral of $44,635,044 and U.S. Government & Agency securities valued at $21,905,993.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	13.3
Money Market Investments	10.4
Software & Services	9.5
Technology Hardware & Equipment	9.0
Pharmaceuticals, Biotechnology & Life Sciences	8.2
Capital Goods	6.7
Semiconductors & Semiconductor Equipment	5.2
Diversified Financials	4.7
Real Estate	4.4
Energy	4.3
Retailing	4.2
Materials	4.0
Media	3.9
Health Care Equipment & Services	3.7
Transportation	3.1
Commercial & Professional Services	2.5
Consumer Services	2.1
Consumer Durables & Apparel	2.0
Utilities	2.0
Food, Beverage & Tobacco	1.5
Food & Staples Retailing	1.3
Automobiles & Components	1.1
Household & Personal Products	.7
Exchange-Traded Funds	.7
Insurance	.3
108.8

† Based on net assets.

See notes to financial statements.

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Focused Equity Opportunities Fund
Common Stocks - 99.7%	Shares		Value ($)
Banks - 4.3%
Bank of America	749,970		18,509,260
Capital Goods - 10.3%
3M	58,911		10,978,065
Eaton	168,290		12,113,514
Honeywell International	87,348		10,874,826
Illinois Tool Works	81,221		10,721,984
			44,688,389
Consumer Services - 2.3%
Yum! Brands	153,040		9,996,573
Diversified Financials - 6.4%
Intercontinental Exchange	270,095		15,430,527
Invesco	389,650	[a]	12,542,834
			27,973,361
Energy - 8.5%
Nabors Industries	755,480		11,060,227
Tesoro	121,420		10,343,770
Valero Energy	229,340		15,583,653
			36,987,650
Food & Staples Retailing - 3.5%
Costco Wholesale	85,650		15,175,467
Food, Beverage & Tobacco - 6.1%
Constellation Brands, Cl. A	75,397		11,973,798
Philip Morris International	131,612		14,391,772
			26,365,570
Health Care Equipment & Services - 7.4%
Abbott Laboratories	429,100		19,343,828
UnitedHealth Group	78,652		13,007,468
			32,351,296
Insurance - 3.2%
Hartford Financial Services Group	282,210		13,797,247
Materials - 3.0%
Dow Chemical	212,820		13,250,173
Media - 5.9%
Comcast, Cl. A	284,680		10,652,726
Time Warner	152,910		15,017,291
			25,670,017
Pharmaceuticals, Biotechnology & Life Sciences - 6.6%
Agilent Technologies	243,250		12,478,725
Allergan	65,526	[a]	16,042,075
			28,520,800
Retailing - 3.1%
Amazon.com	15,973	[b]	13,497,824
Semiconductors & Semiconductor Equipment - 13.1%
Broadcom	101,229		21,352,233
Micron Technology	869,480	[b]	20,380,611
NVIDIA	151,440		15,368,131
			57,100,975

BNY Mellon Focused Equity Opportunities Fund (continued)
Common Stocks - 99.7% (continued)	Shares		Value ($)
Software & Services - 16.0%
Adobe Systems	138,648	[b]	16,407,604
Alphabet, Cl. A	23,241	[b]	19,637,018
Electronic Arts	213,670	[b]	18,482,455
Visa, Cl. A	170,520		14,995,529
			69,522,606
Total Common Stocks (cost $330,279,288)			433,407,208
Other Investment - .1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $444,671)	444,671	[c]	444,671
Total Investments (cost $330,723,959)	99.8%		433,851,879
Cash and Receivables (Net)	.2%		654,170
Net Assets	100.0%		434,506,049

aSecurity, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $3,646,653 and the value of the collateral held by the fund was $3,778,341, consisting of U.S. Government & Agency securities.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	16.0
Semiconductors & Semiconductor Equipment	13.1
Capital Goods	10.3
Energy	8.5
Health Care Equipment & Services	7.4
Pharmaceuticals, Biotechnology & Life Sciences	6.6
Diversified Financials	6.4
Food, Beverage & Tobacco	6.1
Media	5.9
Banks	4.3
Food & Staples Retailing	3.5
Insurance	3.2
Retailing	3.1
Materials	3.0
Consumer Services	2.3
Money Market Investment	.1
99.8

† Based on net assets.

See notes to financial statements.

44

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Common Stocks - 98.5%	Shares		Value ($)
Automobiles & Components - .8%
Visteon	27,438	[a]	2,542,679
Banks - 7.4%
Banner	41,126		2,390,243
Columbia Banking System	13,320		531,335
First Republic Bank	53,405		5,010,991
Great Western Bancorp	14,749		630,372
Huntington Bancshares	188,025		2,658,673
KeyCorp	185,986		3,490,957
National Bank Holdings, Cl. A	24,851		819,834
SVB Financial Group	21,563	[a]	4,116,161
TriState Capital Holdings	12,533	[a]	295,152
Webster Financial	79,123	[b]	4,346,226
			24,289,944
Capital Goods - 5.4%
AGCO	37,262		2,270,001
Allegion	4,694		340,737
AMETEK	13,460		726,436
Beacon Roofing Supply	17,808	[a]	809,196
BWX Technologies	8,973		416,706
Crane	7,897		570,874
Curtiss-Wright	6,155		602,144
Graco	3,660	[b]	332,182
Granite Construction	9,610		509,426
HD Supply Holdings	14,687	[a]	631,541
Herc Holdings	8,030	[a]	415,071
Hubbell	12,547		1,488,325
Ingersoll-Rand	4,537		360,056
Mercury Systems	33,265	[a]	1,242,780
Nordson	4,174		501,047
Quanta Services	11,641	[a]	434,442
Snap-on	16,448		2,790,732
Valmont Industries	19,170		3,014,482
Watsco	2,899		429,835
			17,886,013
Commercial & Professional Services - 2.9%
Aqua Metals	9,993	[a]	170,281
Clean Harbors	57,790	[a]	3,349,508
Copart	7,251	[a,b]	428,824
Robert Half International	31,107		1,500,602
Steelcase, Cl. A	80,712		1,291,392
TrueBlue	58,576	[a]	1,520,047
WageWorks	7,684	[a]	591,668
Waste Connections	6,582		575,201
			9,427,523
Consumer Durables & Apparel - .9%
G-III Apparel Group	82,518	[a]	2,123,188
Newell Brands	13,660		669,750
PVH	3,641		333,516
			3,126,454

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.5% (continued)	Shares		Value ($)
Consumer Services - 3.9%
Bright Horizons Family Solutions	3,552	[a]	245,479
Buffalo Wild Wings	3,144	[a]	487,320
Cheesecake Factory	51,894		3,168,129
Grand Canyon Education	58,578	[a]	3,595,518
Panera Bread, Cl. A	2,692	[a]	621,314
Planet Fitness, Cl. A	41,572		894,214
Service Corporation International	116,394		3,576,788
Texas Roadhouse	9,862		417,163
			13,005,925
Diversified Financials - 6.3%
CBOE Holdings	4,609		359,732
E*TRADE Financial	176,855	[a]	6,103,266
FNFV Group	71,302	[a]	887,710
Green Dot, Cl. A	26,302	[a]	770,912
Invesco	9,811		315,816
Leucadia National	181,045		4,819,418
Raymond James Financial	27,737		2,179,019
SLM	408,394	[a]	4,896,644
WisdomTree Investments	46,570	[b]	424,253
			20,756,770
Energy - 4.5%
Arch Coal, Cl. A	28,735	[a,b]	2,064,897
Diamondback Energy	3,181	[a]	320,836
Dril-Quip	53,566	[a,b]	3,286,274
Laredo Petroleum	25,122	[a]	347,437
Oil States International	97,728	[a]	3,596,390
PDC Energy	18,602	[a]	1,257,309
RPC	134,836	[b]	2,696,720
Superior Energy Services	21,741	[a]	358,727
TechnipFMC	14,258	[a]	460,819
US Silica Holdings	9,491		479,960
			14,869,369
Exchange-Traded Funds - 1.4%
iShares Russell 2000 ETF	4,781	[b]	659,013
iShares Russell 2000 Growth ETF	4,858		778,495
iShares Russell 2000 Value ETF	25,271		3,022,159
			4,459,667
Food & Staples Retailing - 2.3%
Casey's General Stores	25,213		2,888,906
Performance Food Group	19,880	[a]	469,168
United Natural Foods	74,490	[a]	3,206,794
US Foods Holding	33,889		933,642
			7,498,510
Food, Beverage & Tobacco - 1.7%
Boston Beer, Cl. A	18,182	[a,b]	2,884,574
Calavo Growers	12,651	[b]	713,516
Freshpet	22,079	[a]	222,998
Molson Coors Brewing, Cl. B	7,146		717,387
Snyder's-Lance	17,827	[b]	705,593

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.5% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 1.7% (continued)
TreeHouse Foods	4,656	[a,b]	396,132
			5,640,200
Health Care Equipment & Services - 5.9%
ABIOMED	2,456	[a]	289,734
Align Technology	12,405	[a]	1,274,738
Amedisys	23,828	[a]	1,148,986
athenahealth	2,363	[a,b]	278,669
Boston Scientific	24,702	[a]	606,434
Brookdale Senior Living	82,246	[a]	1,184,342
Centene	7,591	[a]	535,166
Dentsply Sirona	7,962		505,746
DexCom	37,089	[a,b]	2,898,876
Endologix	50,251	[a,b]	332,159
Globus Medical, Cl. A	95,394	[a,b]	2,652,907
Laboratory Corporation of America Holdings	4,764	[a]	677,727
MEDNAX	33,916	[a]	2,414,480
NxStage Medical	25,429	[a]	726,252
Omnicell	31,678	[a]	1,204,556
Premier, Cl. A	63,291	[a]	1,989,236
VCA	3,614	[a]	328,513
WellCare Health Plans	2,600	[a]	367,120
			19,415,641
Household & Personal Products - .4%
Avon Products	152,972	[a]	673,077
Inter Parfums	21,088		729,645
			1,402,722
Insurance - 1.1%
Assurant	13,574		1,343,826
MGIC Investment	198,695	[a]	2,116,102
			3,459,928
Materials - 4.6%
Carpenter Technology	8,953		363,134
Compass Minerals International	37,809	[b]	2,865,922
Eagle Materials	7,394		766,832
Headwaters	28,202	[a]	648,646
Methanex	73,071		3,726,621
Mosaic	97,685		3,046,795
Packaging Corporation of America	24,058		2,223,681
Steel Dynamics	8,500		311,100
Summit Materials, Cl. A	24,795	[a]	592,353
US Concrete	9,989	[a,b]	629,307
			15,174,391
Media - 2.7%
IMAX	23,123	[a]	748,029
Nexstar Media Group	57,351		3,954,351
Sinclair Broadcast Group, Cl. A	108,940		4,346,706
			9,049,086

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.5% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 6.8%
Aerie Pharmaceuticals	5,667	[a,b]	268,332
Alkermes	10,865	[a]	613,873
BioMarin Pharmaceutical	4,582	[a]	430,387
Cambrex	74,711	[a]	4,209,965
Flexion Therapeutics	35,512	[a]	712,016
Foamix Pharmaceuticals	51,811	[a,b]	506,712
Galapagos, ADR	8,675	[a]	612,021
GW Pharmaceuticals, ADR	14,877	[a,b]	1,856,352
Halozyme Therapeutics	41,606	[a,b]	533,389
Jazz Pharmaceuticals	13,175	[a]	1,747,269
Ligand Pharmaceuticals	8,021	[a,b]	839,237
Natera	52,975	[a]	506,441
NeoGenomics	51,292	[a]	413,926
Neurocrine Biosciences	9,768	[a]	431,355
Otonomy	23,016	[a]	341,788
Radius Health	13,640	[a,b]	574,790
Retrophin	20,804	[a,b]	442,501
Sage Therapeutics	58,454	[a,b]	3,939,800
TherapeuticsMD	561,443	[a]	3,525,862
			22,506,016
Real Estate - 4.7%
DuPont Fabros Technology	17,477	[c]	899,891
Empire State Realty Trust, Cl. A	109,090	[b,c]	2,379,253
Equinix	1,042	[c]	391,865
Healthcare Trust of America, Cl. A	76,913	[b,c]	2,474,291
Jones Lang LaSalle	22,103		2,535,214
Monmouth Real Estate Investment	30,718	[c]	448,483
Pebblebrook Hotel Trust	96,064	[c]	2,761,840
Physicians Realty Trust	23,972	[c]	477,522
Potlatch	17,284	[c]	764,817
STORE Capital	91,215	[c]	2,272,166
			15,405,342
Retailing - 5.1%
Burlington Stores	5,866	[a]	522,133
Core-Mark Holding	8,535		277,558
Dick's Sporting Goods	52,987		2,593,714
Dollar Tree	6,259	[a]	479,940
Duluth Holdings, Cl. B	6,623	[a]	139,679
Etsy	51,305	[a]	621,817
Expedia	5,316		632,817
Lithia Motors, Cl. A	32,614		3,120,181
LKQ	23,425	[a]	739,762
Monro Muffler Brake	10,721		616,458
Office Depot	606,257		2,528,092
Ollie's Bargain Outlet Holdings	20,380	[a,b]	638,913
Ross Stores	8,077		553,921
Ulta Beauty	2,545	[a]	695,879
Williams-Sonoma	53,256	[b]	2,587,709
			16,748,573

46

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.5% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.9%
Impinj	38,371	[b]	1,088,202
Inphi	20,444	[a,b]	959,641
Marvell Technology Group	43,002		670,831
Maxim Integrated Products	15,548		688,776
MaxLinear, Cl. A	32,157	[a]	837,368
Mellanox Technologies	23,203	[a,b]	1,123,025
Microsemi	24,754	[a]	1,282,752
Power Integrations	15,935		1,007,092
Skyworks Solutions	6,436		610,197
Teradyne	103,159		2,933,842
United Microelectronics, ADR	843,701		1,721,150
			12,922,876
Software & Services - 12.2%
Akamai Technologies	8,085	[a]	506,121
Amdocs	47,998		2,911,079
ANSYS	3,544	[a]	378,357
Booz Allen Hamilton Holdings	21,173		757,358
Broadridge Financial Solutions	16,242		1,126,058
CACI International, Cl. A	5,124	[a]	642,550
Cognizant Technology Solutions, Cl. A	8,385	[a]	496,979
CommVault Systems	29,037	[a]	1,424,265
CoreLogic	80,381	[a]	3,150,131
CoStar Group	1,660	[a]	337,279
Criteo, ADR	46,699	[a,b]	2,193,919
Envestnet	15,440	[a,b]	596,756
Fidelity National Information Services	9,023		742,322
HubSpot	16,229	[a]	965,626
Intuit	5,730		718,771
Jack Henry & Associates	34,431		3,228,595
KEYW Holding	77,627	[a]	770,060
LogMeIn	8,397		770,425
Mimecast	45,744	[a]	900,242
New Relic	21,776	[a]	766,080
Nuance Communications	39,181	[a]	667,252
Paychex	4,023		247,093
Proofpoint	11,297	[a]	889,865
Science Applications International	7,757	[b]	674,626
ServiceNow	6,247	[a]	542,989
Shopify, Cl. A	31,973	[a]	1,893,121
Splunk	4,413	[a]	272,414
Square, Cl. A	264,786	[a]	4,586,094
SS&C Technologies Holdings	9,718		340,324
Teradata	64,314	[a]	2,000,165
Twilio, Cl. A	39,638	[b]	1,257,317
Varonis Systems	18,521	[a]	507,475
WebMD Health	57,681	[a]	2,993,644
			40,255,352

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.5% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 8.8%
Airgain	9,292		117,079
Amphenol, Cl. A	9,494		657,080
Calix	34,691	[a]	239,368
Ciena	159,941	[a]	4,212,846
Dolby Laboratories, Cl. A	45,745		2,236,473
FLIR Systems	72,713		2,669,294
Infinera	71,817	[a]	779,214
IPG Photonics	30,541	[a]	3,613,000
Keysight Technologies	13,515	[a]	508,164
Lumentum Holdings	20,941	[a]	961,192
Methode Electronics	53,480		2,219,420
National Instruments	71,044		2,290,459
NETGEAR	17,854	[a]	978,399
Novanta	24,611	[a]	598,047
Trimble	13,456	[a]	417,540
Universal Display	21,905		1,858,639
Viavi Solutions	419,277	[a]	4,201,156
Zebra Technologies, Cl. A	6,189	[a]	561,404
			29,118,774
Transportation - 3.9%
Avis Budget Group	74,787	[a]	2,586,134
J.B. Hunt Transport Services	4,495		441,274
Kirby	46,786	[a,b]	3,237,591
Knight Transportation	50,792		1,660,898
Ryder System	39,890		3,037,623
Werner Enterprises	72,998		2,043,944
			13,007,464
Utilities - .9%
American Water Works	11,492		896,376
Calpine	168,540	[a,b]	1,973,603
			2,869,979
Total Common Stocks (cost $263,482,788)			324,839,198
Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,646,557)	3,646,557	[d]	3,646,557

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Investment of Cash Collateral for Securities Loaned - 6.6%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $21,960,860)	21,960,860	[d]	21,960,860
Total Investments (cost $289,090,205)	106.2%		350,446,615
Liabilities, Less Cash and Receivables	(6.2%)		(20,609,672)
Net Assets	100.0%		329,836,943

ADR—American Depository Receipt
ETF—Exchange-Traded Fund

aNon-income producing security.
bSecurity, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $34,735,844 and the value of the collateral held by the fund was $37,252,767, consisting of cash collateral of $21,960,860 and U.S. Government & Agency securities valued at $15,291,907.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.2
Technology Hardware & Equipment	8.8
Money Market Investments	7.7
Banks	7.4
Pharmaceuticals, Biotechnology & Life Sciences	6.8
Diversified Financials	6.3
Health Care Equipment & Services	5.9
Capital Goods	5.4
Retailing	5.1
Real Estate	4.7
Materials	4.6
Energy	4.5
Transportation	3.9
Consumer Services	3.9
Semiconductors & Semiconductor Equipment	3.9
Commercial & Professional Services	2.9
Media	2.7
Food & Staples Retailing	2.3
Food, Beverage & Tobacco	1.7
Exchange-Traded Funds	1.4
Insurance	1.1
Consumer Durables & Apparel	.9
Utilities	.9
Automobiles & Components	.8
Household & Personal Products	.4
106.2

† Based on net assets.

See notes to financial statements.

48

BNY Mellon International Fund
Common Stocks - 98.5%	Shares		Value ($)
Australia - 6.9%
Australia & New Zealand Banking Group	517,551		12,261,327
BHP Billiton	593,993		11,385,370
Macquarie Group	209,405		13,911,740
Qantas Airways	1,519,324		4,368,250
Vicinity Centres	2,157,969		4,781,552
Woodside Petroleum	474,199		11,394,242
Woolworths	376,642		7,438,758
			65,541,239
Belgium - 1.8%
Anheuser-Busch InBev	115,570		12,641,406
bpost	199,574		4,958,006
			17,599,412
Brazil - 1.1%
Aperam	214,015		10,885,193
Denmark - 1.0%
Danske Bank	294,907		9,843,052
Finland - .8%
UPM-Kymmene	328,925		7,816,033
France - 9.9%
Atos	85,351		10,081,930
BNP Paribas	258,292		15,085,481
Carrefour	461,202		11,012,991
Cie de St-Gobain	156,884		7,517,362
Cie Generale des Etablissements Michelin	80,014		8,989,527
Orange	1,270,889		19,206,119
Renault	76,812		6,811,874
Thales	49,795		4,906,015
Vinci	159,626		11,501,027
			95,112,326
Germany - 8.4%
Allianz	106,089		18,454,561
Continental	72,645		14,737,870
Covestro	77,160	[a]	5,809,500
Deutsche Post	219,773		7,537,795
Evonik Industries	307,253		9,866,027
Fresenius & Co.	201,714		16,031,469
Infineon Technologies	428,821		7,632,126
			80,069,348
Hong Kong - 1.7%
AIA Group	2,544,800		16,079,357
Ireland - .5%
CRH	132,470		4,471,896
Israel - 1.2%
Teva Pharmaceutical Industries, ADR	315,039		11,032,666
Italy - 3.4%
Enel	4,135,897		17,754,129
Leonardo	664,500	[b]	9,130,513
Prysmian	202,389		5,148,009
			32,032,651

BNY Mellon International Fund (continued)
Common Stocks - 98.5% (continued)	Shares		Value ($)
Japan - 26.3%
Aisin Seiki	371,500		18,451,822
Alps Electric	408,400		12,159,847
Astellas Pharma	645,000		8,680,760
Chubu Electric Power	665,900		8,772,371
Daiwa House Industry	308,800		8,476,917
Daiwa Securities Group	1,052,000		6,669,986
Japan Airlines	278,300		9,088,813
JTEKT	344,200		5,845,686
Kandenko	482,000		3,998,611
KDDI	421,300		11,021,413
MINEBEA MITSUMI	597,900		7,365,647
Mitsubishi Chemical Holdings	1,351,200		10,375,898
Mitsubishi Electric	643,300		9,433,769
Nintendo	49,900		10,437,937
Panasonic	1,365,000		14,981,041
Park24	164,100		4,608,443
Seiko Epson	677,200		15,148,014
Seven & i Holdings	398,900		15,622,947
Shionogi & Co.	168,900		8,265,719
Showa Shell Sekiyu	529,200		5,332,275
Sony	543,700		16,831,978
Sumitomo Mitsui Financial Group	522,700		20,364,572
Suzuki Motor	313,700		12,269,329
Tosoh	885,000		7,696,337
			251,900,132
Netherlands - 3.8%
ABN AMRO Group	663,295	[a]	15,178,214
Heineken	140,791		11,619,102
NN Group	315,116		9,789,684
			36,587,000
Norway - 1.0%
Telenor	602,741		9,828,198
Portugal - 1.3%
Galp Energia	811,203		11,936,912
Singapore - .7%
Ascendas Real Estate Investment Trust	3,939,300		7,027,437
Spain - 4.3%
ACS Actividades de Construccion y Servicios	152,708		4,792,701
Banco Santander	5,184,658		28,309,014
Gamesa Corp Tecnologica	348,920		7,725,603
			40,827,318
Sweden - 2.4%
Electrolux, Ser. B	253,412		6,720,895
Svenska Cellulosa, Cl. B	303,307		9,321,047
Volvo, Cl. B	564,190		7,369,109
			23,411,051
Switzerland - 6.4%
Adecco Group	142,607		10,251,631
Julius Baer Group	327,044	[b]	16,004,593
Lonza Group	26,646	[b]	4,908,159

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks - 98.5% (continued)	Shares		Value ($)
Switzerland - 6.4% (continued)
Novartis	266,557		20,807,556
Swiss Life Holding	30,647	[b]	9,642,507
			61,614,446
United Kingdom - 15.1%
Anglo American	340,782	[b]	5,372,423
AstraZeneca	230,071		13,257,845
Imperial Brands	338,546		15,933,800
Prudential	963,277		19,214,143
Royal Dutch Shell, Cl. B	933,195		25,168,127
Shire	289,134		17,414,771
Smiths Group	295,500		5,481,728
Unilever	383,296		18,163,636
Wolseley	121,971		7,438,733
WPP	741,549		17,455,248
			144,900,454
United States - .5%
iShares MSCI EAFE ETF	75,354		4,546,860
Total Common Stocks (cost $931,648,519)			943,062,981
Other Investment - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,746,514)	6,746,514	[c]	6,746,514
Total Investments (cost $938,395,033)	99.2%		949,809,495
Cash and Receivables (Net)	.8%		7,430,569
Net Assets	100.0%		957,240,064

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $20,987,714 or 2.19% of net assets.

b Non-income producing security.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.0
Industrials	14.5
Consumer Discretionary	12.2
Consumer Staples	10.6
Health Care	10.5
Materials	7.7
Information Technology	5.8
Energy	5.6
Telecommunications	4.2
Utilities	2.8
Real Estate	2.1
Money Market Investment	.7
Exchange-Traded Funds	.5
99.2

† Based on net assets.

See notes to financial statements.

50

BNY Mellon Emerging Markets Fund
Common Stocks - 93.8%	Shares		Value ($)
Brazil - 5.2%
Ambev, ADR	488,143		2,777,534
BB Seguridade Participacoes	313,900		2,887,759
Cia de Saneamento Basico do Estado de Sao Paulo	338,600		3,578,646
Cosan Industria e Comercio	385,500		4,944,214
EcoRodovias Infraestrutura e Logistica	1,140,800		3,369,962
JBS	2,440,700		9,179,103
Localiza Rent a Car	237,400		2,940,219
MRV Engenharia e Participacoes	659,600		3,027,672
Qualicorp	447,700		2,836,441
			35,541,550
Canada - .4%
Gran Tierra Energy	1,122,515	[a,b]	3,008,340
China - 23.2%
Alibaba Group Holding, ADR	251,778	[b]	25,907,956
Anhui Conch Cement, Cl. H	2,989,500		10,416,980
ANTA Sports Products	574,000		1,737,624
Beijing Capital International Airport, Cl. H	1,316,000		1,410,442
China Construction Bank, Cl. H	25,150,939		20,702,895
China Lodging Group, ADR	161,898	[b]	9,385,227
Ctrip.com International, ADR	36,498	[b]	1,731,465
PetroChina, Cl. H	7,390,000		5,626,106
PICC Property & Casualty, Cl. H	9,104,000		13,908,905
Ping An Insurance Group Company of China, Cl. H	2,117,000		11,290,085
Shanghai Pharmaceuticals Holding, Cl. H	3,577,100		9,215,886
Tencent Holdings	1,456,100		38,827,333
Weibo, ADR	91,347	[b]	4,614,850
Weichai Power, Cl. H	2,070,700		3,643,711
			158,419,465
Colombia - .3%
Bancolombia, ADR	49,614		1,853,083
Hong Kong - 3.8%
China Everbright International	3,541,000		4,588,808
China Mobile	1,205,500		13,292,816
China Mobile, ADR	62,201		3,437,227
China Overseas Land & Investment	1,370,000		4,217,882
			25,536,733
Hungary - .9%
Richter Gedeon	285,422		6,330,489
India - 5.0%
Aurobindo Pharma	424,381		4,306,353
Bharat Electronics	128,181		2,911,792
Engineers India	1,340,782		3,020,918
ICICI Bank	273,856		1,133,881
Maruti Suzuki India	55,414		4,886,987
Power Finance	1,634,498		3,325,956
Reliance Industries	163,590		3,030,271
UPL	441,256		4,750,601

BNY Mellon Emerging Markets Fund (continued)
Common Stocks - 93.8% (continued)	Shares		Value ($)
India - 5.0% (continued)
Vedanta	1,843,099		6,687,365
			34,054,124
Indonesia - 3.7%
Bank Negara Indonesia	14,603,900		6,844,209
Bank Rakyat Indonesia	10,187,600		9,128,811
Matahari Department Store	1,481,500		1,516,382
Telekomunikasi Indonesia	26,236,400		7,574,246
			25,063,648
Malaysia - .4%
AirAsia	4,397,400		2,674,095
Mexico - 2.0%
Arca Continental	1,091,058		6,122,828
Grupo Aeroportuario del Centro Norte	788,800		3,778,419
Wal-Mart de Mexico	1,751,000		3,407,615
			13,308,862
Panama - .5%
Copa Holdings, Cl. A	34,558		3,680,081
Peru - 1.3%
Credicorp	54,675		9,000,598
Philippines - .2%
Puregold Price Club	1,112,300		1,018,935
Poland - .5%
KGHM Polska Miedz	108,179		3,432,438
Russia - 5.6%
Lenta, GDR	186,392	[b,c]	1,237,643
Lukoil, ADR	269,196		14,233,738
Rosneft, GDR	685,307		3,885,691
Sberbank of Russia, ADR	913,473		10,002,529
Yandex, Cl. A	384,123	[b]	8,642,768
			38,002,369
South Africa - 4.5%
AngloGold Ashanti, ADR	222,068	[b]	2,447,189
Barclays Africa Group	1,076,196		12,466,398
Barloworld	337,899		2,984,485
Clicks Group	683,899		6,699,525
Imperial Holdings	248,485		3,165,378
Telkom	575,581		2,991,222
			30,754,197
South Korea - 18.1%
BGF Retail	18,012		1,624,784
Coway	117,431		9,294,782
Hana Financial Group	113,536		3,539,371
Hankook Tire	94,822	[b]	5,014,685
Hanwha Techwin	58,712	[b]	2,279,422
Hugel	19,357	[b]	6,309,963
Hyundai Development Co-Engineering & Construction	146,835		5,687,706
Hyundai Marine & Fire Insurance	147,800		4,234,994
Hyundai Mobis	17,780		4,009,640
KB Financial Group	221,350		9,180,911

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks - 93.8% (continued)	Shares		Value ($)
South Korea - 18.1% (continued)
Korea Investment Holdings	141,009	[b]	5,910,968
KT	55,886		1,504,956
KT&G	71,888		6,516,489
KT, ADR	201,487		3,223,792
LG Innotek	10,685		1,133,938
NAVER	1,502		1,030,778
POSCO	23,899		5,991,923
Samsung Biologics	33,348		4,851,423
Samsung Card	74,833		2,802,722
Samsung Electronics	15,344		26,081,068
Samsung SDI	37,815		4,314,070
SK Hynix	206,805		8,541,051
			123,079,436
Taiwan - 10.8%
Advanced Semiconductor Engineering	6,723,842		8,349,133
Airtac International Group	554,000		5,121,031
China Life Insurance	5,519,720		5,416,686
Fubon Financial Holding	3,505,000		5,675,582
Largan Precision	23,000		3,413,674
Powertech Technology	1,880,000		5,458,232
Realtek Semiconductor	1,441,000		5,370,303
Taiwan Semiconductor Manufacturing	5,625,000		34,602,991
			73,407,632
Thailand - 1.4%
PTT	342,600		3,896,584
Thai Beverage	2,856,000		1,936,064
Thanachart Capital	2,783,400		3,867,439
			9,700,087
Turkey - .6%
Enka Insaat ve Sanayi	1,240,454		1,922,497
Tupras Turkiye Petrol Rafinerileri	101,177		2,367,404
			4,289,901
United Arab Emirates - 1.8%
Abu Dhabi Commercial Bank	3,360,109		6,486,909
Emaar Properties	2,905,729		5,894,535
			12,381,444
United States - 3.6%
iShares MSCI Emerging Markets ETF	643,799		24,457,924
Total Common Stocks (cost $513,951,338)			638,995,431
Preferred Stocks - 3.9%
Brazil - 3.9%
Cia Energetica de Minas Gerais	1,176,100		4,041,308
Cia Paranaense de Energia, Cl. B	345,800		3,745,889
Petroleo Brasileiro	2,087,000	[b]	10,183,433
Vale	876,300		8,875,671
Total Preferred Stocks (cost $19,337,370)			26,846,301

BNY Mellon Emerging Markets Fund (continued)
Rights - .0%	Number of Rights		Value ($)
Taiwan - .0%
Advanced Semiconductor Engineering (cost $0)	210,008	[b]	26,316
Other Investment - .7%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,000,294)	5,000,294	[d]	5,000,294
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $106,065)	106,065	[d]	106,065
Total Investments (cost $538,395,067)	98.4%		670,974,407
Cash and Receivables (Net)	1.6%		10,570,821
Net Assets	100.0%		681,545,228

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
GDR—Global Depository Receipt

aSecurity, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $103,365 and the value of the collateral held by the fund was $106,065.
bNon-income producing security.
cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $1,237,643 or .18% of net assets.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	25.9
Financials	22.0
Energy	7.5
Industrials	7.3
Consumer Discretionary	6.4
Materials	6.2
Consumer Staples	5.9
Health Care	5.0
Telecommunication Services	4.7
Exchange-Traded Funds	3.6
Utilities	1.7
Real Estate	1.5
Money Market Investments	.7
98.4

† Based on net assets.

See notes to financial statements.

52

BNY Mellon International Appreciation Fund
Common Stocks - 98.6%	Shares		Value ($)
Automobiles & Components - 4.8%
Bridgestone, ADR	14,448		287,588
Daimler	6,357		461,645
Denso, ADR	17,138		379,778
Ferrari	2,939		191,211
Fiat Chrysler Automobiles	13,195		144,749
Honda Motor, ADR	13,948		431,970
Nissan Motor, ADR	8,962		176,327
Sumitomo Electric Industries, ADR	16,020		261,953
Toyota Motor, ADR	8,048		910,631
Volkswagen, ADR	7,750		235,213
			3,481,065
Banks - 12.7%
Australia & New Zealand Banking Group, ADR	22,898		541,538
Banco Bilbao Vizcaya Argentaria, ADR	52,559		343,736
Banco Santander, ADR	110,369		597,096
Barclays, ADR	29,040		324,958
BNP Paribas, ADR	16,511		481,874
Commerzbank, ADR	22,392		170,963
Commonwealth Bank of Australia, ADR	3,423	[a]	649,945
Credit Agricole, ADR	35,091		210,897
Danske Bank, ADR	22,808		381,692
Erste Group Bank, ADR	12,283		179,332
Hachijuni Bank, ADR	2,799		177,619
Hang Seng Bank, ADR	12,669		260,981
HSBC Holdings, ADR	21,528		867,578
ING Groep, ADR	32,769		453,195
Intesa Sanpaolo, ADR	18,734		261,901
Lloyds Banking Group, ADR	90,723		313,902
Mitsubishi UFJ Financial Group, ADR	72,092		479,412
Mizuho Financial Group, ADR	63,000		236,250
National Australia Bank, ADR	43,206		530,570
Shinsei Bank, ADR	35,546		127,610
Societe Generale, ADR	35,945		318,113
Sumitomo Mitsui Financial Group, ADR	35,296		275,309
Sumitomo Mitsui Trust Holdings, ADR	31,240		112,308
United Overseas Bank, ADR	8,700		267,177
Westpac Banking, ADR	23,815		617,047
			9,181,003
Capital Goods - 10.3%
ABB, ADR	21,572	[b]	486,449
Airbus Group, ADR	22,772		416,728
Asahi Glass, ADR	24,076		192,247
Atlas Copco, Cl. A, ADR	10,747		351,964
Atlas Copco, Cl. B, ADR	5,620		165,678
BAE Systems, ADR	7,289		229,020
CK Hutchison Holdings, ADR	8,471		104,278
FANUC, ADR	17,000		332,690
ITOCHU, ADR	5,705		165,217
Kajima, ADR	2,417		158,131

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Capital Goods - 10.3% (continued)
Kawasaki Heavy Industries, ADR	11,754		148,337
Keppel, ADR	13,187		129,035
Komatsu, ADR	10,788		259,451
Kubota, ADR	3,271		260,241
Marubeni, ADR	1,423		92,438
Metso, ADR	30,248		224,107
Mitsubishi Electric, ADR	10,575		309,477
Mitsubishi, ADR	5,957		268,929
Mitsui & Co., ADR	811		248,247
Nidec, ADR	12,562		292,946
NSK, ADR	7,210		204,944
Rolls-Royce Holdings, ADR	18,030		178,407
Sandvik, ADR	27,176		367,827
Siemens, ADR	5,911		768,430
SKF, ADR	10,990		207,931
Sumitomo, ADR	17,536		236,035
Teijin, ADR	8,848		169,945
TOTO, ADR	5,445		209,292
Volvo AB, Cl. B, ADR	19,952		259,077
			7,437,498
Commercial & Professional Services - 2.6%
Dai Nippon Printing, ADR	22,828		247,912
Experian, ADR	12,973		256,865
RELX, ADR	17,724		336,933
Secom, ADR	21,620		392,403
Toppan Printing, ADR	30,905		313,068
Wolters Kluwer, ADR	8,772		360,003
			1,907,184
Consumer Durables & Apparel - 3.5%
adidas, ADR	4,725		395,813
Casio Computer, ADR	1,290		174,905
Cie Financiere Richemont, ADR	40,900		298,979
Electrolux, Cl. B, ADR	3,367		178,333
LVMH Moet Hennessy Louis Vuitton, ADR	11,669		468,160
Panasonic, ADR	21,520		236,290
Pandora A/S	10,600	[b]	300,987
Sega Sammy Holdings, ADR	44,384		164,221
Sony, ADR	10,522		325,761
			2,543,449
Consumer Services - 1.3%
Compass Group, ADR	20,625		388,781
InterContinental Hotels Group, ADR	4,939		232,331
Sodexo, ADR	14,960		327,175
			948,287
Diversified Financials - 2.7%
Computershare, ADR	18,742		194,677
Credit Suisse Group, ADR	17,222	[b]	259,880
Daiwa Securities Group, ADR	42,790		268,935
Deutsche Bank	10,806	[b]	212,770

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Diversified Financials - 2.7% (continued)
Nomura Holdings, ADR	45,857		297,612
ORIX, ADR	3,179		248,820
UBS Group	29,451		452,662
			1,935,356
Energy - 4.6%
BP, ADR	18,266		619,583
Eni, ADR	11,575		358,131
Repsol, ADR	15,992		236,602
Royal Dutch Shell, Cl. A, ADR	9,753		506,083
Royal Dutch Shell, Cl. B, ADR	8,593		472,615
Statoil, ADR	11,355		199,848
Total, ADR	14,372		718,169
Woodside Petroleum, ADR	10,215		245,211
			3,356,242
Food & Staples Retailing - 1.0%
Aeon, ADR	11,968		179,169
J Sainsbury, ADR	1,318		17,793
Koninklijke Ahold, ADR	16,426		349,217
Tesco, ADR	21,655	[b]	151,260
			697,439
Food, Beverage & Tobacco - 7.2%
Ajinomoto, ADR	10,230		204,702
Anheuser-Busch InBev, ADR	5,685		622,451
British American Tobacco, ADR	11,008		702,751
Coca-Cola Amatil, ADR	19,462	[b]	155,404
Coca-Cola HBC, ADR	5,662	[b]	136,596
Danone, ADR	31,259		411,681
Diageo, ADR	3,298		376,994
Heineken, ADR	7,309		301,935
Imperial Brands, ADR	5,274		252,308
Japan Tobacco, ADR	14,000		234,220
Kirin Holdings, ADR	8,382		144,715
Nestle, ADR	18,155		1,337,842
Orkla, ADR	17,707		154,936
Yamazaki Baking, ADR	1,023		205,999
			5,242,534
Health Care Equipment & Services - 1.7%
Essilor International, ADR	7,284		418,684
Fresenius Medical Care & Co., ADR	8,300		345,612
Olympus, ADR	6,140		217,049
Smith & Nephew, ADR	8,103		247,547
			1,228,892
Household & Personal Products - 3.4%
Henkel AG & Co., ADR	2,872		358,555
Kao, ADR	5,988		309,131
L'Oreal, ADR	9,964		370,362
Reckitt Benckiser Group, ADR	14,141		260,619
Svenska Cellulosa, ADR	8,419		258,295
Unilever (NY Shares)	10,503		497,107

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Household & Personal Products - 3.4% (continued)
Unilever, ADR	8,538		405,384
			2,459,453
Insurance - 5.4%
Aegon (NY Shares)	24,627		131,508
Ageas, ADR	6,836		259,016
AIA Group, ADR	27,000		681,480
Allianz, ADR	38,420		668,892
AXA, ADR	15,800		371,774
Legal & General Group, ADR	18,467		286,793
MS&AD Insurance Group Holdings, ADR	18,902		318,404
Prudential, ADR	11,132		446,059
Tokio Marine Holdings, ADR	8,055		353,252
Zurich Insurance Group, ADR	14,447		399,676
			3,916,854
Materials - 8.0%
Air Liquide, ADR	16,867		363,990
Akzo Nobel, ADR	12,115		270,589
Alumina, ADR	33,720		189,675
Amcor, ADR	5,596		241,076
Anglo American, ADR	17,423	[b]	136,945
ArcelorMittal (NY Shares)	19,355	[b]	169,937
Asahi Kasei, ADR	10,985		213,713
BASF, ADR	7,796		726,509
BHP Billiton, ADR	9,704		367,005
BHP Billiton, ADR	3,045		98,932
Boral, ADR	8,721		157,169
Glencore, ADR	38,136	[b]	303,372
James Hardie Industries, ADR	18,420		273,905
Johnson Matthey, ADR	2,292		179,005
Kobe Steel, ADR	5,450		26,571
Nippon Steel & Sumitomo Metal, ADR	10,082		249,020
Nitto Denko, ADR	5,620		236,096
Norsk Hydro, ADR	20,133		113,349
OJI Holdings, ADR	3,200		153,872
Rio Tinto, ADR	7,424		308,244
South32, ADR	15,739		149,993
Syngenta, ADR	4,095		353,603
Toray Industries, ADR	15,040		269,366
UPM-Kymmene, ADR	8,622		204,643
			5,756,579
Media - 1.3%
Pearson, ADR	9,333		77,744
Publicis Groupe, ADR	14,114		237,115
Sky, ADR	3,357		166,406
WPP, ADR	3,596		422,350
			903,615
Pharmaceuticals, Biotechnology & Life Sciences - 9.1%
AstraZeneca, ADR	16,886		494,084

54

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 9.1% (continued)
Bayer, ADR	5,880		648,035
CSL, ADR	3,000		135,750
Eisai, ADR	4,123		231,692
GlaxoSmithKline, ADR	17,540		727,559
Novartis, ADR	15,537		1,214,527
Novo Nordisk, ADR	15,475		546,732
Roche Holding, ADR	40,932		1,245,151
Sanofi, ADR	16,289		702,545
Shire, ADR	1,985		358,690
Teva Pharmaceutical Industries, ADR	7,100		248,642
			6,553,407
Real Estate - 3.6%
British Land, ADR	9,094		70,797
CapitaLand, ADR	60,796		316,468
City Developments, ADR	32,591		219,533
Daiwa House Industry, ADR	7,610		208,438
Hysan Development, ADR	23,301		217,328
LendLease Group, ADR	23,316		271,398
Mitsubishi Estate, ADR	18,000		350,100
Sino Land, ADR	21,641		188,463
Sun Hung Kai Properties, ADR	18,037		264,422
Swire Pacific, Cl. A, ADR	18,906		197,568
Westfield, ADR	24,214		327,373
			2,631,888
Retailing - .8%
Hennes & Mauritz, ADR	53,006		277,751
Kingfisher, ADR	20,001		164,808
Marui Group, ADR	5,401		149,839
			592,398
Semiconductors & Semiconductor Equipment - .2%
ASML Holding	1,200		146,028
Software & Services - 2.4%
Dassault Systemes, ADR	3,770		304,993
Fujitsu, ADR	5,602		162,178
NICE Systems, ADR	2,700		184,275
Sage Group, ADR	8,164		264,187
SAP, ADR	8,462		788,489
			1,704,122
Technology Hardware & Equipment - 2.9%
Canon, ADR	8,097		236,756
Ericsson, ADR	27,004		174,176
FUJIFILM Holdings, ADR	8,819		340,369
Hitachi, ADR	4,435		244,280
Kyocera, ADR	5,424		299,025
Nokia, ADR	45,630		234,538
Omron, ADR	4,660		200,403
Ricoh, ADR	15,155		132,076

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 98.6% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 2.9% (continued)
TDK, ADR	3,571		242,757
			2,104,380
Telecommunication Services - 4.6%
BT Group, ADR	10,368		210,263
Deutsche Telekom, ADR	25,034		432,212
KDDI, ADR	22,000		286,220
Nippon Telegraph & Telephone, ADR	4,682		198,236
Orange, ADR	15,952		240,078
Singapore Telecommunications, ADR	1,960		55,439
SoftBank Group, ADR	12,000		448,320
Swisscom, ADR	4,736		208,810
Telecom Italia, ADR	16,796	[b]	134,872
Telefonica, ADR	35,412		358,724
Telenor, ADR	7,588		123,381
Telstra, ADR	15,248		273,244
Vodafone Group, ADR	14,664		372,612
			3,342,411
Transportation - 1.2%
ANA Holdings, ADR	9,722		57,360
Deutsche Lufthansa, ADR	3,566		51,957
International Consolidated Airlines Group, ADR	5,755		77,002
MTR, ADR	6,662		352,353
Nippon Yusen, ADR	34,373		151,929
Ryanair Holdings, ADR	1,745	[b]	142,654
			833,255
Utilities - 3.3%
Centrica, ADR	10,470		118,154
CLP Holdings, ADR	18,613		188,922
E.ON, ADR	16,644		128,991
EDP - Energias de Portugal, ADR	3,830		118,416
Enel, ADR	60,207		255,880
Engie, ADR	7,886		96,682
Hong Kong & China Gas, ADR	92,782		178,605
Iberdrola, ADR	16,048		426,155
National Grid, ADR	5,444		331,267
RWE, ADR	4,530	[b]	64,326
SSE, ADR	7,960		153,230
United Utilities Group, ADR	7,247		179,291
Veolia Environnement, ADR	10,027		164,643
			2,404,562
Total Common Stocks (cost $93,621,976)			71,307,901
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.52%, 3/16/17 (cost $89,981)	90,000	[c]	89,985

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Other Investment - .9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $632,013)	632,013	[d]	632,013
Total Investments (cost $94,343,970)	99.6%		72,029,899
Cash and Receivables (Net)	.4%		302,791
Net Assets	100.0%		72,332,690

ADR—American Depository Receipt

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $649,945 or .9% of net assets.
bNon-income producing security.
cHeld by or on behalf of a counterparty for open futures contracts.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	12.7
Capital Goods	10.3
Pharmaceuticals, Biotechnology & Life Sciences	9.1
Materials	8.0
Food, Beverage & Tobacco	7.2
Insurance	5.4
Automobiles & Components	4.8
Energy	4.6
Telecommunication Services	4.6
Real Estate	3.6
Consumer Durables & Apparel	3.5
Household & Personal Products	3.4
Utilities	3.3
Technology Hardware & Equipment	2.9
Diversified Financials	2.7
Commercial & Professional Services	2.6
Software & Services	2.4
Health Care Equipment & Services	1.7
Consumer Services	1.3
Media	1.3
Transportation	1.2
Short-Term/Money Market Investments	1.0
Food & Staples Retailing	1.0
Retailing	.8
Semiconductors & Semiconductor Equipment	.2
99.6

† Based on net assets.

See notes to financial statements.

56

BNY Mellon International Equity Income Fund
Common Stocks - 98.1%	Shares		Value ($)
Australia - 7.6%
Australia & New Zealand Banking Group	323,225		7,657,540
Bank of Queensland	330,000		2,998,183
Commonwealth Bank of Australia	89,240		5,632,364
Insurance Australia Group	367,300		1,689,655
National Australia Bank	73,800		1,810,074
Telstra	136,334		503,822
Westpac Banking	146,467		3,784,387
			24,076,025
Canada - 5.8%
BCE	42,800		1,867,062
CI Financial	68,800		1,402,728
Inter Pipeline	137,500		2,883,131
National Bank of Canada	93,000		3,968,710
Royal Bank of Canada	28,600		2,077,494
Shaw Communications, Cl. B	78,800		1,639,837
Toronto-Dominion Bank	68,600		3,535,880
TransCanada	20,100		924,037
			18,298,879
China - 4.9%
Bank of China, Cl. H	5,382,500		2,724,913
CNOOC	1,957,400		2,314,719
Guangzhou R&F Properties, Cl. H	2,000,000		2,761,854
Industrial & Commercial Bank of China, Cl. H	4,942,000		3,240,384
Jiangsu Expressway, Cl. H	1,111,300		1,465,910
Zhejiang Expressway, Cl. H	2,802,700		3,151,860
			15,659,640
Czech Republic - 2.3%
CEZ	351,500		6,208,385
Komercni banka	30,800		1,107,455
			7,315,840
France - 4.1%
Klepierre	52,323		1,943,689
Renault	51,750		4,589,315
Total	66,254		3,302,417
Unibail-Rodamco	13,680		3,120,981
			12,956,402
Germany - 3.4%
HUGO BOSS	25,200		1,734,764
Muenchener Rueckversicherungs	18,523		3,500,793
ProSiebenSat.1 Media	139,367		5,589,120
			10,824,677
Hong Kong - 1.3%
China Power International Development	5,394,000		2,091,479
Link REIT	309,000		2,131,542
			4,223,021
Israel - 1.8%
Bezeq The Israeli Telecommunication Corporation	3,221,229		5,750,615
Italy - 3.4%
Eni	38,005		584,612

BNY Mellon International Equity Income Fund (continued)
Common Stocks - 98.1% (continued)	Shares		Value ($)
Italy - 3.4% (continued)
Intesa Sanpaolo	3,680,000		8,576,907
Intesa Sanpaolo-RSP	219,900		489,221
Snam	278,140		1,107,928
			10,758,668
Japan - 14.1%
Aozora Bank	646,000		2,420,811
Asahi Glass	227,000		1,854,876
Bridgestone	42,000		1,675,215
Canon	72,400		2,114,419
Daito Trust Construction	51,900		7,262,166
ITOCHU	442,200		6,402,050
JFE Holdings	57,300		1,083,827
Marubeni	548,800		3,550,384
Nippon Steel & Sumitomo Metal	25,200		619,878
NTT DOCOMO	58,600		1,391,127
SBI Holdings	90,000		1,259,335
Sumitomo	706,300		9,490,052
Sumitomo Chemical	60,000		334,327
Takeda Pharmaceutical	112,400		5,224,556
			44,683,023
Luxembourg - .3%
RTL Group	12,300		944,720
Macau - 2.5%
Sands China	1,873,500		7,819,423
Malaysia - .7%
British American Tobacco Malaysia	216,600		2,366,013
New Zealand - 2.2%
Auckland International Airport	738,100		3,902,337
Spark New Zealand	1,254,700		3,244,501
			7,146,838
Norway - 2.5%
Gjensidige Forsikring	31,400		491,029
Marine Harvest	419,000	[a]	7,326,940
			7,817,969
Qatar - .7%
Commercial Bank of Qatar	246,298		2,096,844
Russia - 2.8%
MMC Norilsk Nickel	10,900		1,739,628
Severstal	500,000		7,090,332
			8,829,960
South Africa - 1.2%
Fortress Income Fund, Cl. A	577,700		766,303
MMI Holdings	1,079,801		2,025,013
MTN Group	100,000		913,208
			3,704,524
South Korea - .8%
Korea Electric Power	67,900		2,618,121
Spain - 3.8%
Banco Santander	690,700		3,771,326
Red Electrica	125,000		2,257,185

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund (continued)
Common Stocks - 98.1% (continued)	Shares		Value ($)
Spain - 3.8% (continued)
Telefonica	606,100		6,195,649
			12,224,160
Sweden - 1.0%
Investor, Cl. B	51,004		2,022,847
Skanska, Cl. B	50,500		1,203,953
			3,226,800
Switzerland - 6.1%
Nestle	3,689		272,722
Novartis	79,436		6,200,809
Roche Holding	10,971		2,672,976
STMicroelectronics	487,173		7,432,004
Zurich Insurance Group	10,785	[a]	2,977,727
			19,556,238
Taiwan - 5.0%
Casetek Holdings	645,000		2,183,345
Chicony Electronics	392,231		924,293
Compal Electronics	1,093,900		685,390
Eclat Textile	25,000		251,436
MediaTek	216,000		1,574,821
Novatek Microelectronics	660,000		2,470,422
Siliconware Precision Industries	2,798,000		4,407,805
Taiwan Semiconductor Manufacturing	420,000		2,583,690
Transcend Information	264,400		742,680
			15,823,882
Turkey - 2.7%
Petkim Petrokimya Holding	7,301,000		8,667,066
United Kingdom - 13.8%
AstraZeneca	56,940		3,281,168
BAE Systems	459,523		3,592,251
BP	984,051		5,538,111
British American Tobacco	130,712		8,239,446
GlaxoSmithKline	181,124		3,703,839
HSBC Holdings	238,773		1,915,458
Imperial Brands	82,355		3,876,070
Legal & General Group	959,709		2,956,890
National Grid	189,800		2,302,140
Persimmon	55,200		1,411,679
Royal Dutch Shell, Cl. A	107,745		2,780,193
SSE	161,452		3,087,201
Unilever	15,963		756,455
Vodafone Group	174,795		437,909
			43,878,810
United States - 3.3%
iShares MSCI EAFE ETF	172,000		10,378,480
Total Common Stocks (cost $289,291,190)			311,646,638
Preferred Stocks - .4%
South Korea - .4%
Hyundai Motor (cost $1,277,054)	15,600		1,350,643

BNY Mellon International Equity Income Fund (continued)
Other Investment - 1.7%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,350,369)	5,350,369	[b]	5,350,369
Total Investments (cost $295,918,613)	100.2%		318,347,650
Liabilities, Less Cash and Receivables	(.2%)		(480,560)
Net Assets	100.0%		317,867,090

ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
RSP—Risparmio (Savings) Shares

aNon-income producing security.
bInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.2
Consumer Discretionary	14.1
Information Technology	7.6
Consumer Staples	7.2
Telecommunications	6.9
Health Care	6.6
Utilities	6.2
Materials	6.1
Energy	5.8
Real Estate	5.7
Industrials	5.5
Exchange-Traded Funds	3.3
Money Market Investment	1.7
Financial	1.3
100.2

† Based on net assets.

See notes to financial statements.

58

BNY Mellon Asset Allocation Fund
Bonds and Notes - 14.2%	Principal Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs. - .2%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3, 3.40%, 5/10/45	275,430		287,508
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4, 3.00%, 5/15/45	540,000		546,049
			833,557
Consumer Discretionary - .7%
21st Century Fox America, Gtd. Notes, 6.15%, 3/1/37	265,000		317,373
Amazon.com, Sr. Unscd. Notes, 2.50%, 11/29/22	435,000		432,948
Comcast, Gtd. Notes, 3.13%, 7/15/22	610,000		624,258
eBay, Sr. Unscd. Notes, 2.60%, 7/15/22	340,000		332,656
Ford Motor Credit, Sr. Unscd. Notes, 3.22%, 1/9/22	465,000		468,082
Hyundai Capital America, Sr. Unscd. Notes, 2.40%, 10/30/18	195,000	[a]	195,766
Scripps Networks Interactive, Sr. Unscd. Notes, 2.80%, 6/15/20	345,000		348,228
Time Warner, Gtd. Notes, 4.00%, 1/15/22	470,000		490,819
Volkswagen International Finance, Gtd. Notes, 1.60%, 11/20/17	165,000	[a]	164,841
			3,374,971
Consumer Staples - .3%
Anheuser-Busch InBev Finance, Gtd. Notes, 4.90%, 2/1/46	375,000		413,651
CVS Health, Sr. Unscd. Notes, 4.88%, 7/20/35	340,000		371,127
Kroger, Sr. Unscd. Notes, 2.60%, 2/1/21	235,000	[b]	235,306
PepsiCo, Sr. Unscd. Notes, 4.50%, 1/15/20	375,000		402,978
			1,423,062
Energy - .3%
Apache, Sr. Unscd. Notes, 3.25%, 4/15/22	265,000		267,937
BP Capital Markets, Gtd. Notes, 4.75%, 3/10/19	255,000		269,430
Enterprise Products Operating, Gtd. Notes, 2.55%, 10/15/19	200,000		202,451
Exxon Mobil, Sr. Unscd. Notes, 1.71%, 3/1/19	260,000		260,576
Spectra Energy Partners, Sr. Unscd. Notes, 3.50%, 3/15/25	195,000	[b]	192,544
			1,192,938
Financials - 2.4%
AerCap Ireland Capital, Gtd. Notes, 4.50%, 5/15/21	680,000		721,364
Bank of America, Sr. Unscd. Notes, Ser. L, 2.60%, 1/15/19	645,000		653,267
Bank of America, Sub. Notes, Ser. L, 3.95%, 4/21/25	590,000		593,161
Barclays, Sub. Notes, 5.20%, 5/12/26	255,000		265,000
Citigroup, Sub. Notes, 4.45%, 9/29/27	800,000		820,804
Citizens Financial Group, Sub. Notes, 4.15%, 9/28/22	545,000	[a]	560,801
Deutsche Bank London, Sr. Unscd. Notes, 6.00%, 9/1/17	350,000		357,373
GE Capital International Funding, Gtd. Notes, 2.34%, 11/15/20	410,000		413,523
General Electric, Sub. Notes, 5.30%, 2/11/21	142,000		157,921
General Motors Financial, Gtd. Notes, 3.20%, 7/6/21	285,000		288,271
Goldman Sachs Group, Sub. Notes, 6.75%, 10/1/37	530,000		666,291
HSBC Finance, Sub. Notes, 6.68%, 1/15/21	642,000		727,765
JPMorgan Chase & Co., Sub. Notes, 3.38%, 5/1/23	425,000		427,651
MetLife, Sr. Unscd. Notes, 7.72%, 2/15/19	345,000		383,463
Morgan Stanley, Sub. Notes, 4.88%, 11/1/22	735,000		793,128
NYSE Holdings, Gtd. Notes, 2.00%, 10/5/17	460,000		462,059
Rabobank Nederland, Gtd. Notes, 4.50%, 1/11/21	530,000		570,300

BNY Mellon Asset Allocation Fund (continued)
Bonds and Notes - 14.2% (continued)	Principal Amount ($)		Value ($)
Financials - 2.4% (continued)
Royal Bank of Canada, Sr. Unscd. Bonds, 1.25%, 6/16/17	185,000		185,160
Societe Generale, Sub. Notes, 4.75%, 11/24/25	510,000	[a]	510,974
Total System Services, Sr. Unscd. Notes, 4.80%, 4/1/26	350,000		377,826
Toyota Motor Credit, Sr. Unscd. Bonds, 1.55%, 7/13/18	325,000		325,193
Wells Fargo & Co., Sr. Unscd. Notes, 2.60%, 7/22/20	210,000		212,596
Wells Fargo & Co., Sub. Notes, 4.90%, 11/17/45	405,000		432,670
			10,906,561
Foreign/Governmental - .2%
Petroleos Mexicanos, Gtd. Notes, 4.88%, 1/24/22	550,000		562,375
Province of Ontario Canada, Sr. Unscd. Bonds, 4.00%, 10/7/19	330,000		347,933
			910,308
Health Care - .3%
AbbVie, Sr. Unscd. Notes, 2.90%, 11/6/22	325,000		323,476
Amgen, Sr. Unscd. Notes, 5.65%, 6/15/42	325,000		374,852
Biogen, Sr. Unscd. Notes, 2.90%, 9/15/20	345,000		352,174
Celgene, Sr. Unscd. Notes, 2.88%, 8/15/20	265,000		269,208
			1,319,710
Industrials - .4%
ABB Finance USA, Gtd. Notes, 2.88%, 5/8/22	505,000		510,940
American Airlines, Ser. 2015-1, Cl. A, Pass Through Trust, Bonds, 3.38%, 11/1/28	325,229		320,757
Burlington North Santa Fe., Sr. Unscd. Debs., 3.45%, 9/15/21	430,000		448,133
General Electric, Jr. Sub. Debs., Ser. D, 5.00%, 12/31/49	295,000	[c]	311,225
President & Fellows of Harvard College, Unscd. Bonds, 3.15%, 7/15/46	180,000		167,373
			1,758,428
Information Technology - .9%
Adobe Systems, Sr. Unscd. Notes, 3.25%, 2/1/25	305,000		308,096
Apple, Sr. Unscd. Notes, 4.38%, 5/13/45	300,000		313,186
Arrow Electronics, Sr. Unscd. Notes, 3.50%, 4/1/22	385,000		386,366
Diamond 1 Finance, Sr. Scd. Notes, 6.02%, 6/15/26	375,000	[a]	414,227
Fidelity National Information Services, Gtd. Notes, 3.88%, 6/5/24	465,000		477,974
Flex, Gtd. Notes, 4.75%, 6/15/25	290,000		306,778
Intel, Sr. Unscd. Notes, 2.70%, 12/15/22	290,000		293,824
Intel, Sr. Unscd. Notes, 4.90%, 7/29/45	415,000		474,138
Microsoft, Sr. Unscd. Notes, 3.75%, 2/12/45	440,000		422,827
Oracle, Sr. Unscd. Notes, 2.50%, 5/15/22	570,000		570,549
Seagate HDD Cayman, Gtd. Bonds, 4.75%, 1/1/25	190,000		183,939
			4,151,904
Materials - .0%
Eastman Chemical, Sr. Unscd. Notes, 3.60%, 8/15/22	224,000		231,747
Municipal Bonds - 1.0%
California Earthquake Authority, Revenue, 2.81%, 7/1/19	350,000		354,172
California Educational Facilities Authority, Revenue (Stanford University), 5.00%, 10/1/32	375,000		465,720
Chicago, GO, 7.38%, 1/1/33	290,000		298,314
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds, Ser. A, 3.00%, 7/1/20	900,000		927,324
New York City, GO (Build America Bonds), 6.25%, 6/1/35	345,000		382,695

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Bonds and Notes - 14.2% (continued)	Principal Amount ($)		Value ($)
Municipal Bonds - 1.0% (continued)
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds), 6.28%, 6/15/42	530,000		597,851
Oakland Unified School District, GO (Build America Bonds), 9.50%, 8/1/34	180,000		211,579
Philadelphia School District, GO (Qualified School Construction Bonds), 5.06%, 9/1/42	330,000		329,409
South Carolina Public Service Authority, Revenue Obligations, 2.39%, 12/1/23	260,000		248,170
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue, 8.25%, 7/1/24	310,000		330,587
University of California Regents, Limited Project Revenue, 4.13%, 5/15/45	340,000		343,169
			4,488,990
Real Estate - .3%
Alexandria Real Estate, Gtd. Notes, 4.30%, 1/15/26	265,000		275,864
Boston Properties, Sr. Unscd. Notes, 4.13%, 5/15/21	215,000		227,500
CubeSmart, Gtd. Notes, 4.80%, 7/15/22	335,000		360,222
Kimco Realty, Sr. Unscd. Notes, 3.40%, 11/1/22	340,000		345,249
Tanger Properties, Sr. Unscd. Notes, 3.13%, 9/1/26	235,000		224,527
			1,433,362
Telecommunications - .4%
AT&T, Sr. Unscd. Notes, 4.45%, 5/15/21	525,000		556,949
Telefonica Emisiones, Gtd. Notes, 5.13%, 4/27/20	575,000		617,080
Verizon Communications, Sr. Unscd. Notes, 6.55%, 9/15/43	460,000		565,373
			1,739,402
U.S. Government Agencies/Mortgage-Backed - 3.7%
Federal Home Loan Mortgage Corp.:
3.50%, 12/1/28-11/1/46	2,153,628	d	2,210,481
4.00%, 6/1/26-11/1/33	407,453	d	432,343
4.50%, 12/1/40	820,261	d	889,036
5.00%, 7/1/40	245,499	d	268,923
Federal National Mortgage Association:
2.50%, 10/1/31	1,154,423	d	1,158,552
3.00%, 3/1/32-9/1/46	3,429,459	d	3,437,196
3.50%, 1/1/28-1/1/47	2,611,187	d	2,685,433
4.00%, 11/1/46-1/1/47	2,285,162	d	2,404,153
5.00%, 11/1/43	157,941	d	174,799
Government National Mortgage Association II:
3.00%, 7/20/46	1,012,384		1,026,135
3.50%, 2/20/47	510,000		531,018
4.00%, 11/20/46	1,120,529		1,187,451
4.50%, 12/20/46	242,267		259,256
			16,664,776
U.S. Government Securities - 3.0%
U.S. Treasury Bonds, 2.88%, 8/15/45	75,000		73,509
U.S. Treasury Bonds, 2.50%, 5/15/46	1,120,000		1,014,038
U.S. Treasury Bonds, 2.25%, 8/15/46	420,000		359,478
U.S. Treasury Inflation Protected Securities, Notes, 1.38%, 1/15/20	457,749	[e]	484,760
U.S. Treasury Inflation Protected Securities, Notes, 0.13%, 4/15/20	314,440	[e]	320,332
U.S. Treasury Inflation Protected Securities, Notes, 0.63%, 7/15/21	958,715	[e]	998,993
U.S. Treasury Inflation Protected Securities, Notes, 0.38%, 7/15/25	656,655	[e]	662,560
U.S. Treasury Inflation Protected Securities, Notes, 1.00%, 2/15/46	626,642	[e]	647,577
U.S. Treasury Notes, 2.63%, 1/31/18	2,665,000	[b]	2,705,132

BNY Mellon Asset Allocation Fund (continued)
Bonds and Notes - 14.2% (continued)	Principal Amount ($)		Value ($)
U.S. Government Securities - 3.0% (continued)
U.S. Treasury Notes, 1.25%, 12/31/18	980,000		980,919
U.S. Treasury Notes, 1.13%, 1/15/19	2,825,000		2,820,587
U.S. Treasury Notes, 1.13%, 1/31/19	90,000	[b]	89,840
U.S. Treasury Notes, 1.13%, 2/28/19	75,000		74,849
U.S. Treasury Notes, 1.38%, 2/15/20	865,000	[b]	862,229
U.S. Treasury Notes, 1.13%, 2/28/21	655,000		638,894
U.S. Treasury Notes, 2.13%, 9/30/21	955,000		965,520
			13,699,217
Utilities - .1%
Consumers Energy, Scd. Notes, 3.25%, 8/15/46	180,000		163,233
Exelon, Sr. Unscd. Notes, 3.40%, 4/15/26	280,000		278,090
Public Service Enterprise, Sr. Unscd. Notes, 1.60%, 11/15/19	170,000		168,191
			609,514
Total Bonds and Notes (cost $64,234,304)	64,738,447
Common Stocks - 22.9%	Shares		Value ($)
Consumer Discretionary - 2.5%
Amazon.com	1,709	[f]	1,444,173
Brunswick	3,239		193,984
Burlington Stores	4,545	[f]	404,550
Carnival	15,598		872,708
CBS, Cl. B	12,918		851,555
D.R. Horton	4,803		153,696
Darden Restaurants	12,240		914,083
eBay	17,746	[f]	601,589
Home Depot	7,740		1,121,603
Lear	5,480		778,105
Lowe's	8,107		602,918
Nordstrom	3,244		151,365
Omnicom Group	1,635		139,139
Sirius XM Holdings	55,571		282,856
Time Warner	11,570		1,136,290
Walt Disney	14,784		1,627,571
			11,276,185
Consumer Staples - 2.1%
Altria Group	2,430		182,056
Blue Buffalo Pet Products	8,935	[f]	218,371
Campbell Soup	3,259		193,422
Church & Dwight	4,100		204,344
Conagra Brands	17,832		734,857
CVS Health	15,024		1,210,634
Kimberly-Clark	7,840		1,039,192
Mondelez International, Cl. A	16,944		744,180
PepsiCo	15,109		1,667,731
Procter & Gamble	4,193		381,857
Spectrum Brands Holdings	5,830		791,248
Walgreens Boots Alliance	10,625		917,787
Wal-Mart Stores	19,227		1,363,771
			9,649,450
Energy - 1.4%
Chevron	5,398		607,275
Cimarex Energy	5,845		734,833
Devon Energy	15,530		673,381
Exxon Mobil	29,367		2,388,124
Newfield Exploration	9,025	[f]	329,052
Phillips 66	2,439		190,705
Valero Energy	15,159		1,030,054
Williams Cos.	8,960		253,926
			6,207,350
Financials - 3.1%
Affiliated Managers Group	3,873		650,393
American Express	15,553		1,245,173
Ameriprise Financial	8,152		1,071,988
Aon	8,055		931,561
Bank of America	94,056		2,321,302

60

BNY Mellon Asset Allocation Fund (continued)
Common Stocks - 22.9% (continued)	Shares		Value ($)
Financials - 3.1% (continued)
Berkshire Hathaway, Cl. B	3,159	[f]	541,516
Discover Financial Services	14,684		1,044,620
JPMorgan Chase & Co.	29,604		2,682,714
Marsh & McLennan Cos.	13,905		1,021,739
Moody's	2,154		239,891
Prudential Financial	1,430		158,072
Travelers	8,576		1,048,330
Wells Fargo & Co.	23,225		1,344,263
			14,301,562
Health Care - 3.6%
AbbVie	5,658		349,891
Agilent Technologies	13,024		668,131
Amgen	9,096		1,605,717
Baxter International	18,832		958,925
Celgene	7,800	[f]	963,378
Cigna	3,764		560,460
Danaher	12,920		1,105,306
Express Scripts Holding	12,285	[f]	867,935
Gilead Sciences	15,139		1,066,997
Johnson & Johnson	19,742		2,412,670
Merck & Co.	27,768		1,829,078
Pfizer	55,821		1,904,613
Thermo Fisher Scientific	6,432		1,014,198
UnitedHealth Group	8,150		1,347,847
			16,655,146
Industrials - 2.2%
3M	4,063		757,140
Boeing	8,251		1,487,078
Delta Air Lines	18,837		940,531
General Electric	69,959		2,085,478
HD Supply Holdings	12,365	[f]	531,695
Illinois Tool Works	2,749		362,895
Ingersoll-Rand	10,550		837,248
Lennox International	1,480		243,638
Oshkosh	2,485		168,707
Owens Corning	14,389		841,613
S&P Global	7,310		946,426
Spirit AeroSystems Holdings, Cl. A	13,549		834,754
			10,037,203
Information Technology - 5.1%
Accenture, Cl. A	5,500		673,750
Activision Blizzard	23,235		1,048,596
Alphabet, Cl. A	2,204	[f]	1,862,226
Alphabet, Cl. C	2,204	[f]	1,814,355
Apple	26,959		3,693,113
Applied Materials	27,168		984,025
Cisco Systems	50,071		1,711,427
Citrix Systems	10,570	[f]	834,501
Facebook, Cl. A	12,486	[f]	1,692,352
Fiserv	2,979	[f]	343,777
Hewlett Packard Enterprise	9,670		220,669
HP	55,432		962,854
International Business Machines	9,241		1,661,717
Microsoft	23,600		1,509,928
Motorola Solutions	10,625		839,056
NCR	4,980	[f]	239,389
Oracle	4,885		208,052
Red Hat	6,577	[f]	544,641
Texas Instruments	15,268		1,169,834
VeriSign	7,327	[f]	604,258
VMware, Cl. A	9,020	[f]	810,808
			23,429,328
Materials - .8%
Air Products & Chemicals	1,210		169,969
Celanese, Ser. A	10,625		947,431
Crown Holdings	3,364	[f]	180,277
Nucor	4,123		257,976
Owens-Illinois	8,270	[f]	163,746
Reliance Steel & Aluminum	12,280		1,039,502

BNY Mellon Asset Allocation Fund (continued)
Common Stocks - 22.9% (continued)	Shares		Value ($)
Materials - .8% (continued)
Steel Dynamics	22,080		808,128
			3,567,029
Real Estate - .6%
Equity Residential	12,245	[g]	772,292
GGP	30,737		764,122
Public Storage	4,208	[g]	957,152
Simon Property Group	990	[g]	182,556
			2,676,122
Telecommunications - 1.0%
AT&T	48,181		2,013,484
CenturyLink	25,129		609,630
Verizon Communications	35,545		1,764,098
			4,387,212
Utilities - .5%
FirstEnergy	24,550		796,157
Great Plains Energy	23,655		687,414
MDU Resources Group	12,905		349,855
PPL	13,169		485,673
			2,319,099
Total Common Stocks (cost $83,033,264)	104,505,686
Other Investments - 62.8%
Registered Investment Companies;
ASG Global Alternatives Fund, Cl. Y	922,201	[f]	9,618,554
ASG Managed Futures Strategy Fund, Cl. Y	1,032,164		10,383,573
BNY Mellon Corporate Bond Fund, Cl. M	947,368	[h]	12,164,201
BNY Mellon Emerging Markets Fund, Cl. M	1,126,740	[h]	10,399,809
BNY Mellon Focused Equity Opportunities Fund, Cl. M	2,387,469	[h]	36,074,663
BNY Mellon Income Stock Fund, Cl. M	1,566,783	[h]	14,649,416
BNY Mellon Intermediate Bond Fund, Cl. M	1,895,685	[h]	23,733,975
BNY Mellon International Fund, Cl. M	1,015,926	[h]	11,713,631
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M	2,475,569	[h]	40,005,193
BNY Mellon Small Cap Multi-Strategy Fund	270,270	[f,h]	5,172,973
BNY Mellon Small/Mid Cap Fund, Cl. M	679,407	[h]	9,593,228
Dreyfus Floating Rate Income Fund, Cl. Y	847,615	[h]	10,306,998
Dreyfus Global Real Estate Securities Fund, Cl. Y	930,379	[h]	8,196,639
Dreyfus High Yield Fund, Cl. I	2,273,325	[h]	14,367,413
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,029,069	[i]	1,029,069
Dreyfus International Small Cap Fund, Cl. Y	741,307	[h]	10,022,472
Dreyfus Research Growth Fund, Cl. Y	582,971	[h]	8,482,223
Dreyfus Select Managers Small Cap Growth Fund, Cl. Y	677,347	[f,h]	16,391,808
Dreyfus Select Managers Small Cap Value Fund, Cl. Y	622,545	[h]	14,928,630
Dreyfus/Newton International Equity Fund, Cl. Y	602,528	[h]	11,062,407
Dynamic Total Return Fund, Cl. Y	487,575	[f,h]	7,879,213
Total Other Investments (cost $256,002,403)	286,176,088

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Investment of Cash Collateral for Securities Loaned - .4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $1,689,669)	1,689,669	[i] 1,689,669
Total Investments (cost $404,959,640)	100.3%	457,109,890
Liabilities, Less Cash and Receivables	(0.3%)	(1,589,235)
Net Assets	100.0%	455,520,655

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $1,846,609 or .41% of net assets.
b Security, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $4,085,052 and the value of the collateral held by the fund was $4,549,851, consisting of cash collateral of $1,689,669 and U.S. Government & Agency securities valued at $2,860,182.
c Variable rate security—rate shown is the interest rate in effect at period end.
d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Non-income producing security.
g Investment in real estate investment trust.
h Investment in affiliated mutual fund.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	49.2
Common Stocks	22.9
Mutual Funds: Foreign	13.4
U.S. Government Agencies/Mortgage-Backed	6.7
Corporate Bonds	6.1
Municipal Bonds	1.0
Money Market Investments	.6
Foreign/Governmental	.2
Commercial Mortgage-Backed	.2
100.3

† Based on net assets.

See notes to financial statements.

62

STATEMENT OF OPTIONS WRITTEN
February 28, 2017 (Unaudited)

BNY Mellon Income Stock Fund	Number of Contracts	Value ($)
Put Options:
Apple
March 2017 @ 130	60	(1,440)
Bank of America
March 2017 @ 24	728	(20,384)
BB&T
March 2017 @ 47	425	(14,875)
Corning
March 2017 @ 27	556	(15,568)
Goldman Sachs Group
March 2017 @ 240	79	(13,746)
JPMorgan Chase & Co.
March 2017 @ 87.5	229	(11,450)
Kellogg
March 2017 @ 72.5	275	(23,925)
Lamar Advertising, Cl. A
March 2017 @ 75	253	(34,155)
Molson Coors Brewing, Cl. B
March 2017 @ 97.5	103	(6,438)
Occidental Petroleum
March 2017 @ 65	308	(38,500)
Omnicom Group
March 2017 @ 82.5	242	(13,310)
Packaging Corporation of America
March 2017 @ 92.5	133	(27,132)
Raytheon
March 2017 @ 150	126	(10,962)
S&P 500 Index
June 2017 @ 192	530	(344,500)
UnitedHealth Group
March 2017 @ 155	65	(1,950)
Uniti Group
March 2017 @ 25	760	(3,040)
Valero Energy
March 2017 @ 65	146	(7,738)
Total Options Written (premiums received $1,481,212)		(589,113)

See notes to financial statements.

63

STATEMENT OF FUTURES

February 28, 2017 (Unaudited)

BNY Mellon International Appreciation Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation ($)

Futures Long
MSCI EAFE Index	10	872,750	March 2017	12,476
Gross Unrealized Appreciation				12,476

See notes to financial statements.

64

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2017 (Unaudited)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	306,679,541	33,669,868	220,107,608	1,198,758,835
Affiliated issuers	-	37,271,322	123,025,582	108,667,897
Cash	-	1	-	-
Receivable for investment securities sold	2,991,529	-	89,640	-
Dividends receivable	598,379	63,236	499,140	2,563,245
Receivable for shares of Beneficial Interest subscribed	61,300	-	-	501,206
Securities lending receivable	1,057	19	370	14,026
Cash collateral held by broker—Note 4	-	-	-	27,086,220
Prepaid expenses	17,247	14,546	17,109	48,252
	310,349,053	71,018,992	343,739,449	1,337,639,681
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	204,572	46,904	167,653	654,643
Due to Administrator—Note 3(a)	29,358	3,275	23,734	112,921
Cash overdraft due to Custodian	462,212	-	-	1,190,329
Payable for shares of Beneficial Interest redeemed	147,044	3	371,733	527,494
Liability for securities on loan—Note 1(c)	-	54,166	1,329,752	31,736,573
Payable for investment securities purchased	-	-	-	55,769,076
Outstanding options written, at value†††	-	-	-	589,113
Accrued expenses	21,869	24,050	32,675	71,522
	865,055	128,398	1,925,547	90,651,671
Net Assets ($)	309,483,998	70,890,594	341,813,902	1,246,988,010
Composition of Net Assets ($):
Paid-in capital	223,768,598	48,366,692	214,323,980	975,320,742
Accumulated undistributed (distributions in excess of) investment income—net	3,392	(29,777)	265,009	716,749
Accumulated net realized gain (loss) on investments	16,127,605	7,105,801	17,809,200	33,353,643
Accumulated net unrealized appreciation (depreciation) on investments	69,584,403	15,447,878	109,415,713	238,593,639
Accumulated net unrealized appreciation (depreciation) on options transactions	-	-	-	(996,763)
Net Assets ($)	309,483,998	70,890,594	341,813,902	1,246,988,010
† Investments at cost ($)
Unaffiliated issuers	237,095,138	23,938,300	124,577,116	962,054,058
Affiliated issuers	-	31,555,012	109,140,361	108,667,897
†† Value of securities on loan ($)	-	280,854	3,422,247	63,666,273
††† Outstanding options premiums received ($) —See Statement of Options Written—Note 4	-	-	-	1,481,212
Net Asset Value Per Share
Class M
Net Assets ($)	298,992,188	70,082,750	336,709,616	1,224,885,321
Shares Outstanding	49,812,647	5,917,891	21,595,454	131,021,898
Net Asset Value Per Share ($)	6.00	11.84	15.59	9.35
Investor Shares
Net Assets ($)	10,491,810	807,844	5,104,286	19,654,505
Shares Outstanding	1,746,843	67,451	320,326	2,080,710
Net Asset Value Per Share ($)	6.01	11.98	15.93	9.45

65

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Class A
Net Assets ($)	-	-	-	259,592
Shares Outstanding	-	-	-	27,750
Net Asset Value Per Share ($)	-	-	-	9.35
Class C
Net Assets ($)	-	-	-	631,029
Shares Outstanding	-	-	-	67,554
Net Asset Value Per Share ($)	-	-	-	9.34
Class I
Net Assets ($)	-	-	-	1,546,463
Shares Outstanding	-	-	-	165,374
Net Asset Value Per Share ($)	-	-	-	9.35
Class Y
Net Assets ($)	-	-	-	11,100
Shares Outstanding	-	-	-	1,187.65
Net Asset Value Per Share ($)	-	-	-	9.35

See notes to financial statements.

66

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	2,625,271,634	493,557,879	433,407,208	324,839,198
Affiliated issuers	134,916,952	52,037,204	444,671	25,607,417
Cash	3,519,730	3,105,877	174,617	870,469
Receivable for investment securities sold	10,397,418	9,546,404	-	15,202,094
Receivable for shares of Beneficial Interest subscribed	3,642,048	191,055	359,800	34,000
Dividends receivable	2,863,363	188,030	622,524	232,150
Securities lending receivable	10,940	14,252	249	7,311
Prepaid expenses	34,763	18,776	20,759	19,142
	2,780,656,848	558,659,477	435,029,828	366,811,781
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	1,661,192	410,313	273,131	254,165
Due to Administrator—Note 3(a)	254,676	47,141	41,424	31,412
Liability for securities on loan—Note 1(c)	71,504,401	44,635,044	-	21,960,860
Payable for investment securities purchased	9,331,880	11,849,678	-	14,456,371
Payable for shares of Beneficial Interest redeemed	1,865,292	279,424	165,343	231,455
Interest payable—Note 2	-	-	158	-
Accrued expenses	85,004	66,698	43,723	40,575
	84,702,445	57,288,298	523,779	36,974,838
Net Assets ($)	2,695,954,403	501,371,179	434,506,049	329,836,943
Composition of Net Assets ($):
Paid-in capital	1,948,874,066	392,304,100	312,901,940	261,056,181
Accumulated undistributed (distributions in excess of) investment income—net	1,547,567	12,695	58,322	(27,174)
Accumulated net realized gain (loss) on investments	24,209,988	10,542,447	18,417,867	7,451,526
Accumulated net unrealized appreciation (depreciation) on investments	721,322,782	98,511,937	103,127,920	61,356,410
Net Assets ($)	2,695,954,403	501,371,179	434,506,049	329,836,943
† Investments at cost ($)
Unaffiliated issuers	1,903,948,852	395,045,942	330,279,288	263,482,788
Affiliated issuers	134,916,952	52,037,204	444,671	25,607,417
†† Value of securities on loan ($)	152,398,584	63,222,067	3,646,653	34,735,844
Net Asset Value Per Share
Class M
Net Assets ($)	2,624,321,266	483,450,252	429,913,738	328,552,038
Shares Outstanding	162,346,921	25,255,620	28,443,566	23,268,160
Net Asset Value Per Share ($)	16.16	19.14	15.11	14.12
Investor Shares
Net Assets ($)	71,633,137	17,920,927	4,592,311	1,284,905
Shares Outstanding	4,499,959	974,706	306,260	92,095
Net Asset Value Per Share ($)	15.92	18.39	14.99	13.95

See notes to financial statements.

67

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	943,062,981	665,868,048	71,397,886	312,997,281	189,246,260
Affiliated issuers	6,746,514	5,106,359	632,013	5,350,369	267,863,630
Cash	713,873	483,427	1,110	439,459	27,962
Cash denominated in foreign currency†††	2,129,971	3,415,559	-	1,782,440	-
Receivable for shares of Beneficial Interest subscribed	4,598,998	316,988	-	209,202	233,985
Dividends receivable	3,238,726	1,438,003	187,180	1,178,519	362,604
Receivable for investment securities sold	2,914,595	9,077,230	-	-	1,156,080
Unrealized appreciation on forward foreign currency exchange contracts—Note 4	1,287	-	-	-	-
Interest receivable	-	-	-	-	421,677
Securities lending receivable	-	83	-	-	290
Prepaid expenses and other assets	38,058	22,441	228,954	25,094	19,795
	963,445,003	685,728,138	72,447,143	321,982,364	459,332,283
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	855,796	1,130,899	38,629	326,671	108,060
Due to Administrator—Note 3(a)	90,602	65,496	6,915	29,800	16,020
Payable for investment securities purchased	4,371,131	2,168,957	-	3,620,694	1,469,399
Payable for shares of Beneficial Interest redeemed	836,433	667,034	12,731	95,993	481,832
Unrealized depreciation on forward foreign currency exchange contracts—Note 4	2,134	-	-	-	-
Liability for securities on loan—Note 1(c)	-	106,065	-	-	1,689,669
Payable for futures variation margin—Note 4	-	-	1,300	-	-
Interest payable—Note 2	-	145	-	-	-
Accrued expenses	48,843	44,314	54,878	42,116	46,648
	6,204,939	4,182,910	114,453	4,115,274	3,811,628
Net Assets ($)	957,240,064	681,545,228	72,332,690	317,867,090	455,520,655
Composition of Net Assets ($):
Paid-in capital	1,625,799,922	1,023,895,669	140,351,909	345,669,567	395,679,247
Accumulated undistributed (distributions in excess of) investment income—net	(203,385)	(1,270,244)	(15,517)	(100,035)	(448,626)
Accumulated net realized gain (loss) on investments	(679,640,533)	(473,739,733)	(45,702,107)	(50,126,414)	8,139,784
Accumulated net unrealized appreciation (depreciation) on investments	11,414,462	132,579,340	(22,314,071)	22,429,037	52,150,250
Accumulated net unrealized appreciation (depreciation) on foreign currency transactions	(130,402)	80,196	-	(5,065)	-
Accumulated net unrealized appreciation (depreciation) on futures	-	-	12,476	-	-
Net Assets ($)	957,240,064	681,545,228	72,332,690	317,867,090	455,520,655
† Investments at cost ($)
Unaffiliated issuers	931,648,519	533,288,708	93,711,957	290,568,244	168,290,260
Affiliated issuers	6,746,514	5,106,359	632,013	5,350,369	236,669,380
†† Value of securities on loan ($)	-	103,365	-	-	4,085,052
††† Cash denominated in foreign currency (cost) ($)	2,113,434	3,401,961	-	1,769,045	-
Net Asset Value Per Share
Class M
Net Assets ($)	945,467,700	667,755,188	71,039,932	317,197,304	449,125,046
Shares Outstanding	81,968,427	72,335,427	5,707,149	24,782,589	38,337,273
Net Asset Value Per Share ($)	11.53	9.23	12.45	12.80	11.72
Investor Shares
Net Assets ($)	11,772,364	13,790,040	1,292,758	669,786	6,395,609
Shares Outstanding	957,948	1,452,932	104,651	51,803	542,098
Net Asset Value Per Share ($)	12.29	9.49	12.35	12.93	11.80

See notes to financial statements.

68

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2017 (Unaudited)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,298,038	274,524	2,261,032	16,773,696
Affiliated issuers	2,469	395,680	1,158,649	70,796
Income from securities lending—Note 1(c)	15,984	516	5,207	44,608
Total Income	3,316,491	670,720	3,424,888	16,889,100
Expenses:
Investment advisory fee—Note 3(a)	1,011,222	157,286	916,806	3,586,092
Administration fee—Note 3(a)	194,031	22,833	148,326	688,163
Custodian fees—Note 3(b)	29,651	11,854	7,982	37,536
Registration fees	17,873	16,092	18,704	65,481
Shareholder servicing costs—Note 3(b)	12,213	876	8,246	23,218
Trustees’ fees and expenses—Note 3(c)	10,753	2,465	11,870	44,684
Professional fees	14,608	15,606	18,525	24,676
Loan commitment fees—Note 2	4,391	1,283	4,660	16,570
Prospectus and shareholders’ reports	4,343	4,037	5,460	7,195
Interest expense—Note 2	588	-	-	-
Distribution fees—Note 3(b)	-	-	-	881
Miscellaneous	11,639	11,724	14,309	18,118
Total Expenses	1,311,312	244,056	1,154,888	4,512,614
Less—reduction in expenses due to undertakings—Note 3(a)	-	-	-	(167)
Less—reduction in fees due to earnings credits—Note 3(b)	(33)	(7)	(12)	(61)
Net Expenses	1,311,279	244,049	1,154,876	4,512,386
Investment Income—Net	2,005,212	426,671	2,270,012	12,376,714
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	18,930,570	4,520,601	16,488,627	49,713,921
Affiliated issuers	-	467,760	829,866	-
Net realized gain (loss) on options transactions	-	-	-	163,915
Capital gain distributions from affiliated issuers	-	1,310,880	3,568,782	-
Net Realized Gain (Loss)	18,930,570	6,299,241	20,887,275	49,877,836
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	10,821,268	(639,258)	6,518,510	64,962,048
Affiliated issuers	-	1,917,524	6,746,472	-
Net unrealized appreciation (depreciation) on options transactions	-	-	-	(939,833)
Net Unrealized Appreciation (Depreciation)	10,821,268	1,278,266	13,264,982	64,022,215
Net Realized and Unrealized Gain (Loss) on Investments	29,751,838	7,577,507	34,152,257	113,900,051
Net Increase in Net Assets Resulting from Operations	31,757,050	8,004,178	36,422,269	126,276,765

See notes to financial statements.

69

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	16,894,293	†	2,303,776	†	3,159,729	1,632,458	†
Affiliated issuers	71,732		15,486		748	8,188
Income from securities lending—Note 1(c)	372,509		143,991		2,601	82,595
Total Income	17,338,534		2,463,253		3,163,078	1,723,241
Expenses:
Investment advisory fee—Note 3(a)	9,359,708		1,852,938		1,480,850	1,163,060
Administration fee—Note 3(a)	1,556,601		271,926		263,856	193,432
Shareholder servicing costs—Note 3(b)	83,390		20,196		6,440	1,730
Trustees’ fees and expenses—Note 3(c)	82,824		20,150		15,798	10,575
Custodian fees—Note 3(b)	60,011		46,759		22,756	28,440
Loan commitment fees—Note 2	40,487		5,848		6,647	4,143
Professional fees	33,860		41,659		18,282	18,070
Registration fees	32,646		17,666		18,985	18,854
Prospectus and shareholders’ reports	16,869		6,247		7,665	7,832
Interest expense—Note 2	-		-		2,693	260
Miscellaneous	27,127		12,204		13,359	9,590
Total Expenses	11,293,523		2,295,593		1,857,331	1,455,986
Less—reduction in fees due to earnings credits—Note 3(b)	(551)		(217)		(21)	(21)
Net Expenses	11,292,972		2,295,376		1,857,310	1,455,965
Investment Income—Net	6,045,562		167,877		1,305,768	267,276
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	55,857,856		19,140,467		38,765,865	15,323,620
Net unrealized appreciation (depreciation) on investments	166,499,914		42,621,737		12,678,274	25,681,660
Net Realized and Unrealized Gain (Loss) on Investments	222,357,770		61,762,204		51,444,139	41,005,280
Net Increase in Net Assets Resulting from Operations	228,403,332		61,930,081		52,749,907	41,272,556
† Net of foreign taxes withheld at source ($)	13,615		14,066		-	10,197

See notes to financial statements.

70

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,912,562	†	3,601,109	†	704,534	†	3,876,025	†	1,030,837
Affiliated issuers	10,035		5,248		1,035		6,047		2,964,957
Income from securities lending—Note 1(c)	-		140		-		-		1,065
Interest	-		-		219		-		925,316
Total Income	7,922,597		3,606,497		705,788		3,882,072		4,922,175
Expenses:
Investment advisory fee—Note 3(a)	4,071,895		3,861,342		181,941		1,213,478		653,282
Administration fee—Note 3(a)	597,458		418,763		45,384		178,066		100,262
Custodian fees—Note 3(b)	191,314		202,243		5,841		82,917		10,517
Trustees’ fees and expenses—Note 3(c)	34,093		23,001		2,465		10,585		17,554
Registration fees	24,909		19,905		17,279		27,352		18,045
Professional fees	18,904		45,520		17,664		22,777		25,014
Loan commitment fees—Note 2	15,271		10,772		1,181		3,866		3,233
Shareholder servicing costs—Note 3(b)	14,569		16,140		2,199		881		7,021
Prospectus and shareholders’ reports	5,644		8,789		8,723		5,046		6,829
Interest expense—Note 2	1,989		1,669		376		96		-
ADR fees	-		-		39,900		-		-
Miscellaneous	27,804		20,651		16,782		19,774		18,513
Total Expenses	5,003,850		4,628,795		339,735		1,564,838		860,270
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		-		(196,547)
Less—reduction in fees due to earnings credits—Note 3(b)	(49)		(58)		(806)		(14)		(15)
Net Expenses	5,003,801		4,628,737		338,929		1,564,824		663,708
Investment Income—Net	2,918,796		(1,022,240)		366,859		2,317,248		4,258,467
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(11,696,583)		21,271,024		(391,410)		3,072,166		2,736,595
Affiliated issuers	-		-				-		2,527,581
Net realized gain (loss) on futures	-		-		18,268		-		-
Net realized gain (loss) on forward foreign currency exchange contracts	750,974		(189,132)		-		(193,769)		-
Capital gain distributions from affiliated issuers	-		-				-		3,828,174
Net Realized Gain (Loss)	(10,945,609)		21,081,892		(373,142)		2,878,397		9,092,350
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	52,102,303		3,450,092		3,442,081		10,665,759		4,902,736
Affiliated issuers	-		-				-		6,837,845
Net unrealized appreciation (depreciation) on futures	-		-		6,722		-		-
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(15,393)		-		-		-		-
Net Unrealized Appreciation (Depreciation)	52,086,910		3,450,092		3,448,803		10,665,759		11,740,581
Net Realized and Unrealized Gain (Loss) on Investments	41,141,301		24,531,984		3,075,661		13,544,156		20,832,931
Net Increase in Net Assets Resulting from Operations	44,060,097		23,509,744		3,442,520		15,861,404		25,091,398
† Net of foreign taxes withheld at source ($)	572,564		538,978		53,314		342,718		-

See notes to financial statements.

71

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Large Cap Market Opportunities Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	2,005,212	5,115,523	426,671	958,944
Net realized gain (loss) on investments	18,930,570	10,190,516	6,299,241	9,494,738
Net unrealized appreciation (depreciation) on investments	10,821,268	12,033,907	1,278,266	(1,037,847)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,757,050	27,339,946	8,004,178	9,415,835
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,966,093)	(5,038,864)	(1,152,978)	(993,839)
Investor Shares	(53,656)	(118,371)	(7,125)	(6,507)
Net realized gain on investments:
Class M	(11,731,752)	(35,063,742)	(8,206,774)	(20,163,560)
Investor Shares	(397,965)	(1,058,366)	(83,930)	(191,924)
Total Distributions	(14,149,466)	(41,279,343)	(9,450,807)	(21,355,830)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	11,137,872	72,557,074	1,704,466	9,388,484
Investor Shares	2,324,340	3,846,259	251,815	1,039,757
Distributions reinvested:
Class M	7,893,724	25,934,770	4,541,412	11,656,466
Investor Shares	434,835	1,037,543	59,852	73,976
Cost of shares redeemed:
Class M	(65,209,174)	(155,481,485)	(18,156,334)	(56,086,712)
Investor Shares	(2,619,143)	(4,424,986)	(159,283)	(1,412,753)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(46,037,546)	(56,530,825)	(11,758,072)	(35,340,782)
Total Increase (Decrease) in Net Assets	(28,429,962)	(70,470,222)	(13,204,701)	(47,280,777)
Net Assets ($):
Beginning of Period	337,913,960	408,384,182	84,095,295	131,376,072
End of Period	309,483,998	337,913,960	70,890,594	84,095,295
Undistributed (distributions in excess of) investment income —net	3,392	17,929	(29,777)	703,655
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,953,481	13,199,296	148,022	783,965
Shares issued for distributions reinvested	1,423,880	4,590,390	403,322	1,036,130
Shares redeemed	(11,461,510)	(27,226,111)	(1,534,847)	(4,747,498)
Net Increase (Decrease) in Shares Outstanding	(8,084,149)	(9,436,425)	(983,503)	(2,927,403)
Investor Shares[a]
Shares sold	405,223	673,728	20,585	85,223
Shares issued for distributions reinvested	78,244	183,641	5,273	6,524
Shares redeemed	(464,933)	(800,878)	(13,483)	(120,678)
Net Increase (Decrease) in Shares Outstanding	18,534	56,491	12,375	(28,931)

[a]During the period ended February 28, 2017, 397,910 Class M shares representing $2,281,772 were exchanged for 397,755 Investor shares for BNY Mellon Large Cap Stock Fund and 20,671 Class M shares representing $251,814 were exchanged for 20,585 Investor shares for BNY Mellon Large Cap Market Opportunities Fund. During the period ended August 31, 2016, 636,777 Class M shares representing $3,652,970 were exchanged for 636,737 Investor shares for BNY Mellon Large Cap Stock Fund and 85,779 Class M shares representing $1,039,758 were exchanged for 85,223 Investor shares for BNY Mellon Large Cap Opportunities Fund.

See notes to financial statements.

72

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	2,270,012	4,420,418	12,376,714	25,977,403
Net realized gain (loss) on investments	20,887,275	14,410,535	49,877,836	32,390,508
Net unrealized appreciation (depreciation) on investments	13,264,982	16,401,411	64,022,215	85,478,472
Net Increase (Decrease) in Net Assets Resulting from Operations	36,422,269	35,232,364	126,276,765	143,846,383
Distributions to Shareholders from ($):
Investment income—net:
Class M	(5,084,395)	(3,971,525)	(11,908,940)	(25,629,571)
Investor Shares	(95,139)	(29,776)	(168,991)	(322,008)
Class A	-	-	(3,335)	(730)
Class C	-	-	(1,837)	(42)
Class I	-	-	(3,151)	(68)
Class Y	-	-	(114)	(68)
Net realized gain on investments:
Class M	(16,161,275)	(28,802,216)	(34,379,484)	(92,555,876)
Investor Shares	(340,491)	(294,305)	(575,328)	(1,309,191)
Class A	-	-	(12,719)	-
Class C	-	-	(8,853)	-
Class I	-	-	(640)	-
Class Y	-	-	(334)	-
Total Distributions	(21,681,300)	(33,097,822)	(47,063,726)	(119,817,554)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	9,383,514	20,063,224	150,529,163	190,055,326
Investor Shares	2,112,097	3,813,536	8,723,743	12,965,028
Class A	-	-	527,464	309,740
Class C	-	-	596,249	10,000
Class I	-	-	1,490,150	10,000
Class Y	-	-	-	10,000
Distributions reinvested:
Class M	14,463,851	26,042,120	18,065,337	48,835,055
Investor Shares	346,836	190,229	612,287	1,256,712
Class A	-	-	15,621	668
Class C	-	-	10,284	-
Class I	-	-	3,344	-
Cost of shares redeemed:
Class M	(46,496,372)	(105,105,070)	(89,724,131)	(271,832,105)
Investor Shares	(3,685,693)	(2,281,014)	(7,176,418)	(12,889,914)
Class A	-	-	(620,303)	(593)
Class C	-	-	(10,077)	-
Class I	-	-	(1,548)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(23,875,767)	(57,276,975)	83,041,165	(31,270,083)
Total Increase (Decrease) in Net Assets	(9,134,798)	(55,142,433)	162,254,204	(7,241,254)
Net Assets ($):
Beginning of Period	350,948,700	406,091,133	1,084,733,806	1,091,975,060
End of Period	341,813,902	350,948,700	1,246,988,010	1,084,733,806
Undistributed investment income—net	265,009	3,174,531	716,749	426,403

73

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Capital Share Transactions (Shares):
Class Ma
Shares sold	619,687	1,421,130	16,595,837	23,224,898
Shares issued for distributions reinvested	970,728	1,874,883	2,080,348	5,950,165
Shares redeemed	(3,018,637)	(7,597,018)	(10,102,275)	(32,488,848)
Net Increase (Decrease) in Shares Outstanding	(1,428,222)	(4,301,005)	8,573,910	(3,313,785)
Investor Shares[a]
Shares sold	136,021	263,036	982,800	1,541,996
Shares issued for distributions reinvested	22,773	13,406	69,555	151,361
Shares redeemed	(236,406)	(161,334)	(798,455)	(1,543,556)
Net Increase (Decrease) in Shares Outstanding	(77,612)	115,108	253,900	149,801
Class A
Shares sold	-	-	59,196	36,222
Shares issued for distributions reinvested	-	-	1,797	77
Shares redeemed	-	-	(69,474)	(68)
Net Increase (Decrease) in Shares Outstanding	-	-	(8,481)	36,231
Class C
Shares sold	-	-	66,344	1,188
Shares issued for distributions reinvested	-	-	1,178	-
Shares redeemed	-	-	(1,156)	-
Net Increase (Decrease) in Shares Outstanding	-	-	66,366	1,188
Class I
Shares sold	-	-	163,991	1,188
Shares issued for distributions reinvested	-	-	362	-
Shares redeemed	-	-	(167)	-
Net Increase (Decrease) in Shares Outstanding	-	-	164,186	1,188
Class Y
Shares sold	-	-	-	1,188
Net Increase (Decrease) in Shares Outstanding	-	-	-	1,188

[a]During the period ended February 28, 2017, 170,293 Class M shares representing $2,568,168 were exchanged for 166,768 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 721,583 Class M shares representing $6,378,288 were exchanged for 714,408 Investor shares for BNY Mellon Income Stock Fund. During the period ended August 31, 2016, 268,510 Class M shares representing $3,813,537 were exchanged for 263,036 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 1,315,916 Class M shares representing $10,984,096 were exchanged for 1,303,790 Investor shares for BNY Mellon Income Stock Fund.

See notes to financial statements.

74

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	6,045,562	13,789,659	167,877	130,234
Net realized gain (loss) on investments	55,857,856	(2,304,821)	19,140,467	(1,214,105)
Net unrealized appreciation (depreciation) on investments	166,499,914	171,394,229	42,621,737	19,086,467
Net Increase (Decrease) in Net Assets Resulting from Operations	228,403,332	182,879,067	61,930,081	18,002,596
Distributions to Shareholders from ($):
Investment income—net:
Class M	(16,464,161)	(2,822,168)	-	-
Investor Shares	(331,178)	-	-	-
Net realized gain on investments:
Class M	(24,664,762)	(99,762,868)	(2,279,213)	(13,981,459)
Investor Shares	(718,775)	(2,536,473)	(91,392)	(530,824)
Total Distributions	(42,178,876)	(105,121,509)	(2,370,605)	(14,512,283)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	193,615,148	577,209,414	55,432,987	67,461,797
Investor Shares	20,316,048	31,216,038	3,469,296	5,682,428
Distributions reinvested:
Class M	15,655,601	53,692,955	1,304,414	8,441,422
Investor Shares	850,935	2,166,218	73,462	418,602
Cost of shares redeemed:
Class M	(198,987,430)	(473,433,640)	(20,552,772)	(57,867,164)
Investor Shares	(14,954,773)	(31,887,118)	(2,090,833)	(4,625,390)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	16,495,529	158,963,867	37,636,554	19,511,695
Total Increase (Decrease) in Net Assets	202,719,985	236,721,425	97,196,030	23,002,008
Net Assets ($):
Beginning of Period	2,493,234,418	2,256,512,993	404,175,149	381,173,141
End of Period	2,695,954,403	2,493,234,418	501,371,179	404,175,149
Undistributed (distributions in excess of) investment income —net	1,547,567	12,297,344	12,695	(155,182)
Capital Share Transactions (Shares):
Class Ma
Shares sold	12,475,972	41,588,266	3,006,166	4,430,097
Shares issued for distributions reinvested	1,008,087	3,922,057	70,055	550,647
Shares redeemed	(13,045,029)	(33,628,797)	(1,153,075)	(3,780,833)
Net Increase (Decrease) in Shares Outstanding	439,030	11,881,526	1,923,146	1,199,911
Investor Shares[a]
Shares sold	1,360,183	2,230,885	203,649	378,301
Shares issued for distributions reinvested	55,617	160,579	4,106	28,322
Shares redeemed	(987,910)	(2,270,938)	(121,798)	(310,626)
Net Increase (Decrease) in Shares Outstanding	427,890	120,526	85,957	95,997

[a]During the period ended February 28, 2017, 1,253,994 Class M shares representing $19,001,113 were exchanged for 1,274,142 for BNY Mellon Mid Cap Multi-Strategy Fund and 195,103 Class M shares representing $3,457,244 were exchanged for 202,970 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund. During the period ended August 31, 2016, 2,123,400 Class M shares representing $30,168,012 were exchanged for 2,155,326 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 292,734 Class M shares representing $4,524,411 were exchanged for 303,807 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund.

See notes to financial statements.

75

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Focused Equity Opportunities Fund		BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	1,305,768	4,005,009	267,276	310,188
Net realized gain (loss) on investments	38,765,865	12,719,051	15,323,620	(4,171,001)
Net unrealized appreciation (depreciation) on investments	12,678,274	26,296,923	25,681,660	16,107,868
Net Increase (Decrease) in Net Assets Resulting from Operations	52,749,907	43,020,983	41,272,556	12,247,055
Distributions to Shareholders from ($):
Investment income—net:
Class M	(5,192,351)	(3,773,879)	(240,001)	(882,016)
Investor Shares	(57,844)	(44,480)	-	-
Net realized gain on investments:
Class M	(32,053,374)	(43,223,639)	(1,043,174)	(18,614,519)
Investor Shares	(434,697)	(741,578)	(3,739)	(99,692)
Total Distributions	(37,738,266)	(47,783,576)	(1,286,914)	(19,596,227)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	17,559,730	52,043,353	14,676,643	46,469,399
Investor Shares	3,215,974	5,906,819	512,116	4,776,272
Distributions reinvested:
Class M	20,715,198	27,138,539	783,849	13,917,271
Investor Shares	360,140	583,461	3,425	92,905
Cost of shares redeemed:
Class M	(57,381,337)	(202,413,999)	(27,356,335)	(92,311,040)
Investor Shares	(3,352,850)	(10,109,483)	(1,022,527)	(4,713,819)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(18,883,145)	(126,851,310)	(12,402,829)	(31,769,012)
Total Increase (Decrease) in Net Assets	(3,871,504)	(131,613,903)	27,582,813	(39,118,184)
Net Assets ($):
Beginning of Period	438,377,553	569,991,456	302,254,130	341,372,314
End of Period	434,506,049	438,377,553	329,836,943	302,254,130
Undistributed (distributions in excess of) investment income —net	58,322	4,002,749	(27,174)	(54,449)
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,203,950	3,795,449	1,102,457	4,037,895
Shares issued for distributions reinvested	1,483,897	1,934,322	57,425	1,191,547
Shares redeemed	(3,925,208)	(14,333,540)	(2,059,722)	(7,782,695)
Net Increase (Decrease) in Shares Outstanding	(1,237,361)	(8,603,769)	(899,840)	(2,553,253)
Investor Shares[a]
Shares sold	222,053	422,614	37,220	412,467
Shares issued for distributions reinvested	25,984	41,855	254	8,023
Shares redeemed	(231,707)	(764,929)	(83,281)	(404,619)
Net Increase (Decrease) in Shares Outstanding	16,330	(300,460)	(45,807)	15,871

[a]During the period ended February 28, 2017, 220,234 Class M shares representing $3,215,974 were exchanged for 222,053 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 37,161 Class M shares representing $499,022 were exchanged for 37,595 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund. During the period ended August 31, 2016, 391,755 Class M shares representing $5,502,987 were exchanged for 394,747 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 169,567 Class M shares representing $2,033,714 were exchanged for 171,228 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund.

See notes to financial statements.

76

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income (loss)—net	2,918,796	16,614,498	(1,022,240)	8,520,792
Net realized gain (loss) on investments	(10,945,609)	(53,693,892)	21,081,892	(110,700,968)
Net unrealized appreciation (depreciation) on investments	52,086,910	20,246,908	3,450,092	182,867,352
Net Increase (Decrease) in Net Assets Resulting from Operations	44,060,097	(16,832,486)	23,509,744	80,687,176
Distributions to Shareholders from ($):
Investment income—net:
Class M	(18,946,155)	(14,863,929)	(5,176,429)	(7,819,971)
Investor Shares	(189,658)	(121,406)	(73,944)	(55,653)
Total Distributions	(19,135,813)	(14,985,335)	(5,250,373)	(7,875,624)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	73,329,378	380,266,326	37,299,010	147,194,029
Investor Shares	6,774,421	12,900,286	7,049,326	8,661,487
Distributions reinvested:
Class M	3,602,325	3,494,971	1,034,878	1,547,745
Investor Shares	152,750	95,702	68,623	49,972
Cost of shares redeemed:
Class M	(163,776,168)	(350,168,168)	(82,162,150)	(635,316,728)
Investor Shares	(7,071,737)	(15,143,480)	(4,918,086)	(15,682,704)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(86,989,031)	31,445,637	(41,628,399)	(493,546,199)
Total Increase (Decrease) in Net Assets	(62,064,747)	(372,184)	(23,369,028)	(420,734,647)
Net Assets ($):
Beginning of Period	1,019,304,811	1,019,676,995	704,914,256	1,125,648,903
End of Period	957,240,064	1,019,304,811	681,545,228	704,914,256
Undistributed (distributions in excess of) investment income (loss)—net	(203,385)	16,013,632	(1,270,244)	5,002,369
Capital Share Transactions (Shares):
Class Ma
Shares sold	6,536,252	34,356,918	4,218,751	18,947,324
Shares issued for distributions reinvested	329,883	309,563	122,181	198,429
Shares redeemed	(14,736,200)	(31,873,355)	(9,388,155)	(80,717,669)
Net Increase (Decrease) in Shares Outstanding	(7,870,065)	2,793,126	(5,047,223)	(61,571,916)
Investor Shares[a]
Shares sold	570,261	1,096,410	765,110	1,046,704
Shares issued for distributions reinvested	13,123	7,962	7,879	6,231
Shares redeemed	(594,485)	(1,280,320)	(544,055)	(1,914,124)
Net Increase (Decrease) in Shares Outstanding	(11,101)	(175,948)	228,934	(861,189)

[a]During the period ended February 28, 2017, 592,690 Class M shares representing $6,622,436 were exchanged for 557,139 Investor shares for BNY Mellon International Fund and 763,580 Class M shares representing $6,853,465 were exchanged for 743,432 Investor shares for BNY Mellon Emerging Markets Fund. During the period ended August 31, 2016, 1,092,642 Class M shares representing $12,065,116 were exchanged for 1,027,945 Investor shares for BNY Mellon International Fund and 1,029,819 Class M shares representing $8,297,400 were exchanged for 1,003,808 Investor shares for BNY Mellon Emerging Markets Fund.

See notes to financial statements.

77

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	366,859	1,915,822	2,317,248	7,336,840
Net realized gain (loss) on investments	(373,142)	(2,268,175)	2,878,397	(16,180,279)
Net unrealized appreciation (depreciation) on investments	3,448,803	(757,479)	10,665,759	27,137,709
Net Increase (Decrease) in Net Assets Resulting from Operations	3,442,520	(1,109,832)	15,861,404	18,294,270
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,926,533)	(2,143,484)	(5,096,519)	(6,886,640)
Investor Shares	(28,462)	(101,316)	(10,738)	(29,990)
Total Distributions	(1,954,995)	(2,244,800)	(5,107,257)	(6,916,630)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	2,544,519	4,846,450	49,852,626	139,885,306
Investor Shares	160,100	125,002	935,527	1,225,206
Distributions reinvested:
Class M	130,124	137,561	1,428,078	1,942,320
Investor Shares	27,294	100,982	6,127	6,578
Cost of shares redeemed:
Class M	(6,946,267)	(28,911,787)	(27,422,480)	(153,655,524)
Investor Shares	(3,326,136)	(677,068)	(1,060,708)	(3,430,287)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(7,410,366)	(24,378,860)	23,739,170	(14,026,401)
Total Increase (Decrease) in Net Assets	(5,922,841)	(27,733,492)	34,493,317	(2,648,761)
Net Assets ($):
Beginning of Period	78,255,531	105,989,023	283,373,773	286,022,534
End of Period	72,332,690	78,255,531	317,867,090	283,373,773
Undistributed (distributions in excess of) investment income —net	(15,517)	1,572,619	(100,035)	2,689,974
Capital Share Transactions (Shares):
Class Ma
Shares sold	211,113	404,809	4,017,880	11,929,496
Shares issued for distributions reinvested	10,963	11,570	116,484	166,343
Shares redeemed	(576,827)	(2,427,127)	(2,235,313)	(12,952,594)
Net Increase (Decrease) in Shares Outstanding	(354,751)	(2,010,748)	1,899,051	(856,755)
Investor Shares[a]
Shares sold	13,519	11,046	75,161	102,872
Shares issued for distributions reinvested	2,315	8,579	494	555
Shares redeemed	(273,147)	(59,284)	(85,170)	(286,295)
Net Increase (Decrease) in Shares Outstanding	(257,313)	(39,659)	(9,515)	(182,868)

[a]During the period ended February 28, 2017, 13,257 Class M shares representing $158,755 were exchanged for 13,407 Investor shares for BNY Mellon International Appreciation Fund and 76,812 Class M shares representing $946,360 were exchanged for 76,025 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2016, 103,388 Class M shares representing $1,221,348 were exchanged for 102,528 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

78

	BNY Mellon Asset Allocation Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	4,258,467	6,847,325
Net realized gain (loss) on investments	9,092,350	4,476,666
Net unrealized appreciation (depreciation) on investments	11,740,581	11,159,883
Net Increase (Decrease) in Net Assets Resulting from Operations	25,091,398	22,483,874
Distributions to Shareholders from ($):
Investment income—net:
Class M	(5,077,690)	(7,375,237)
Investor Shares	(59,292)	(88,615)
Net realized gain on investments:
Class M	(3,794,493)	(22,663,275)
Investor Shares	(47,678)	(306,583)
Total Distributions	(8,979,153)	(30,433,710)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	10,149,229	40,469,197
Investor Shares	3,324,583	2,117,131
Distributions reinvested:
Class M	3,418,835	18,961,989
Investor Shares	99,584	365,940
Cost of shares redeemed:
Class M	(24,769,886)	(74,573,494)
Investor Shares	(2,343,923)	(3,684,506)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,121,578)	(16,343,743)
Total Increase (Decrease) in Net Assets	5,990,667	(24,293,579)
Net Assets ($):
Beginning of Period	449,529,988	473,823,567
End of Period	455,520,655	449,529,988
Undistributed (distributions in excess of) investment income —net	(448,626)	429,889
Capital Share Transactions (Shares):
Class Ma
Shares sold	893,568	3,665,671
Shares issued for distributions reinvested	303,515	1,737,267
Shares redeemed	(2,173,760)	(6,706,655)
Net Increase (Decrease) in Shares Outstanding	(976,677)	(1,303,717)
Investor Shares[a]
Shares sold	286,795	192,637
Shares issued for distributions reinvested	8,757	33,220
Shares redeemed	(204,197)	(326,994)
Net Increase (Decrease) in Shares Outstanding	91,355	(101,137)

[a]During the period ended February 28, 2017, 288,721 Class M shares representing $3,323,083 were exchanged for 286,665 Investor shares for BNY Mellon Asset Allocation Fund.
See notes to financial statements.

79

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M
		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	5.67	5.92	7.15	9.97	9.17	8.14
Investment Operations:
Investment income—net [a]	.04	.08	.09	.09	.12	.08
Net realized and unrealized gain (loss) on investments	.56	.34	(.04)	1.88	1.21	1.03
Total from Investment Operations	.60	.42	.05	1.97	1.33	1.11
Distributions:
Dividends from investment income—net	(.04)	(.08)	(.08)	(.10)	(.12)	(.08)
Dividends from net realized gain on investments	(.23)	(.59)	(1.20)	(4.69)	(.41)	-
Total Distributions	(.27)	(.67)	(1.28)	(4.79)	(.53)	(.08)
Net asset value, end of period	6.00	5.67	5.92	7.15	9.97	9.17
Total Return (%)	10.85[b]	7.31	.12	26.27	15.16	13.73
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.84[c]	.83	.81	.81	.80	.81
Ratio of net expenses to average net assets	.84[c]	.83	.81	.81	.80	.81
Ratio of net investment income to average net assets	1.30[c]	1.44	1.32	1.20	1.23	.95
Portfolio Turnover	22.49[b]	49.82	52.80	142.41	50.96	76.82
Net Assets, end of period ($ x 1,000)	298,992	328,113	398,485	468,446	732,612	971,849

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

80

	Investor Shares
		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	5.67	5.92	7.15	9.97	9.17	8.15
Investment Operations:
Investment income—net [a]	.03	.07	.07	.07	.09	.06
Net realized and unrealized gain (loss) on investments	.57	.34	(.03)	1.88	1.21	1.02
Total from Investment Operations	.60	.41	.04	1.95	1.30	1.08
Distributions:
Dividends from investment income—net	(.03)	(.07)	(.07)	(.08)	(.09)	(.06)
Dividends from net realized gain on investments	(.23)	(.59)	(1.20)	(4.69)	(.41)	—
Total Distributions	(.26)	(.66)	(1.27)	(4.77)	(.50)	(.06)
Net asset value, end of period	6.01	5.67	5.92	7.15	9.97	9.17
Total Return (%)	10.90[b]	7.04	(.13)	25.96	14.87	13.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09[c]	1.08	1.06	1.06	1.06	1.06
Ratio of net expenses to average net assets	1.09[c]	1.08	1.06	1.06	1.06	1.06
Ratio of net investment income to average net assets	1.05[c]	1.18	1.08	.93	.99	.71
Portfolio Turnover Rate	22.49[b]	49.82	52.80	142.41	50.96	76.82
Net Assets, end of period ($ x 1,000)	10,492	9,801	9,900	12,672	20,165	12,344

a Based on average shares outstanding.

b Not annualized.
c Annualized.

See notes to financial statements.

81

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.09	13.25	16.21	14.21	12.16	11.00
Investment Operations:
Investment income—net[a]	.07	.11	.11	.11	.10	.06
Net realized and unrealized gain (loss) on investments	1.22	1.08	(.28)	3.13	2.03	1.13
Total from Investment Operations	1.29	1.19	(.17)	3.24	2.13	1.19
Distributions:
Dividends from investment income—net	(.19)	(.11)	(.25)	(.18)	(.08)	(.03)
Dividends from net realized gain on investments	(1.35)	(2.24)	(2.54)	(1.06)	-	-
Total Distributions	(1.54)	(2.35)	(2.79)	(1.24)	(.08)	(.03)
Net asset value, end of period	11.84	12.09	13.25	16.21	14.21	12.16
Total Return (%)	11.35[b]	10.27	(1.72)	23.67	17.64	10.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.64[d]	.60	.53	.53	.79	.78
Ratio of net expenses to average net assets[c]	.64[d]	.60	.53	.53	.79	.78
Ratio of net investment income to average net assets[c]	1.13[d]	.92	.78	.69	.76	.55
Portfolio Turnover	14.43[b]	19.43	30.75	26.42	78.41	43.61
Net Assets, end of period ($ x 1,000)	70,083	83,425	130,257	192,209	216,116	152,458

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.

See notes to financial statements.

82

	Investor Shares
		Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.16	13.32	16.29	14.28	12.25	10.98
Investment Operations:
Investment income—net[a]	.05	.09	.07	.06	.07	.13
Net realized and unrealized gain (loss) on investments	1.23	1.07	(.28)	3.17	2.04	1.14
Total from Investment Operations	1.28	1.16	(.21)	3.23	2.11	1.27
Distributions:
Dividends from investment income—net	(.11)	(.08)	(.22)	(.16)	(.08)	-
Dividends from net realized gain on investments	(1.35)	(2.24)	(2.54)	(1.06)	-	-
Total Distributions	(1.46)	(2.32)	(2.76)	(1.22)	(.08)	-
Net asset value, end of period	11.98	12.16	13.32	16.29	14.28	12.25
Total Return (%)	11.26[b]	9.90	(1.99)	23.54	17.29	11.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.89[d]	.84	.79	.81	1.05	1.02
Ratio of net expenses to average net assets[c]	.89[d]	.84	.79	.81	1.05	1.02
Ratio of net investment income to average net assets[c]	.83[d]	.76	.50	.45	.48	.95
Portfolio Turnover	14.43[b]	19.43	30.75	26.42	78.41	43.61
Net Assets, end of period ($ x 1,000)	808	670	1,119	631	103	28

a  Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.

See notes to financial statements.

83

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.98	14.71	17.12	14.45	12.50	11.14
Investment Operations:
Investment income—net [a]	.10	.17	.16	.15	.13	.09
Net realized and unrealized gain (loss) on investments	1.46	1.33	(.23)	3.22	1.93	1.32
Total from Investment Operations	1.56	1.50	(.07)	3.37	2.06	1.41
Distributions:
Dividends from investment income—net	(.23)	(.15)	(.26)	(.20)	(.11)	(.05)
Dividends from net realized gain on investments	(.72)	(1.08)	(2.08)	(.50)	—	—
Total Distributions	(.95)	(1.23)	(2.34)	(.70)	(.11)	(.05)
Net asset value, end of period	15.59	14.98	14.71	17.12	14.45	12.50
Total Return (%)	10.67[b]	10.86	(.94)	23.82	16.60	12.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.65[d]	.64	.61	.61	.79	.87
Ratio of net expenses to average net assets [c]	.65[d]	.64	.61	.61	.79	.87
Ratio of net investment income to average net assets [c]	1.30[d]	1.19	.99	.95	.97	.78
Portfolio Turnover	10.77[b]	13.81	20.63	13.01	82.04	32.62
Net Assets, end of period ($ x 1,000)	336,710	344,867	401,855	474,496	638,085	123,250

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.

See notes to financial statements.

84

	Investor Shares
		Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.28	14.98	17.40	14.64	12.41	11.04
Investment Operations:
Investment income—net [a]	.08	.14	.12	.08	.13	.06
Net realized and unrealized gain (loss) on investments	1.49	1.35	(.23)	3.30	2.10	1.31
Total From Investment Operations	1.57	1.49	(.11)	3.38	2.23	1.37
Distributions:
Dividends from investment income—net	(.20)	(.11)	(.23)	(.12)	—	—
Dividends from net realized gain on investments	(.72)	(1.08)	(2.08)	(.50)	—	—
Total Distributions	(.92)	(1.19)	(2.31)	(.62)	—	—
Net asset value, end of period	15.93	15.28	14.98	17.40	14.64	12.41
Total Return (%)	10.55[b]	10.56	(1.19)	23.47	17.97	12.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.90[d]	.89	.86	.87	1.05	1.11
Ratio of net expenses to average net assets [c]	.90[d]	.89	.86	.87	1.03	1.11
Ratio of net investment income to average net assets [c]	1.03[d]	.97	.74	.53	.89	.46
Portfolio Turnover Rate	10.77[b]	13.81	20.63	13.01	82.04	32.62
Net Assets, end of period ($ x 1,000)	5,104	6,081	4,237	3,859	1,196	12

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.

See notes to financial statements.

85

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon Income Stock Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.72	8.57	9.94	8.39	6.99	6.28
Investment Operations:
Investment income—net [a]	.10	.21	.19	.19	.24	.21
Net realized and unrealized gain (loss) on investments	.91	.94	(.38)	1.86	1.41	.70
Total From Investment Operations	1.01	1.15	(.19)	2.05	1.65	.91
Distributions:
Dividends from investment income—net	(.10)	(.21)	(.19)	(.19)	(.24)	(.20)
Dividends from net realized gain on investments	(.28)	(.79)	(.99)	(.31)	(.01)	—
Total Distributions	(.38)	(1.00)	(1.18)	(.50)	(.25)	(.20)
Net asset value, end of period	9.35	8.72	8.57	9.94	8.39	6.99
Total Return (%)	11.90[b]	14.33	(2.28)	25.17	24.01	14.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.81	.80	.80	.81	.82
Ratio of net expenses to average net assets	.81[c]	.81	.80	.80	.81	.82
Ratio of net investment income to average net assets	2.25[c]	2.54	2.06	2.08	3.03	3.17
Portfolio Turnover	28.49[b]	54.31	65.75	57.74	41.79	35.60
Net Assets, end of period ($ x 1,000)	1,224,885	1,068,292	1,077,496	1,254,622	981,444	541,604

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

86

	Investor Shares
		Year Ended August 31,
BNY Mellon Income Stock Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.81	8.63	10.02	8.45	7.04	6.33
Investment Operations:
Investment income—net [a]	.09	.19	.17	.16	.22	.19
Net realized and unrealized gain (loss) on investments	.91	.97	(.40)	1.89	1.43	.71
Total from Investment Operations	1.00	1.16	(.23)	2.05	1.65	.90
Distributions:
Dividends from investment income—net	(.08)	(.19)	(.17)	(.17)	(.23)	(.19)
Dividends from net realized gain on investments	(.28)	(.79)	(.99)	(.31)	(.01)	—
Total Distributions	(.36)	(.98)	(1.16)	(.48)	(.24)	(.19)
Net asset value, end of period	9.45	8.81	8.63	10.02	8.45	7.04
Total Return (%)	11.74[b]	14.14	(2.64)	24.75	23.84	14.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.06	1.05	1.07	1.06	1.06
Ratio of net expenses to average net assets	1.06[c]	1.06	1.05	1.07	1.06	1.06
Ratio of net investment income to average net assets	2.01[c]	2.27	1.81	1.74	2.80	2.91
Portfolio Turnover Rate	28.49[b]	54.31	65.75	57.74	41.79	35.60
Net Assets, end of period ($ x 1,000)	19,655	16,094	14,479	13,913	2,809	1,235

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

87

FINANCIAL HIGHLIGHTS (continued)

	Class A
BNY Mellon Income Stock Fund	Six Months Ended February 28, 2017 (Unaudited)		Year Ended August 31, 2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.72		8.42
Investment Operations:
Investment income—net [b]	.10		.05
Net realized and unrealized gain (loss) on investments	.89		.30
Total from Investment Operations	.99		.35
Distributions:
Dividends from investment income—net	(.08)		(.05)
Dividends from net realized gain on investments	(.28)		—
Total Distributions	(.36)		(.05)
Net asset value, end of period	9.35		8.72
Total Return (%) [c,d]	11.76		4.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [e]	1.11		1.15
Ratio of net expenses to average net assets [e]	1.08		1.15
Ratio of net investment income to average net assets [e]	2.06		1.96
Portfolio Turnover Rate	28.49	[c]	54.31
Net Assets, end of period ($ x 1,000)	260		316

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Exclusive of sales charge.
e Annualized.

See notes to financial statements.

88

	Class C
BNY Mellon Income Stock Fund	Six Months Ended February 28, 2017 (Unaudited)		Year Ended August 31, 2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.72		8.42
Investment Operations:
Investment income—net [b]	.05		.04
Net realized and unrealized gain (loss) on investments	.91		.30
Total from Investment Operations	.96		.34
Distributions:
Dividends from investment income—net	(.06)		(.04)
Dividends from net realized gain on investments	(.28)		—
Total Distributions	(.34)		(.04)
Net asset value, end of period	9.34		8.72
Total Return (%) [c,d]	11.33		4.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [e]	1.88		1.85
Ratio of net expenses to average net assets [e]	1.83		1.85
Ratio of net investment income to average net assets [e]	1.28		1.69
Portfolio Turnover Rate	28.49	[c]	54.31
Net Assets, end of period ($ x 1,000)	631		10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Exclusive of sales charge.
e Annualized.

See notes to financial statements.

89

FINANCIAL HIGHLIGHTS (continued)

	Class I
BNY Mellon Income Stock Fund	Six Months Ended February 28, 2017 (Unaudited)		Year Ended August 31, 2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.72		8.42
Investment Operations:
Investment income—net [b]	.07		.06
Net realized and unrealized gain (loss) on investments	.94		.30
Total from Investment Operations	1.01		.36
Distributions:
Dividends from investment income—net	(.10)		(.06)
Dividends from net realized gain on investments	(.28)		—
Total Distributions	(.38)		(.06)
Net asset value, end of period	9.35		8.72
Total Return (%) [c]	11.90		4.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [d]	.95		.86
Ratio of net expenses to average net assets [d]	.90		.86
Ratio of net investment income to average net assets [d]	2.03		2.71
Portfolio Turnover Rate	28.49	[c]	54.31
Net Assets, end of period ($ x 1,000)	1,546		10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

90

	Class Y
BNY Mellon Income Stock Fund	Six Months Ended February 28, 2017 (Unaudited)		Year Ended August 31, 2016	[a]
Per Share Data ($):
Net asset value, beginning of period	8.72		8.42
Investment Operations:
Investment income—net [b]	.10		.06
Net realized and unrealized gain (loss) on investments	.91		.30
Total from Investment Operations	1.01		.36
Distributions:
Dividends from investment income—net	(.10)		(.06)
Dividends from net realized gain on investments	(.28)		—
Total Distributions	(.38)		(.06)
Net asset value, end of period	9.35		8.72
Total Return (%) [c]	11.90		4.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [d]	.81		.86
Ratio of net expenses to average net assets [d]	.81		.86
Ratio of net investment income to average net assets [d]	2.25		2.71
Portfolio Turnover Rate	28.49	[c]	54.31
Net Assets, end of period ($ x 1,000)	11		10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

91

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.03	14.66	15.58	13.33	11.65	11.41
Investment Operations:
Investment income—net [a]	.04	.08	.05	.05	.07	.01
Net realized and unrealized gain (loss) on investments	1.35	.96	(.04)	2.94	2.60	.60
Total from Investment Operations	1.39	1.04	.01	2.99	2.67	.61
Distributions:
Dividends from investment income—net	(.10)	(.02)	(.04)	(.05)	(.03)	(.04)
Dividends from net realized gain on investments	(.16)	(.65)	(.89)	(.69)	(.96)	(.33)
Total Distributions	(.26)	(.67)	(.93)	(.74)	(.99)	(.37)
Net asset value, end of period	16.16	15.03	14.66	15.58	13.33	11.65
Total Return (%)	9.33[b]	7.51	.15	23.09	24.74	5.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.90	.90	.90	.92	.90
Ratio of net expenses to average net assets	.90[c]	.90	.90	.90	.92	.90
Ratio of net investment income to average net assets	.49[c]	.60	.29	.33	.59	.09
Portfolio Turnover	25.51[b]	74.68	73.87	53.63	106.59	156.98
Net Assets, end of period ($ x 1,000)	2,624,321	2,433,012	2,199,395	1,922,073	1,572,562	1,188,324

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

92

	Investor Shares
		Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.79	14.45	15.37	13.17	11.52	11.29
Investment Operations:
Investment income (loss)—net [a]	.02	.05	.01	.01	.04	(.02)
Net realized and unrealized gain (loss) on investments	1.34	.94	(.03)	2.91	2.57	.60
Total from Investment Operations	1.36	.99	(.02)	2.92	2.61	.58
Distributions:
Dividends from investment income—net	(.07)	—	(.01)	(.03)	—	(.02)
Dividends from net realized gain on investments	(.16)	(.65)	(.89)	(.69)	(.96)	(.33)
Total Distributions	(.23)	(.65)	(.90)	(.72)	(.96)	(.35)
Net asset value, end of period	15.92	14.79	14.45	15.37	13.17	11.52
Total Return (%)	9.25[b]	7.26	(.08)	22.74	24.46	5.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[c]	1.15	1.15	1.15	1.17	1.15
Ratio of net expenses to average net assets	1.15[c]	1.15	1.15	1.15	1.17	1.15
Ratio of net investment income (loss) to average net assets	.24[c]	.34	.04	.08	.37	(.16)
Portfolio Turnover Rate	25.51[b]	74.68	73.87	53.63	106.59	156.98
Net Assets, end of period ($ x 1,000)	71,633	60,222	57,118	52,447	29,639	25,283

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

93

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.71	16.65	17.18	14.78	11.53	10.78
Investment Operations:
Investment income (loss)—net [a]	.01	.01	(.02)	(.04)	.01	(.00)	[b]
Net realized and unrealized gain (loss) on investments	2.52	.68	.25	2.44	3.27	1.05
Total from Investment Operations	2.53	.69	.23	2.40	3.28	1.05
Distributions:
Dividends from investment income—net	—	—	—	—	(.03)	(.30)
Dividends from net realized gain on investments	(.10)	(.63)	(.76)	—	—	—
Total Distributions	(.10)	(.63)	(.76)	—	(.03)	(.30)
Net asset value, end of period	19.14	16.71	16.65	17.18	14.78	11.53
Total Return (%)	15.14[c]	4.46	1.33	16.24	28.51	10.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[d]	1.05	1.03	1.03	1.05	1.04
Ratio of net expenses to average net assets	1.04[d]	1.05	1.03	1.03	1.05	1.04
Ratio of net investment income (loss) to average net assets	.09[d]	.04	(.14)	(.21)	.09	(.01)
Portfolio Turnover	40.85[c]	101.40	90.30	92.86	128.11	148.75
Net Assets, end of period ($ x 1,000)	483,450	389,890	368,428	347,613	299,415	232,952

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

94

	Investor Shares
		Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.07	16.08	16.65	14.36	11.21	10.49
Investment Operations:
Investment (loss)—net [a]	(.01)	(.03)	(.06)	(.07)	(.02)	(.03)
Net realized and unrealized gain (loss) on investments	2.43	.65	.25	2.36	3.17	1.03
Total from Investment Operations	2.42	.62	.19	2.29	3.15	1.00
Distributions:
Dividends from investment income—net	—	—	—	—	—	(.28)
Dividends from net realized gain on investments	(.10)	(.63)	(.76)	—	—	—
Total Distributions	(.10)	(.63)	(.76)	—	—	(.28)
Net asset value, end of period	18.39	16.07	16.08	16.65	14.36	11.21
Total Return (%)	15.06[b]	4.17	1.13	15.95	28.10	9.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29[c]	1.30	1.28	1.28	1.30	1.29
Ratio of net expenses to average net assets	1.29[c]	1.30	1.28	1.28	1.30	1.29
Ratio of net investment (loss) to average net assets	(.16)[c]	(.21)	(.39)	(.46)	(.16)	(.26)
Portfolio Turnover Rate	40.85[b]	101.40	90.30	92.86	128.11	148.75
Net Assets, end of period ($ x 1,000)	17,921	14,285	12,745	11,485	8,472	6,397

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.63	14.66	18.30	15.24	13.08	12.04
Investment Operations:
Investment income—net[a]	.04	.12	.12	.11	.16	.08
Net realized and unrealized gain (loss) on investments	1.78	1.20	(.69)	4.31	2.12	1.01
Total from Investment Operations	1.82	1.32	(.57)	4.42	2.28	1.09
Distributions:
Dividends from investment income—net	(.19)	(.11)	(.10)	(.14)	(.12)	(.02)
Dividends from net realized gain on investments	(1.15)	(1.24)	(2.97)	(1.22)	-	(.03)
Total Distributions	(1.34)	(1.35)	(3.07)	(1.36)	(.12)	(.05)
Net asset value, end of period	15.11	14.63	14.66	18.30	15.24	13.08
Total Return (%)	13.18[b]	9.39	(3.82)	30.54	17.54	9.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.87	.85	.85	.86	.87
Ratio of net expenses to average net assets	.87[c]	.87	.85	.85	.86	.87
Ratio of net investment income to average net assets	.62[c]	.83	.73	.65	1.12	.62
Portfolio Turnover	36.81[b]	48.25	74.72	76.48	77.03	59.71
Net Assets, end of period ($ x 1,000)	429,914	434,171	561,399	674,222	539,019	467,903

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

96

	Investor Shares
		Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.51	14.55	18.20	15.18	13.05	12.04
Investment Operations:
Investment income—net[a]	.03	.08	.08	.06	.12	.06
Net realized and unrealized gain (loss) on investments	1.75	1.19	(.69)	4.30	2.10	.99
Total from Investment Operations	1.78	1.27	(.61)	4.36	2.22	1.05
Distributions:
Dividends from investment income—net	(.15)	(.07)	(.07)	(.12)	(.09)	(.01)
Dividends from net realized gain on investments	(1.15)	(1.24)	(2.97)	(1.22)	-	(.03)
Total Distributions	(1.30)	(1.31)	(3.04)	(1.34)	(.09)	(.04)
Net asset value, end of period	14.99	14.51	14.55	18.20	15.18	13.05
Total Return (%)	13.03[b]	9.13	(4.05)	30.18	17.12	8.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12[c]	1.12	1.11	1.11	1.13	1.13
Ratio of net expenses to average net assets	1.12[c]	1.12	1.11	1.11	1.13	1.13
Ratio of net investment income to average net assets	.39[c]	.59	.47	.36	.90	.52
Portfolio Turnover	36.81[b]	48.25	74.72	76.48	77.03	59.71
Net Assets, end of period ($ x 1,000)	4,592	4,206	8,593	3,569	979	203

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.44	12.72	16.98	15.09	12.99	13.14
Investment Operations:
Investment income (loss)—net[a]	.01	.01	(.01)	.07	.12	.05
Net realized and unrealized gain (loss) on investments	1.72	.50	.10	2.82	2.19	(.02)
Total from Investment Operations	1.73	.51	.09	2.89	2.31	.03
Distributions:
Dividends from investment income—net	(.01)	(.04)	-	(.08)	(.21)	(.18)
Dividends from net realized gain on investments	(.04)	(.75)	(4.35)	(.92)	-	-
Total Distributions	(.05)	(.79)	(4.35)	(1.00)	(.21)	(.18)
Net asset value, end of period	14.12	12.44	12.72	16.98	15.09	12.99
Total Return (%)	13.95[b]	4.35	1.71	19.84	18.07	.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[c]	.95	.94	.91	.92	.92
Ratio of net expenses to average net assets	.94[c]	.95	.94	.91	.92	.92
Ratio of net investment income (loss) to average net assets	.17[c]	.10	(.08)	.46	.83	.38
Portfolio Turnover	46.56[b]	99.45	110.79	144.87	169.30	149.30
Net Assets, end of period ($ x 1,000)	328,552	300,557	339,836	411,334	464,031	526,484

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

98

	Investor Shares
		Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.31	12.59	16.88	15.02	12.94	13.11
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.01)	(.04)	(.00)[b]	.09	.00[b]
Net realized and unrealized gain (loss) on investments	1.69	.48	.10	2.84	2.17	(.01)
Total from Investment Operations	1.68	.47	.06	2.84	2.26	(.01)
Distributions:
Dividends from investment income—net	-	-	-	(.06)	(.18)	(.16)
Dividends from net realized gain on investments	(.04)	(.75)	(4.35)	(.92)	-	-
Total Distributions	(.04)	(.75)	(4.35)	(.98)	(.18)	(.16)
Net asset value, end of period	13.95	12.31	12.59	16.88	15.02	12.94
Total Return (%)	13.69[c]	4.08	1.48	19.53	17.65	.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[d]	1.20	1.19	1.17	1.17	1.17
Ratio of net expenses to average net assets	1.19[d]	1.20	1.19	1.17	1.17	1.17
Ratio of net investment income (loss) to average net assets	(.12)[d]	(.11)	(.32)	(.03)	.64	.04
Portfolio Turnover	46.56[c]	99.45	110.79	144.87	169.30	149.30
Net Assets, end of period ($ x 1,000)	1,285	1,697	1,536	3,088	439	957

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon International Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.22	11.55	12.72	11.14	9.29	9.94
Investment Operations:
Investment income—net [a]	.03	.18	.18	.21	.19	.22
Net realized and unrealized gain (loss) on investments	.50	(.35)	(1.16)	1.57	1.98	(.54)
Total from Investment Operations	.53	(.17)	(.98)	1.78	2.17	(.32)
Distributions:
Dividends from investment income—net	(.22)	(.16)	(.19)	(.20)	(.32)	(.33)
Net asset value, end of period	11.53	11.22	11.55	12.72	11.14	9.29
Total Return (%)	4.88[b]	(1.49)	(7.68)	16.11	23.74	(2.98)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.03	1.03	1.03	1.05	1.04
Ratio of net expenses to average net assets	1.06[c]	1.03	1.03	1.03	1.05	1.04
Ratio of net investment income to average net assets	.63[c]	1.59	1.49	1.64	1.77	2.35
Portfolio Turnover	46.79[b]	86.83	112.69	92.94	55.78	44.62
Net Assets, end of period ($ x 1,000)	945,468	1,007,752	1,005,637	990,119	519,964	549,601

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

100

	Investor Shares
		Year Ended August 31,
BNY Mellon International Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.92	12.26	13.50	11.82	9.84	10.51
Investment Operations:
Investment income—net [a]	.02	.15	.15	.19	.17	.18
Net realized and unrealized gain (loss) on investments	.55	(.37)	(1.22)	1.67	2.10	(.54)
Total from Investment Operations	.57	(.22)	(1.07)	1.86	2.27	(.36)
Distributions:
Dividends from investment income—net	(.20)	(.12)	(.17)	(.18)	(.29)	(.31)
Net asset value, end of period	12.29	11.92	12.26	13.50	11.82	9.84
Total Return (%)	4.83[b]	(1.78)	(7.88)	15.85	23.36	(3.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31[c]	1.28	1.28	1.28	1.30	1.29
Ratio of net expenses to average net assets	1.31[c]	1.28	1.28	1.28	1.30	1.29
Ratio of net investment income to average net assets	.35[c]	1.25	1.17	1.38	1.51	1.85
Portfolio Turnover Rate	46.79[b]	86.83	112.69	92.94	55.78	44.62
Net Assets, end of period ($ x 1,000)	11,772	11,553	14,040	8,952	4,432	4,116

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon Emerging Markets Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.96	7.98	10.98	9.11	9.19	10.65
Investment Operations:
Investment income (loss)—net [a]	(.01)	.09	.09	.10	.12	.12
Net realized and unrealized gain (loss) on investments	.35	.96	(2.96)	1.88	(.10)	(1.16)
Total from Investment Operations	.34	1.05	(2.87)	1.98	.02	(1.04)
Distributions:
Dividends from investment income—net	(.07)	(.07)	(.13)	(.11)	(.10)	(.11)
Dividends from net realized gain on investments	—	—	—	—	—	(.31)
Total Distributions	(.07)	(.07)	(.13)	(.11)	(.10)	(.42)
Net asset value, end of period	9.23	8.96	7.98	10.98	9.11	9.19
Total Return (%)	3.86[b]	13.35	(26.28)	21.82	.09	(9.55)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37[c]	1.44	1.42	1.42	1.41	1.40
Ratio of net expenses to average net assets	1.37[c]	1.44	1.42	1.42	1.41	1.40
Ratio of net investment income (loss) to average net assets	(.30)[c]	1.10	.98	1.04	1.19	1.21
Portfolio Turnover	36.93[b]	103.60	107.27	70.89	53.25	67.21
Net Assets, end of period ($ x 1,000)	667,755	693,652	1,108,616	2,046,317	1,830,754	2,138,311

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

102

	Investor Shares
		Year Ended August 31,
BNY Mellon Emerging Markets Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.20	8.17	11.25	9.33	9.41	10.91
Investment Operations:
Investment income (loss)—net [a]	(.03)	.07	.08	.09	.09	.09
Net realized and unrealized gain (loss) on investments	.37	1.00	(3.04)	1.91	(.10)	(1.19)
Total from Investment Operations	.34	1.07	(2.96)	2.00	(.01)	(1.10)
Distributions:
Dividends from investment income—net	(.05)	(.04)	(.12)	(.08)	(.07)	(.09)
Dividends from net realized gain on investments	—	—	—	—	—	(.31)
Total Distributions	(.05)	(.04)	(.12)	(.08)	(.07)	(.40)
Net asset value, end of period	9.49	9.20	8.17	11.25	9.33	9.41
Total Return (%)	3.74[b]	13.13	(26.49)	21.57	(.19)	(9.86)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.62[c]	1.69	1.67	1.67	1.65	1.65
Ratio of net expenses to average net assets	1.62[c]	1.69	1.67	1.67	1.65	1.65
Ratio of net investment income (loss) to average net assets	(.55)[c]	.85	.76	.90	.90	.87
Portfolio Turnover Rate	36.93[b]	103.60	107.27	70.89	53.25	67.21
Net Assets, end of period ($ x 1,000)	13,790	11,263	17,033	22,947	10,864	16,326

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon International Appreciation Fund	Six Months End February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.19	12.51	13.90	12.38	10.80	11.31
Investment Operations:
Investment income—net [a]	.06	.26	.27	.38	.27	.28
Net realized and unrealized gain (loss) on investments	.53	(.29)	(1.26)	1.42	1.69	(.39)
Total from Investment Operations	.59	(.03)	(.99)	1.80	1.96	(.11)
Distributions:
Dividends from investment income—net	(.33)	(.29)	(.40)	(.28)	(.38)	(.40)
Net asset value, end of period	12.45	12.19	12.51	13.90	12.38	10.80
Total Return (%)	4.96[b]	(.22)	(7.14)	14.65	18.39	(.55)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.92	.83	.81	.83	.83
Ratio of net expenses to average net assets	.93[c]	.92	.83	.81	.83	.83
Ratio of net investment income to average net assets	1.02[c]	2.21	2.02	2.78	2.27	2.66
Portfolio Turnover Rate	1.32[b]	3.04	12.51	4.41	1.24	1.49
Net Assets, end of period ($ x 1,000)	71,040	73,896	101,023	111,225	98,361	119,730

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

104

	Investor Shares
		Year Ended August 31,
BNY Mellon International Appreciation Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.04	12.37	13.74	12.24	10.68	11.19
Investment Operations:
Investment income—net [a]	.03	.23	.23	.34	.25	.27
Net realized and unrealized gain (loss) on investments	.53	(.31)	(1.24)	1.41	1.66	(.41)
Total from Investment Operations	.56	(.08)	(1.01)	1.75	1.91	(.14)
Distributions:
Dividends from investment income—net	(.25)	(.25)	(.36)	(.25)	(.35)	(.37)
Net asset value, end of period	12.35	12.04	12.37	13.74	12.24	10.68
Total Return (%)	4.77[b]	(.57)	(7.32)	14.39	18.13	(.85)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[c]	1.17	1.08	1.06	1.08	1.09
Ratio of net expenses to average net assets	1.18[c]	1.17	1.08	1.06	1.08	1.09
Ratio of net investment income to average net assets	.48[c]	1.96	1.77	2.52	2.08	2.52
Portfolio Turnover	1.32[b]	3.04	12.51	4.41	1.24	1.49
Net Assets, end of period ($ x 1,000)	1,293	4,360	4,966	5,310	4,773	4,032

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon International Equity Income Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.35	11.92	14.82	13.81	12.87	12.50
Investment Operations:
Investment income—net [b]	.10	.34	.43	.75	.64	.65
Net realized and unrealized gain (loss) on investments	.57	.41	(2.82)	.90	.87	(.02)
Total from Investment Operations	.67	.75	(2.39)	1.65	1.51	.63
Distributions:
Dividends from investment income—net	(.22)	(.32)	(.51)	(.64)	(.57)	(.26)
Net asset value, end of period	12.80	12.35	11.92	14.82	13.81	12.87
Total Return (%)	5.53[c]	6.51	(16.51)	12.08	11.96	5.28	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[d]	1.09	1.07	1.08	1.15	1.62	[d]
Ratio of net expenses to average net assets	1.10[d]	1.09	1.07	1.08	1.15	1.20	[d]
Ratio of net investment income to average net assets	1.62[d]	2.85	3.25	5.13	4.57	7.38	[d]
Portfolio Turnover	20.74[c]	78.17	88.45	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	317,197	282,609	283,099	341,645	165,132	81,034

a From December 15, 2011 (commencement of operations) to August 31, 2012.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

106

	Investor Shares
		Year Ended August 31,
BNY Mellon International Equity Income Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.47	11.97	14.89	13.89	12.88	12.50
Investment Operations:
Investment income—net [b]	.08	.23	.39	.50	.98	.65
Net realized and unrealized gain (loss) on investments	.58	.52	(2.83)	1.11	.49	(.04)
Total from Investment Operations	.66	.75	(2.44)	1.61	1.47	.61
Distributions:
Dividends from investment income—net	(.20)	(.25)	(.48)	(.61)	(.46)	(.23)
Net asset value, end of period	12.93	12.47	11.97	14.89	13.89	12.88
Total Return (%)	5.39[c]	6.40	(16.77)	11.79	11.56	5.10	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35[d]	1.34	1.33	1.36	1.42	2.10	[d]
Ratio of net expenses to average net assets	1.35[d]	1.34	1.33	1.36	1.42	1.45	[d]
Ratio of net investment income to average net assets	1.29[d]	1.92	2.84	3.81	5.34	7.14	[d]
Portfolio Turnover Rate	20.74[c]	78.17	88.45	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	670	765	2,924	919	51	10

a From December 15, 2011 (commencement of operations) to August 31, 2012.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

	Class M
		Year Ended August 31,
BNY Mellon Asset Allocation Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.30	11.51	12.57	11.68	10.97	10.63
Investment Operations:
Investment income—net[a]	.11	.17	.18	.17	.19	.17
Net realized and unrealized gain (loss) on investments	.54	.39	(.46)	1.67	.81	.43
Total from Investment Operations	.65	.56	(.28)	1.84	1.00	.60
Distributions:
Dividends from investment income—net	(.13)	(.19)	(.32)	(.26)	(.26)	(.21)
Dividends from net realized gain on investments	(.10)	(.58)	(.46)	(.69)	(.03)	(.05)
Total Distributions	(.23)	(.77)	(.78)	(.95)	(.29)	(.26)
Net asset value, end of period	11.72	11.30	11.51	12.57	11.68	10.97
Total Return (%)	5.84[b]	5.08	(2.39)	16.25	9.20	5.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.39[d]	.37	.35	.35	.37	.37
Ratio of net expenses to average net assets[c]	.30[d]	.27	.26	.26	.25	.27
Ratio of net investment income to average net assets[c]	1.93[d]	1.52	1.48	1.43	1.69	1.59
Portfolio Turnover	12.98[b]	23.99	30.31	48.28	27.39[e]	81.55
Net Assets, end of period ($ x 1,000)	449,125	444,399	467,431	493,660	411,214	392,948

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.
e The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

108

	Investor Shares
		Year Ended August 31,
BNY Mellon Asset Allocation Fund	Six Months Ended February 28, 2017 (Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.38	11.58	12.64	11.74	11.03	10.69
Investment Operations:
Investment income—net[a]	.10	.14	.15	.14	.17	.14
Net realized and unrealized gain (loss) on investments	.54	.40	(.46)	1.68	.80	.43
Total from Investment Operations	.64	.54	(.31)	1.82	.97	.57
Distributions:
Dividends from investment income—net	(.12)	(.16)	(.29)	(.23)	(.23)	(.18)
Dividends from net realized gain on investments	(.10)	(.58)	(.46)	(.69)	(.03)	(.05)
Total Distributions	(.22)	(.74)	(.75)	(.92)	(.26)	(.23)
Net asset value, end of period	11.80	11.38	11.58	12.64	11.74	11.03
Total Return (%)	5.71[b]	4.89	(2.62)	15.96	8.86	5.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.64[d]	.62	.60	.61	.62	.62
Ratio of net expenses to average net assets[c]	.55[d]	.52	.51	.52	.50	.53
Ratio of net investment income to average net assets[c]	1.63[d]	1.25	1.25	1.17	1.45	1.28
Portfolio Turnover	12.98[b]	23.99	30.31	48.28	27.39[e]	81.55
Net Assets, end of period ($ x 1,000)	6,396	5,131	6,393	8,338	4,939	5,091

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.
e The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

109

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), doing business as Henderson Geneva Capital Management LLC, serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Henderson Geneva Mid Cap Growth Strategy of the fund, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M, Investor, Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of BNY Mellon Income Stock Fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

110

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

111

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2017 in valuing each fund’s investments:

At February 28, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities—Domestic Common Stocks†	306,679,541	-	-	-	-	-	306,679,541
BNY Mellon Large Cap Market Opportunities Fund
Equity Securities—Domestic Common Stocks†	32,306,416	-	-	-	-	-	32,306,416
Equity Securities—Foreign Common Stocks†	1,363,452	-	-	-	-	-	1,363,452
Registered Investment Companies	37,271,322	-	-	-	-	-	37,271,322
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	215,920,479	-	-	-	-	-	215,920,479
Equity Securities—Foreign Common Stocks†	4,187,129	-	-	-	-	-	4,187,129
Registered Investment Companies	123,025,582	-	-	-	-	-	123,025,582

112

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Income Stock Fund
Equity Securities—Domestic Common Stocks†	1,164,040,211	-	-	-	-	-	1,164,040,211
Equity Securities—Domestic Preferred Stocks†	9,611,117	-	-	-	-	-	9,611,117
Equity Securities—Foreign Common Stocks†	24,005,107	-	-	-	-	-	24,005,107
Registered Investment Companies	108,667,897	-	-	-	-	-	108,667,897
Other Financial Instruments:
Options Purchased	1,102,400	-	-	-	-	-	1,102,400
Options Written	-	(589,113)	-	-	-	-	(589,113)
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	2,521,588,520	-	-	-	-	-	2,521,588,520
Equity Securities—Foreign Common Stocks†	56,533,194	-	-	-	-	-	56,533,194
Exchange-Traded Funds	44,818,041	-	-	-	-	-	44,818,041
Master Limited Partnership†	2,331,592	-	-	-	-	-	2,331,592
Registered Investment Companies	134,916,952	-	-	-	-	-	134,916,952
Rights†	287	-	-	-	-	-	287
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	461,726,824	-	-	-	-	-	461,726,824
Equity Securities—Foreign Common Stocks†	28,079,944	-	-	-	-	-	28,079,944
Exchange-Traded Funds	3,751,111	-	-	-	-	-	3,751,111
Registered Investment Companies	52,037,204	-	-	-	-	-	52,037,204
BNY Mellon Focused Equity Opportunities Fund
Equity Securities—Domestic Common Stocks†	412,054,975	-	-	-	-	-	412,054,975
Equity Securities—Foreign Common Stocks†	21,352,233	-	-	-	-	-	21,352,233
Registered Investment Companies	444,671	-	-	-	-	-	444,671
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	305,760,545	-	-	-	-	-	305,760,545
Equity Securities—Foreign Common Stocks†	14,618,986	-	-	-	-	-	14,618,986
Exchange-Traded Funds	4,459,667	-	-	-	-	-	4,459,667
Registered Investment Companies	25,607,417	-	-	-	-	-	25,607,417

113

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon International Fund
Equity Securities—Foreign Common Stocks†	938,516,121	-	-	-	-	-	938,516,121
Exchange-Traded Funds	4,546,860	-	-	-	-	-	4,546,860
Registered Investment Company	6,746,514	-	-	-	-	-	6,746,514
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	-	1,287	(2,134)	-	-	(847)
BNY Mellon Emerging Markets Fund
Equity Securities—Foreign Common Stocks†	614,537,507	-	-	-	-	-	614,537,507
Equity Securities—Foreign Preferred Stocks†	26,846,301	-	-	-	-	-	26,846,301
Exchange-Traded Funds	24,457,924	-	-	-	-	-	24,457,924
Registered Investment Companies	5,106,359	-	-	-	-	-	5,106,359
Rights†	26,316	-	-	-	-	-	26,316
BNY Mellon International Appreciation Fund
Equity Securities—Foreign Common Stocks†	71,307,901	-	-	-	-	-	71,307,901
Registered Investment Companies	632,013	-	-	-	-	-	632,013
U.S. Treasury	-	-	89,985	-	-	-	89,985
Other Financial Instruments:
Futures††	12,476	-	-	-	-	-	12,476
BNY Mellon International Equity Income Fund
Equity Securities—Foreign Common Stocks†	301,268,158	-	-	-	-	-	301,268,158
Equity Securities—Foreign Preferred Stocks†	1,350,643	-	-	-	-	-	1,350,643
Exchange-Traded Fund	10,378,480	-	-	-	-	-	10,378,480
Registered Investment Company	5,350,369	-	-	-	-	-	5,350,369
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	833,557	-	-	-	833,557
Corporate Bonds†	-	-	28,141,599	-	-	-	28,141,599
Equity Securities—Domestic Common Stocks†	104,505,686	-	-	-	-	-	104,505,686
Foreign Government	-	-	910,308	-	-	-	910,308
Municipal Bonds†	-	-	4,488,990	-	-	-	4,488,990
Registered Investment Companies	287,865,757	-	-	-	-	-	287,865,757
U.S. Government Agencies/Mortgage-Backed	-	-	16,664,776	-	-	-	16,664,776
U.S. Treasury	-	-	13,699,217	-	-	-	13,699,217

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

114

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2017.

Table 2—Securities Lending Agreement

BNY Mellon Large Cap Stock Fund	$3,223
BNY Mellon Large Cap Market Opportunities Fund	100
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	1,000
BNY Mellon Income Stock Fund	8,744
BNY Mellon Mid Cap Multi-Strategy Fund	68,256
BNY Mellon Small Cap Multi-Strategy Fund	27,753
BNY Mellon Focused Equity Opportunities Fund	546
BNY Mellon Small/Mid Cap Multi-Strategy Fund	15,778
BNY Mellon Emerging Markets Fund	27
BNY Mellon Asset Allocation Fund	238

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended February 28, 2017.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

115

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies
	Value 8/31/2016 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/28/2017	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares††	4,718,547	9,807,494		14,526,041	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,504,500	37,918,079		39,422,579	–	–	–	–	–
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	28,343,968		28,343,968	–	–	–	–	–
Total	6,223,047	76,069,541		82,292,588	–	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Income Stock Fund, Cl. M	11,553,775	–		3,858,765	168,631	484,733	8,348,374	11.8	463,270
Dreyfus Institutional Cash Advantage Fund, Institutional Shares††	173,853	403,904		577,757	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	637,948	10,059,945		9,981,451	–	–	716,442	1.0	889
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	1,699,656		1,645,490	–	–	54,166.1		–
Dreyfus Research Growth Fund, Cl. Y	16,328,934	–		2,162,932	299,931	(239,425)	14,226,508	20.1	828,830
Dreyfus Strategic Value Fund, Cl. Y	15,070,157	–		2,815,739	(802)	1,672,216	13,925,832	19.6	413,571
Total	43,764,667	12,163,505		21,042,134	467,760	1,917,524	37,271,322	52.6	1,706,560
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund, Cl. M	37,992,839	–		10,013,273	737,979	1,865,154	30,582,699	8.9	1,589,645
Dreyfus Institutional Cash Advantage Fund, Institutional Shares††	2,232,376	3,731,776		5,964,152	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,056,039	16,505,024		13,862,675	–	–	3,698,388	1.1	5,879
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	14,718,851		13,389,099	–	–	1,329,752.4		–
Dreyfus Research Growth Fund, Cl. Y	37,371,737	–		906,225	132,972	197,862	36,796,346	10.8	1,970,059
Dreyfus Strategic Value Fund, Cl. Y	38,381,360	8,500,030		905,364	(41,085)	4,683,456	50,618,397	14.8	1,161,848
Total	117,034,351	43,455,681		45,040,788	829,866	6,746,472	123,025,582	36.0	4,727,431

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Table 3—Affiliated Investment Companies (continued)
	Value 8/31/2016 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/28/2017	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Income Stock Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares††	–	84,508,090		84,508,090	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	38,468,816	224,819,246		186,356,738	–	–	76,931,324	6.1	–
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	185,089,604		153,353,031	–	–	31,736,573	2.5	–
Total	38,468,816	494,416,940		424,217,859	–	–	108,667,897	8.6	–
BNY Mellon Mid Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares††	54,977,193	46,789,146		101,766,339	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	26,052,381	215,531,585		178,171,415	–	–	63,412,551	2.3	–
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	288,590,956		217,086,555	–	–	71,504,401	2.7	–
Total	81,029,574	550,911,687		497,024,309	–	–	134,916,952	5.0	–
BNY Mellon Small Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares††	35,676,403	28,397,835		64,074,238	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,748,382	57,683,786		57,030,008	–	–	7,402,160	1.5	–
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	154,242,015		109,606,971	–	–	44,635,044	8.9	–
Total	42,424,785	240,323,636		230,711,217	–	–	52,037,204	10.4	–
BNY Mellon Focused Equity Opportunities Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	–	16,322,312		15,877,641	–	–	444,671.1		–
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	15,024,892		15,024,892	–	–	–	–	–
Total	–	31,347,204		30,902,533	–	–	444,671.1		–

117

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies (continued)
	Value 8/31/2016 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/28/2017	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Small/ Mid Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares††	16,425,833	19,285,053		35,710,886	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,590,205	33,898,489		34,842,137	–	–	3,646,557	1.1	–
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	100,285,632		78,324,772	–	–	21,960,860	6.6	–
Total	21,016,038	153,469,174		148,877,795	–	–	25,607,417	7.7	–
BNY Mellon International Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,769,193	170,487,769		170,510,448	–	–	6,746,514.7		–
BNY Mellon Emerging Markets Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,740,735	105,045,983		102,786,424	–	–	5,000,294.7		–
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	2,299,419		2,193,354	–	–	106,065.0		–
Total	2,740,735	107,345,402		104,979,778	–	–	5,106,359.7		–
BNY Mellon International Appreciation Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	672,923	7,416,674		7,457,584	–	–	632,013.9		–
BNY Mellon International Equity Income Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,566,489	51,861,052		50,077,172	–	–	5,350,369	1.7	–
BNY Mellon Asset Allocation Fund
BNY Mellon Corporate Bond Fund, Cl. M	12,190,973	187,706		–	–	(214,478)	12,164,201	2.7	222,759
BNY Mellon Emerging Markets Fund, Cl. M	10,013,307	77,782		–	–	308,720	10,399,809	2.3	77,782
BNY Mellon Focused Equity Opportunities Fund, Cl. M	31,874,148	2,914,643		–	–	1,285,872	36,074,663	7.9	2,914,644

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Table 3—Affiliated Investment Companies (continued)
	Value 8/31/2016 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/28/2017	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Asset Allocation Fund
BNY Mellon Income Stock Fund, Cl. M	13,114,016	546,019		–	–	989,381	14,649,416	3.2	571,088
BNY Mellon Intermediate Bond Fund, Cl. M	23,946,952	201,239		–	–	(414,216)	23,733,975	5.2	239,153
BNY Mellon International Fund, Cl. M	11,168,773	223,773		–	–	321,085	11,713,631	2.6	223,774
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	36,592,119	636,163		–	–	2,776,911	40,005,193	8.8	636,163
BNY Mellon Small Cap Multi-Strategy Fund, Cl M	–	5,000,000		–	–	172,973	5,172,973	1.1	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	8,418,520	36,543		–	–	1,138,165	9,593,228	2.1	36,543
Dreyfus Floating Rate Income Fund Cl. Y	9,999,226	197,771		–	–	110,001	10,306,998	2.3	197,771
Dreyfus Global Real Estate Securities Fund Cl. Y	8,465,494	428,900		–	–	(697,755)	8,196,639	1.8	428,901
Dreyfus High Yield Fund Cl. I	13,755,572	316,896		–	–	294,945	14,367,413	3.1	379,310
Dreyfus Institutional Cash Advantage Fund, Institutional Shares††	1,417,190	295,310		1,712,500	–	–	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	15,993,029	16,960,538		31,924,498	–	–	1,029,069.2		13,583
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares††	–	3,526,861		1,837,192	–	–	1,689,669.4		–
Dreyfus International Small Cap Fund Cl. Y	9,610,881	167,900		–	–	243,691	10,022,472	2.2	167,899
Dreyfus Research Growth Fund Cl. Y	7,947,699	429,650		–	–	104,874	8,482,223	1.9	429,649
Dreyfus Select Managers Small Cap Growth Fund Cl. Y	15,125,168	–		–	–	1,266,640	16,391,808	3.6	–
Dreyfus Select Managers Small Cap Value Fund Cl. Y	13,195,172	86,029		–	–	1,647,429	14,928,630	3.3	86,028
Dreyfus U.S. Equity Fund Cl. Y	2,731,184	–		2,802,900	710,919	(639,203)	–	–	–
Dreyfus/Newton International Equity Fund Cl. Y	10,995,886	153,776		–	–	(87,255)	11,062,407	2.4	153,776
Dynamic Total Return Fund Cl. Y	7,733,123	14,308		–	–	131,782	7,879,213	1.7	14,308
Global Stock Fund Cl. Y	7,718,686	–		7,633,631	1,816,662	(1,901,717)	–	–	–
Total	272,007,118	32,401,807		45,910,721	2,527,581	6,837,845	267,863,630	58.8	6,793,131

† Includes reinvested dividends/distributions.

†† During the period ended February 28, 2017, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

119

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2017, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2017, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2016.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2016. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 4—Capital Loss Carryover
	Expiring in fiscal year		Post-Enactment Short-Term Losses ($)††	Post-Enactment Long-Term Losses ($)†††
	2017 ($)†	2018 ($)†			Total ($)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	-	-	3,412,561	-	3,412,561
BNY Mellon International Fund	87,733,773	462,294,170	41,410,131	75,059,661	666,497,735
BNY Mellon Emerging Markets Fund	-	-	212,188,767	262,989,250	475,178,017
BNY Mellon International Appreciation Fund	15,657,135	-	547,866	28,473,186	44,678,187
BNY Mellon International Equity Income Fund	-	-	36,174,938	15,793,061	51,967,999

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term capital losses which can be carried forward for an unlimited period.

††† Post-enactment long-term capital losses which can be carried forward for an unlimited period.

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Table 5—Tax Character of Distributions Paid
	2016
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	6,198,924	35,080,419
BNY Mellon Large Cap Market Opportunities Fund	1,000,346	20,355,484
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	4,001,301	29,096,521
BNY Mellon Income Stock Fund	40,861,818	78,955,736
BNY Mellon Mid Cap Multi-Strategy Fund	3,707,741	101,413,768
BNY Mellon Small Cap Multi-Strategy Fund	–	14,512,283
BNY Mellon Focused Equity Opportunities Fund	3,924,693	43,858,883
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2,398,472	17,197,755
BNY Mellon International Fund	14,985,335	–
BNY Mellon Emerging Markets Fund	7,875,624	—
BNY Mellon International Appreciation Fund	2,244,800	—
BNY Mellon International Equity Income Fund	6,916,630	—
BNY Mellon Asset Allocation Fund	8,125,141	22,308,569

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2017, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2017 for BNY Mellon Large Cap Stock Fund was approximately $81,200, with a related weighted average annualized interest rate of 1.46%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2017 for BNY Mellon Focused Equity Opportunities Fund was approximately $366,900, with a related weighted average annualized interest rate of 1.48%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2017 for BNY Mellon Small/Mid Cap Multi-Strategy Fund was approximately $32,600, with a related weighted average annualized interest rate of 1.61%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2017 for BNY Mellon International Fund was approximately $261,300, with a related weighted average annualized interest rate of 1.54%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2017 for BNY Mellon Emerging Markets Fund was approximately $228,700, with a related weighted average annualized interest rate of 1.47%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2017 for BNY Mellon International Appreciation Fund was approximately $48,600, with a related weighted average annualized interest rate of 1.56%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2017 for BNY Mellon International Equity Income Fund was approximately $13,300, with a related weighted average annualized interest rate of 1.46%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and

121

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Investment Adviser has contractually agreed, from September 1, 2016 through June 1, 2017, to waive receipt of its fees and/or assume the direct expense of the fund, so that the total expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $167 during the period ended February 28, 2017.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2016 through December 31, 2017, to waive receipt of its fees and/or assume the direct expense of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $196,547 during the period ended February 28, 2017.

During the period ended February 28, 2017, the Distributor retained $139 from commissions earned on sales of BNY Mellon Income Stock Fund Class A shares.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Boston Partners, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. Dreyfus pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and Henderson Geneva Mid Cap Growth Strategy, respectively. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility

122

(subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2017, Class C shares were charged $881 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended February 28, 2017, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon Large Cap Stock Fund	$12,154
BNY Mellon Large Cap Market Opportunities Fund	866
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	8,227
BNY Mellon Income Stock Fund
Investor Shares	22,270
Class A	465
Class C	294
BNY Mellon Mid Cap Multi-Strategy Fund	82,418
BNY Mellon Small Cap Multi-Strategy Fund	19,828
BNY Mellon Focused Equity Opportunities Fund	6,403
BNY Mellon Small/Mid Cap Multi-Strategy Fund	1,698
BNY Mellon International Fund	14,414
BNY Mellon Emerging Markets Fund	16,037
BNY Mellon International Appreciation Fund	2,047
BNY Mellon International Equity Income Fund	856
BNY Mellon Asset Allocation Fund	6,998

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 7.

123

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 7—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	44	(33)
BNY Mellon Large Cap Market Opportunities Fund	9	(7)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	15	(12)
BNY Mellon Income Stock Fund	81	(61)
BNY Mellon Mid Cap Multi-Strategy Fund	685	(511)
BNY Mellon Small Cap Multi-Strategy Fund	274	(205)
BNY Mellon Focused Equity Opportunities Fund	28	(21)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	24	(18)
BNY Mellon International Fund	66	(49)
BNY Mellon Emerging Markets Fund	77	(58)
BNY Mellon International Appreciation Fund	113	(85)
BNY Mellon International Equity Income Fund	19	(14)
BNY Mellon Asset Allocation Fund	19	(15)

Table 8—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	29,651	–
BNY Mellon Large Cap Market Opportunities Fund	11,854	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	7,982	–
BNY Mellon Income Stock Fund	37,536	–
BNY Mellon Mid Cap Multi-Strategy Fund	60,011	(40)
BNY Mellon Small Cap Multi-Strategy Fund	46,759	(12)
BNY Mellon Focused Equity Opportunities Fund	22,756	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	28,440	(3)
BNY Mellon International Fund	191,314	–
BNY Mellon Emerging Markets Fund	202,243	–
BNY Mellon International Appreciation Fund	5,841	(721)
BNY Mellon International Equity Income Fund	82,917	–
BNY Mellon Asset Allocation Fund	10,517	–

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2017 pursuant to the custody agreement.

Table 9 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended February 28, 2017.

Table 9—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	5,604
BNY Mellon Large Cap Market Opportunities Fund	7,846
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	7,846
BNY Mellon Income Stock Fund	5,604
BNY Mellon Mid Cap Multi-Strategy Fund	8,967
BNY Mellon Small Cap Multi-Strategy Fund	5,604
BNY Mellon Focused Equity Opportunities Fund	5,604
BNY Mellon Small/Mid Cap Multi-Strategy Fund	5,604
BNY Mellon International Fund	5,604
BNY Mellon Emerging Markets Fund	5,604
BNY Mellon International Appreciation Fund	5,604
BNY Mellon International Equity Income Fund	5,604
BNY Mellon Asset Allocation Fund	6,725

124

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures and options transactions, during the period ended February 28, 2017.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended February 28, 2017 is discussed below.

Table 10—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Large Cap Stock Fund	152,952	–	1,962	44,988	4,670	–
BNY Mellon Large Cap Market Opportunities Fund	22,554	–	150	17,662	6,538	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	146,438	–	1,018	13,659	6,538	–
BNY Mellon Income Stock Fund	588,306	304	3,806	57,616	4,670	(59)
BNY Mellon Mid Cap Multi-Strategy Fund	1,530,966	–	13,375	109,379	7,472	–
BNY Mellon Small Cap Multi-Strategy Fund	321,228	—	3,429	80,986	4,670	–
BNY Mellon Focused Equity Opportunities Fund	232,418	–	876	35,167	4,670	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	188,830	–	253	60,412	4,670	–
BNY Mellon International Fund	617,268	–	2,184	231,674	4,670	–
BNY Mellon Emerging Markets Fund	603,711	–	2,584	519,934	4,670	–
BNY Mellon International Appreciation Fund	27,713	–	246	6,000	4,670	–
BNY Mellon International Equity Income Fund	203,030	–	146	118,825	4,670	–
BNY Mellon Asset Allocation Fund	103,829	–	1,220	15,470	5,604	(18,063)

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	70,219,687	129,477,714
BNY Mellon Large Cap Market Opportunities Fund	10,909,069	30,181,211
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	37,353,786	77,239,393
BNY Mellon Income Stock Fund	336,025,501	309,235,279
BNY Mellon Mid Cap Multi-Strategy Fund	632,886,483	697,845,714
BNY Mellon Small Cap Multi-Strategy Fund	209,618,090	176,324,071
BNY Mellon Focused Equity Opportunities Fund	157,378,509	212,679,980
BNY Mellon Small/Mid Cap Multi-Strategy Fund	142,670,277	154,557,994
BNY Mellon International Fund	448,975,234	557,691,958
BNY Mellon Emerging Markets Fund	247,806,974	307,477,279
BNY Mellon International Appreciation Fund	957,576	9,819,756
BNY Mellon International Equity Income Fund	80,628,279	59,101,154
BNY Mellon Asset Allocation Fund	58,492,855	56,937,936

125

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Futures: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at February 28, 2017 are set forth in the Statements of Futures.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Table 12 summarizes BNY Mellon Income Stock Fund’s call/put options written during the period ended February 28, 2017.

Table 12—Options Written
BNY Mellon Income Stock Fund			Options Terminated
Options Written	Number of Contracts	Premiums Received ($)	Cost ($)	Net Realized Gain (Loss) ($)
Contracts outstanding August 31, 2016	1,779	76,495
Contracts written	20,163	2,282,248
Contracts terminated:
Contracts closed	4,213	215,976	707,936	(491,960)
Contracts expired	12,569	655,875	–	655,875
Contracts exercised	142	5,680
Total contracts terminated	16,924	877,531	707,936	163,915
Contracts outstanding February 28, 2017	5,018	1,481,212

126

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At February 28, 2017, there were no forward contracts outstanding for BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund. Table 13 summarizes open forward contracts for each relevant fund at February 28, 2017.

Table 13—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Morgan Stanley Capital Services
Euro,
Expiring
3/1/2017	3,276,673	3,471,942	3,471,309	(633)
Sales:
Bank of America
Swiss Franc,
Expiring
3/1/2017	1,442,564	1,434,815	1,436,316	(1,501)
JP Morgan Chase Bank
Australian Dollar,
Expiring
3/1/2017	1,928,103	1,479,565	1,478,278	1,287
Gross Unrealized Appreciation				1,287
Gross Unrealized Depreciation				(2,134)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 14 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 28, 2017.

127

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 14—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon International Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,287	(2,134)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,287	(2,134)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,287	(2,134)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
JP Morgan Chase Bank	1,287		-	-	1,287
			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(1,501)		-	-	(1,501)
Morgan Stanley Capital Services	(633)		-	-	(633)
Total	(2,134)		-	-	(2,134)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

Table 15 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 28, 2017.

Table 15—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	1,439,841
BNY Mellon International Fund Forward contracts	8,634,778
BNY Mellon Emerging Markets Fund Forward contracts	1,853,425
BNY Mellon International Appreciation Fund Equity futures	775,234
BNY Mellon International Equity Income Fund Forward contracts	601,826

Table 16 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2017.

At February 28, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

128

Table 16—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	72,613,624	3,029,221	69,584,403
BNY Mellon Large Cap Market Opportunities Fund	15,522,441	74,563	15,447,878
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	109,472,804	57,091	109,415,713
BNY Mellon Income Stock Fund	258,285,521	21,580,744	236,704,777
BNY Mellon Mid Cap Multi-Strategy Fund	740,864,326	19,541,544	721,322,782
BNY Mellon Small Cap Multi-Strategy Fund	106,002,658	7,490,721	98,511,937
BNY Mellon Focused Equity Opportunities Fund	103,503,220	375,300	103,127,920
BNY Mellon Small/Mid Cap Multi-Strategy Fund	64,964,059	3,607,649	61,356,410
BNY Mellon International Fund	64,097,954	52,683,492	11,414,462
BNY Mellon Emerging Markets Fund	147,796,866	15,217,526	132,579,340
BNY Mellon International Appreciation Fund	10,511,308	32,825,379	(22,314,071)
BNY Mellon International Equity Income Fund	32,299,998	9,870,961	22,429,037
BNY Mellon Asset Allocation Fund	57,178,874	5,028,624	52,150,250

129

NOTES

130

NOTES

131

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Geneva Capital Management LLC
d.b.a Henderson Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Boston Partners Global Investors, Inc.
d.b.a Boston Partners
909 Third Avenue
New York, NY 10022

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation	MFTSA0217-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT February 28, 2017

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2016 through February 28, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally produced flat returns in September. Meanwhile, U.S. government securities began to give back previous gains in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. Stock prices moderated in the weeks before U.S. elections in November, but equity markets subsequently rallied to a series of new highs over the remainder of the reporting period as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

U.S. political developments and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust

March 15, 2017

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through February 28, 2017, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Bond Fund’s Class M shares produced a total return of -1.92%, and Investor shares produced a total return of -1.97%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), produced a total return of -2.19% for the same period.2

Bonds lost a modest degree of value over the reporting period due to rising interest rates amid expectations of greater economic growth and rising inflationary pressures. Favorable results from our duration management and sector allocation strategies enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its net assets in bonds, such as U.S. government and agency bonds, corporate bonds, municipal bonds, mortgage-related securities, and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.3

Interest Rates Climbed in Post-Election Trading

Near the start of the reporting period, encouraging global economic data and better-than-expected corporate profits helped boost investors’ risk appetites, driving prices of riskier corporate-backed securities higher and prices of U.S. government securities and other traditional safe havens lower. In addition, investors began to anticipate that the Federal Reserve Board would raise short-term interest rates, as indeed it did in December. The long-awaited rate hike sent the overnight federal funds rate higher by 25 basis points to between 0.50% and 0.75%.

Bond prices declined broadly in October as political uncertainty intensified in advance of U.S. elections. In the wake of the election’s widely unexpected outcome, prices of U.S. government securities fell sharply and lower-rated corporate bonds rallied in anticipation of changes in U.S. fiscal, tax, and regulatory policies. Investors generally viewed the new presidential administration’s business-friendly proposals as likely to increase economic growth and inflation, which historically have been considered negative for high-quality bonds but positive for lower-rated corporate securities that tend to be more sensitive to their issuers’ underlying business fundamentals. Longer-term bond yields moderated to a degree over the first two months of 2017 when investors recognized that proposed policy changes would take time and political capital to enact, helping to recoup some of the fixed-income market’s losses by the end of the reporting period.

Short Duration Position Bolstered Fund’s Relative Results

The fund’s performance compared to the Index benefited during the reporting period from a relatively short average duration, which helped shelter the fund from the full brunt of rising interest rates after the November election. The fund’s sector allocation strategy also added a degree of value, as we maintained underweighted exposure to U.S. Treasury securities and overweighted positions in better-performing corporate-backed bonds with relatively defensive durations. Fund holdings issued on behalf of companies in the technology and financial industry groups fared especially well, more than offsetting relative weakness in the energy sector. The fund also benefited from out-of-index exposure to Treasury Inflation Protected Securities (“TIPS”), which fared well amid rising inflation expectations.

On the other hand, the fund’s positions in mortgage-backed securities lagged market averages when lower-coupon mortgages proved vulnerable to rising interest rates after the election. Although we generally maintained the fund’s average duration in a shorter-than-average position, rising interest rates caused expectations of prepayment activity to moderate substantially, which lengthened the effective durations of mortgage-backed securities and made them more sensitive to rising interest rates.

Maintaining a Constructive Investment Posture

Although bonds currently appear to be fairly valued, we expect U.S. fixed-income securities to encounter bouts of heightened volatility in the months ahead. On the one hand, interest rates are rising, and U.S. government reforms and stronger overseas economies could drive bond yields higher and prices lower. On the other hand, any unexpected developments that prevent or delay these changes could lead to lower bond yields.

Therefore, as of the end of the reporting period, we have maintained the fund’s modestly short duration posture. In addition, we have retained overweighted exposure to corporate bonds and an underweighted position in U.S. Treasury securities that are more vulnerable to rising interest rates. We have complemented these core positions with exposure to mortgage-backed securities and TIPS. In our judgment, these are prudent strategies that can enable us to respond quickly to new developments as they arise.

March 15, 2017

Bond funds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

For the period from September 1, 2016 through February 28, 2017, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of -0.73%, and Investor shares produced a total return of -0.79%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of -1.21%.2

Intermediate-term bonds lost a mild degree of value over the reporting period due to rising interest rates amid expectations of greater economic growth and rising inflationary pressures. Favorable results from our duration management and sector allocation strategies enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its net assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Interest Rates Climbed in Post-Election Trading

Near the start of the reporting period, encouraging global economic data and better-than-expected corporate profits helped boost investors’ risk appetites, driving prices of riskier corporate-backed securities higher and prices of U.S. government securities and other traditional safe havens lower. In addition, investors began to anticipate that the Federal Reserve Board would raise short-term interest rates, as indeed it did in December. The long-awaited rate hike sent the overnight federal funds rate higher by 25 basis points to between 0.50% and 0.75%.

Bond prices declined broadly in October as political uncertainty intensified in advance of U.S. elections. After the election, prices of U.S. government securities fell sharply and lower-rated corporate bonds rallied in anticipation of changes in U.S. fiscal, tax, and regulatory policies. Investors generally viewed the new presidential administration’s business-friendly proposals as likely to increase economic growth and inflation, which historically have been considered negative for high-quality bonds but positive for lower-rated corporate securities that tend to be more sensitive to their issuers’ underlying business fundamentals. Longer-term bond yields moderated to a degree over the first two months of 2017 when investors recognized that proposed policy changes would take time and political capital to enact, helping to recoup some of the market’s losses by the reporting period’s end.

Short Duration Position Bolstered Fund’s Relative Results

The fund’s performance compared to the Index benefited during the reporting period from a relatively short average duration, which helped shelter it from the full brunt of rising interest rates. Our sector allocation strategy also added a degree of value, as we maintained underweighted exposure to U.S. Treasury securities and overweighted positions in better-performing corporate-backed bonds with relatively defensive durations. Fund holdings from companies in the technology, industrial, consumer cyclical, and consumer non-cyclical industry groups fared especially well, more than offsetting relative weakness in the energy sector. The fund also benefited from out-of-index exposure to Treasury Inflation Protected Securities (“TIPS”) and taxable municipal bonds.

Although mortgage-backed securities proved particularly vulnerable to rising interest rates after the election, our security selection helped offset any resulting weakness, and the fund’s mortgage holdings had little material impact on the fund’s relative performance overall.

Maintaining a Constructive Investment Posture

Although bonds currently appear to be fairly valued, we expect U.S. fixed-income securities to encounter bouts of heightened volatility in the months ahead. On the one hand, interest rates are rising, and U.S. government reforms and stronger overseas economies could drive bond yields higher and prices lower. On the other hand, any unexpected developments that prevent or delay these changes could lead to lower bond yields.

Therefore, as of the end of the reporting period, we have maintained the fund’s short duration posture. In addition, we have retained overweighted exposure to corporate bonds and an underweighted position in U.S. Treasury securities that are more vulnerable to rising interest rates. We have complemented these core positions with exposure to mortgage-backed securities, TIPS, and taxable municipal bonds. In our judgment, these are prudent strategies that can enable us to respond quickly to new developments as they arise.

March 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in any index.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through February 28, 2017, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 0.07%, and Investor shares produced a total return of -0.13%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (the “Index”), produced a total return of -0.74%, and the Bloomberg Barclays U.S. Credit Index, the fund’s former benchmark, produced a total return of -1.83% for the same period.2

Investment-grade corporate bonds lost a modest degree of value over the reporting period due to rising interest rates amid expectations of greater economic growth and rising inflationary pressures. Favorable results from our sector allocation and security selection strategies enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Interest Rates Climbed in Post-Election Trading

Near the start of the reporting period, encouraging global economic data and better-than-expected corporate profits helped boost investors’ risk appetites, driving prices of corporate-backed securities higher and prices of high-quality U.S. government securities lower. In addition, investors began to anticipate that the Federal Reserve Board would raise short-term interest rates, as indeed it did in December. The long-awaited rate hike sent the overnight federal funds rate higher by 25 basis points to between 0.50% and 0.75%.

Bond prices declined broadly in October as political uncertainty intensified in advance of U.S. elections. After the election, prices of U.S. government securities fell sharply and corporate bonds rallied in anticipation of changes in U.S. fiscal, tax, and regulatory policies. Investors generally viewed the new presidential administration’s business-friendly proposals as likely to increase economic growth and inflation, which historically have been considered negative for high-quality bonds but positive for lower-rated corporate securities that tend to be more sensitive to their issuers’ underlying business fundamentals.

Sector Allocations Bolstered Fund’s Relative Results

The fund’s performance compared to the Index benefited during the reporting period from its sector allocation strategy. Overweighted exposure to corporate-backed bonds proved especially effective, particularly among securities with credit ratings toward the lower end of the investment-grade spectrum. Meanwhile, our security selection strategy produced attractive results in the technology, energy, banking, and finance industry groups. Strong results in these subsectors more than offset mild weakness among bonds backed by communications companies. The fund’s allocations to taxable municipal bonds and U.S. government agency debentures also helped support its relative results.

While the fund’s focus on longer maturities helped it capture incrementally higher yields, the fund’s relative performance was constrained to a degree by its relatively long average duration, which boosted its sensitivity to rising interest rates after the November election.

Maintaining a Constructive Investment Posture

Although bonds generally appear to be fairly valued as of the end of the reporting period, we expect U.S. fixed-income securities to encounter bouts of heightened volatility in the months ahead. On the one hand, interest rates are rising, and U.S. government reforms and stronger overseas economies could drive bond yields higher and prices lower. On the other hand, any unexpected developments that prevent or delay these changes could lead to lower bond yields.

Therefore, we have retained overweighted exposure to corporate bonds, including securities with BBB credit ratings and longer maturities. Lower-rated bonds also tend to offer higher yields and typically are less vulnerable to rising interest rates than their higher-quality counterparts. We have identified an ample number of corporate securities meeting our investment criteria in the technology, communications, and real estate subsectors, but we have found fewer opportunities among bonds issued on behalf of banking institutions. We have complemented these core positions in corporate bonds with exposure to taxable municipal bonds and U.S. government agency securities.

March 15, 2017

Bond funds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

6

For the period from September 1, 2016 through February 28, 2017, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of –0.34%, and Investor shares produced a total return of –0.45%.1 In comparison, the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of –0.09%.2

Short-term U.S. government securities lost a modest degree of value over the reporting period due to rising interest rates amid expectations of greater economic growth and rising inflationary pressures. The fund lagged the Index, mainly due to its exposure to mortgage-backed securities that proved vulnerable to rising interest rates.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Interest Rates Climbed in Post-Election Trading

Near the start of the reporting period, encouraging global economic data and better-than-expected corporate profits helped boost investors’ risk appetites, driving prices of U.S. government securities and other traditional safe havens lower. In addition, investors began to anticipate that the Federal Reserve Board (the “Fed”) would raise short-term interest rates, as indeed it did in December. The long-awaited rate hike sent the overnight federal funds rate higher by 25 basis points to between 0.50% and 0.75%.

Bond prices declined moderately in October as political uncertainty intensified in advance of U.S. elections. After the election, prices of U.S. government securities fell more sharply as investors’ risk appetites expanded. Investors generally viewed the new presidential administration’s business-friendly fiscal, tax, and regulatory policies as likely to increase economic growth and inflation, which historically have been considered negative for high-quality bonds. Bond prices recovered to a degree over the first two months of 2017 when investors recognized that proposed policy changes would take time and political capital to enact, helping to recoup some of the market’s losses by the reporting period’s end despite widespread expectations of another rate hike at the Fed’s March meeting. These influences had a greater impact on longer term bonds than on their short-term counterparts.

Mortgage-Backed Securities Dampened Relative Results

The fund’s performance compared to the Index was constrained during the reporting period by its exposure to mortgage-backed securities from U.S. government agencies. Rising interest rates caused expectations of prepayment activity among homeowners to moderate substantially, which lengthened the effective durations of mortgage-backed securities and made them more sensitive to rising interest rates.

The fund achieved better results in other areas. Underweighted exposure to nominal U.S. Treasury securities and overweighted positions in U.S. government agency securities helped the fund earn incrementally higher yields. The fund also benefited from a modest position in taxable municipal bonds, which are not represented in the Index.

We generally maintained the fund’s average duration in a market-neutral position. Consequently, our interest-rate strategy had little impact on the fund’s relative results.

Maintaining a Yield-Oriented Investment Posture

We expect U.S. fixed-income securities to encounter bouts of heightened volatility in the months ahead. On one hand, interest rates are rising, and U.S. government reforms and stronger overseas economies could drive bond yields higher and prices lower. On the other hand, any economic disappointments or unexpected developments that prevent or delay changes in government policy could lead to lower bond yields and higher prices.

As of the end of the reporting period, we have maintained the fund’s emphasis on higher yielding U.S. government agency securities, including agency-issued mortgage-backed securities, over nominal U.S. Treasury securities. While we have retained the fund’s market-neutral duration posture for now, we are prepared to shift to a more defensive position as interest rates rise.

March 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2016 to February 28, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2017
	Class M	InvestorShares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.75	$3.98
Ending value (after expenses)	$980.80	$980.30
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.77	$4.00
Ending value (after expenses)	$992.70	$992.10
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.78	$4.01
Ending value (after expenses)	$1,000.70	$998.70
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.67	$3.91
Ending value (after expenses)	$996.60	$995.50
Annualized expense ratio (%)	.54	.79

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2017
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.71	$3.96
Ending value (after expenses)	$1,022.12	$1,020.88
Annualized expense ratio (%)	.54	.79

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
February 28, 2017 (Unaudited)

BNY Mellon Bond Fund
Bonds and Notes - 98.6%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs. - 1.4%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	4,234,732		4,420,433
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000		9,146,322
		13,566,755
Consumer Discretionary - 3.6%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	5,054,000		6,052,837
Comcast, Gtd. Notes	3.13	7/15/22	9,270,000		9,486,668
General Motors Financial, Gtd. Notes	3.20	7/6/21	4,400,000		4,450,503
President and Fellows of Harvard College, Unscd. Bonds	3.15	7/15/46	2,735,000		2,543,142
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,465,000		5,516,136
Time Warner, Gtd. Notes	4.00	1/15/22	7,570,000		7,905,321
		35,954,607
Consumer Staples - 2.4%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	5,935,000		6,546,709
CVS Health, Sr. Unscd. Notes	4.88	7/20/35	5,540,000		6,047,193
Kroger, Sr. Unscd. Notes	2.60	2/1/21	3,735,000	[a]	3,739,870
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000		7,565,247
		23,899,019
Energy - 2.0%
Apache, Sr. Unscd. Notes	3.25	4/15/22	4,120,000		4,165,662
BP Capital Markets, Gtd. Notes	4.75	3/10/19	4,640,000		4,902,564
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,235,000		3,274,645
Exxon Mobil, Sr. Unscd. Notes	1.71	3/1/19	4,425,000		4,434,810
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	3,145,000		3,105,386
		19,883,067
Financials - 17.4%
AerCap Ireland Capital, Gtd. Notes	4.50	5/15/21	10,430,000		11,064,457
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	9,330,000		9,449,583
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	9,170,000		9,219,124
Barclays, Sub. Notes	5.20	5/12/26	4,055,000		4,214,021
Citigroup, Sub. Notes	4.45	9/29/27	10,200,000		10,465,251
Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[b]	8,803,035
Cooperatieve Rabobank, Gtd. Notes	4.50	1/11/21	8,060,000		8,672,866
Deutsche Bank , Sr. Unscd. Notes	6.00	9/1/17	5,485,000		5,600,542
Ford Motor Credit, Sr. Unscd. Notes	3.22	1/9/22	6,225,000		6,266,259
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	6,873,000		6,932,060
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000		10,396,655
HSBC Finance, Sub. Notes	6.68	1/15/21	10,510,000		11,914,031
Hyundai Capital America, Sr. Unscd. Notes	2.40	10/30/18	3,035,000	[b]	3,046,925

10

BNY Mellon Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 17.4% (continued)
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	5,770,000		5,805,987
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000		7,630,351
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000		12,398,698
NYSE Holdings, Gtd. Notes	2.00	10/5/17	7,340,000		7,372,846
Royal Bank of Canada, Sr. Unscd. Bonds	1.25	6/16/17	2,165,000		2,166,877
Societe Generale, Sub. Notes	4.75	11/24/25	8,355,000	[b]	8,370,958
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	5,765,000		6,223,341
Toyota Motor Credit, Sr. Unscd. Bonds	1.55	7/13/18	5,385,000		5,388,193
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	2,585,000	[b]	2,582,513
Wells Fargo & Co., Sr. Unscd Notes	2.60	7/22/20	3,415,000		3,457,223
Wells Fargo & Co., Sub. Notes	4.90	11/17/45	6,265,000		6,693,037
		174,134,833
Foreign/Governmental - 1.6%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	8,605,000		8,798,612
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000		6,853,223
		15,651,835
Health Care - 2.1%
AbbVie, Sr. Unscd. Notes	2.90	11/6/22	5,090,000		5,066,138
Amgen, Sr. Unscd. Notes	5.65	6/15/42	4,955,000		5,715,057
Biogen, Sr. Unscd. Notes	2.90	9/15/20	5,600,000		5,716,446
Celgene, Sr. Unscd. Notes	2.88	8/15/20	4,305,000		4,373,359
		20,871,000
Industrials - 2.7%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	7,215,000		7,299,863
American Airlines , Bonds	3.38	11/1/28	5,064,286		4,994,652
Burlington Northern Santa Fe, Sr. Unscd. Debs.	3.45	9/15/21	6,415,000		6,685,514
General Electric, Jr. Sub. Notes, Ser. D	5.00	12/29/49	5,393,000	[c]	5,689,615
General Electric, Sub. Notes	5.30	2/11/21	2,373,000		2,639,061
		27,308,705
Information Technology - 7.8%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	4,895,000		4,944,689
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000		6,643,514
Apple, Sr. Unscd. Notes	4.38	5/13/45	4,895,000		5,110,145
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	5,620,000		5,639,940
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	5,775,000	[b]	6,379,100
eBay, Sr. Unscd. Notes	2.60	7/15/22	5,295,000		5,180,633
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	7,445,000		7,652,723
Flex, Gtd. Notes	4.75	6/15/25	4,895,000		5,178,195
Intel, Sr. Unscd. Notes	2.70	12/15/22	4,020,000		4,073,012

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Information Technology - 7.8% (continued)
Intel, Sr. Unscd. Notes	4.90	7/29/45	7,250,000		8,283,132
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	7,035,000		6,760,424
Oracle, Sr. Unscd. Notes	2.50	5/15/22	9,660,000		9,669,303
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	3,135,000		3,034,993
		78,549,803
Materials - .4%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	3,440,000		3,558,969
Municipal Bonds - 7.3%
California Earthquake Authority, Revenue	2.81	7/1/19	5,700,000		5,767,944
California Educational Facilities Authority, Revenue (Stanford University)	5.00	10/1/32	6,125,000		7,606,760
Chicago, GO	7.38	1/1/33	4,710,000		4,845,036
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	14,000,000		14,425,040
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	335,000		359,190
New York City, GO (Build America Bonds)	6.25	6/1/35	5,470,000		6,067,652
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds)	6.28	6/15/42	8,440,000		9,520,489
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	3,550,000		4,172,812
Philadelphia School District, GO (Qualified School Construction Bonds)	5.06	9/1/42	5,260,000		5,250,585
South Carolina Public Service Authority, Revenue Obligations	2.39	12/1/23	3,950,000		3,770,275
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,890,000		5,214,745
University of California Regents, Limited Project Revenue	4.13	5/15/45	5,530,000		5,581,540
		72,582,068
Real Estate - 2.2%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/26	4,180,000		4,351,359
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	3,005,000		3,179,711
CubeSmart, Gtd. Notes	4.80	7/15/22	5,173,000		5,562,470
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	5,595,000		5,681,381
Tanger Properties, Sr. Unscd. Notes	3.13	9/1/26	3,605,000		3,444,343
		22,219,264
Telecommunications - 2.9%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000		8,465,623
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	9,395,000		10,082,554
Verizon Communications, Sr. Unscd. Notes	6.55	9/15/43	8,570,000		10,533,138
		29,081,315
U.S. Government Agencies/Mortgage-Backed - 25.0%
Federal Home Loan Mortgage Corp.
3.50%, 12/1/28-11/1/46			33,488,104	d	34,372,038
4.00%, 6/1/26-11/1/33			6,027,330	d	6,395,648
4.50%, 12/1/40			13,024,090	d	14,116,101
5.00%, 12/1/39-7/1/40			6,847,180	d	7,530,775
Federal National Mortgage Association
2.50%, 10/1/31			17,104,165	d	17,165,344
3.00%, 3/1/32-9/1/46			49,853,854	d	49,983,968
3.50%, 1/1/28-1/1/47			39,103,979	d	40,217,179

12

BNY Mellon Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 25.0% (continued)
4.00%, 11/1/46-2/1/47			34,337,248	d	36,125,220
5.00%, 11/1/43			1,521,780	d	1,684,215
Government National Mortgage Association I
5.00%, 11/15/34			12,236		13,588
Government National Mortgage Association II
3.00%, 8/20/46			13,374,645		13,556,310
3.50%, 2/20/47			7,745,000		8,064,180
4.00%, 11/20/46			15,848,844		16,795,391
4.50%, 12/20/46			3,570,443		3,820,819
		249,840,776
U.S. Government Securities - 18.9%
U.S. Treasury Bonds	2.50	5/15/46	14,580,000		13,200,601
U.S. Treasury Bonds	2.25	8/15/46	5,500,000	[a]	4,707,444
U.S. Treasury Inflation Protected Securities, Bonds	1.00	2/15/46	9,552,469	[e]	9,871,607
U.S. Treasury Inflation Protected Securities, Notes	1.38	1/15/20	6,380,569	[e]	6,757,080
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	4,845,465	[e]	4,936,269
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	14,203,979	e	14,800,717
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	12,430,635	[e]	12,542,411
U.S. Treasury Notes	2.63	1/31/18	4,000,000	[a]	4,060,236
U.S. Treasury Notes	1.25	12/31/18	15,675,000		15,689,703
U.S. Treasury Notes	1.13	1/15/19	47,750,000		47,675,414
U.S. Treasury Notes	1.13	1/31/19	1,500,000	[a]	1,497,335
U.S. Treasury Notes	1.13	2/28/19	13,750,000		13,722,335
U.S. Treasury Notes	1.38	2/15/20	13,250,000	[a]	13,207,560
U.S. Treasury Notes	1.13	2/28/21	11,905,000		11,612,256
U.S. Treasury Notes	2.13	9/30/21	12,500,000		12,637,700
U.S. Treasury Notes	1.38	8/31/23	2,760,000		2,630,951
		189,549,619
Utilities - .9%
Consumers Energy, First Mortgage Bonds	3.25	8/15/46	2,720,000		2,466,629
Exelon, Sr. Unscd. Notes	3.40	4/15/26	4,400,000		4,369,992
Public Service Enterprise Group, Sr. Unscd. Notes	1.60	11/15/19	2,670,000		2,641,591
		9,478,212
Total Bonds and Notes (cost $975,811,847)					986,129,847
Other Investment - 1.0%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,305,075)			10,305,075	[f]	10,305,075

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Investment of Cash Collateral for Securities Loaned - 1.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $17,918,128)	17,918,128	[f]	17,918,128
Total Investments (cost $1,004,035,050)	101.4%		1,014,353,050
Liabilities, Less Cash and Receivables	(1.4%)		(13,791,208)
Net Assets	100.0%		1,000,561,842

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Security, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $21,842,796 and the value of the collateral held by the fund was $26,048,965, consisting of cash collateral of $17,918,128 and U.S. Government & Agency securities valued at $8,130,837.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $29,182,531 or 2.92% of net assets.
c Variable rate security—rate shown is the interest rate in effect at period end.
d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	44.5
U.S. Government Agencies/Mortgage-Backed	25.0
U.S. Government Securities	18.9
Municipal Bonds	7.2
Money Market Investments	2.8
Foreign/Governmental	1.6
Commercial Mortgage-Backed	1.4
101.4

† Based on net assets.

See notes to financial statements.

14

BNY Mellon Intermediate Bond Fund
Bonds and Notes - 99.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables - .0%
GM Financial Automobile Leasing Trust, Ser. 2014-2A, Cl. A3	1.22	1/22/18	52,655	[a]	52,658
Consumer Discretionary - 5.9%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	7,200,000		7,202,786
American Honda Finance, Sr. Unscd. Bonds	1.70	9/9/21	4,260,000		4,139,783
General Motors Financial, Gtd. Notes	3.20	7/6/21	3,735,000		3,777,870
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	6,120,000		6,417,430
Hyundai Capital America, Sr. Unscd. Notes	2.40	10/30/18	2,665,000	[a]	2,675,471
Macy's Retail Holdings , Gtd. Notes	3.88	1/15/22	3,520,000	[b]	3,506,173
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000		7,609,213
Stanford University, Unscd. Bonds	4.75	5/1/19	5,000,000		5,334,290
Time Warner, Gtd. Notes	4.00	1/15/22	7,400,000		7,727,790
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	2,250,000	[a]	2,247,836
		50,638,642
Consumer Staples - 4.1%
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	6,635,000		6,711,123
Coca-Cola, Sr. Unscd. Notes	1.15	4/1/18	3,335,000		3,331,368
CVS Health, Sr. Unscd. Notes	2.80	7/20/20	4,340,000		4,414,735
Dr. Pepper Snapple Group, Gtd. Notes	2.60	1/15/19	6,145,000		6,224,774
Kroger, Sr. Unscd. Notes	2.30	1/15/19	4,570,000		4,607,570
McDonald's, Sr. Unscd. Notes	5.80	10/15/17	955,000		981,521
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	7,920,000		8,373,515
		34,644,606
Energy - 1.9%
Apache, Sr. Unscd. Notes	3.25	4/15/22	3,525,000		3,564,068
BP Capital Markets, Gtd. Notes	4.75	3/10/19	5,813,000		6,141,940
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,330,000		3,370,809
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	2,760,000		2,725,235
		15,802,052
Financials - 17.8%
AerCap Ireland Capital, Gtd. Notes	4.50	5/15/21	4,435,000		4,704,781
American Express Credit, Sr. Unscd. Notes	1.80	7/31/18	6,735,000		6,751,245
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	7,325,000		7,418,885
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	7,175,000		7,213,436
Bank of Montreal, Sr. Unscd. Bonds	1.40	4/10/18	4,605,000		4,600,570
Bank of Montreal, Sr. Unscd. Notes	2.10	12/12/19	3,640,000		3,648,973
Berkshire Hathaway Finance, Gtd. Notes	1.70	3/15/19	3,225,000		3,238,197
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	5,565,000		5,621,724

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Bonds and Notes - 99.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 17.8% (continued)
Citigroup, Sub. Bonds	4.40	6/10/25	5,500,000		5,658,763
Citizens Financial Group, Sub. Notes	4.30	12/3/25	6,885,000		7,103,303
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	6,785,000		6,639,360
Deutsche Bank, Sr. Unscd. Notes	3.38	5/12/21	4,420,000		4,448,102
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	5,470,000		5,622,618
Ford Motor Credit, Sr. Unscd. Notes	3.81	1/9/24	4,915,000		4,963,757
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	2,293,000		2,312,704
Goldman Sachs Group, Sr. Unscd. Notes	2.63	1/31/19	7,790,000		7,889,159
HSBC Finance, Sub. Notes	6.68	1/15/21	9,502,000		10,771,372
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	6,195,000		6,306,291
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000		7,944,241
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000		8,211,844
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,510,000		6,944,718
Santander Holdings USA, Sr. Unscd. Notes	2.65	4/17/20	4,615,000		4,603,583
Societe Generale, Gtd. Notes	2.63	10/1/18	2,000,000		2,024,100
Societe Generale, Sub. Notes	4.75	11/24/25	7,335,000	[a]	7,349,010
Sumitomo Mitsui Banking, Gtd. Notes	1.76	10/19/18	4,725,000		4,709,545
Toyota Motor Credit, Sr. Unscd. Notes	2.10	1/17/19	5,640,000		5,696,361
		152,396,642
Foreign/Governmental - 1.6%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	6,390,000		6,533,775
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000		6,869,038
		13,402,813
Health Care - 5.3%
Abbott Laboratories, Sr. Unscd. Notes	2.35	11/22/19	3,925,000		3,948,063
Abbvie, Sr. Unscd. Notes	2.85	5/14/23	4,235,000		4,160,536
Actavis Funding, Gtd. Notes	3.45	3/15/22	4,560,000		4,663,134
Aetna, Sr. Unscd. Notes	2.40	6/15/21	4,350,000		4,399,272
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000		3,120,673
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	6,040,000		6,184,175
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000		6,146,428
Providence St Joseph Health Obligated Group, Unscd. Notes, Cl. H	2.75	10/1/26	4,095,000		3,901,786
Shire Acquisitions Investments Ireland, Gtd. Notes	3.20	9/23/26	5,005,000		4,780,851
UnitedHealth Group, Sr. Unscd. Notes	1.90	7/16/18	4,335,000		4,363,975
		45,668,893
Industrials - 3.5%
American Airlines 2015-1A PTT, Bonds	3.38	11/1/28	4,367,366		4,307,314
Caterpillar Financial Services, Sr. Unscd. Notes	2.10	6/9/19	6,590,000		6,645,791

16

BNY Mellon Intermediate Bond Fund (continued)
Bonds and Notes - 99.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Industrials - 3.5% (continued)
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/29/49	3,884,000	[c]	4,097,620
General Electric, Sub. Notes	5.30	2/11/21	792,000		880,799
John Deere Capital, Sr. Unscd. Notes	1.95	1/8/19	4,915,000		4,952,723
Snap-On, Sr. Unscd. Notes	3.25	3/1/27	3,890,000		3,945,853
Waste Management, Gtd. Notes	3.13	3/1/25	4,775,000		4,824,144
		29,654,244
Information Technology - 9.5%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000		6,924,208
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	6,345,000		6,483,200
Apple, Sr. Unscd. Notes	2.25	2/23/21	5,915,000		5,939,027
Automatic Data Processing, Sr. Unscd. Notes	2.25	9/15/20	4,135,000		4,174,795
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	7,265,000		7,348,322
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	4,850,000	[a]	5,357,339
EMC, Sr. Unscd. Notes	1.88	6/1/18	5,710,000		5,687,748
Fiserv, Sr. Unscd. Notes	3.85	6/1/25	6,035,000		6,238,591
Flex, Gtd. Notes	4.75	6/15/25	4,265,000		4,511,747
Intel, Sr. Unscd. Notes	2.45	7/29/20	7,930,000		8,073,969
Microsoft, Sr. Unscd. Notes	3.13	11/3/25	6,550,000		6,636,021
Oracle, Sr. Unscd. Notes	2.50	5/15/22	7,000,000		7,006,741
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	2,710,000		2,623,551
Thomson Reuters, Sr. Unscd. Notes	1.65	9/29/17	4,305,000		4,312,344
		81,317,603
Materials - .5%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	4,053,000		4,316,903
Municipal Bonds - 4.3%
California Earthquake Authority, Revenue	2.81	7/1/19	4,800,000		4,857,216
Chicago, GO	7.05	1/1/29	4,000,000		4,119,600
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	7,100,000		7,315,556
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	6,495,000		6,964,004
South Carolina Public Service Authority, Revenue Obligations	2.39	12/1/23	3,380,000		3,226,210
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,305,000		4,590,895
University of California Regents, General Revenue	1.80	7/1/19	5,675,000		5,705,645
		36,779,126
Real Estate - 1.4%
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	3,473,000		3,573,727
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	3,290,000		3,340,794
UDR, Gtd. Notes	2.95	9/1/26	3,620,000		3,408,310
Weingarten Realty Investors, Sr. Unscd. Notes	3.25	8/15/26	2,135,000		2,049,888
		12,372,719

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Bonds and Notes - 99.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Telecommunications - 2.8%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	6,960,000		7,383,551
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	4,460,000		4,733,135
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		11,586,868
		23,703,554
U.S. Government Agencies - 1.0%
Federal Home Loan Bank, Bonds	5.38	5/15/19	4,795,000		5,211,321
Federal National Mortgage Association, Notes	2.00	4/30/20	3,610,000	[d]	3,650,306
		8,861,627
U.S. Government Agencies/Mortgage-Backed - .4%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/49	3,741,204		3,621,037
U.S. Government Securities - 38.4%
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/18	14,726,322	[e]	14,943,226
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	4,144,419	b,e	4,222,085
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	11,665,259	[e]	12,155,340
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	8,695,302	[b,e]	8,725,136
U.S. Treasury Notes	0.63	5/31/17	16,750,000		16,755,126
U.S. Treasury Notes	1.88	8/31/17	20,610,000		20,725,931
U.S. Treasury Notes	0.63	9/30/17	32,515,000		32,489,606
U.S. Treasury Notes	0.75	10/31/17	41,775,000	[b]	41,765,225
U.S. Treasury Notes	2.63	1/31/18	39,010,000	[b]	39,597,452
U.S. Treasury Notes	1.00	5/31/18	15,000,000		14,998,245
U.S. Treasury Notes	1.13	1/31/19	20,900,000	b	20,862,861
U.S. Treasury Notes	0.88	5/15/19	23,000,000		22,792,011
U.S. Treasury Notes	0.75	8/15/19	18,000,000		17,739,486
U.S. Treasury Notes	2.00	11/30/20	5,955,000		6,019,665
U.S. Treasury Notes	1.13	2/28/21	8,610,000		8,398,280
U.S. Treasury Notes	1.13	6/30/21	5,000,000		4,854,005
U.S. Treasury Notes	1.88	1/31/22	10,250,000	[b]	10,236,788
U.S. Treasury Notes	1.75	9/30/22	8,000,000		7,884,688
U.S. Treasury Notes	1.38	8/31/23	4,000,000		3,812,972
U.S. Treasury Notes	2.25	11/15/24	11,325,000		11,309,519
U.S. Treasury Notes	1.63	5/15/26	9,500,000		8,917,565
		329,205,212
Utilities - .6%
Southern, Sr. Unscd. Notes	1.55	7/1/18	4,990,000		4,976,317
Total Bonds and Notes (cost $840,615,209)					847,414,648
Other Investment - .6%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,350,283)	0.51		5,350,283	f	5,350,283

18

BNY Mellon Intermediate Bond Fund (continued)
Investment of Cash Collateral for Securities Loaned - .2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $1,970,640)	1,970,640	[f]	1,970,640
Total Investments (cost $847,936,132)	99.8%		854,735,571
Cash and Receivables (Net)	0.2%		1,840,513
Net Assets	100.0%		856,576,084

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $17,682,314 or 2.06% of net assets.
b Security, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $96,243,063 and the value of the collateral held by the fund was $98,485,928, consisting of cash collateral of $1,970,640 and U.S. Government & Agency securities valued at $96,515,288.
c Variable rate security—rate shown is the interest rate in effect at period end.
d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	53.3
U.S. Government Securities	38.4
Municipal Bonds	4.3
Foreign/Governmental	1.6
U.S. Government Agencies/Mortgage-Backed	1.4
Money Market Investments	.8
Asset-Backed	.0
99.8

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund
Bonds and Notes - 98.6%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 13.0%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	4,250,000		4,251,645
Borgwarner, Sr. Unscd. Notes	4.63	9/15/20	3,000,000		3,213,564
Brinker International, Sr. Unscd. Notes	3.88	5/15/23	4,000,000		3,798,000
D.R. Horton, Gtd. Notes	4.00	2/15/20	6,000,000		6,255,000
Daimler Finance North America, Gtd. Notes	2.25	7/31/19	4,000,000	[a,b]	4,004,112
Ford Motor Credit, Sr. Unscd. Bonds	4.39	1/8/26	3,000,000		3,092,229
General Motors Financial, Gtd. Notes	3.45	1/14/22	2,100,000		2,131,704
General Motors Financial, Gtd. Notes	3.70	5/9/23	2,500,000		2,525,918
General Motors Financial, Gtd. Notes	4.00	1/15/25	2,000,000		2,018,316
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,000,000		5,242,998
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/26	1,000,000		1,027,991
Harley-Davidson Financial Services, Gtd. Notes	2.15	2/26/20	5,000,000	[a]	4,975,050
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	6,000,000		6,099,690
Kohl's, Sr. Unscd. Notes	4.25	7/17/25	2,000,000	b	1,940,626
Macy's Retail Holdings, Gtd. Notes	3.63	6/1/24	3,000,000	[b]	2,900,670
Marriott International, Sr. Unscd. Notes	2.88	3/1/21	3,000,000		3,033,717
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	5,000,000		5,396,605
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	5,000,000		5,265,455
NVR, Sr. Unscd. Notes	3.95	9/15/22	6,750,000		6,989,571
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,500,000		5,551,463
Sky, Gtd. Notes	2.63	9/16/19	4,000,000	[a]	4,022,964
Thomson Reuters, Sr. Unscd. Notes	4.70	10/15/19	5,000,000		5,302,345
Time Warner, Gtd. Notes	4.00	1/15/22	2,000,000		2,088,592
Time Warner, Gtd. Notes	3.80	2/15/27	2,500,000		2,479,255
Volkswagen Group of America Finance, Gtd. Notes	2.13	5/23/19	5,000,000	[a]	4,987,985
Wyndham Worldwide, Sr. Unscd. Notes	5.10	10/1/25	3,000,000		3,193,581
		101,789,046
Consumer Staples - 3.5%
Anheuser-Busch InBev Finance, Gtd. Notes	3.65	2/1/26	5,000,000		5,082,350
Becle, Gtd. Notes	3.75	5/13/25	6,000,000	[a]	5,854,598
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	5,500,000	[b]	5,818,439
Flowers Foods, Sr. Unscd. Notes	3.50	10/1/26	2,000,000		1,944,396
Grupo Bimbo, Gtd. Notes	3.88	6/27/24	3,000,000	[a]	3,017,557
Kraft Heinz Foods, Scd. Notes	4.88	2/15/25	3,599,000	[a]	3,849,246
Whole Foods Market, Gtd. Notes	5.20	12/3/25	2,000,000		2,130,818
		27,697,404

20

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Energy - 8.6%
Anadarko Petroleum, Sr. Unscd. Notes	5.55	3/15/26	2,750,000	[b]	3,093,502
Antero Resources, Gtd. Notes	5.13	12/1/22	3,000,000	[b]	3,030,000
Boardwalk Pipelines, Gtd. Notes	4.95	12/15/24	4,000,000		4,222,228
ConocoPhillips, Gtd. Notes	4.95	3/15/26	2,500,000		2,774,100
Continental Resources, Gtd. Notes	5.00	9/15/22	3,750,000		3,834,375
Enbridge, Sr. Unscd. Notes	4.25	12/1/26	4,000,000		4,140,204
EQT Midstream Partners, Sr. Unscd. Notes	4.13	12/1/26	3,000,000		2,998,521
Marathon Oil, Sr. Unscd. Notes	2.80	11/1/22	5,000,000		4,857,795
Newfield Exploration, Sr. Unscd. Notes	5.63	7/1/24	1,355,000		1,456,625
Newfield Exploration, Sr. Unscd. Notes	5.38	1/1/26	2,000,000		2,095,000
Noble Energy, Sr. Unscd. Notes	3.90	11/15/24	3,000,000		3,071,709
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	7,500,000		7,603,125
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	5,855,000		6,118,288
Regency Energy Partners, Gtd. Notes	5.88	3/1/22	2,500,000		2,773,497
Sabine Lass Liquefaction, Sr. Scd. Notes	4.20	3/15/28	5,000,000	[a]	4,995,150
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	3,100,000		3,093,022
Sunoco Logistics Partners Operations, Gtd. Notes	4.25	4/1/24	2,250,000		2,298,796
Tesoro, Gtd. Notes	4.75	12/15/23	4,000,000	[a]	4,155,000
Valero Energy Partners, Sr. Unscd. Notes	4.38	12/15/26	1,000,000		1,027,128
		67,638,065
Financials - 24.2%
Apollo Management Holdings, Gtd. Notes	4.00	5/30/24	7,000,000	[a]	7,067,445
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/24	7,000,000	[b]	7,655,445
BAC Capital Trust XIV, Gtd. Notes, Ser. G	4.00	9/29/49	3,000,000	[c]	2,332,050
Bank of America, Sub. Notes	4.20	8/26/24	5,000,000		5,168,200
Barclays, Sub. Notes	5.20	5/12/26	7,000,000		7,274,512
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/24	5,000,000	[a]	5,122,500
Blackstone Holdings Finance, Gtd. Notes	6.63	8/15/19	2,000,000	[a]	2,210,890
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[a]	3,237,258
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,921,000	[a]	6,004,439
Citigroup, Jr. Sub. Debs., Ser. Q	5.95	12/31/49	5,000,000	[b,c]	5,234,300
Citigroup, Sub. Bonds	4.40	6/10/25	4,000,000		4,115,464
Citizens Financial Group, Sub. Bonds	3.75	7/1/24	6,000,000		5,905,128
Cooperatieve Rabobank, Bank Gtd. Notes	4.38	8/4/25	5,000,000		5,109,330
Credit Suisse Group Funding, Gtd. Notes	3.80	9/15/22	7,000,000		7,082,796
Deutsche Bank, Sub. Notes	4.50	4/1/25	9,000,000	[b]	8,633,304

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 24.2% (continued)
Five Corners Funding Trust, Sr. Unscd. Bonds	4.42	11/15/23	6,000,000	[a]	6,389,400
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	3,000,000		3,143,025
Goldman Sachs Group, Sub. Notes	4.25	10/21/25	4,000,000		4,107,992
HSBC Finance, Sub. Notes	6.68	1/15/21	7,000,000		7,935,130
International Lease Finance, Sr. Unscd. Notes	5.88	8/15/22	8,000,000		9,036,160
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	3,000,000		3,018,711
Legg Mason, Sr. Unscd. Notes	4.75	3/15/26	3,750,000		3,961,331
Lloyds Banking Group, Sub. Notes	4.65	3/24/26	7,000,000		7,177,478
Moody's, Sr. Unscd. Notes	2.75	7/15/19	2,000,000		2,028,502
Moody's, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,368,600
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,000,000		7,553,602
Nasdaq, Sr. Unscd. Notes	3.85	6/30/26	2,000,000		2,017,878
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,000,000		6,400,662
Royal Bank of Scotland Group, Jr. Sub. Notes	8.63	12/29/49	3,000,000	[c]	3,177,000
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	5,000,000		5,321,905
Santander UK Group Holdings, Sr. Unscd. Notes	2.88	8/5/21	6,000,000		5,944,512
Societe Generale, Sub. Notes	4.75	11/24/25	7,250,000	[a]	7,263,847
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/24	7,000,000		7,094,661
TIAA Asset Management Finance, Sr. Unscd. Notes	2.95	11/1/19	5,000,000	[a]	5,097,575
Toronto-Dominion Bank, Sub. Notes	3.63	9/15/31	1,000,000	[c]	986,755
Westpac Banking, Sub. Notes	4.32	11/23/31	4,250,000	[c]	4,298,828
		189,476,615
Foreign/Governmental - 2.2%
Bermudian Government, Sr. Unscd. Notes	5.60	7/20/20	6,102,000	[a]	6,687,304
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	3,000,000		3,174,000
Petroleos Mexicanos, Gtd. Notes	4.63	9/21/23	5,000,000		5,012,500
Saudi Arabian Government, Sr. Unscd. Notes	2.38	10/26/21	2,700,000	[a]	2,669,625
		17,543,429
Health Care - 4.9%
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	5,000,000		4,987,270
Aetna, Sr. Unscd. Notes	2.20	3/15/19	4,000,000		4,033,108
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,696,007
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		4,923,285
Express Scripts Holdings, Gtd. Notes	3.00	7/15/23	3,000,000		2,917,188
Mylan, Gtd. Notes	3.15	6/15/21	6,000,000		6,007,908
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	4,000,000		3,959,600
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	3.15	10/1/26	5,000,000	[b]	4,637,115

22

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - 4.9% (continued)
Unitedhealth Group, Sr. Unscd. Notes	3.35	7/15/22	3,000,000		3,117,633
		38,279,114
Industrials - 5.2%
Air Canada 2015-1A PTT, Notes	3.60	9/15/28	2,880,731	[a]	2,855,524
American Airlines 2015-1A PTT, Bonds	3.38	11/1/28	4,181,521		4,124,025
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,243,900
GATX, Sr. Unscd. Notes	3.25	3/30/25	2,000,000		1,942,762
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/31/49	6,838,000	[c]	7,214,090
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,500,000		4,516,213
Stanley Black & Decker, Sub. Notes	1.62	11/17/18	3,000,000		2,994,102
Tech Data, Sr. Unscd. Notes	4.95	2/15/27	5,000,000		5,060,215
United Airlines 2016-2 A PTT, Notes	3.10	4/7/30	5,000,000		4,831,250
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		4,164,827
		40,946,908
Information Technology - 13.6%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	4,000,000		4,318,184
Arrow Electronics, Sr. Unscd. Notes	5.13	3/1/21	3,000,000		3,187,029
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	3,000,000		3,010,644
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/25	2,000,000		2,016,192
Avnet, Sr. Unscd. Notes	4.88	12/1/22	3,000,000		3,172,692
Black Knight InfoServ, Gtd. Notes	5.75	4/15/23	1,556,000		1,633,800
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/20	4,850,000		5,098,635
CA, Sr. Unscd. Notes	2.88	8/15/18	3,750,000		3,804,465
CA, Sr. Unscd. Notes	3.60	8/1/20	5,000,000		5,173,365
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/24	5,250,000		5,295,229
Diamond 1 Finance, Gtd. Notes	7.13	6/15/24	1,000,000	a,b	1,105,469
Diamond 1 Finance, Sr. Scd. Notes	6.02	6/15/26	2,250,000	[a]	2,485,364
Diamond 1 Finance, Sr. Scd. Notes	8.10	7/15/36	3,000,000	[a]	3,782,715
eBay, Sr. Unscd. Notes	2.60	7/15/22	2,000,000		1,956,802
eBay , Sr. Unscd. Notes	3.80	3/9/22	2,500,000		2,588,573
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/26	4,426,000		4,775,632
Fidelity National Information Services, Gtd. Notes	5.00	3/15/22	4,000,000		4,104,704
Fidelity National Information Services, Gtd. Notes	3.50	4/15/23	2,000,000		2,032,998
Fiserv, Sr. Unscd. Notes	3.50	10/1/22	7,000,000		7,164,633
Flex , Gtd. Notes	4.75	6/15/25	7,000,000		7,404,978
Jabil Circuit, Sr. Unscd. Bonds	5.63	12/15/20	4,737,000		5,139,645
Lam Research, Sr. Unscd. Notes	3.80	3/15/25	8,000,000		8,095,888

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Information Technology - 13.6% (continued)
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	5,000,000		5,049,990
Seagate HDD Cayman, Gtd. Bonds	4.88	6/1/27	6,000,000		5,619,078
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	7,500,000		8,096,280
		106,112,984
Materials - 4.1%
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/23	7,000,000	[c]	7,262,500
CRH America, Gtd. Notes	3.88	5/18/25	3,000,000	[a]	3,090,759
Dow Chemical, Sr. Unscd. Notes	4.13	11/15/21	5,500,000		5,857,093
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/21	6,000,000	[a]	6,111,840
Glencore Funding, Gtd. Notes	4.63	4/29/24	3,000,000	[a]	3,166,965
International Paper, Sr. Unscd. Notes	3.00	2/15/27	5,000,000		4,741,860
Valmont Industries, Gtd. Notes	6.63	4/20/20	1,667,000		1,852,105
		32,083,122
Municipal Bonds - 7.0%
Alabama Economic Settlement Authority, BP Settlement Revenue	3.16	9/15/25	5,000,000		5,062,750
Chicago, GO	7.05	1/1/29	4,000,000		4,119,600
Illinois, GO	5.88	3/1/19	2,000,000		2,115,080
Illinois, GO	6.20	7/1/21	1,100,000		1,156,639
Las Vegas Valley Water District, GO (Build America Bonds)	7.10	6/1/39	5,000,000		5,490,550
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	2.96	1/1/19	4,000,000		3,998,640
New Jersey Transportation Trust Fund Authority, (Transportation System)	1.76	12/15/18	5,000,000		4,914,200
North Texas Tollway Authority, Subordinate Lien System Revenue (Build America Bonds)	8.91	2/1/30	5,000,000		5,828,600
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	7,500,000		7,998,075
The Medical Center Hospital Authority, RAC (Columbus Regional Healthcare System, Inc. Project)	4.88	8/1/22	5,000,000		5,019,900
Wayne County, GO	4.25	12/1/18	3,105,000		3,120,773
West Contra Costa Unified School District, GO (Build America Bonds)	8.46	8/1/34	5,000,000		5,717,950
		54,542,757
Real Estate - 7.3%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/26	2,000,000		2,081,990
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/27	3,327,000		3,359,861
Brixmor Operating Partnership, Sr. Unscd. Notes	3.88	8/15/22	3,970,000		4,076,535
CBRE Services, Gtd. Notes	4.88	3/1/26	6,000,000		6,196,758
CubeSmart, Gtd. Notes	4.80	7/15/22	6,000,000		6,451,734
Duke Realty, Sr. Unscd. Notes	3.25	6/30/26	1,000,000		977,453
EPR Properties, Gtd. Notes	4.75	12/15/26	2,500,000		2,525,150
Essex Portfolio, Gtd. Notes	3.25	5/1/23	2,500,000		2,499,773
First Industrial, Sr. Unscd. Notes	7.50	12/1/17	2,500,000		2,608,092
Kilroy Realty, Gtd. Notes	4.38	10/1/25	5,000,000		5,244,985

24

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Real Estate - 7.3% (continued)
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	2,240,000		2,274,583
Liberty Property, Sr. Unscd. Notes	3.25	10/1/26	4,000,000		3,869,600
Prologis, Gtd. Notes	2.75	2/15/19	3,000,000		3,045,207
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,750,000		3,852,450
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/24	3,000,000		2,886,423
WEA Finance, Gtd. Notes	1.75	9/15/17	2,000,000	[a]	2,002,246
Weingarten Realty Investors, Sr. Unscd. Notes	3.50	4/15/23	3,000,000		3,020,202
		56,973,042
Telecommunications - 2.8%
AT&T, Sr. Unscd. Notes	3.60	2/17/23	7,000,000		7,072,779
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	6,500,000		6,898,066
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	7,000,000		7,713,559
		21,684,404
Utilities - 2.2%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	5,000,000		5,282,285
Entergy, Sr. Unscd. Notes	2.95	9/1/26	2,000,000		1,910,718
Exelon, Sr. Unscd. Notes	2.45	4/15/21	3,000,000		2,969,502
NextEra Energy Capital Holdings, Gtd. Debs.	2.70	9/15/19	3,000,000		3,048,117
PPL Capital Funding, Gtd. Notes	1.90	6/1/18	2,000,000		2,000,634
PPL Capital Funding, Gtd. Notes	3.95	3/15/24	2,000,000		2,089,818
		17,301,074
Total Bonds and Notes (cost $753,758,098)					772,067,964
Other Investment - .8%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,527,248)			6,527,248	[d]	6,527,248
Investment of Cash Collateral for Securities Loaned - 4.5%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $35,300,303)			35,300,303	[d]	35,300,303
Total Investments (cost $795,585,649)			103.9%		813,895,515
Liabilities, Less Cash and Receivables			(3.9%)		(30,574,303)
Net Assets			100.0%		783,321,212

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $116,212,827 or 14.84% of net assets.
b Security, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $37,080,248 and the value of the collateral held by the fund was $38,447,443, consisting of cash collateral of $35,300,303 and U.S. Government & Agency securities valued at $3,147,140.
c Variable rate security—rate shown is the interest rate in effect at period end.
d Investment in affiliated money market mutual fund.

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	89.4
Municipal Bonds	7.0
Money Market Investments	5.3
Foreign/Governmental	2.2
103.9

† Based on net assets.

See notes to financial statements.

26

BNY Mellon Short-Term U.S. Government Securities Fund
Bonds and Notes - 96.8%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Municipal Bonds - 3.9%
California Earthquake Authority, Revenue	2.81	7/1/19	1,275,000		1,290,198
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	2.11	7/1/18	2,850,000		2,882,005
Kansas Development Finance Authority, Revenue (State of Kansas - Kansas Public Employees Retirement System)	1.88	4/15/18	1,000,000		1,003,110
University of California Regents, General Revenue	1.28	7/1/17	3,000,000	[a]	3,000,300
		8,175,613
U.S. Government Agencies - 29.9%
Federal Farm Credit Bank, Bonds	1.10	10/15/18	6,500,000		6,478,927
Federal Farm Credit Bank, Bonds	1.23	1/25/19	7,660,000		7,620,359
Federal Farm Credit Bank, Bonds	1.11	1/28/19	3,050,000		3,037,934
Federal Farm Credit Bank, Bonds	1.25	3/4/19	2,775,000		2,761,305
Federal Farm Credit Bank, Bonds	1.18	8/1/19	2,000,000		1,988,656
Federal Farm Credit Bank, Bonds	1.16	9/26/19	1,000,000		990,597
Federal Farm Credit Bank, Bonds	1.17	1/13/20	3,000,000		2,962,374
Federal Home Loan Bank, Bonds	5.38	5/15/19	650,000		706,436
Federal Home Loan Mortgage Corp., Notes	1.30	5/24/19	2,000,000	[b]	1,993,594
Federal Home Loan Mortgage Corp., Notes	1.25	8/15/19	2,105,000	[b]	2,079,761
Federal Home Loan Mortgage Corp., Notes	1.30	9/20/19	4,000,000	[b]	3,972,780
Federal Home Loan Mortgage Corp., Notes	1.80	1/27/20	3,450,000	b	3,449,113
Federal Home Loan Mortgage Corp., Notes, Ser. 1	1.05	2/26/18	3,000,000	[b]	2,999,466
Federal National Mortgage Association, Notes	1.25	2/26/19	1,810,000	[b]	1,798,975
Federal National Mortgage Association, Notes	1.27	2/26/19	1,710,000	b	1,705,482
Federal National Mortgage Association, Notes	1.38	6/21/19	6,000,000	[b]	5,986,260
Federal National Mortgage Association, Notes	1.15	7/26/19	1,815,000	[b]	1,804,284
Federal National Mortgage Association, Notes	1.25	7/26/19	2,180,000	[b]	2,170,218
Federal National Mortgage Association, Notes	1.20	8/16/19	1,800,000	[b]	1,781,537
Federal National Mortgage Association, Notes	1.54	7/6/21	2,965,000	[b]	2,868,483
Federal National Mortgage Association, Notes, Ser. 1	1.00	4/30/18	3,310,000	[b]	3,309,364
Federal National Mortgage Association, Unscd. Notes, Ser. 3	1.15	8/23/19	1,000,000	[b]	987,860
		63,453,765
U.S. Government Agencies/Mortgage-Backed - 32.3%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 3846, Cl. CK, 1.50%, 9/15/20			104,539	b	104,501
REMIC, Ser. 4020, Cl. PC, 1.75%, 3/15/27			1,271,460	b	1,250,421
2.00%, 5/1/23			961,703	b	965,430
REMIC, Ser. 4016, Cl. AB, 2.00%, 10/15/21			5,387,968	b	5,407,654
Multifamily Structured Pass Through Certificates, Ser. K709, Cl. A2, 2.09%, 3/25/19			2,000,000	b	2,014,543
2.50%, 8/1/25			1,429,200	b	1,455,976
3.50%, 10/1/26-5/1/27			3,118,504	b	3,197,038
REMIC, Ser. 3986, Cl. P, 4.00%, 9/15/18			111,585	b	112,354
4.50%, 9/1/26			335,372	b	344,529

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Bonds and Notes - 96.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 32.3% (continued)
Federal National Mortgage Association:
REMIC, Ser. 2010-124, Cl. AG, 1.75%, 11/25/20			2,976,702	b	2,951,209
2.00%, 12/1/22-2/1/27			17,274,549	b	17,321,413
REMIC, Ser. 2010-13, Cl. KA, 2.00%, 12/25/18			286,038	b	286,699
2.50%, 12/1/23-10/1/26			10,580,362	b	10,755,108
REMIC, Ser. 2013-138, Cl. BE, 2.50%, 1/25/29			1,591,057	b	1,609,479
REMIC, Ser. 2011-23, Cl. AB, 2.75%, 6/25/20			770,507	b	776,247
REMIC, Ser. 2012-94, Cl. E, 3.00%, 6/25/22			1,039,270	b	1,057,898
REMIC, Ser. 2009-41, Cl. LE, 4.00%, 3/25/24			310,812	b	311,573
4.50%, 11/1/22			2,298,279	b	2,372,621
REMIC, Ser. 2003-67, Cl. TJ, 4.75%, 7/25/18			164,994	b	168,371
5.00%, 2/1/22			648,547	b	665,953
Government National Mortgage Association I:
Ser. 2013-101, Cl. A, 0.51%, 5/16/35			2,785,640		2,734,597
Ser. 2013-73, Cl. A, 0.98%, 12/16/35			4,011,301		3,954,056
Ser. 2012-55, Cl. A, 1.70%, 8/16/33			2,699,874		2,696,030
Ser. 2013-105, Cl. A, 1.71%, 2/16/37			3,472,833		3,414,804
Ser. 2011-20, Cl. A, 1.88%, 4/16/32			994,971		993,700
Ser. 2011-49, Cl. A, 2.45%, 7/16/38			1,561,600		1,566,945
		68,489,149
U.S. Government Securities - 30.7%
U.S. Treasury Notes	1.00	5/15/18	4,500,000		4,500,175
U.S. Treasury Notes	0.63	6/30/18	5,000,000	[c]	4,972,070
U.S. Treasury Notes	1.38	7/31/18	7,500,000		7,533,255
U.S. Treasury Notes	1.00	8/15/18	7,500,000		7,492,237
U.S. Treasury Notes	0.75	10/31/18	5,000,000		4,966,795
U.S. Treasury Notes	1.00	11/30/18	4,000,000	[c]	3,988,752
U.S. Treasury Notes	1.13	1/15/19	5,000,000		4,992,190
U.S. Treasury Notes	0.88	4/15/19	4,000,000		3,967,032
U.S. Treasury Notes	0.88	6/15/19	7,750,000		7,672,500
U.S. Treasury Notes	0.75	7/15/19	8,000,000	[c]	7,890,472
U.S. Treasury Notes	0.88	9/15/19	1,250,000		1,234,180
U.S. Treasury Notes	1.00	10/15/19	4,750,000		4,700,643
U.S. Treasury Notes	1.00	11/15/19	1,250,000		1,235,791
		65,146,092
Total Bonds and Notes (cost $206,713,804)					205,264,619
Other Investment - 1.6%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,334,930)			3,334,930	[d]	3,334,930
Total Investments (cost $210,048,734)			98.4%		208,599,549
Cash and Receivables (Net)			1.6%		3,359,925
Net Assets			100.0%		211,959,474

REMIC—Real Estate Mortgage Investment Conduit

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.
b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
c Security, or portion thereof, on loan. At February 28, 2017, the value of the fund’s securities on loan was $9,368,711 and the value of the collateral held by the fund was $9,643,287, consisting of U.S. Government & Agency securities.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Agencies/Mortgage-Backed	62.2
U.S. Government Securities	30.7
Municipal Bonds	3.9
Money Market Investment	1.6
98.4

† Based on net assets.

See notes to financial statements.

28

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2017 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	986,129,847	847,414,648	772,067,964	205,264,619
Affiliated issuers	28,223,203	7,320,923	41,827,551	3,334,930
Cash	-	-	691,482	2,324,941
Receivable for investment securities sold	17,468,202	-	1,010,868	-
Interest receivable	6,534,390	5,172,129	8,204,525	424,076
Receivable for shares of Beneficial Interest subscribed	257,487	224,244	415,952	2,236,107
Dividends receivable	3,411	2,844	1,843	565
Securities lending receivable	1,731	6,545	16,924	844
Prepaid expenses	24,372	26,825	33,929	18,869
	1,038,642,643	860,168,158	824,271,038	213,604,951
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	367,660	317,385	287,596	77,318
Due to Administrator—Note 3(a)	94,628	82,549	74,929	21,263
Cash overdraft due to Custodian	1,232,113	507,306	-	-
Liability for securities on loan—Note 1(b)	17,918,128	1,970,640	35,300,303	-
Payable for investment securities purchased	17,715,793	-	4,995,150	978,794
Payable for shares of Beneficial Interest redeemed	695,792	656,672	246,289	539,501
Accrued expenses	56,687	57,522	45,559	28,601
	38,080,801	3,592,074	40,949,826	1,645,477
Net Assets ($)	1,000,561,842	856,576,084	783,321,212	211,959,474
Composition of Net Assets ($):
Paid-in capital	997,577,417	863,181,670	783,437,949	225,518,426
Accumulated undistributed (distributions in excess of) investment income—net	(1,794,291)	(1,463,862)	(1,310,247)	(328,394)
Accumulated net realized gain (loss) on investments	(5,539,284)	(11,941,163)	(17,116,356)	(11,781,373)
Accumulated net unrealized appreciation (depreciation) on investments	10,318,000	6,799,439	18,309,866	(1,449,185)
Net Assets ($)	1,000,561,842	856,576,084	783,321,212	211,959,474
† Investments at cost ($)
Unaffiliated issuers	975,811,847	840,615,209	753,758,098	206,713,804
Affiliated issuers	28,223,203	7,320,923	41,827,551	3,334,930
†† Value of securities on loan ($)	21,842,796	96,243,063	37,080,248	9,368,711
Net Asset Value Per Share
Class M
Net Assets ($)	992,108,747	850,351,162	781,219,737	210,136,531
Shares Outstanding	78,397,035	67,927,086	60,832,580	17,949,291
Net Asset Value Per Share ($)	12.65	12.52	12.84	11.71
Investor Shares
Net Assets ($)	8,453,095	6,224,922	2,101,475	1,822,943
Shares Outstanding	669,383	496,953	163,783	155,917
Net Asset Value Per Share ($)	12.63	12.53	12.83	11.69

See notes to financial statements.

29

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2017 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	14,646,802	9,455,426	15,658,917	1,242,875
Dividends from affiliated issuers	24,165	15,296	10,257	5,669
Income from securities lending—Note 1(b)	12,927	38,264	106,270	14,803
Total Income	14,683,894	9,508,986	15,775,444	1,263,347
Expenses:
Investment advisory fee—Note 3(a)	2,010,969	1,733,696	1,652,656	382,259
Administration fee—Note 3(a)	627,035	540,595	515,312	136,227
Custodian fees—Note 3(b)	40,568	34,093	29,691	8,651
Trustees’ fees and expenses—Note 3(c)	32,991	41,058	29,700	7,229
Professional fees	27,717	27,238	24,548	17,793
Registration fees	18,940	17,180	22,908	17,790
Loan commitment fees—Note 2	13,432	13,602	15,777	4,082
Shareholder servicing costs—Note 3(b)	11,407	9,080	1,892	2,501
Prospectus and shareholders’ reports	3,535	6,733	2,271	5,786
Interest expense—Note 2	-	-	59	-
Miscellaneous	27,810	24,215	31,306	14,228
Total Expenses	2,814,404	2,447,490	2,326,120	596,546
Less—reduction in fees due to earnings credits—Note 3(b)	(99)	(81)	(21)	(22)
Net Expenses	2,814,305	2,447,409	2,326,099	596,524
Investment Income—Net	11,869,589	7,061,577	13,449,345	666,823
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(897,119)	821,183	1,754,134	(100,082)
Net unrealized appreciation (depreciation) on investments	(30,943,177)	(14,082,390)	(15,824,480)	(1,117,979)
Net Realized and Unrealized Gain (Loss) on Investments	(31,840,296)	(13,261,207)	(14,070,346)	(1,218,061)
Net (Decrease) in Net Assets Resulting from Operations	(19,970,707)	(6,199,630)	(621,001)	(551,238)

See notes to financial statements.

30

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	11,869,589	24,158,082	7,061,577	14,004,644
Net realized gain (loss) on investments	(897,119)	6,515,181	821,183	158,106
Net unrealized appreciation (depreciation) on investments	(30,943,177)	26,968,596	(14,082,390)	15,914,271
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,970,707)	57,641,859	(6,199,630)	30,077,021
Distributions to Shareholders from ($):
Investment income—net:
Class M	(14,052,481)	(28,195,330)	(8,701,101)	(17,610,181)
Investor Shares	(113,213)	(221,091)	(61,343)	(127,578)
Net realized gain on investments:
Class M	(2,338,221)	-	-	-
Investor Shares	(20,354)	-	-	-
Total Distributions	(16,524,269)	(28,416,421)	(8,762,444)	(17,737,759)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	86,324,330	135,302,949	89,536,985	121,361,604
Investor Shares	4,554,185	8,842,498	2,643,781	9,093,845
Distributions reinvested:
Class M	2,498,989	4,861,827	1,885,462	3,762,278
Investor Shares	102,710	195,680	58,492	120,111
Cost of shares redeemed:
Class M	(91,239,405)	(148,837,129)	(95,662,378)	(145,270,631)
Investor Shares	(5,487,731)	(7,895,083)	(4,590,907)	(8,529,880)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,246,922)	(7,529,258)	(6,128,565)	(19,462,673)
Total Increase (Decrease) in Net Assets	(39,741,898)	21,696,180	(21,090,639)	(7,123,411)
Net Assets ($):
Beginning of Period	1,040,303,740	1,018,607,560	877,666,723	884,790,134
End of Period	1,000,561,842	1,040,303,740	856,576,084	877,666,723
Undistributed (distributions in excess of) investment income (loss)—net	(1,794,291)	501,814	(1,463,862)	237,005
Capital Share Transactions (Shares):
Class Ma
Shares sold	6,764,529	10,496,743	7,141,986	9,608,380
Shares issued for distributions reinvested	196,093	377,002	150,155	297,744
Shares redeemed	(7,183,930)	(11,582,419)	(7,631,594)	(11,519,147)
Net Increase (Decrease) in Shares Outstanding	(223,308)	(708,674)	(339,453)	(1,613,023)
Investor Shares[a]
Shares sold	354,719	685,758	209,961	718,365
Shares issued for distributions reinvested	8,077	15,197	4,653	9,500
Shares redeemed	(428,766)	(612,572)	(364,984)	(675,154)
Net Increase (Decrease) in Shares Outstanding	(65,970)	88,383	(150,370)	52,711

[a]During the period ended February 28, 2017, 315,566 Class M shares representing $4,054,881 were exchanged for 316,229 Investor shares for BNY Mellon Bond Fund and 204,035 Class M shares representing $2,567,116 were exchanged for 203,934 Investor shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

31

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	13,449,345	24,423,382	666,823	739,478
Net realized gain (loss) on investments	1,754,134	(2,483,138)	(100,082)	(27,501)
Net unrealized appreciation (depreciation) on investments	(15,824,480)	35,559,289	(1,117,979)	672,612
Net Increase (Decrease) in Net Assets Resulting from Operations	(621,001)	57,499,533	(551,238)	1,384,589
Distributions to Shareholders from ($):
Investment income—net:
Class M	(15,273,221)	(27,952,207)	(1,058,992)	(2,050,626)
Investor Shares	(25,706)	(105,956)	(7,593)	(12,314)
Total Distributions	(15,298,927)	(28,058,163)	(1,066,585)	(2,062,940)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	87,629,445	200,332,812	102,442,880	115,776,155
Investor Shares	2,068,322	3,830,590	1,254,178	1,396,436
Distributions reinvested:
Class M	4,419,124	8,733,097	257,564	505,001
Investor Shares	16,797	36,078	6,771	11,133
Cost of shares redeemed:
Class M	(144,943,502)	(174,562,705)	(105,716,726)	(96,504,648)
Investor Shares	(1,759,738)	(7,400,689)	(1,327,299)	(1,070,230)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(52,569,552)	30,969,183	(3,082,632)	20,113,847
Total Increase (Decrease) in Net Assets	(68,489,480)	60,410,553	(4,700,455)	19,435,496
Net Assets ($):
Beginning of Period	851,810,692	791,400,139	216,659,929	197,224,433
End of Period	783,321,212	851,810,692	211,959,474	216,659,929
Undistributed (distributions in excess of) investment income (loss)—net	(1,310,247)	539,335	(328,394)	71,368
Capital Share Transactions (Shares):
Class Ma
Shares sold	6,815,909	15,773,365	8,749,129	9,784,196
Shares issued for distributions reinvested	344,188	687,925	21,935	42,689
Shares redeemed	(11,339,514)	(13,882,122)	(9,012,036)	(8,159,136)
Net Increase (Decrease) in Shares Outstanding	(4,179,417)	2,579,168	(240,972)	1,667,749
Investor Shares[a]
Shares sold	161,774	301,786	106,636	118,090
Shares issued for distributions reinvested	1,310	2,849	578	942
Shares redeemed	(136,546)	(589,556)	(112,995)	(90,655)
Net Increase (Decrease) in Shares Outstanding	26,538	(284,921)	(5,781)	28,377

[a]During the period ended February 28, 2017, 171,820 Class M shares representing $2,196,476 were exchanged for 171,962 Investor shares for BNY Mellon Corporate Bond Fund and 107,201 Class M shares representing $1,262,137 were exchanged for 107,317 Investor shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

32

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Bond Fund	Six Months Ended February 28, 2017 (Unaudited)		2016	2015	2014	2013		2012
Per Share Data ($):
Net asset value, beginning of period	13.11		12.74	13.00	12.89	13.71		13.38
Investment Operations:
Investment income—net [a]	.15		.31	.29	.31	.32		.38
Net realized and unrealized gain (loss) on investments	(.40)		.42	(.18)	.34	(.64)		.42
Total from Investment Operations	(.25)		.73	.11	.65	(.32)		.80
Distributions:
Dividends from investment income—net	(.18)		(.36)	(.34)	(.36)	(.39)		(.44)
Dividends from net realized gain on investments	(.03)		-	(.03)	(.18)	(.11)		(.03)
Total Distributions	(.21)		(.36)	(.37)	(.54)	(.50)		(.47)
Net asset value, end of period	12.65		13.11	12.74	13.00	12.89		13.71
Total Return (%)	(1.92)	[b]	5.82	.87	5.19	(2.41)		6.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[c]	.56	.55	.55	.55		.55
Ratio of net expenses to average net assets	.56	[c]	.56	.55	.55	.55		.55
Ratio of net investment income to average net assets	2.36	[c]	2.38	2.21	2.41	2.40		2.80
Portfolio Turnover Rate	38.23	b	72.21	59.94	43.62	66.14	[d]	76.43
Net Assets, end of period ($ x 1,000)	992,109		1,030,685	1,010,387	1,040,204	1,148,032		1,326,472

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
d  The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 65.03%.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Bond Fund	Six Months Ended February 28, 2017 (Unaudited)		2016	2015	2014	2013		2012
Per Share Data ($):
Net asset value, beginning of period	13.08		12.71	12.97	12.86	13.69		13.35
Investment Operations:
Investment income—net [a]	.14		.27	.26	.28	.29		.34
Net realized and unrealized gain (loss) on investments	(.40)		.43	(.18)	.34	(.65)		.43
Total from Investment Operations	(.26)		.70	.08	.62	(.36)		.77
Distributions:
Dividends from investment income—net	(.16)		(.33)	(.31)	(.33)	(.36)		(.40)
Dividends from net realized gain on investments	(.03)		-	(.03)	(.18)	(.11)		(.03)
Total Distributions	(.19)		(.33)	(.34)	(.51)	(.47)		(.43)
Net asset value, end of period	12.63		13.08	12.71	12.97	12.86		13.69
Total Return (%)	(1.97)	[b]	5.55	.62	4.95	(2.74)		5.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.81	.80	.80	.80		.80
Ratio of net expenses to average net assets	.81	[c]	.81	.80	.80	.80		.80
Ratio of net investment income to average net assets	2.11	[c]	2.14	1.95	2.16	2.16		2.55
Portfolio Turnover Rate	38.23	[b]	72.21	59.94	43.62	66.14	[d]	76.43
Net Assets, end of period ($ x 1,000)	8,453		9,619	8,221	9,246	8,387		9,240

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.
d  The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 65.03%.

See notes to financial statements.

34

			Class M Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	Six Months Ended February 28, 2017 (Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.74		12.55	12.75	12.73	13.26	13.09
Investment Operations:
Investment income—net [a]	.10		.20	.19	.21	.23	.29
Net realized and unrealized gain (loss) on investments	(.19)		.25	(.15)	.17	(.44)	.25
Total from Investment Operations	(.09)		.45	.04	.38	(.21)	.54
Distributions:
Dividends from investment income—net	(.13)		(.26)	(.24)	(.27)	(.30)	(.37)
Dividends from net realized gain on investments	-		-	-	(.09)	(.02)	(.00)	[b]
Total Distributions	(.13)		(.26)	(.24)	(.36)	(.32)	(.37)
Net asset value, end of period	12.52		12.74	12.55	12.75	12.73	13.26
Total Return (%)	(.73)	[c]	3.60	.39	2.87	(1.64)	4.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[d]	.56	.55	.55	.56	.55
Ratio of net expenses to average net assets	.56	[d]	.56	.55	.55	.56	.55
Ratio of net investment income to average net assets	1.63	[d]	1.61	1.46	1.66	1.77	2.23
Portfolio Turnover Rate	21.27	[c]	32.99	50.80	42.45	44.76	39.00
Net Assets, end of period ($ x 1,000)	850,351		869,419	877,322	912,247	949,095	957,778

a  Based on average shares outstanding.
b  Amount represents less than $.01 per share.
c  Not annualized.
d  Annualized.

See notes to financial statements.

35

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	Six Months Ended February 28, 2017 (Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.74		12.56	12.75	12.73	13.26	13.09
Investment Operations:
Investment income—net [a]	.09		.17	.15	.18	.20	.26
Net realized and unrealized gain (loss) on investments	(.19)		.24	(.13)	.16	(.45)	.24
Total from Investment Operations	(.10)		.41	.02	.34	(.25)	.50
Distributions:
Dividends from investment income—net	(.11)		(.23)	(.21)	(.23)	(.26)	(.33)
Dividends from net realized gain on investments	-		-	-	(.09)	(.02)	(.00)	[b]
Total Distributions	(.11)		(.23)	(.21)	(.32)	(.28)	(.33)
Net asset value, end of period	12.53		12.74	12.56	12.75	12.73	13.26
Total Return (%)	(.79)	[c]	3.26	.14	2.69	(1.91)	3.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[d]	.81	.80	.80	.82	.81
Ratio of net expenses to average net assets	.81	[d]	.81	.80	.80	.82	.81
Ratio of net investment income to average net assets	1.38	[d]	1.36	1.21	1.40	1.51	1.98
Portfolio Turnover Rate	21.27	[c]	32.99	50.80	42.45	44.76	39.00
Net Assets, end of period ($ x 1,000)	6,225		8,247	7,468	6,415	8,397	5,012

a  Based on average shares outstanding.
b  Amount represents less than $.01 per share.
c  Not annualized.
d  Annualized.

See notes to financial statements.

36

			Class M Shares
			Year Ended August 31,
BNY Mellon Corporate Bond Fund	Six Months Ended February 28, 2017 (Unaudited)		2016	2015	2014		2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	13.07		12.59	12.96	12.49		12.91	12.50
Investment Operations:
Investment income—net [b]	.21		.39	.35	.32		.30	.12
Net realized and unrealized gain (loss) on investments	(.20)		.54	(.31)	.56		(.29)	.43
Total from Investment Operations	.01		.93	.04	.88		.01	.55
Distributions:
Dividends from investment income—net	(.24)		(.45)	(.41)	(.41)		(.39)	(.14)
Dividends from net realized gain on investments	-		-	-	(.00)	[c]	(.04)	-
Total Distributions	(.24)		(.45)	(.41)	(.41)		(.43)	(.14)
Net asset value, end of period	12.84		13.07	12.59	12.96		12.49	12.91
Total Return (%)	.07	[d]	7.55	.31	7.21		.02	4.40	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[e]	.56	.56	.56		.58	.70	[e]
Ratio of net expenses to average net assets	.56	[e]	.56	.56	.56		.58	.60	[e]
Ratio of net investment income to average net assets	3.26	[e]	3.10	2.71	2.48		2.31	2.25	[e]
Portfolio Turnover Rate	19.32	[d]	34.99	34.56	33.17		36.99	34.08	d
Net Assets, end of period ($ x 1,000)	781,220		850,017	786,085	747,274		554,152	312,231

a  From March 2, 2012 (commencement of operations) to August 31, 2012.
b  Based on average shares outstanding.
c  Amount represents less than $.01 per share.
d  Not annualized.
e  Annualized.

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Corporate Bond Fund	Six Months Ended February 28, 2017 (Unaudited)		2016	2015	2014		2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	13.07		12.59	12.96	12.49		12.91	12.50
Investment Operations:
Investment income—net [b]	.19		.35	.33	.28		.26	.07
Net realized and unrealized gain (loss) on investments	(.21)		.55	(.32)	.57		(.29)	.46
Total from Investment Operations	(.02)		.90	.01	.85		(.03)	.53
Distributions:
Dividends from investment income—net	(.22)		(.42)	(.38)	(.38)		(.35)	(.12)
Dividends from net realized gain on investments	-		-	-	(.00)	[c]	(.04)	-
Total Distributions	(.22)		(.42)	(.38)	(.38)		(.39)	(.12)
Net asset value, end of period	12.83		13.07	12.59	12.96		12.49	12.91
Total Return (%)	(.13)	[d]	7.29	.04	6.92		(.24)	4.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[e]	.81	.81	.82		.85	1.12	[e]
Ratio of net expenses to average net assets	.81	e	.81	.81	.82		.85	.85	[e]
Ratio of net investment income to average net assets	3.02	[e]	2.83	2.46	2.21		2.05	1.67	[e]
Portfolio Turnover Rate	19.32	[d]	34.99	34.56	33.17		36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	2,101		1,793	5,315	1,519		575	40

a  From March 2, 2012 (commencement of operations) to August 31, 2012.
b  Based on average shares outstanding.
c  Amount represents less than $.01 per share.
d  Not annualized.
e  Annualized.

See notes to financial statements.

38

			Class M Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	Six Months Ended February 28, 2017 (Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.81		11.84	11.95	12.03	12.22	12.30
Investment Operations:
Investment income (loss)—net [a]	.04		.04	.06	.02	(.02)	(.00)	[b]
Net realized and unrealized gain (loss) on investments	(.08)		.05	(.02)	.03	(.04)	.01
Total from Investment Operations	(.04)		.09	.04	.05	(.06)	.01
Distributions:
Dividends from investment income—net	(.06)		(.12)	(.15)	(.13)	(.13)	(.09)
Net asset value, end of period	11.71		11.81	11.84	11.95	12.03	12.22
Total Return (%)	(.34)	[c]	.77	.31	.44	(.49)	.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	[d]	.55	.54	.53	.53	.52
Ratio of net expenses to average net assets	.54	[d]	.55	.54	.53	.53	.52
Ratio of net investment income (loss) to average net assets	.61	[d]	.37	.47	.19	(.13)	(.00)	[e]
Portfolio Turnover Rate	43.67	c	100.46	105.49	116.19	125.01	152.13
Net Assets, end of period ($ x 1,000)	210,137		214,754	195,648	253,961	279,192	302,756

a  Based on average shares outstanding.
b  Amount represents less than $.01 per share.
c  Not annualized.
d  Annualized.
e  Amount represents less than .01%.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	Six Months Ended February 28, 2017 (Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.79		11.82	11.93	12.01	12.21	12.29
Investment Operations:
Investment income (loss)—net [a]	.02		.01	.03	(.01)	(.05)	(.04)
Net realized and unrealized gain (loss) on investments	(.07)		.05	(.02)	.03	(.05)	.02
Total from Investment Operations	(.05)		.06	.01	.02	(.10)	(.02)
Distributions:
Dividends from investment income—net	(.05)		(.09)	(.12)	(.10)	(.10)	(.06)
Net asset value, end of period	11.69		11.79	11.82	11.93	12.01	12.21
Total Return (%)	(.45)	[b]	.51	.07	.18	(.84)	(.15)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	[c]	.80	.79	.78	.78	.78
Ratio of net expenses to average net assets	.79	c	.80	.79	.78	.78	.78
Ratio of net investment income (loss) to average net assets	.36	c	.12	.22	(.06)	(.40)	(.29)
Portfolio Turnover Rate	43.67	b	100.46	105.49	116.19	125.01	152.13
Net Assets, end of period ($ x 1,000)	1,823		1,906	1,576	801	894	1,142

a  Based on average shares outstanding.
b  Not annualized.
c  Annualized.

See notes to financial statements.

40

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2017 in valuing each fund’s investments:

At February 28, 2017, there were no transfers between levels of the fair value hierarchy.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Commercial Mortgage-Backed	-	-	13,566,755	-	-	-	13,566,755
Corporate Bonds†	-	-	444,938,794	-	-	-	444,938,794
Foreign Government	-	-	15,651,835	-	-	-	15,651,835
Municipal Bonds†	-	-	72,582,068	-	-	-	72,582,068
Registered Investment Companies	28,223,203	-	-	-	-	-	28,223,203
U.S. Government Agencies/ Mortgage-Backed	-	-	249,840,776	-	-	-	249,840,776
U.S. Treasury	-	-	72,582,068	-	-	-	189,549,619

42

Table 1—Fair Value Measurements (contibued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Intermediate Bond Fund
Asset-Backed	-	-	52,658	-	-	-	52,658
Corporate Bonds†	-	-	455,492,175	-	-	-	455,492,175
Foreign Government	-	-	13,402,813	-	-	-	13,402,813
Municipal Bonds†	-	-	36,779,126	-	-	-	36,779,126
Registered Investment Companies	7,320,923	-	-	-	-	-	7,320,923
U.S. Government Agencies/ Mortgage-Backed	-	-	12,482,664	-	-	-	12,482,664
U.S. Treasury	-	-	329,205,212	-	-	-	329,205,212
BNY Mellon Corporate Bond Fund
Corporate Bonds†	-	-	699,981,778	-	-	-	699,981,778
Foreign Government	-	-	17,543,429	-	-	-	17,543,429
Municipal Bonds†	-	-	54,542,757	-	-	-	54,542,757
Registered Investment Companies	41,827,551	-	-	-	-	-	41,827,551
BNY Mellon Short-Term U.S. Government Securities Fund
Municipal Bonds†	-	-	8,175,613	-	-	-	8,175,613
Registered Investment Company	3,334,930	-	-	-	-	-	3,334,930
U.S. Government Agencies/ Mortgage-Backed	-	-	131,942,914	-	-	-	131,942,914
U.S. Treasury	-	-	65,146,092	-	-	-	65,146,092

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2017.

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 2—Securities Lending Agreement

BNY Mellon Bond Fund	$ 2,526
BNY Mellon Intermediate Bond Fund	7,582
BNY Mellon Corporate Bond Fund	21,613
BNY Mellon Short-Term U.S. Government Securities Fund	2,988

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended February 28, 2017.

(d) Risk: The funds invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

Table 3—Affiliated Investment Companies
	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 2/28/2017 ($)	Net Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	5,312,290	1,990,050	7,302,340	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	32,727,374	110,103,009	132,525,308	10,305,075	1.0
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	31,046,805	13,128,677	17,918,128	1.8
Total	38,039,664	143,139,864	152,956,325	28,223,203	2.8
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	8,656,030	183,090	8,839,120	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,324,571	97,963,092	102,937,380	5,350,283.6
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	14,002,151	12,031,511	1,970,640.2
Total	18,980,601	112,148,333	123,808,011	7,320,923.8
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	26,115,869	17,048,360	43,164,229	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,826,896	104,312,895	101,612,543	6,527,248.8
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	103,237,280	67,936,977	35,300,303	4.5
Total	29,942,765	224,598,535	212,713,749	41,827,551	5.3
BNY Mellon Short-Term U.S. Government Securities Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,814,000	108,495,595	107,974,665	3,334,930	1.6
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	11,938,802	11,938,802	-	-
Total	2,814,000	120,434,397	119,913,467	3,334,930	1.6

† During the period ended February 28, 2017, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

44

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2017, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2017, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2016.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2016. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 4—Capital Loss Carryover
	Expiring in fiscal year			Post-Enactment Short-Term Losses($)	†† Post-Enactment Long-Term Losses($)
	2018 ($)	† 2019 ($)	†			††† Total($)
BNY Mellon Intermediate Bond Fund	-	-		4,417,099	2,625,266	7,042,365
BNY Mellon Corporate Bond Fund	-	-		3,595,641	7,446,559	11,042,200
BNY Mellon Short-Term U.S. Government Securities Fund	28,528	64,834		6,744,744	4,656,712	11,494,818

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term losses which can be carried forward for an unlimited period.

††† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 5—Tax Character of Distributions Paid

2016
Ordinary Income ($)
BNY Mellon Bond Fund	28,416,421
BNY Mellon Intermediate Bond Fund	17,737,759
BNY Mellon Corporate Bond Fund	28,058,163
BNY Mellon Short-Term U.S. Government Securities Fund	2,062,940

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2017, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2017 for BNY Mellon Corporate Bond Fund was approximately $7,200, with a related weighted average annualized interest rate of 1.64%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion                        .15%

$6 billion up to $12 billion           .12%

In excess of $12 billion               .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended February 28, 2017, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$11,183
BNY Mellon Intermediate Bond Fund	8,862
BNY Mellon Corporate Bond Fund	1,848
BNY Mellon Short-Term U.S. Government Securities Fund Fund	2,453

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 7.

46

Table 7—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Bond Fund	134	(99)
BNY Mellon Intermediate Bond Fund	110	(81)
BNY Mellon Corporate Bond Fund	27	(21)
BNY Mellon Short-Term U.S. Government Securities Fund	30	(22)

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2017 pursuant to the custody agreement.

Table 8—Custody Agreement Fees

BNY Mellon Bond Fund	$ 40,568
BNY Mellon Intermediate Bond Fund	34,093
BNY Mellon Corporate Bond Fund	29,691
BNY Mellon Short-Term U.S. Government Securities Fund	8,651

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 9 summarizes the amount each fund was charged during the period ended February 28, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 9—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$44
BNY Mellon Intermediate Bond Fund	63
BNY Mellon Corporate Bond Fund	10
BNY Mellon Short-Term U.S. Government Securities Fund	9

During the period ended February 28, 2017, each fund was charged $5,604 for services performed by the Chief Compliance Officer and his staff.

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended February 28, 2017.

Table 12 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2017.

At February 28, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 10—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	303,386	1,644	57,960	4,670
BNY Mellon Intermediate Bond Fund	264,660	1,255	46,800	4,670
BNY Mellon Corporate Bond Fund	240,228	398	42,300	4,670
BNY Mellon Short-Term U.S. Government Securities Fund	59,650	326	12,672	4,670

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	383,135,436	392,377,710
BNY Mellon Intermediate Bond Fund	182,729,662	183,772,707
BNY Mellon Corporate Bond Fund	158,371,443	211,073,302
BNY Mellon Short-Term U.S. Government Securities Fund	92,944,338	99,870,539

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	20,222,372	9,904,372	10,318,000
BNY Mellon Intermediate Bond Fund	11,035,210	4,235,771	6,799,439
BNY Mellon Corporate Bond Fund	20,775,309	2,465,443	18,309,866
BNY Mellon Short-Term U.S. Government Securities Fund	60,283	1,509,468	(1,449,185)

48

NOTES

49

NOTES

50

NOTES

51

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation	MFTSA0217-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT February 28, 2017

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2016 through February 28, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally produced flat returns in September. Meanwhile, U.S. government securities began to give back previous gains in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. Stock prices moderated in the weeks before U.S. elections in November, but equity markets subsequently rallied to a series of new highs over the remainder of the reporting period as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

U.S. political developments and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust

March 15, 2017

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through February 28, 2017, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of -2.63%, and Investor shares produced a total return of -2.75%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -2.60%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -2.53% for the same period.3,4

Municipal bonds produced mild losses in a volatile market due to rising interest rates, changing supply-and-demand dynamics, and political uncertainty. The fund produced returns that were roughly in line with the Index.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Political and Technical Factors Fueled Market Volatility

In the wake of relatively strong returns from municipal bonds earlier in 2016, volatility began to increase near the start of the reporting period when issuers came to market with a flood of new municipal securities in anticipation of a short-term interest rate hike from the Federal Reserve Board (the “Fed”). Market declines accelerated in November as previously robust investor demand faltered in response to the unexpected election of a new presidential administration, which immediately sparked greater uncertainty regarding potential changes in the federal government’s future tax and fiscal policies. By the end of the reporting period, municipal bonds generally lost value.

Meanwhile, a growing U.S. economy continued to support sound credit conditions for most municipal bond issuers. Several states and municipalities are facing pressure from underfunded pension systems, but most have benefited from rising tax revenues, balanced operating budgets, and replenished “rainy day” reserves.

Security Selection Strategy Supported Fund’s Relative Results

The fund’s performance compared to the Index was enhanced during the reporting period by revenue-backed bonds, particularly those with shorter maturities and credit ratings toward the lower end of the market’s investment-grade spectrum. A small position in high yield municipal bonds, which are rated below investment grade, also proved beneficial. The fund achieved especially strong results from its investments in shorter maturity securities issued by the state of Illinois, the territory of Puerto Rico, and bonds backed by revenues from transportation facilities such as airports and toll roads. Results were further bolstered by the fund’s holdings of escrowed bonds.

Our interest rate strategies also proved effective, as a mildly short average duration helped reduce the fund’s sensitivity to rising rates. More significantly, our use of futures contracts added substantial value in the rising interest-rate environment.

The benefits of these relatively successful strategies were balanced by shortfalls in other areas. Longer maturity bonds from New York and California underperformed national market averages, as did AAA-rated securities and revenue-backed bonds issued on behalf of hospitals.

A Conservative Investment Posture

As of the end of the reporting period, the national municipal bond market has remained volatile in light of the December 2016 rate hike by the Fed, expectations of further interest-rate increases, ongoing political uncertainty, and changing supply-and-demand dynamics. Therefore, we have retained a relatively defensive investment posture, including a mildly short average duration. While we generally have maintained the fund’s credit quality and sector allocations in ranges that are roughly in line with those of the Index, we have identified an ample number of opportunities among revenue-backed bonds from the transportation sector. In contrast, the fund held relatively few positions in tax-supported general obligation bonds, particularly those from local issuers.

We currently expect yield differences to narrow along the market’s maturity spectrum, and we have attempted to capture the benefits of falling yield spreads by maintaining a “barbell” yield curve strategy with overweighted exposure at the short and long ends of the market’s maturity range. In our view, these are prudent strategies until the implications of upcoming tax reform proposals become clearer.

March 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.
3 Source: Lipper Inc.— S&P Municipal Bond Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses. Investors cannot invest directly in any index.
4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Index has been calculated for a 10-year period.
5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

For the period from September 1, 2016 through February 28, 2017, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of -0.28%, and Investor shares produced a total return of -0.33%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of -0.02%,2 and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of -0.04% for the same period.3,4

Short-term municipal bonds produced roughly flat total returns amid rising interest rates, changing supply-and-demand dynamics, and political uncertainty. The fund produced lower returns than the Index, mainly due to its exposure in the rising interest-rate environment to securities with longer maturities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally may invest in taxable bonds, including for temporary defensive purposes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Political and Technical Factors Fueled Market Volatility

In the wake of relatively strong returns from municipal bonds earlier in 2016, volatility began to increase near the start of the reporting period when issuers came to market with a flood of new municipal securities in anticipation of a short-term interest rate hike from the Federal Reserve Board (the “Fed”), which indeed occurred in mid-December. Market declines accelerated in November as previously robust investor demand faltered in response to the unexpected election of a new presidential administration, which immediately sparked greater uncertainty regarding potential changes in the federal government’s future tax and fiscal policies. By the end of the reporting period, municipal bonds generally lost value. These influences had a greater impact on intermediate- and long-term securities than on their short-term counterparts.

Meanwhile, a growing U.S. economy continued to support sound credit conditions for most municipal bond issuers. Several states and municipalities are facing pressure from underfunded pension systems, but most have benefited from rising tax revenues, balanced operating budgets, and replenished “rainy day” reserves.

Longer Maturities Dampened Fund’s Relative Results

The fund’s performance compared to the Index was constrained during the reporting period by its holdings of longer maturity bonds - including those with maturities that are not represented in the Index - that proved more sensitive to rising interest rates than shorter term securities. Underweighted exposure to escrowed bonds, state-issued general obligation bonds, and bonds backed by revenues from educational facilities and public utilities also weighed on the fund’s relative results to a degree.

The fund achieved better relative results in other areas. Securities with final maturities of less than one year fared especially well, as did shorter duration municipal bonds issued by New York and Illinois. Among revenue-backed bonds, the fund achieved attractive returns from securities issued on behalf of transportation facilities such as airports and toll roads. From a credit quality perspective, the fund’s overweighted position in A-rated bonds generally added value due to their shorter maturities, but longer term AAA securities lagged market averages.

A Conservative Investment Posture

As of the end of the reporting period, the national municipal bond market has remained volatile in light of expectations of additional rate hikes from Fed, ongoing political uncertainty, and changing supply-and-demand dynamics. Therefore, we have retained a relatively defensive investment posture, including a mildly short average duration. While we generally have maintained the fund’s sector allocations in ranges that are roughly in line with those of the Index, we have identified an ample number of income opportunities among bonds with A and BBB credit ratings. We currently expect yield differences to narrow along the market’s maturity spectrum, and we have attempted to capture the benefits of falling yield spreads by maintaining a “barbell” yield curve strategy with overweighted exposure at the short and long ends of the fund’s maturity range. In our view, these are prudent strategies until the implications of upcoming tax reform proposals become clearer.

March 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. For the avoidance of doubt, the lowest rating is used in determining if a bond is eligible for the index. S&P Dow Jones Indices looks at the long term rating, either insured or uninsured, and the underlying rating for index inclusion. Bonds that are pre-refunded or escrowed to maturity are included in this index. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index. 3 Source: Lipper Inc. — The S&P Municipal Bond Short Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of six months and a maximum maturity of up to, but not including, four years. Unlike a mutual fund, the Index is not subject to charges, fees, and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through February 28, 2017, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of -2.63%, and Investor shares produced a total return of -2.83%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -2.60%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -2.53% for the same period.3,4

Municipal bonds produced mild losses in a volatile market due to rising interest rates, changing supply-and-demand dynamics, and political uncertainty. Although Pennsylvania bonds generally underperformed national market averages, the fund’s security selection strategy enabled it to produce returns that were roughly in line with the Index.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Political and Technical Factors Fueled Market Volatility

In the wake of relatively strong returns from municipal bonds earlier in 2016, volatility began to increase near the start of the reporting period when issuers came to market with a flood of new municipal securities in anticipation of a short-term interest rate hike from the Federal Reserve Board (the “Fed”). Market declines accelerated in November as previously robust investor demand faltered in response to the unexpected election of a new presidential administration, which immediately sparked greater uncertainty regarding potential changes in the federal government’s future tax and fiscal policies. By the end of the reporting period, municipal bonds generally lost value.

Meanwhile, a growing U.S. economy continued to support sound credit conditions for most municipal bond issuers. Several states and municipalities are facing pressure from underfunded pension systems, but most have benefited from rising tax revenues, balanced operating budgets, and replenished “rainy day” reserves. Pennsylvania has participated in the national economic recovery, and it recently has shown improved fiscal discipline after previously struggling with various budget matters.

Pennsylvania Bonds Lagged National Averages

The fund’s performance compared to the Index was enhanced during the reporting period by its holdings of municipal securities with relatively short maturities, including escrowed bonds, revenue-backed bonds issued on behalf of educational facilities, and securities with AAA and AA credit ratings. Our interest-rate strategies also proved effective, as a mildly short average duration over much of the reporting period helped reduce the fund’s sensitivity to rising rates. More significantly, our use of futures contracts added substantial value in the rising interest-rate environment.

The benefits of these relatively successful strategies were balanced by the fund’s focus on securities from Pennsylvania issuers, which generally underperformed national market averages. In addition, the fund encountered shortfalls among longer-maturity bonds, including revenue-backed bonds issued on behalf of health care facilities and holdings with longer maturities that are not represented in the Index.

A Conservative Investment Posture

As of the end of the reporting period, the national municipal bond market has remained volatile in light of the December 2016 rate hike by the Fed, expectations of additional interest-rate increases, ongoing political uncertainty, and changing supply-and-demand dynamics. Therefore, we have retained a relatively defensive investment posture, including an average duration that is roughly in line with that of the Index. While we generally have maintained the fund’s credit quality and sector allocations in ranges that also roughly match the Index’s composition, we have identified an ample number of opportunities among bonds backed by revenues from health care and educational facilities. In contrast, we have found fewer municipal bonds meeting our criteria among the Commonwealth of Pennsylvania’s tax-supported general obligation bonds and, to a lesser extent, general obligation bonds from local issuers.

We currently expect yield differences to narrow along the market’s maturity spectrum, and we have attempted to capture the benefits of falling yield spreads by maintaining a “barbell” yield curve strategy with overweighted exposure at the short and long ends of the market’s maturity range. In our view, these are prudent strategies until the implications of upcoming tax reform proposals become clearer.

March 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

For the period from September 1, 2016 through February 28, 2017, as provided by Mary Collette O’Brien and Stephen J. O'Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of -2.74%, and Investor shares produced a total return of -2.86%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -2.60%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -2.53% for the same period.3,4

Municipal bonds produced mild losses in a volatile market due to rising interest rates, changing supply-and-demand dynamics, and political uncertainty. The fund produced lower returns than the Index, largely as a result of the underperformance of Massachusetts securities compared to national averages.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Political and Technical Factors Fueled Market Volatility

In the wake of relatively strong returns from municipal bonds earlier in 2016, volatility began to increase near the start of the reporting period when issuers came to market with a flood of new municipal securities in anticipation of a short-term interest rate hike from the Federal Reserve Board (the “Fed”). Market declines accelerated in November as previously robust investor demand faltered in response to the unexpected election of a new presidential administration, which immediately sparked greater uncertainty regarding potential changes in the federal government’s future tax and fiscal policies. By the end of the reporting period, municipal bonds generally lost value on an after-tax basis.

Meanwhile, a growing U.S. economy continued to support sound credit conditions for most municipal bond issuers. Several states and municipalities are facing pressure from underfunded pension systems, but most have benefited from rising tax revenues, balanced operating budgets, and replenished “rainy day” reserves. Massachusetts has ranked among the more fiscally sound states due to its diverse and stable economy, good fiscal discipline, and its ability to pass balanced budgets in a timely fashion.

Massachusetts Bonds Lagged National Averages

The fund’s performance compared to the Index was hindered to a degree by its focus on securities of Massachusetts issuers which generally underperformed national market averages during the reporting period. In particular, longer bonds with BBB and A credit ratings saw declines outpacing the broader muni market in like maturities. Revenue-backed bonds issued on behalf of hospitals and educational facilities also weighed on the fund’s relative results.

These detractors were offset by better results in other areas. The fund achieved relatively strong results from its investments in shorter-maturity securities, including escrowed bonds and credits with AA-or-better ratings. Our interest-rate strategies also proved effective, as a mildly short average duration helped reduce the fund’s sensitivity to rising rates. More significantly, our use of futures contracts added substantial value in the rising interest-rate environment.

A Conservative Investment Posture

As of the end of the reporting period, the national municipal bond market has remained volatile in light of the December 2016 rate hike by the Fed, expectations of additional interest-rate increases, ongoing political uncertainty, and changing supply-and-demand dynamics. Therefore, we have retained a relatively defensive investment posture, including a mildly short average duration. While we have maintained the fund’s credit quality and sector allocations in ranges that are roughly in line with those of the Index, we have identified an ample number of income opportunities among bonds with credit ratings toward the lower end of the investment-grade spectrum.

We currently expect yield differences to narrow along the market’s maturity spectrum, and we have attempted to capture the benefits of falling yield spreads by maintaining a “barbell” yield curve strategy with overweighted exposure at the short and long ends of the market’s maturity range. In our view, these are prudent strategies until the implications of upcoming tax reform proposals become clearer.

March 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index is an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

7

DISCUSSION OF FUND PERFORMANCE (continued)

For the period from September 1, 2016 through February 28, 2017, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of -2.82%, and Investor shares produced a total return of -2.85%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -2.60%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -2.53% for the same period.3,4

Municipal bonds produced mild losses in a volatile market due to rising interest rates, changing supply-and-demand dynamics, and political uncertainty. The fund produced lower returns than the Index, mainly as a result of the underperformance of New York securities compared to national averages.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state, and New York City income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York City personal income taxes. These municipal bonds include those issued by New York state and New York City as well as those issued by U.S. territories and possessions.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years.

Political and Technical Factors Fueled Market Volatility

In the wake of relatively strong returns from municipal bonds earlier in 2016, volatility began to increase near the start of the reporting period when issuers came to market with a flood of new municipal securities in anticipation of a short-term interest-rate hike from the Federal Reserve Board (the “Fed”). Market declines accelerated in November as previously robust investor demand faltered in response to the unexpected election of a new presidential administration, which immediately sparked greater uncertainty regarding potential changes in the federal government’s future tax and fiscal policies. By the end of the reporting period, municipal bonds generally lost value.

Meanwhile, a growing U.S. economy continued to support sound credit conditions for most municipal bond issuers. Several states and municipalities are facing pressure from underfunded pension systems, but most have benefited from rising tax revenues, balanced operating budgets, and replenished “rainy day” reserves. New York has ranked among the stronger states during the national economic recovery due to its diverse and stable economy, good fiscal discipline, and ability to pass balanced budgets in a timely fashion.

New York Bonds Lagged National Averages

Securities of New York issuers generally underperformed national market averages during the reporting period. In addition, the fund encountered shortfalls among longer-maturity bonds with AAA and AA credit ratings. Revenue-backed bonds issued on behalf of health care and transportation facilities also weighed on the fund’s relative results due to their relatively long maturities.

These detractors were offset by better results in other areas, including the fund’s holdings of municipal bonds with shorter maturities. The fund further benefited from an underweighted position in tax-supported general obligation bonds from local issuers, relatively light exposure to debt securities backed by tax appropriations, and an overweighted positon in shorter-term, dedicated tax bonds. Our interest-rate strategies also proved effective during the reporting period, as a mildly short average duration helped reduce the fund’s sensitivity to rising rates. More significantly, our use of futures contracts, a form of derivative instrument, added substantial value in the rising interest-rate environment.

A Conservative Investment Posture

As of the end of the reporting period, the national municipal bond market has remained volatile in light of the December 2016 rate hike by the Fed, ongoing political uncertainty, and changing supply-and-demand dynamics. Therefore, we have retained a relatively defensive investment posture, including an average duration, credit characteristics, and sector allocations that are roughly in line with those of the Index.

We currently expect yield differences to narrow along the market’s maturity spectrum, and we have attempted to capture the benefits of falling yield spreads by maintaining a “barbell” yield curve strategy with overweighted exposure at the short and long ends of the market’s maturity range. In our view, these are prudent strategies until the implications of upcoming tax reform proposals become clearer.

March 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

For the period from September 1, 2016 through February 28, 2017, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of -2.82%, and Investor shares produced a total return of -2.94%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of -2.80% for the same period.2

Municipal bonds produced mild losses amid heightened market volatility in an environment of rising interest rates, changing supply-and-demand dynamics, and political uncertainty. The fund produced returns that were roughly in line with the Index, as strong results from our interest-rate strategies were balanced by some security selection shortfalls.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Political and Technical Factors Fueled Market Volatility

In the wake of relatively strong returns from municipal bonds earlier in 2016, volatility began to increase near the start of the reporting period when issuers came to market with a flood of new municipal securities in anticipation of a short-term interest rate hike from the Federal Reserve Board (the “Fed”), which indeed occurred in mid-December. Market declines accelerated in November as previously robust investor demand faltered in response to the election of a new presidential administration. The widely unexpected election outcome immediately sparked greater uncertainty regarding potential changes to the federal government’s future tax and fiscal policies. As a result, municipal bonds generally lost value over the reporting period.

Meanwhile, a growing U.S. economy continued to support sound credit conditions for most municipal bond issuers. Several states and municipalities are facing pressure from underfunded pension systems, but most have benefited from rising tax revenues, balanced operating budgets, and replenished “rainy day” reserves.

Interest Rate Strategies Supported Fund’s Relative Results

The fund’s performance compared to the Index was enhanced during the reporting period by its interest rate strategies, including overweighted exposure to municipal bonds with 10- to 15-year maturities. More significantly, our use of futures contracts added substantial value in the rising interest-rate environment. The fund also benefited from strong performance among its holdings issued by the State of New York. From a portfolio composition standpoint, the fund’s emphasis on revenue-backed bonds and an underweighted position in tax-supported general obligation bonds added additional value over the reporting period.

The benefits of these relatively successful strategies were largely offset by shortfalls in other areas. Underweighted exposure to short-term municipal bonds weighed on relative results, as did overweighted exposure to securities with BBB credit ratings and underweighted positions in longer maturity, AA-rated bonds. Holdings issued by the states of California, Illinois, Massachusetts, and Texas also underperformed national market averages.

A Conservative Investment Posture

As of the end of the reporting period, the national municipal bond market has remained volatile in light of the December 2016 rate hike by the Fed, expectations of additional moves toward higher interest rates, ongoing political uncertainty, and changing supply-and-demand dynamics. Therefore, we have retained a relatively defensive investment posture. While we generally have maintained the fund’s credit quality and sector allocations in ranges that are roughly in line with those of the Index, we have continued to identify an ample number of opportunities among revenue-backed bonds. In contrast, the fund has retained relatively light positions in tax-supported general obligation bonds, particularly those from local issuers.

We currently expect yield differences to narrow along the market’s maturity spectrum, and we have attempted to capture the benefits of falling yield spreads by maintaining a “barbell” yield curve strategy with overweighted exposure at the short and long ends of the market’s maturity range. In our view, these are prudent strategies until the implications of upcoming tax reform proposals become clearer.

March 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the USD-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2016 to February 28, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2017
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.45	$3.67
Ending value (after expenses)	$973.70	$972.50
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.53	$3.76
Ending value (after expenses)	$997.20	$996.70
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.43	$4.64
Ending value (after expenses)	$973.70	$971.70
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.64	$3.86
Ending value (after expenses)	$972.60	$971.40
Annualized expense ratio (%)	.54	.79
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.88	$4.11
Ending value (after expenses)	$971.80	$971.50
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.57	$4.79
Ending value (after expenses)	$971.80	$970.60
Annualized expense ratio (%)	.73	.98

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2017
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.56	$3.81
Ending value (after expenses)	$1,022.27	$1,021.03
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.51	$4.76
Ending value (after expenses)	$1,021.32	$1,020.08
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.71	$3.96
Ending value (after expenses)	$1,022.12	$1,020.88
Annualized expense ratio (%)	.54	.79
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.96	$4.21
Ending value (after expenses)	$1,021.87	$1,020.63
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.66	$4.91
Ending value (after expenses)	$1,021.17	$1,019.93
Annualized expense ratio (%)	.73	.98

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

STATEMENT OF INVESTMENTS
February 28, 2017 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal Investments - 99.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - .8%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000		1,664,280
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/21	1,240,000		1,402,279
Jefferson County, Limited Obligation School Warrants (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000		13,376,568
		16,443,127
Alaska - .3%
Alaska, International Airports System Revenue	5.00	10/1/32	5,000,000		5,651,200
Arizona - .4%
Maricopa County Industrial Development Authority, Revenue (Banner Health)	5.00	1/1/27	5,000,000		6,007,050
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	12/1/26	2,000,000		2,242,420
		8,249,470
California - 17.9%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue	5.00	10/1/34	1,500,000		1,669,005
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/35	2,050,000		2,302,211
Anaheim Housing and Public Improvements Authority, Revenue (Electric Utility Distribution System Refunding and Improvements)	5.00	10/1/35	8,000,000		8,933,200
Anaheim Housing and Public Improvements Authority, Revenue (Electric Utility Distribution System Refunding and Improvements)	5.00	10/1/36	2,400,000		2,677,728
Anaheim Housing and Public Improvements Authority, Revenue (Electric Utility Distribution System Refunding and Improvements)	5.00	10/1/41	2,300,000		2,555,576
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.88	4/1/19	10,000,000		10,119,500
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	2.00	4/1/21	10,000,000		10,158,400
California, GO (Various Purpose)	5.00	9/1/21	5,000,000		5,783,650
California, GO (Various Purpose)	5.00	12/1/23	2,500,000		2,978,925
California, GO (Various Purpose)	5.00	12/1/23	12,500,000		14,894,625
California, GO (Various Purpose)	5.25	9/1/29	10,000,000		11,789,100
California, GO (Various Purpose)	4.00	9/1/31	10,000,000		10,617,600
California, GO (Various Purpose)	5.00	9/1/31	20,000,000		22,602,800
California, GO (Various Purpose)	6.00	3/1/33	11,445,000		12,977,485
California, GO (Various Purpose)	6.50	4/1/33	8,750,000		9,746,625
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		8,848,111
California Department of Water Resources, Water System Revenue (Central Valley Project) (Escrowed to Maturity)	5.00	12/1/19	115,000		127,388
California Health Facilities Financing Authority, Revenue (Adventist Health System/West)	4.00	3/1/33	10,000,000		10,318,100
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/23	1,500,000		1,730,310
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/24	1,600,000		1,841,472
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	4,000,000	[a]	4,339,720
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	8,500,000	[a]	9,221,905

12

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 17.9% (continued)
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	65,347
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	3,440,000	[a]	3,746,573
California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue	4.00	10/1/45	8,275,000		8,588,953
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,260,320
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.25	8/1/19	4,170,000	[a]	4,689,749
California Statewide Communities Development Authority, Revenue (Saint Joseph Health System) (Insured; Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	4.50	7/1/18	1,190,000		1,223,356
Escondido Union School District, GO	5.00	8/1/23	1,105,000		1,292,198
Escondido Union School District, GO	5.00	8/1/25	1,320,000		1,569,493
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	10,680,000		12,132,053
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/32	2,000,000		2,250,080
Long Beach Unified School District, GO	4.00	8/1/38	10,300,000		10,651,642
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000		17,460,466
Los Angeles Unified School District, GO	5.00	7/1/32	10,000,000		11,341,700
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[b]	2,111,800
Oakland Unified School District, GO	5.00	8/1/29	4,000,000		4,783,960
Palomar Health, GO	4.00	8/1/31	3,805,000		3,987,716
Palomar Health, GO	4.00	8/1/32	3,180,000		3,309,235
Port of Oakland, Revenue	5.00	5/1/19	2,250,000		2,427,773
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,097,356
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/28	5,000,000		5,949,650
Sacramento County Sanitation Districts Financing Authority, Subordinate Lien Revenue (Sacramento Regional County Sanitation District) (Insured; FGIC)	1.15	12/1/35	10,000,000	[c]	8,588,900
Sacramento County Water Financing Authority, Revenue (Sacramento County Water Agency Zones 40 and 41 Water System Project) (Insured; National Public Finance Guarantee Corp.)	1.17	6/1/34	8,000,000	[c]	6,992,320
San Francisco City and County, COP (War Memorial Veterans Building Seismic Upgrade and Improvements)	5.00	4/1/27	3,555,000		4,133,861
San Francisco City and County Public Utilities Commission, San Francisco Water Revenue	5.00	11/1/37	11,000,000		12,462,780
San Francisco Community College District, GO	5.00	6/15/29	5,000,000		5,876,500
Simi Valley Unified School District, GO	5.00	8/1/22	1,080,000		1,261,732
Simi Valley Unified School District, GO	5.00	8/1/23	2,235,000		2,646,687
Simi Valley Unified School District, GO	5.00	8/1/24	3,000,000		3,594,930
Simi Valley Unified School District, GO	5.00	8/1/25	1,000,000		1,209,890
Simi Valley Unified School District, GO	5.00	8/1/26	2,000,000		2,444,880
Simi Valley Unified School District, GO	5.00	8/1/27	1,495,000		1,843,365
Southern California Public Power Authority, Gas Project Revenue (Project Number 1)	5.25	11/1/20	4,000,000		4,483,960
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/30	1,000,000		1,163,060

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 17.9% (continued)
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/31	3,855,000		4,452,872
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/33	3,380,000		3,863,036
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/20	6,000,000		6,704,820
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	1,325,000		1,513,336
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/26	6,610,000		7,875,352
University of California Regents, General Revenue	5.00	5/15/31	9,000,000		10,551,600
University of California Regents, Limited Project Revenue	5.00	5/15/30	11,000,000		12,869,890
		372,706,627
Colorado - 1.7%
City and County of Denver, Airport System Revenue (Insured: Assured Guaranty Corp. and National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000		4,579,150
Colorado Department of Transportation, COP (Headquarters Facilities Lease Purchase Agreement)	5.00	6/15/41	3,000,000		3,194,490
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,144,940
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,709,360
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	2.39	9/1/17	5,000,000	[c]	5,000,000
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000		3,567,655
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	995,000		1,035,118
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000		6,420,749
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/19	1,750,000		1,900,430
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/20	2,700,000		3,013,200
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.50	6/1/22	2,200,000		2,484,636
		35,049,728
Connecticut - 1.5%
Connecticut, GO	5.00	11/15/21	9,430,000		10,755,669
Connecticut, GO	5.00	4/15/22	5,000,000		5,709,100
Connecticut, GO	5.00	5/15/23	10,000,000		11,232,600
Connecticut, GO	4.00	6/15/30	3,000,000		3,176,010
		30,873,379
Delaware - .7%
Delaware River and Bay Authority, Revenue	5.00	1/1/21	2,000,000		2,258,720
Delaware River and Bay Authority, Revenue	5.00	1/1/22	2,710,000		3,113,031
Delaware River and Bay Authority, Revenue	5.00	1/1/23	1,500,000		1,740,615
Delaware River and Bay Authority, Revenue	5.00	1/1/24	1,000,000		1,171,370

14

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Delaware - .7% (continued)
University of Delaware, Revenue	5.00	11/1/27	5,440,000		6,319,920
		14,603,656
District of Columbia - .4%
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/23	4,250,000		4,824,600
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	2,500,000		2,823,600
		7,648,200
Florida - 3.6%
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/20	10,000,000		10,993,800
Florida Department of Transportation, State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000		4,321,575
Florida Department of Transportation, State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000		2,560,175
Florida State Board of Education, Public Education Capital Outlay Bonds	5.00	6/1/26	10,000,000		11,861,900
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000		2,874,200
Jacksonville Electric Authority, Revenue (Saint Johns River Power Park System)	5.00	10/1/21	2,000,000		2,190,380
Jacksonville Electric Authority, Revenue (Saint Johns River Power Park System)	5.00	10/1/22	1,625,000		1,779,245
Jacksonville Electric Authority, Revenue (Saint Johns River Power Park System)	5.00	10/1/24	1,000,000		1,093,850
Lee County, Airport Revenue	5.50	10/1/23	3,565,000		4,064,278
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,659,300
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/25	3,165,000		3,593,225
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/26	5,600,000		6,513,808
Palm Beach County School Board, COP (Master Lease Purchase Agreement with the Palm Beach School Board Leasing Corporation)	5.00	8/1/27	4,595,000		5,352,394
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	256,538
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	261,883
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	224,471
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,790,000	[a]	1,913,349
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,085,000	[a]	1,159,767
Tampa Bay Water A Regional Water Supply Authority, Utility System Revenue	5.00	10/1/20	5,000,000		5,656,450
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/24	90,000		106,802
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/25	2,865,000		3,428,402
		75,865,792
Georgia - 2.0%
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	7,500,000		7,559,250
Burke County Development Authority, PCR (Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000		6,281,580
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		3,972,325
Georgia, GO	4.00	10/1/24	10,000,000		11,141,200

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Georgia - 2.0% (continued)
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[d]	14,605
Municipal Electric Authority of Georgia, Project One Subordinated Bonds (Prerefunded)	5.75	7/1/18	3,595,000	[a]	3,829,969
Private Colleges and Universities Authority, Revenue (Emory University)	5.00	9/1/41	6,990,000		7,838,376
		40,637,305
Hawaii - .8%
Hawaii, GO	5.00	10/1/28	5,000,000		6,010,400
University of Hawaii Board of Regents, University Revenue	5.00	10/1/31	8,750,000		10,302,775
		16,313,175
Idaho - .8%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/33	5,000,000		5,573,000
University of Idaho Regents, General Revenue	5.25	4/1/21	9,685,000		10,966,519
		16,539,519
Illinois - 5.6%
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/22	4,615,000		5,280,575
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/23	2,000,000		2,317,240
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/24	5,000,000		5,832,750
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	4,450,000		5,216,868
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	7,055,000		8,049,049
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/26	2,000,000		2,349,280
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/27	2,500,000		2,917,375
Chicago, GO	5.00	1/1/24	4,500,000		4,549,050
Chicago, GO	5.00	1/1/26	3,000,000		2,993,430
Chicago, GO	5.50	1/1/35	3,750,000		3,720,263
Chicago, GO	5.50	1/1/37	3,500,000		3,458,105
Chicago, GO (Modern Schools Across Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000		1,113,497
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,000,000		1,027,860
Chicago, GO (Project and Refunding Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/26	2,270,000		2,288,773
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/24	3,000,000		3,364,560
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/25	2,110,000		2,373,033
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Insured; AMBAC)	5.50	12/1/18	1,605,000		1,637,437
Illinois, GO	5.00	8/1/18	19,900,000		20,691,622
Illinois, GO	5.00	8/1/19	10,000,000		10,514,400
Illinois, GO	5.00	9/1/19	185,000		185,590

16

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 5.6% (continued)
Illinois, GO	5.00	8/1/23	5,000,000		5,304,700
Illinois, GO	5.25	2/1/28	6,000,000		6,172,440
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000		5,349,200
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.25	6/1/24	10,000,000		10,003,200
		116,710,297
Kansas - 1.3%
Kansas Department of Transportation, Highway Revenue	5.00	9/1/27	5,000,000		5,927,300
Kansas Department of Transportation, Highway Revenue	5.00	9/1/28	6,000,000		7,079,460
Kansas Department of Transportation, Highway Revenue	5.00	9/1/29	1,300,000		1,526,083
Kansas Development Finance Authority, Revenue (University of Kansas Projects)	4.00	5/1/21	3,370,000		3,633,500
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000		9,224,215
		27,390,558
Kentucky - .7%
Kentucky Property and Buildings Commission, Revenue (Project Number 112)	5.00	11/1/22	5,000,000		5,758,700
Kentucky State Property and Buildings Commission, Revenue (Project Number 100)	5.00	8/1/21	1,785,000		2,024,690
Kentucky State Property and Buildings Commission, Revenue (Project Number 112) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/28	5,150,000		5,953,657
		13,737,047
Louisiana - 1.9%
Jefferson Sales Tax District, Special Sales Tax Revenue (Insured; AMBAC) (Prerefunded)	5.25	12/1/17	4,000,000	[a]	4,127,800
Louisiana, GO	5.00	8/1/26	5,000,000		5,834,550
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	6.13	6/1/18	9,500,000	[a]	10,131,940
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/21	5,000,000		5,684,450
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue (Louisiana Community and Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,558,100
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,184,000
Louisiana Public Facilities Authority, Revenue (Loyola University Project)	5.00	10/1/41	6,000,000		6,305,700
		39,826,540
Maryland - 3.6%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/28	2,480,000		2,905,047
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/29	4,640,000		5,412,838
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000		5,395,485
Maryland, GO (State and Local Facilities Loan)	4.00	6/1/27	10,000,000		11,102,600
Maryland Department of Transportation, Consolidated Transportation Revenue	5.00	12/1/21	6,300,000		7,345,044
Maryland Department of Transportation, Consolidated Transportation Revenue	4.00	11/1/27	10,000,000		11,101,500
Maryland Economic Development Corporation, Private Activity Revenue (Purple Line Light Rail Project) (Green Bonds)	5.00	3/31/24	6,000,000		6,704,940
Montgomery County, Consolidated Public Improvement GO	5.00	11/1/26	10,000,000		12,087,400

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Maryland - 3.6% (continued)
Montgomery County, Consolidated Public Improvement GO	4.00	12/1/30	12,000,000		12,997,320
		75,052,174
Massachusetts - 1.8%
Massachusetts, Commonwealth Transportation Fund Revenue (Rail Enhancement and Accelerated Bridge Programs)	4.00	6/1/46	10,000,000		10,232,900
Massachusetts, GO	1.15	11/1/18	2,000,000	[c]	1,998,600
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/28	5,000,000		5,825,000
Massachusetts, GO (Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		3,778,177
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/35	3,750,000		4,241,213
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue)	5.00	10/1/33	5,000,000		5,386,600
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/44	2,505,000		2,821,883
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	1,180,000	[a]	1,301,493
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	820,000	[a]	904,427
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,611
		36,871,904
Michigan - 3.0%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		7,420,630
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/22	2,400,000		2,802,384
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/29	10,000,000		11,462,500
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/33	5,000,000		5,648,350
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/31	10,000,000		11,224,300
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/35	5,000,000		5,549,650
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/39	7,095,000		7,960,306
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,875,000		2,156,381
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	3,000,000		3,430,890
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/28	2,500,000		2,842,200
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	2,500,000		2,875,175
		63,372,766
Minnesota - .7%
Minneapolis, Health Care System Revenue (Fairview Health Services) (Prerefunded)	6.63	11/15/18	12,000,000	[a]	13,156,920
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/22	1,500,000		1,736,655
		14,893,575

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Mississippi - .1%
Mississippi Home Corporation, SFMR (Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	335,000		341,811
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/24	450,000		532,202
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/25	250,000		297,070
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/26	550,000		658,004
		1,829,087
Missouri - 1.9%
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/21	1,505,000		1,737,237
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/22	1,685,000		1,981,442
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/23	2,125,000		2,528,708
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	1/1/26	750,000		887,288
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/21	45,000		51,862
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/22	65,000		76,454
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/23	75,000		89,447
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Saint Louis University)	5.00	10/1/38	2,000,000		2,252,500
Missouri Highways and Transportation Commission, First Lien State Road Revenue	5.00	5/1/23	25,625,000		30,529,369
		40,134,307
Montana - .2%
Montana Board of Housing, SFMR	3.50	6/1/44	4,895,000		5,144,351
Nebraska - .5%
Central Plains Energy Project, Gas Supply Revenue (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	10,000,000		10,841,000
Nevada - 1.2%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax) (Prerefunded)	5.00	7/1/19	10,000,000	[a]	10,911,200
Clark County School District, GO (Insured; National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		13,474,353
		24,385,553
New Jersey - 5.6%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/21	10,000,000		10,870,200
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/24	5,000,000		5,379,550
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/20	5,000,000		5,305,700
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.50	12/15/19	1,410,000		1,511,153
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	5,000,000		5,387,250

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 5.6% (continued)
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/25	13,000,000		14,161,420
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000		11,442,600
New Jersey Educational Facilities Authority, Revenue (University of Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	3,750,000	[a]	4,284,975
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,109,313
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/24	3,005,000		3,387,206
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,170,100
New Jersey Health Care Facilities Financing Authority, Revenue (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/24	1,000,000		1,125,140
New Jersey Health Care Facilities Financing Authority, Revenue (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/25	1,060,000		1,192,002
New Jersey Health Care Facilities Financing Authority, Revenue (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/26	1,000,000		1,126,680
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.25	12/15/21	7,000,000		7,599,970
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	6/15/31	5,000,000		5,255,000
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/21	10,000,000		11,288,900
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/24	10,000,000		10,303,800
New Jersey Transportation Trust Fund Authority, Transportation Program Bonds	5.00	6/15/19	10,000,000		10,525,700
Rutgers The State University, GO	5.00	5/1/21	2,000,000		2,288,360
		116,715,019
New Mexico - .5%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	5.00	8/1/19	10,000,000		10,802,900
New York - 12.6%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/29	2,610,000		2,743,214
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/31	1,685,000		1,749,097
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/32	750,000		770,333
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/33	900,000		919,899
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/34	1,000,000		1,017,140
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	2,250,000		2,461,545
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/31	10,000,000		11,646,600
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.50	11/15/18	9,030,000	[a]	9,896,158
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.50	11/15/18	720,000	[a]	789,062
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/46	10,000,000		10,715,000
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/51	5,000,000		5,370,200

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 12.6% (continued)
New York City, GO	5.00	8/1/23	5,000,000		5,908,950
New York City, GO	5.00	8/1/24	5,000,000		5,948,800
New York City, GO	5.00	10/1/25	2,500,000		2,873,625
New York City, GO	5.00	8/1/26	5,660,000		6,555,355
New York City, GO	5.00	8/1/28	16,000,000		18,268,320
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	2/1/23	8,325,000		9,481,509
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/25	20,000,000		23,599,000
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/45	2,000,000		2,136,760
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	8,000,000	[e]	8,386,880
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	7,500,000		8,394,600
New York State Dormitory Authority, Revenue (Consolidated City University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	85,000		88,023
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/34	5,000,000		5,689,450
New York State Dormitory Authority, Revenue (The Rockefeller University)	5.00	7/1/40	10,000,000		10,833,700
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/23	11,000,000		13,022,020
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	5,165,000		5,958,447
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/33	25,000,000		28,651,750
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/34	2,500,000		2,849,500
New York State Thruway Authority, General Revenue	5.00	1/1/32	3,000,000		3,405,150
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/25	5,000,000		5,998,700
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	10,000,000		11,553,900
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/41	2,000,000		2,120,180
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	2,500,000		2,632,200
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/36	3,000,000		3,307,290
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/37	3,400,000		3,748,262
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/38	1,375,000		1,513,160
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/29	6,370,000		7,509,911
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[b]	6,459,900
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/23	5,000,000		5,740,100
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/26	2,500,000		2,961,025
		263,674,715
North Carolina - 1.1%
North Carolina Eastern Municipal Power Agency, Power System Revenue (Prerefunded)	5.00	1/1/19	11,000,000	[a]	11,809,160
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/26	1,000,000		1,177,050
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/28	1,030,000		1,211,229
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/29	1,725,000		2,015,335

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
North Carolina - 1.1% (continued)
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/30	780,000		905,822
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue	5.00	1/1/24	1,585,000		1,692,257
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue (Prerefunded)	5.00	1/1/19	3,915,000	[a]	4,198,524
		23,009,377
Ohio - 1.2%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000		3,461,850
Hamilton County, Sewer System Improvement Revenue (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000		4,106,165
Kettering City School District, School Improvement Bonds (GO - Unlimited Taxes)	5.00	12/1/19	1,450,000		1,597,625
Kettering City School District, School Improvement Bonds (GO - Unlimited Taxes)	5.00	12/1/21	1,780,000		2,056,078
Kettering City School District, School Improvement Bonds (GO - Unlimited Taxes)	5.00	12/1/24	1,480,000		1,767,238
Kettering City School District, School Improvement Bonds (GO - Unlimited Taxes)	5.00	12/1/25	1,080,000		1,298,905
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000		3,276,396
Ohio Housing Finance Agency, Residential Mortgage Revenue (Mortgage-Backed Securities Program)	4.00	3/1/47	7,565,000		8,150,909
		25,715,166
Oklahoma - .3%
Grand River Dam Authority, Revenue	5.00	6/1/25	5,000,000		5,953,050
Oregon - .3%
Oregon Housing and Community Services Department, Mortgage Revenue (Single-Family Mortgage Program)	4.00	1/1/47	4,885,000		5,237,550
Pennsylvania - 5.3%
Montgomery County Industrial Development Authority, Retirement Community Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	7,500,000		8,004,900
Pennsylvania, GO	5.00	8/15/21	7,210,000		8,216,228
Pennsylvania, GO	5.00	6/15/22	5,220,000		5,989,167
Pennsylvania, GO	5.00	11/15/22	5,000,000		5,700,750
Pennsylvania, GO	5.00	3/15/31	5,000,000		5,622,650
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/26	11,520,000		13,174,618
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/28	7,540,000		8,453,245
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/24	5,000,000		5,899,050
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/29	5,000,000		5,765,650
Pennsylvania Housing Finance Agency, SFMR	4.00	10/1/46	3,000,000		3,232,350
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	5,110,000		5,769,497
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	2,300,000		2,411,895
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000		4,099,683
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000		4,260,384
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/24	5,000,000		5,775,500
State Public School Building Authority, School LR (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000		1,099,970

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 5.3% (continued)
State Public School Building Authority, School LR (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000		2,958,395
State Public School Building Authority, School LR (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/25	5,000,000		5,638,400
State Public School Building Authority, School LR (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/31	5,000,000		5,534,550
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/27	1,140,000		1,290,457
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/28	1,000,000		1,125,200
		110,022,539
South Carolina - .9%
Greenville County School District, Installment Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000		3,234,000
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/28	1,750,000		2,019,833
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/29	2,000,000		2,296,440
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/22	7,500,000		8,735,925
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/29	2,865,000		3,339,902
		19,626,100
South Dakota - .1%
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/25	1,800,000		2,000,520
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/27	500,000		550,085
		2,550,605
Tennessee - .2%
Clarksville Natural Gas Acquisition Corporation, Gas Revenue	5.00	12/15/20	1,690,000		1,857,547
Tennessee Housing Development Agency, Residential Finance Program Revenue	3.50	1/1/47	2,875,000		3,036,834
		4,894,381
Texas - 10.1%
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/23	1,100,000		1,206,744
Culberson County-Allamoore Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/41	1,300,000		1,341,093
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/31	5,000,000		5,586,700
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,371,310
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,820,818
Dallas Area Rapid Transit, Senior Lien Sales Tax Revenue	5.00	12/1/22	5,700,000		6,734,607
Dallas Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/32	3,000,000		3,191,400
Denton Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/20	5,000,000		5,084,200
El Paso, Water and Sewer Revenue	5.00	3/1/22	1,000,000		1,159,820
Forney Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/27	2,200,000		2,617,714
Forney Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.75	8/15/18	1,000,000	[a]	1,070,420

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 10.1% (continued)
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/25	2,000,000		2,390,080
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/26	1,500,000		1,802,595
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	10,000,000		10,995,000
Harris County Flood Control District, GO	5.00	10/1/26	10,000,000		11,845,900
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	5,000,000	[a]	5,526,600
Harris County-Houston Sports Authority, Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/22	6,500,000		7,549,750
Houston, Combined Utility System First Lien Revenue	5.00	5/15/21	5,000,000		5,728,550
Houston Community College System, Limited Tax GO	5.00	2/15/32	8,200,000		9,314,626
Houston Community College System, Limited Tax GO Bonds	5.00	2/15/21	2,250,000		2,562,660
Klein Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	4.00	8/1/46	2,000,000		2,065,040
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/26	10,000,000		11,569,700
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/29	2,885,000		3,344,667
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/40	5,000,000		5,534,800
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/30	3,000,000		3,452,550
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	11,415,000		12,965,157
San Antonio, Electric and Gas Systems Junior Lien Revenue	3.00	12/1/19	5,800,000		6,024,112
San Antonio Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/23	9,535,000		11,302,026
Schertz-Cibolo-Universal City Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/1/46	3,000,000		3,090,840
Texas Public Finance Authority, GO	5.00	10/1/23	4,220,000		4,838,568
Texas Public Finance Authority, GO	5.00	10/1/24	5,000,000		6,011,550
Texas Public Finance Authority, GO (Prerefunded)	5.00	10/1/21	5,165,000	[a]	5,989,024
Texas Transportation Commission, GO (Mobility Fund Bonds)	5.00	10/1/24	5,900,000		7,093,629
Texas Transportation Commission, GO (Mobility Fund Bonds)	5.00	10/1/24	4,000,000		4,806,480
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/24	10,000,000		11,939,600
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/27	5,000,000		5,766,600
Texas Water Development Board, State Water Implementation Revenue Fund for Texas Revenue Bonds (Master Trust)	5.00	10/15/28	6,915,000		8,186,115
Ysleta Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	8/15/47	3,620,000		3,730,482
		210,611,527
Utah - .8%
Saint George, Electric Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/33	1,000,000		1,157,960
Saint George, Electric Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/35	1,200,000		1,378,056
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/29	2,500,000		2,925,900

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Utah - .8% (continued)
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/30	2,000,000		2,326,260
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/31	2,400,000		2,777,712
Utah Associated Municipal Power Systems, Revenue (Payson Power Project)	5.00	4/1/22	5,675,000		6,486,695
		17,052,583
Virginia - .4%
Fairfax County Industrial Development Authority, Health Care Revenue (Inova Health System Project)	4.00	5/15/29	5,000,000		5,250,400
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000		2,549,465
		7,799,865
Washington - 4.0%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000		12,314,406
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/31	7,500,000		8,264,550
FYI Properties, LR (State of Washington Department of Information Services Project)	5.25	6/1/29	5,625,000		6,097,050
King County, Sewer Improvement Revenue	5.00	7/1/39	20,000,000		22,490,200
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/28	1,750,000		2,029,650
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/29	1,000,000		1,154,870
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/30	2,840,000		3,263,529
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000		5,846,850
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000		5,914,400
Washington, GO (Motor Vehicle Fuel Tax)	5.00	2/1/23	5,315,000		6,269,361
Washington, GO (Motor Vehicle Fuel Tax)	5.00	8/1/23	3,570,000		4,110,712
Washington Health Care Facilities Authority, Revenue (Providence Health and Services)	5.00	10/1/21	5,550,000		6,347,590
		84,103,168
West Virginia - 1.1%
West Virginia Economic Development Authority, LR (Correctional, Juvenile and Public Safety Facilities)	5.00	6/1/28	10,000,000		11,390,500
West Virginia Economic Development Authority, LR (Correctional, Juvenile and Public Safety Facilities)	5.00	6/1/29	10,000,000		11,384,300
		22,774,800
Wisconsin - 1.1%
Wisconsin, GO (Prerefunded)	5.00	5/1/20	5,000,000	[a]	5,595,100
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Senior Credit Group)	4.00	11/15/34	10,000,000		10,232,000
WPPI Energy, Power Supply System Revenue	5.00	7/1/29	1,000,000		1,141,140
WPPI Energy, Power Supply System Revenue	5.00	7/1/30	1,000,000		1,135,810
WPPI Energy, Power Supply System Revenue	5.00	7/1/31	1,000,000		1,131,580
WPPI Energy, Power Supply System Revenue	5.00	7/1/32	500,000		562,980
WPPI Energy, Power Supply System Revenue	5.00	7/1/33	2,000,000		2,240,760
		22,039,370
U.S. Related - .7%
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000		1,153,650

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Related - .7% (continued)
Guam, LOR (Section 30)	5.00	12/1/28	2,000,000		2,231,180
Guam, LOR (Section 30)	5.00	12/1/29	2,000,000		2,213,960
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000		3,250,000
Puerto Rico Public Buildings Authority, Government Facilities Revenue (Escrowed to Maturity)	5.75	7/1/17	5,000		5,085
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[f]	801,225
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	11,000,000		5,770,380
		15,425,480
Total Long-Term Municipal Investments (cost $2,039,190,700)					2,078,778,532
Short-Term Municipal Investments - .5%
Kansas - .1%
Kansas Development Finance Authority, Health Facilities Revenue (Kansas University Health System) (LOC; U.S. Bank NA)	0.58	3/1/17	1,400,000	[g]	1,400,000
New York - .4%
New York City, GO Notes (LOC; Mizuho Bank, Ltd.)	0.62	3/1/17	2,700,000	[g]	2,700,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.59	3/1/17	4,500,000	[g]	4,500,000
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.58	3/1/17	1,400,000	[g]	1,400,000
		8,600,000
Tennessee - .0%
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.68	3/1/17	1,400,000	[g]	1,400,000
Total Short-Term Municipal Investments (cost $11,400,000)					11,400,000
Total Investments (cost $2,050,590,700)			100.2%		2,090,178,532
Liabilities, Less Cash and Receivables			(0.2%)		(4,882,016)
Net Assets			100.0%		2,085,296,516

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate security—rate shown is the interest rate in effect at period end.
d Non-income producing—security in default.
e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $8,386,880 or .4% of net assets.
f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
g Variable rate demand note—rate shown is the interest rate in effect at February 28, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

26

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	18.0
State/Territory	15.7
Education	10.6
Special Tax	9.6
Utility-Water and Sewer	6.8
Health Care	6.1
Prerefunded	5.0
Utility-Electric	4.8
City	4.3
Lease	4.1
County	4.1
Housing	1.5
Industrial	.8
Pollution Control	.0
Other	8.8
100.2

† Based on net assets.

See notes to financial statements.

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal Investments - 99.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - .4%
Black Belt Energy Gas District, Gas Supply Revenue	4.00	6/1/21	3,500,000		3,775,835
Alaska - .3%
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	3,000,000		3,091,290
Arizona - 2.1%
Arizona, COP	5.00	10/1/19	7,000,000		7,671,020
Maricopa County, COP (Lease Purchase Agreement)	5.00	7/1/18	5,000,000		5,274,800
Maricopa County Pollution Control Corporation, PCR (Arizona Public Service Company Palo Verde Project)	1.75	5/30/18	5,000,000		5,035,250
Phoenix Union High School District Number 210, GO (School Improvement Bonds)	5.00	7/1/20	1,000,000		1,120,940
		19,102,010
California - 8.2%
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.50	4/2/18	8,160,000		8,189,539
California Health Facilities Financing Authority, Revenue (Providence Saint Joseph Health)	1.25	10/1/20	5,000,000		4,949,450
California Health Facilities Financing Authority, Revenue (Saint Joseph Health System)	5.00	10/17/17	1,390,000		1,426,071
California Health Facilities Financing Authority, Revenue (Sutter Health)	1.00	8/15/19	10,000,000		9,915,500
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/18	500,000		518,015
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/19	1,000,000		1,068,950
California Pollution Control Finance Authority, SWDR (USA Waste Services, Inc. Project)	1.50	6/1/18	1,500,000		1,504,845
California State University Trustees, Systemwide Revenue	3.00	11/1/19	1,690,000		1,755,826
California Statewide Communities Development Authority, Revenue (Kaiser Permanente)	5.00	5/1/17	3,500,000		3,526,425
Chula Vista, IDR (San Diego Gas and Electric Company)	1.65	7/1/18	20,130,000		20,144,695
Escondido Union School District, GO	4.00	8/1/18	1,000,000		1,035,600
Escondido Union School District, GO	4.00	8/1/20	1,250,000		1,349,863
Hayward Unified School District, GO (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	0.00	8/1/20	12,500,000	[a,b]	3,826,375
Simi Valley Unified School District, GO	5.00	8/1/19	1,000,000		1,085,460
Simi Valley Unified School District, GO	5.00	8/1/20	1,000,000		1,117,400
Simi Valley Unified School District, GO	5.00	8/1/21	1,000,000		1,144,870
South Monterey County Joint Union High School District, GO	5.00	8/1/19	1,665,000		1,806,425
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/18	2,750,000		2,910,957
Sulphur Springs Union School District, GO, BAN (Escrowed to Maturity)	0.00	1/1/18	2,750,000	[b]	2,732,950
Sulphur Springs Union School District, GO, BAN (Escrowed to Maturity)	0.00	7/1/19	5,000,000	[b]	4,867,550
		74,876,766
Colorado - 2.8%
Colorado Educational and Cultural Facilities Authority, Revenue (Johnson and Wales University Project)	5.00	4/1/20	1,300,000		1,431,963
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	1.88	11/6/19	5,000,000		5,034,700

28

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Colorado - 2.8% (continued)
Denver Urban Renewal Authority, Stapleton Senior Tax Increment Revenue	5.00	12/1/17	4,005,000		4,126,472
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	2.39	9/1/17	8,000,000		8,000,000
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/18	5,000,000		5,251,000
University of Colorado Hospital Authority, Revenue	4.00	3/1/20	2,000,000	[c]	2,128,080
		25,972,215
Connecticut - 2.9%
Bridgeport, GO	4.00	8/15/18	2,000,000		2,074,800
Connecticut, GO	1.39	6/15/18	11,495,000		11,522,933
Connecticut Health and Educational Facilities Authority, Revenue (Yale University Issue)	1.38	7/11/18	7,500,000		7,528,275
Connecticut Health and Educational Facilities Authority, Revenue (Yale University Issue)	1.20	2/1/19	5,000,000		4,998,600
		26,124,608
Delaware - .4%
Delaware, GO	5.00	3/1/20	3,650,000		4,070,881
Florida - 5.2%
Citizens Property Insurance Corporation, High-Risk Account Senior Secured Revenue	5.25	6/1/17	5,470,000		5,534,601
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/19	3,685,000		3,997,009
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/20	3,000,000		3,338,850
Miami-Dade County, Aviation Revenue	5.00	10/1/18	3,700,000		3,916,117
Miami-Dade County, Water and Sewer System Revenue	5.00	10/1/20	4,000,000		4,510,120
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	4.00	11/1/17	3,205,000		3,273,940
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/18	5,000,000		5,235,400
Orange County Health Facilities Authority, HR (Orlando Health, Inc.)	5.25	10/1/20	5,000,000		5,493,550
Orlando-Orange County Expressway Authority, Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/21	5,000,000		5,622,200
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/19	2,000,000		2,112,720
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/20	2,000,000		2,135,220
Putnam County Development Authority, PCR (Seminole Electric Cooperative, Inc. Project) (Insured; AMBAC)	5.35	5/1/18	2,250,000		2,356,245
		47,525,972
Georgia - 2.1%
Atlanta, Airport General Revenue	5.00	1/1/18	1,000,000		1,032,830
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	5,000,000		5,039,500
Georgia Municipal Association, Inc., Installment Sale Program, COP (City Court of Atlanta Project)	5.00	12/1/19	2,270,000		2,488,783
Monroe County Development Authority, PCR (Gulf Power Company Plant Scherer Project)	2.00	6/21/18	7,000,000		7,070,490

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Georgia - 2.1% (continued)
Richmond County Board of Education, GO Sales Tax Bonds	5.00	10/1/20	3,000,000		3,394,980
		19,026,583
Illinois - 6.8%
Central Lake County Joint Action Water Agency, Water Revenue	4.00	5/1/17	5,430,000		5,462,254
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/18	6,000,000		6,191,280
Chicago, Second Lien Water Revenue	5.00	11/1/19	3,250,000		3,515,265
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	4.64	3/1/17	5,000,000		4,999,850
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	5.00	12/1/17	2,345,000		2,286,445
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	4.25	12/1/18	5,020,000		4,720,959
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/18	1,455,000		1,488,640
Illinois, GO	5.00	7/1/17	3,150,000		3,188,335
Illinois, GO	4.00	7/1/18	5,000,000		5,125,600
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/18	1,960,000		1,979,384
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	10,000,000		10,506,100
Illinois Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/17	2,000,000		2,010,260
Illinois Development Finance Authority, Revenue (Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000		3,532,620
Illinois Finance Authority, Clean Water Initiative Revolving Fund Revenue	5.00	7/1/17	2,000,000		2,030,180
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/18	2,000,000		2,139,000
Springfield, Senior Lien Electric Revenue	5.00	3/1/17	3,040,000		3,041,094
		62,217,266
Indiana - 1.9%
Indiana Finance Authority, EIR (Southern Indiana Gas and Electric Company Project)	1.95	9/14/17	2,500,000		2,514,850
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project)	1.85	10/1/19	10,000,000		10,022,300
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project)	1.39	12/2/19	5,000,000	[c]	4,976,000
		17,513,150
Kentucky - 3.3%
Kentucky Property and Buildings Commission, Revenue (Project Number 112)	5.00	11/1/20	10,000,000		11,193,200
Kentucky Property and Buildings Commission, Revenue (Project Number 99)	5.00	11/1/17	4,200,000		4,320,876
Kentucky Public Transportation Infrastructure Authority, Subordinate Toll Revenue, BAN (Downtown Crossing Project)	5.00	7/1/17	10,000,000		10,119,600
Louisville/Jefferson County Metro Government, PCR (Louisville Gas and Electric Company Project)	1.65	4/3/17	4,940,000		4,943,656
		30,577,332
Louisiana - 2.0%
East Baton Rouge Sewerage Commission, Revenue	1.05	8/1/18	7,055,000		7,016,903
England District Sub-District Number 1, Revenue (State of Louisiana - Economic Development Project)	5.00	8/15/17	3,055,000		3,115,520
Louisiana Citizens Property Insurance Corporation, Assessment Revenue	5.00	6/1/18	5,000,000		5,238,750

30

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Louisiana - 2.0% (continued)
Louisiana Public Facilities Authority, Revenue (Hurricane Recovery Program)	5.00	6/1/20	2,800,000	3,108,532
		18,479,705
Maryland - .6%
University System of Maryland, Revolving Loan Program Bonds	1.25	6/1/18	5,000,000	5,019,750
Massachusetts - 1.8%
Massachusetts, GO (Consolidation Loan)	1.05	7/1/20	10,000,000	9,836,100
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue J)	4.00	7/1/18	2,780,000	2,866,653
Massachusetts Health and Educational Facilities Authority, Revenue (University of Massachusetts Issue)	1.15	4/1/19	4,000,000	3,997,840
		16,700,593
Michigan - 3.6%
Michigan, Grant Anticipation Bonds	5.00	3/15/20	3,700,000	4,103,189
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/20	2,250,000	2,536,875
Michigan Finance Authority, Hospital Project Revenue (Ascension Senior Credit Group)	1.10	8/15/19	3,000,000	2,984,070
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Regional Convention Facility Authority Local Project Bonds)	4.00	10/1/17	1,155,000	1,176,344
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Regional Convention Facility Authority Local Project Bonds)	5.00	10/1/18	2,280,000	2,411,123
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,500,000	1,573,140
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,000,000	1,048,760
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	1/1/20	5,525,000	6,028,438
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	7/1/21	10,000,000	10,563,500
Michigan Strategic Fund, LOR (The Detroit Edison Company Pollution Control Bonds Project)	1.45	9/1/21	1,000,000	977,360
		33,402,799
Minnesota - .4%
Rochester, Health Care Facilities Revenue (Mayo Clinic)	4.00	11/15/18	1,755,000	1,841,925
Rochester, Health Care Facilities Revenue (Mayo Clinic)	4.00	11/15/18	2,050,000	2,151,537
		3,993,462
Mississippi - .1%
Mississippi Business Finance Corporation, SWDR (Waste Management, Inc. Project)	1.38	3/1/18	800,000	800,000
Missouri - .4%
Missouri State Environmental Improvement and Energy Resources Authority, EIR (Kansas City Power and Light Company Project)	2.88	7/2/18	3,400,000	3,451,680
Nebraska - 1.7%
Central Plains Energy Project, Gas Supply Revenue (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	14,625,000	15,854,962
Nevada - .6%
Washoe County, Gas Facilities Revenue (Sierra Pacific Power Company Projects)	1.50	6/3/19	5,500,000	5,453,745

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Hampshire - .1%
New Hampshire Business Finance Authority, SWDR (Waste Management, Inc. Project)	2.13	6/1/18	1,000,000		1,010,460
New Jersey - 4.5%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/18	6,500,000		6,747,975
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/20	3,000,000		3,221,130
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/17	1,275,000		1,275,370
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	12/15/18	1,500,000		1,570,185
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/19	10,700,000		11,261,001
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/18	3,950,000		4,115,702
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.75	6/15/17	2,500,000		2,531,475
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; XLCA)	5.00	12/15/17	2,500,000		2,565,725
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/21	5,000,000		5,189,050
New Jersey Water Supply Authority, Manasquan Reservoir Water Supply System Revenue	5.00	8/1/19	2,670,000		2,917,349
		41,394,962
New Mexico - .3%
New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	6/15/18	2,605,000		2,640,376
New York - 12.1%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center)	5.00	7/15/17	155,000		157,258
Harrisville Central School District, GO Notes, BAN	1.50	7/19/17	3,500,000		3,504,235
Long Island Power Authority, Electric System General Revenue	1.20	11/1/18	10,000,000		10,000,600
Metropolitan Transportation Authority, Transportation Revenue	5.00	2/15/20	10,000,000		10,981,100
Nassau County, GO (General Improvement)	5.00	4/1/19	10,000,000		10,818,300
New York City, GO (Insured; Assured Guaranty Municipal Corp.)	2.84	8/1/17	5,000,000	[c]	5,012,150
New York City Housing Development Corporation, MFHR (Sustainable Neighborhood Bonds)	1.38	5/1/20	5,000,000		4,995,100
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	2.93	3/1/23	2,000,000	[c]	1,950,500
New York State Environmental Facilities Corporation, SWDR (Waste Management, Inc. Project)	2.75	7/1/17	2,000,000		2,011,260
New York State Housing Finance Agency, Affordable Housing Revenue (Collateralized: FHLMC, FNMA and GNMA)	1.00	11/1/19	3,465,000		3,446,462
New York State Thruway Authority, General Revenue Junior Indebtedness Obligations	5.00	5/1/19	20,475,000		22,157,021
New York State Urban Development Corporation, Service Contract Revenue	5.00	1/1/21	5,005,000		5,540,635
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/17	2,000,000		2,043,380
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	1.10	12/1/18	15,000,000		15,013,500
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels) (Insured; Assured Guaranty Municipal Corp.)	1.08	1/1/19	250,000		249,910
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	4.00	6/1/19	3,000,000		3,157,290
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/20	2,500,000		2,746,175
Yonkers, GO	3.00	8/1/17	2,045,000		2,062,955
Yonkers, GO	4.00	8/1/18	3,130,000		3,250,787

32

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 12.1% (continued)
Yonkers, GO	4.00	9/1/18	1,230,000	1,280,811
		110,379,429
North Carolina - .4%
North Carolina Medical Care Commission, Health Care Facilities Revenue (Wake Forest Baptist Obligated Group)	1.38	12/1/17	2,300,000	2,295,952
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/20	890,000	980,282
		3,276,234
Ohio - 1.2%
Hamilton County, Sales Tax Revenue	4.00	12/1/20	1,280,000	1,402,547
Hamilton County, Sewer System Revenue (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/17	3,850,000	3,976,087
Indian Hill Exempted Village School District, GO Unlimited Tax School Facilities Improvement Bonds	4.00	12/1/19	1,220,000	1,313,818
Miami University (A State University of Ohio), General Receipts Revenue	5.00	9/1/19	4,015,000	4,397,108
		11,089,560
Oklahoma - .3%
Oklahoma County Independent School District Number 12, GO Combined Purpose Bonds (Edmond School District)	2.00	8/1/19	3,020,000	3,082,272
Pennsylvania - 8.0%
Delaware River Port Authority, Port District Project Revenue	5.00	1/1/18	1,080,000	1,108,609
Lehigh County Industrial Development Authority, PCR (PPL Electric Utilities Corporation Project)	0.90	8/15/17	6,000,000	6,003,180
Pennsylvania, GO	5.00	8/15/19	4,995,000	5,445,249
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	4.00	6/30/18	4,000,000	4,127,160
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/19	2,500,000	2,673,475
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	12/31/19	2,000,000	2,160,700
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/20	2,000,000	2,179,300
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000	5,050,150
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	5.00	7/1/20	3,720,000	4,055,358
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	1.44	12/1/18	5,000,000	4,999,900
Philadelphia, Water and Wastewater Revenue	5.00	1/1/20	6,150,000	6,779,083
Philadelphia, Water and Wastewater Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	3,690,000	3,757,564
Philadelphia School District, GO	5.00	9/1/18	5,350,000	5,608,619
Pittsburgh, GO	5.00	9/1/18	7,000,000	7,421,680
Pittsburgh and Allegheny County Sports and Exhibition Authority, Regional Asset District Sales Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/18	2,540,000	2,632,558
State Public School Building Authority, Revenue (Albert Gallatin Area School District Project)	1.32	9/1/18	2,665,000	2,662,015
State Public School Building Authority, School LR (The School District of Philadelphia Project)	5.00	6/1/17	1,500,000	1,514,535
Woodland Hills School District, GO	5.00	9/1/17	5,010,000	5,111,753
		73,290,888

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Rhode Island - .7%
Rhode Island Commerce Corporation, Grant Anticipation Bonds (Rhode Island Department of Transportation)	5.00	6/15/19	2,000,000	2,164,400
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/18	1,250,000	1,301,375
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/19	1,500,000	1,602,765
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/20	1,500,000	1,635,840
		6,704,380
South Carolina - 1.5%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/18	5,000,000	5,350,350
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/19	8,000,000	8,825,600
		14,175,950
Tennessee - 1.7%
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/17	4,905,000	4,973,719
Memphis-Shelby County Airport Authority, Airport Revenue	5.38	7/1/18	3,175,000	3,345,593
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, Revenue (Ascension Senior Credit Group)	1.55	11/3/20	7,500,000	7,480,050
		15,799,362
Texas - 13.0%
Alvin Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	3.00	8/14/19	4,000,000	4,158,840
Clear Creek Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.35	8/15/18	2,000,000	2,007,840
Corpus Christi, General Improvement Bonds	4.00	3/1/19	2,000,000	2,114,240
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.05	8/15/17	6,880,000	6,881,720
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	3.00	8/15/17	7,500,000	7,580,250
Dallas Independent School District, Limited Maintenance Tax Notes	1.50	8/15/18	4,050,000	4,065,835
Dallas Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/21	3,000,000	3,383,160
Eagle Mountain-Saginaw Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/19	9,925,000	10,100,573
Fort Bend Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	0.90	8/1/18	5,500,000	5,482,730
Harris County Cultural Education Facilities Finance Corporation, Medical Facilities Mortgage Revenue (Baylor College of Medicine)	5.00	11/15/18	1,550,000	1,650,549
Houston Convention and Entertainment Facilities Department, Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000	5,018,200
Katy Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/17	4,000,000	4,076,960
Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	1.05	8/15/18	14,300,000	14,293,851
New Hope Cultural Education Facilities Finance Corporation, Student Housing Construction Revenue (CHF - Collegiate Housing Commerce, L.L.C. - Texas A&M University - Commerce Project)	1.00	2/1/18	1,460,000	1,457,620

34

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Texas - 13.0% (continued)
North Central Texas Health Facilities Development Corporation, HR (Children's Medical Center of Dallas Project)	5.00	8/15/17	1,000,000	1,019,670
North Harris County Regional Water Authority, Senior Lien Revenue	5.00	12/15/19	1,150,000	1,267,450
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.35	6/1/18	9,550,000	9,582,852
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	6/1/21	5,000,000	5,053,400
Plano, Tax Notes	5.00	9/1/20	2,125,000	2,393,048
Round Rock Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.50	8/1/21	10,000,000	9,917,100
San Antonio Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/17	8,710,000	8,747,627
San Antonio Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/18	2,810,000	2,845,631
Texas Department of Housing and Community Affairs, MFHR (Fifty Oaks and Edinburg Village Apartments)	0.65	8/1/17	2,100,000	2,096,388
Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Senior Lien Revenue	5.25	12/15/18	3,325,000	3,528,889
		118,724,423
Virginia - 2.1%
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/17	2,280,000	2,309,207
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/18	1,750,000	1,841,805
Peninsula Ports Authority of Virginia, Coal Terminal Revenue (Dominion Terminal Associates Project - Dominion Energy Terminal Company Issue)	1.55	10/1/19	2,750,000	2,737,047
York County Economic Development Authority, PCR (Virginia Electric and Power Company Project)	1.88	5/16/19	12,075,000	12,216,881
		19,104,940
Washington - 3.7%
Port of Seattle, Intermediate Lien Revenue	5.00	2/1/19	5,875,000	6,309,574
Port of Seattle, Passenger Facility Charge Revenue	5.00	12/1/21	5,000,000	5,609,900
Seattle, Municipal Light and Power Revenue	1.32	11/1/18	7,500,000	7,500,300
Washington, COP (State and Local Agency Personal Property)	4.00	7/1/20	1,000,000	1,086,290
Washington, COP (State and Local Agency Real and Personal Property)	5.00	7/1/20	3,345,000	3,741,249
Washington, GO (Various Purpose)	5.00	7/1/20	8,325,000	9,358,049
		33,605,362
West Virginia - .3%
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue (Appalachian Power Company - Amos Project)	1.70	9/1/20	2,500,000	2,448,300
Wisconsin - 2.1%
La Crosse County, GO, BAN	1.00	10/15/17	6,200,000	6,200,496
Muskego, GO Promissory Notes	2.25	9/1/18	1,500,000	1,509,915
Stanley, Sewerage System Revenue, BAN	2.25	3/1/18	4,725,000	4,755,051
Wisconsin, COP (Master Lease Certificates)	4.00	3/1/19	2,340,000	2,466,945
Wisconsin, COP (Master Lease Certificates)	5.00	3/1/20	2,280,000	2,513,882
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Health Alliance Senior Credit Group)	4.00	3/1/18	1,500,000	1,545,555
		18,991,844

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Related - .1%
Puerto Rico Highways and Transportation Authority, Transportation Revenue	5.00	7/1/17	2,885,000		811,406
Total Long-Term Municipal Investments (cost $916,705,551)					913,560,752
Short-Term Municipal Investments - 1.1%
Maryland - .1%
Maryland Health & Higher Educational Facilities Authority	0.57	3/1/17	1,050,000	[c,d]	1,050,000
New York - .8%
New York City, GO Notes (LOC; Mizuho Bank, Ltd.)	0.60	3/1/17	2,000,000	[c,d]	2,000,000
New York City, GO Notes (LOC; Mizuho Bank, Ltd.)	0.62	3/1/17	2,300,000	[c,d]	2,300,000
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.58	3/1/17	2,800,000	[d]	2,800,000
		7,100,000
Texas - .2%
Tarrant County Cultural Education Facilities Finance Corporation, HR (Methodist Hospitals of Dallas Project) (LOC; JPMorgan Chase Bank)	0.57	3/1/17	2,045,000	[d]	2,045,000
Total Short-Term Municipal Investments (cost $10,195,000)					10,195,000
Total Investments (cost $926,900,551)			100.8%		923,755,752
Liabilities, Less Cash and Receivables			(0.8%)		(7,560,982)
Net Assets			100.0%		916,194,770

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.
d Variable rate demand note—rate shown is the interest rate in effect at February 28, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	15.1
Education	14.1
City	9.7
Utility-Electric	8.6
State/Territory	7.2
Health Care	7.2
Utility-Water and Sewer	6.4
Lease	3.9
Special Tax	3.3
Industrial	2.6
County	2.1
Resource Recovery	1.7
Housing	1.5
Pollution Control	.9
Prerefunded	.4
Other	16.1
100.8

† Based on net assets.

See notes to financial statements.

36

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal Investments - 99.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 1.5%
Jefferson County, Limited Obligation School Warrants (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,513,545
Florida - .8%
Lake County School Board, COP (Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,822,824
Illinois - 2.2%
Chicago, GO	5.00	1/1/24	500,000		505,450
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,285,000		1,320,800
Illinois, GO	5.25	2/1/29	2,000,000		2,077,960
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/17	1,000,000		1,017,650
		4,921,860
Michigan - .9%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,850,000		2,062,010
New Jersey - 3.0%
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/27	2,000,000		2,066,500
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,250,000		1,346,812
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,000,000		2,235,380
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/24	1,250,000		1,287,975
		6,936,667
New York - 2.7%
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/46	1,550,000		1,660,825
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[a]	1,834,630
New York State Environmental Facilities Coporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	4.00	6/15/46	2,000,000		2,086,780
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/22	450,000		510,435
		6,092,670
Pennsylvania - 85.4%
Allegheny County Higher Education Building Authority, Revenue (Duquesne University)	5.00	3/1/26	750,000		880,695
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	2,000,000		2,275,160
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/23	1,345,000		1,507,516
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000		1,381,025
Berks County Municipal Authority, Revenue (The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000		2,195,340
Boyertown Area School District, GO	5.00	10/1/34	1,060,000		1,181,593
Boyertown Area School District, GO	5.00	10/1/35	1,425,000		1,583,688
Canonsburg-Houston Joint Authority, Sewer Revenue	5.00	12/1/23	1,260,000		1,459,156
Chester County, GO (Prerefunded)	5.00	7/15/19	1,055,000	[b]	1,152,830
Cumberland Valley School District, GO	5.00	11/15/26	1,100,000		1,267,596
Dallastown Area School Districk York County, GO Notes	5.00	4/15/31	1,400,000		1,596,756

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 85.4% (continued)
Dallastown Area School Districk York County, GO Notes	5.00	4/15/32	1,000,000		1,134,430
Dauphin County General Authority, Health System Revenue (Pinnacle Health Systems Project)	5.00	6/1/29	2,500,000		2,882,025
Delaware County Authority, Revenue (Villanova University)	5.00	8/1/30	1,000,000		1,145,360
Easton Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000		2,368,096
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000		1,952,420
Fox Chapel Area School District, GO	5.00	8/1/34	3,190,000		3,568,781
Lancaster County Hospital Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/31	1,250,000		1,429,162
Lancaster County Solid Waste Management Authority, Guaranteed Authority Bonds (Dauphin County Guaranty)	5.00	12/15/33	1,895,000		2,118,989
Lower Paxton Township, GO	5.00	4/1/42	1,000,000		1,113,370
Monroeville Finance Authority, Revenue (University of Pennsylvania Medical Center)	5.00	2/15/26	2,135,000		2,540,479
Monroeville Finance Authority, Revenue (University of Pittsburgh Medical Center)	5.00	2/15/25	1,000,000		1,180,900
Montgomery County, GO	4.00	4/1/28	1,500,000		1,621,545
Montgomery County, GO (Prerefunded)	5.00	12/15/19	100,000	[b]	110,701
Montgomery County Industrial Development Authority, FHA Insured Mortgage Revenue (New Regional Medical Center Project) (Prerefunded)	5.50	8/1/20	995,000	[b]	1,137,653
Montgomery County Industrial Development Authority, Health System Revenue (Albert Einstein Healthcare Network Issue)	5.00	1/15/20	1,000,000		1,081,640
Montgomery County Industrial Development Authority, Retirement Community Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	2,500,000		2,668,300
Northhampton County General Purpose Authority, College Revenue (Lafayette College)	5.00	11/1/43	3,500,000		3,931,690
Pennsylvania, GO	5.00	7/1/20	5,000,000		5,571,650
Pennsylvania, GO	5.00	9/15/23	1,000,000		1,158,690
Pennsylvania, GO	5.00	3/15/28	2,200,000		2,508,726
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/22	3,060,000		3,527,629
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000		1,091,420
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/27	1,535,000		1,668,269
Pennsylvania Economic Development Financing Authority, Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000		1,129,250
Pennsylvania Economic Development Financing Authority, Revenue (University of Pittsburgh Medical Center)	5.00	2/1/26	2,455,000		2,854,649
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,050,150
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	5.00	7/1/20	4,000,000		4,360,600
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/24	1,310,000		1,545,551
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania)	5.00	8/15/40	2,000,000		2,201,160
Pennsylvania Higher Educational Facilities Authority, Revenue (Drexel University)	5.00	5/1/31	775,000		884,461
Pennsylvania Higher Educational Facilities Authority, Revenue (Saint Joseph's University)	5.00	11/1/25	2,010,000		2,233,251
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/22	1,500,000		1,726,500
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000		5,698,450

38

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Pennsylvania - 85.4% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/26	1,000,000	1,104,030
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/30	1,875,000	2,084,137
Pennsylvania Higher Educational Facilities Authority, Revenue (Temple University)	5.00	4/1/26	1,000,000	1,131,720
Pennsylvania Higher Educational Facilities Authority, Revenue (The Trustees of the University of Pennsylvania)	5.00	8/15/32	2,240,000	2,648,778
Pennsylvania Higher Educational Facilities Authority, Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,575,318
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	5,000,000	5,671,950
Pennsylvania Infrastructure Investment Authority, Revenue (PENNVEST/Commonwealth Funded Loan Pool Program)	5.00	5/15/22	2,155,000	2,519,152
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/21	2,000,000	2,229,620
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	3,782,132
Pennsylvania State University, GO	5.00	3/1/28	1,980,000	2,189,484
Pennsylvania State University, GO	5.00	3/1/40	3,000,000	3,277,470
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/32	1,190,000	1,327,612
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/38	2,415,000	2,661,861
Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Revenue	5.00	12/1/30	1,325,000	1,551,562
Pennsylvania Turnpike Commission, Registration Fee Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000	3,004,500
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/40	2,000,000	2,179,960
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.25	12/1/35	2,280,000	2,560,326
Perkiomen Valley School District, GO	4.00	3/1/28	3,345,000	3,579,050
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000	1,938,842
Philadelphia, Water and Wastewater Revenue	5.00	11/1/27	2,840,000	3,255,691
Philadelphia, Water and Wastewater Revenue	5.00	7/1/31	2,000,000	2,271,060
Philadelphia, Water and Wastewater Revenue	5.00	1/1/36	2,830,000	3,110,425
Philadelphia Authority for Industrial Development, Revenue (National Board of Medical Examiners Project)	5.00	5/1/28	1,145,000	1,341,482
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/25	2,500,000	2,956,300
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/31	2,000,000	2,282,340
Philadelphia Authority for Industrial Development, Revenue (Thomas Jefferson University)	5.00	9/1/35	2,000,000	2,208,780
Philadelphia School District, GO	5.00	9/1/20	1,805,000	1,967,143
Pittsburgh, GO	5.00	9/1/25	2,000,000	2,277,120
Pittsburgh, GO	5.00	9/1/26	5,000,000	5,671,600
Pittsburgh Water and Sewer Authority, Water and Sewer System First Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/25	2,580,000	2,992,619
Saint Mary Hospital Authority, Health System Revenue (Catholic Health East Issue)	5.25	11/15/23	2,000,000	2,222,280
Southcentral Pennsylvania General Authority, Revenue (WellSpan Health Obligation Group)	5.00	6/1/27	2,085,000	2,395,394

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 85.4% (continued)
Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds (Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000		2,242,280
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	2,450,000		2,701,958
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/24	2,000,000		2,277,840
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/31	2,490,000		2,708,747
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/38	1,800,000		2,071,368
Upper Merion Area School District, GO	5.00	1/15/35	650,000		731,387
Upper Merion Area School District, GO	5.00	1/15/37	400,000		447,424
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/26	1,000,000		1,131,730
West View Borough Municipal Authority, Water Revenue	5.00	11/15/32	3,000,000		3,443,700
Westmoreland County Municipal Authority, Municipal Service Revenue (Insured; Build America Mutual Assurance Company)	5.00	8/15/27	1,500,000		1,735,230
Westmoreland County Municipal Authority, Municipal Service Revenue (Insured; Build America Mutual Assurance Company)	5.00	8/15/28	1,000,000		1,149,220
		194,287,924
U.S. Related - 3.2%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,613,175
Guam, LOR (Section 30) (Prerefunded)	5.63	12/1/19	1,000,000	[b]	1,119,340
Puerto Rico Commonwealth, Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		3,067,770
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	4,000,000	[c]	730,000
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	1,000,000		524,580
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	160,245
		7,215,110
Total Long-Term Municipal Investments (cost $225,329,670)					226,852,610
Short-Term Municipal Investments - .7%
New York - .7%
New York City, GO Notes (LOC; Mizuho Bank, Ltd.) (cost $1,600,000)	0.60	3/1/17	1,600,000	[e]	1,600,000
Total Investments (cost $226,929,670)			100.4%		228,452,610
Liabilities, Less Cash and Receivables			(0.4%)		(1,013,365)
Net Assets			100.0%		227,439,245

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $1,834,630 or .81% of net assets.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Non-income producing—security in default.
d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Variable rate demand note—rate shown is the interest rate in effect at February 28, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

40

Portfolio Summary (Unaudited) †	Value (%)
Education	22.0
Health Care	11.2
Transportation Services	10.5
Utility-Water and Sewer	9.9
City	8.0
State/Territory	7.5
Special Tax	5.2
Lease	3.5
Industrial	3.3
County	3.1
Municipal Bonds	2.4
Resource Recovery	2.2
Prerefunded	1.5
Other	10.1
100.4

† Based on net assets.

See notes to financial statements.

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal Investments - 96.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 1.9%
California, GO (Various Purpose)	5.00	9/1/30	2,000,000		2,355,320
Palomar Health, GO	4.00	8/1/30	3,000,000		3,160,980
		5,516,300
Illinois - .7%
Chicago, GO	5.00	1/1/23	1,970,000		1,998,762
Massachusetts - 85.0%
Barnstable, GO	4.00	9/15/21	580,000		648,179
Berkshire Wind Power Cooperative Corporation, Wind Project Revenue	5.25	7/1/23	750,000		827,055
Boston Water and Sewer Commission, General Revenue	5.00	11/1/28	500,000		589,565
Boston Water and Sewer Commission, General Revenue	5.00	11/1/29	1,000,000		1,173,580
Boston Water and Sewer Commission, General Revenue	5.00	11/1/30	1,000,000		1,170,430
Boston Water and Sewer Commission, General Revenue	5.00	11/1/31	600,000		700,098
Boston Water and Sewer Commission, General Revenue (Prerefunded)	5.00	11/1/19	2,500,000	[a]	2,757,875
Canton, GO (Municipal Purpose Loan)	5.00	3/15/21	1,250,000		1,431,850
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000		816,865
Massachusetts, Commonwealth Transportation Fund Revenue (Rail Enhancement and Accelerated Bridge Programs)	4.00	6/1/46	2,500,000		2,558,225
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/25	5,060,000		6,051,305
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/27	2,000,000		2,358,260
Massachusetts, GO	1.15	11/1/18	2,500,000	[b]	2,498,250
Massachusetts, GO	5.25	8/1/21	1,975,000		2,305,042
Massachusetts, GO	5.25	8/1/23	1,000,000		1,207,650
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	2,500,000		2,914,700
Massachusetts, GO (Consolidated Loan)	5.00	8/1/26	5,000,000		5,752,700
Massachusetts, GO (Consolidated Loan)	5.00	3/1/31	2,250,000		2,579,962
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/21	920,000	[a]	1,062,821
Massachusetts, Transportation Fund Revenue (Accelerated Bridge Program)	5.00	6/1/21	2,100,000		2,418,150
Massachusetts, Transportation Fund Revenue (Accelerated Bridge Program) (Prerefunded)	5.00	6/1/21	2,095,000	[a]	2,408,475
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	3,085,000		3,587,793
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	2,000,000		2,325,960
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/22	2,430,000		2,878,942
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	0.00	7/1/32	2,500,000	[c]	1,493,425
Massachusetts Clean Energy Cooperative Corporation, Clean Energy Cooperative Revenue (A Massachusetts Municipal Lighting Plant Cooperative)	5.00	7/1/28	1,250,000		1,431,388
Massachusetts College Building Authority, Project Revenue	4.00	5/1/19	345,000		366,801

42

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Massachusetts - 85.0% (continued)
Massachusetts College Building Authority, Project Revenue	5.00	5/1/27	3,000,000	3,486,240
Massachusetts Department of Transportation, Metropolitan Highway System Senior Revenue	5.00	1/1/32	1,530,000	1,669,460
Massachusetts Department of Transportation, Metropolitan Highway System Subordinated Revenue (Commonwealth Contract Assistance Secured)	5.00	1/1/35	3,045,000	3,334,092
Massachusetts Development Finance Agency, Revenue (Babson College Issue)	5.00	10/1/25	545,000	646,735
Massachusetts Development Finance Agency, Revenue (Baystate Medical Center Issue)	5.00	7/1/24	350,000	410,015
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	1,500,000	1,684,260
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/29	1,000,000	1,170,830
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/37	1,750,000	1,983,607
Massachusetts Development Finance Agency, Revenue (Boston College Issue)	5.00	7/1/23	1,750,000	2,076,130
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/23	765,000	870,975
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/24	475,000	541,704
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/25	500,000	569,350
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/26	500,000	568,485
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue) (Green Bonds)	5.00	7/1/44	2,000,000	2,097,160
Massachusetts Development Finance Agency, Revenue (Boston University Issue)	4.00	10/1/32	1,000,000	1,044,560
Massachusetts Development Finance Agency, Revenue (Boston University Issue)	5.00	10/1/46	2,000,000	2,253,000
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/22	1,000,000	1,149,900
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/24	1,000,000	1,175,140
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/26	1,000,000	1,192,410
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/29	1,000,000	1,159,660
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/30	1,000,000	1,153,050
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/32	1,565,000	1,799,437
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/33	1,500,000	1,716,585
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/19	2,000,000	2,111,260
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/22	565,000	624,941
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/23	400,000	446,420
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/25	1,000,000	1,120,240
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue)	5.00	10/1/30	1,000,000	1,104,770
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue) (Green Bonds)	4.00	10/1/46	1,000,000	935,710
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/27	1,000,000	1,113,990
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/28	1,000,000	1,111,000
Massachusetts Development Finance Agency, Revenue (Lesley University Issue)	5.00	7/1/28	1,550,000	1,797,442
Massachusetts Development Finance Agency, Revenue (Lesley University Issue)	5.00	7/1/31	1,000,000	1,142,580
Massachusetts Development Finance Agency, Revenue (MCPHS University Issue)	5.00	7/1/37	465,000	521,856
Massachusetts Development Finance Agency, Revenue (Olin College Issue)	5.00	11/1/38	5,000,000	5,597,450

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Massachusetts - 85.0% (continued)
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000	2,068,236
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	4.00	7/1/32	2,000,000	2,083,880
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/33	3,410,000	3,616,748
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,230,000	1,288,118
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.25	10/1/24	465,000	532,597
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/25	700,000	798,070
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/29	2,820,000	3,123,742
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/24	530,000	617,005
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/25	500,000	585,375
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/28	750,000	868,740
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/41	2,000,000	2,192,100
Massachusetts Development Finance Agency, Revenue (Southcoast Health System Obligated Group Issue)	4.00	7/1/20	530,000	571,218
Massachusetts Development Finance Agency, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/28	1,000,000	1,203,340
Massachusetts Development Finance Agency, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/32	1,910,000	2,203,701
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue)	5.25	4/1/23	3,675,000	4,213,645
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue)	5.25	4/1/24	4,500,000	5,155,740
Massachusetts Development Finance Agency, Revenue (The Park School Issue)	5.00	9/1/21	300,000	339,300
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/24	1,000,000	1,135,470
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/25	2,375,000	2,704,412
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/28	1,000,000	1,124,550
Massachusetts Development Finance Agency, Revenue (Wentworth Institute of Technology Issue)	5.00	10/1/20	705,000	778,574
Massachusetts Development Finance Agency, Revenue (Wentworth Institute of Technology Issue)	5.00	10/1/24	550,000	629,591
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/35	1,350,000	1,454,612
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/40	2,650,000	2,863,325
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	4.00	1/1/19	170,000	178,962
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/20	200,000	220,458
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/21	100,000	112,896
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/22	200,000	229,644
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/23	250,000	289,953
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	3.00	1/1/25	190,000	195,219
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	4.00	1/1/26	130,000	143,641
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/27	310,000	367,105
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/28	140,000	164,529
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/29	200,000	233,612

44

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 85.0% (continued)
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/30	410,000		475,633
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/31	415,000		478,877
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/20	905,000		1,023,817
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/21	830,000		961,007
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/34	1,000,000		1,134,310
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/39	1,460,000		1,652,282
Massachusetts Development Finance Agency, SWDR (Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000	[a]	2,201,440
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue I)	4.00	1/1/18	2,500,000		2,550,550
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue I)	5.00	1/1/20	1,400,000		1,509,774
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue J)	5.00	7/1/21	2,350,000		2,596,327
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/32	125,000		127,773
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/37	360,000		367,794
Massachusetts Health and Educational Facilities Authority, Revenue (Cape Cod Healthcare Obligated Group Issue) (Insured; Assured Guaranty Corp.) (Prerefunded)	5.13	11/15/19	1,000,000	[a]	1,107,810
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue)	5.00	7/1/18	690,000		726,494
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue) (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	7/1/18	1,000,000	[a]	1,058,700
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		2,955,205
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,142,140
Massachusetts Health and Educational Facilities Authority, Revenue (Isabella Stewart Gardner Museum Issue) (Prerefunded)	5.00	5/1/19	2,525,000	[a]	2,741,569
Massachusetts Health and Educational Facilities Authority, Revenue (Isabella Stewart Gardner Museum Issue) (Prerefunded)	5.00	5/1/19	1,000,000	[a]	1,085,770
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000		2,164,680
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000		3,988,460
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000		1,150,940
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	2,000,000		2,226,940
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000		3,313,770
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000		3,323,550
Massachusetts Health and Educational Facilities Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/22	115,000		116,605
Massachusetts Health and Educational Facilities Authority, Revenue (Partners HealthCare System Issue) (Prerefunded)	5.00	7/1/17	135,000	[a]	137,018
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	410,000	[a]	452,214
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	590,000	[a]	650,746
Massachusetts Health and Educational Facilities Authority, Revenue (Sterling and Francine Clark Art Institute Issue) (Prerefunded)	5.00	7/1/20	4,640,000	[a]	5,219,026
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue)	6.25	7/1/30	2,100,000		2,309,475

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 85.0% (continued)
Massachusetts Health and Educational Facilities Authority, Revenue (Tufts University Issue)	5.25	2/15/26	3,130,000		3,871,591
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	1,625,000		1,712,181
Massachusetts Housing Finance Agency, Housing Revenue	2.95	12/1/32	1,000,000		922,310
Massachusetts Housing Finance Agency, SFHR	3.50	12/1/46	1,500,000		1,574,790
Massachusetts Port Authority, Revenue	4.00	7/1/20	1,000,000		1,091,430
Massachusetts Port Authority, Revenue	5.00	7/1/24	315,000		372,963
Massachusetts Port Authority, Revenue	5.00	7/1/27	1,345,000		1,524,356
Massachusetts Port Authority, Revenue	5.00	7/1/28	200,000		231,880
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000		2,791,050
Massachusetts Port Authority, Revenue	5.00	7/1/29	200,000		230,516
Massachusetts Port Authority, Revenue	5.00	7/1/31	1,500,000		1,710,555
Massachusetts Port Authority, Revenue	5.00	7/1/32	750,000		863,078
Massachusetts Port Authority, Revenue	5.00	7/1/33	2,000,000		2,291,520
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/26	4,000,000		4,644,960
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/29	2,700,000		3,119,391
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/30	2,000,000		2,310,660
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	4.00	8/15/32	2,500,000		2,641,550
Massachusetts State College Building Authority, Revenue	4.00	5/1/20	715,000		777,956
Massachusetts Turnpike Authority, Turnpike Revenue (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	5.00	1/1/20	2,295,000		2,447,732
Massachusetts Water Pollution Abatement Trust, (Pool Program)	5.00	8/1/18	75,000		75,282
Massachusetts Water Pollution Abatement Trust, State Revolving Fund Revenue	5.00	8/1/23	3,000,000		3,584,520
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000		155,657
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	2,570,000		3,001,015
Massachusetts Water Resources Authority, General Revenue (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	160,000	[a]	163,158
Massachusetts Water Resources Authority, General Revenue (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	65,000	[a]	66,283
Massachusetts Water Resources Authority, General Revenue (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	95,000	[a]	96,875
Massachusetts Water Resources Authority, General Revenue (Prerefunded)	5.00	8/1/21	500,000	[a]	577,155
Metropolitan Boston Transit Parking Corporation, Systemwide Senior Lien Parking Revenue	5.00	7/1/25	1,000,000		1,132,170
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/27	640,000		703,328
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/28	420,000		456,011
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/29	745,000		803,244
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/30	315,000		337,415
Weston, GO	4.00	12/1/23	530,000		606,500
		250,823,676

46

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 96.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Michigan - .7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	2,000,000		2,229,200
New Jersey - 2.8%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,760,000		1,896,312
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	2,000,000		2,208,520
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,160,000		2,414,210
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/24	1,750,000		1,803,165
		8,322,207
New Mexico - .4%
New Mexico Finance Authority, Revenue (Senior Lien Public Project)	5.00	6/1/24	1,100,000		1,311,673
New York - 2.3%
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/46	2,250,000		2,410,875
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[d]	1,834,630
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000		1,996,520
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/22	550,000		623,865
		6,865,890
U.S. Related - 2.2%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,591,785
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		578,780
Guam, LOR (Section 30) (Prerefunded)	5.63	12/1/19	1,000,000	[a]	1,119,340
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000		1,046,840
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000		1,004,990
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,000,000	[e]	365,000
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	1,000,000		524,580
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[f]	240,368
		6,471,683
Total Long-Term Municipal Investments (cost $280,066,044)					283,539,391
Short-Term Municipal Investments - 3.7%
Massachusetts - 3.7%
Massachusetts Health and Educational Facilities Authority, Revenue (Amherst College Issue)	0.53	3/1/17	1,300,000	[g]	1,300,000
Massachusetts Health and Educational Facilities Authority, Revenue (Baystate Medical Center Issue) (LOC; JPMorgan Chase Bank)	0.56	3/1/17	500,000	[g]	500,000
Massachusetts Health and Educational Facilities Authority, Revenue (Children's Hospital Issue) (LOC; JPMorgan Chase Bank)	0.58	3/1/17	1,800,000	[g]	1,800,000
Massachusetts Health and Educational Facilities Authority, Revenue (Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.57	3/1/17	1,100,000	[g]	1,100,000

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Short-Term Municipal Investments - 3.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 3.7% (continued)
Massachusetts Health and Educational Facilities Authority, Revenue (Museum of Fine Arts Issue) (Liquidity Facility; Wells Fargo Bank)	0.57	3/1/17	6,100,000	[g]	6,100,000
Total Short-Term Municipal Investments (cost $10,800,000)					10,800,000
Total Investments (cost $290,866,044)			99.7%		294,339,391
Cash and Receivables (Net)			0.3%		893,207
Net Assets			100.0%		295,232,598

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—rate shown is the interest rate in effect at period end.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $1,834,630 or .62% of net assets.
e Non-income producing—security in default.
f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
g Variable rate demand note—rate shown is the interest rate in effect at February 28, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †	Value (%)
Education	33.8
Health Care	13.3
Transportation Services	12.8
Prerefunded	8.2
State/Territory	6.5
Special Tax	4.7
City	3.2
Housing	2.4
Utility-Water and Sewer	2.3
Industrial	1.3
Utility-Electric	1.1
Pollution Control	.0
Other	10.1
99.7

† Based on net assets.

See notes to financial statements.

48

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal Investments - 97.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - .7%
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,150,000		1,182,039
Michigan - .8%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,150,000		1,281,790
New Jersey - 2.1%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,000,000		1,077,450
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	1,265,000		1,413,878
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/24	1,000,000		1,030,380
		3,521,708
New York - 91.5%
Albany County Airport Authority, Airport Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,656,045
Battery Park City Authority, Senior Revenue	5.00	11/1/23	1,065,000		1,285,466
Dutchess County Local Development Corporation, Revenue (Health Quest Systems, Inc. Project)	5.00	7/1/27	1,000,000		1,171,200
Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Revenue	5.00	12/1/24	1,000,000		1,152,830
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/33	725,000		830,328
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/34	730,000		832,711
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/35	2,900,000		3,298,576
Long Island Power Authority, Electric System General Revenue	5.00	5/1/20	1,000,000		1,108,770
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,132,160
Long Island Power Authority, Electric System General Revenue	5.00	9/1/24	1,270,000		1,493,063
Long Island Power Authority, Electric System General Revenue	5.00	9/1/30	1,000,000		1,151,870
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.25	11/15/28	1,000,000		1,236,570
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	60,000		65,398
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	1,465,000		1,745,797
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,375,000		2,753,860
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/29	2,000,000		2,347,480
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.25	11/15/18	5,000	[a]	5,458
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.25	11/15/18	235,000	[a]	256,542
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/46	2,200,000		2,357,300
Nassau County, GO	5.00	10/1/20	2,000,000		2,182,600
Nassau County, GO (General Improvement Bonds)	5.00	4/1/29	1,500,000		1,705,995
Nassau County, GO (General Improvement Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/23	1,100,000		1,299,661
Nassau County, GO (General Improvement Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/27	1,190,000		1,429,368
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	145,000		152,549

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 91.5% (continued)
Nassau County Sewer and Storm Water Finance Authority, System Revenue (Insured; Berkshire Hathaway Assurance Corporation) (Prerefunded)	5.38	11/1/18	1,000,000	[a]	1,075,540
New York City, GO	5.00	8/1/20	750,000		843,368
New York City, GO	5.00	8/1/23	1,050,000		1,240,879
New York City, GO	5.00	8/1/25	1,255,000		1,504,845
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000		1,112,230
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	2,110,000		2,344,442
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000		1,868,475
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/25	1,000,000		1,219,690
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	5/1/29	2,000,000		2,293,560
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/31	1,980,000		2,209,997
New York City Trust for Cultural Resources, Revenue (Lincoln Center for the Performing Arts, Inc.)	5.00	12/1/26	1,075,000		1,282,421
New York City Trust for Cultural Resources, Revenue (The Juilliard School)	5.00	1/1/34	2,000,000		2,131,180
New York City Trust for Cultural Resources, Revenue (The Juilliard School)	5.00	1/1/39	2,500,000		2,662,550
New York City Trust for Cultural Resources, Revenue (Wildlife Conservation Society)	5.00	8/1/31	1,480,000		1,709,726
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/45	1,000,000		1,068,380
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	1,000,000		1,151,110
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	9/15/40	615,000		694,630
New York Liberty Development Corporation, Liberty Revenue, Series 1 World Trade Center - 2011 (Secured by Port Authority Consolidated Bonds)	5.00	12/15/41	1,205,000		1,339,189
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,500,000	[b]	1,572,540
New York Local Government Assistance Corporation, Subordinate Lien Revenue	5.00	4/1/21	1,560,000		1,744,174
New York Local Government Assistance Corporation, Subordinate Lien Revenue	5.00	4/1/23	1,395,000		1,557,434
New York State Dormitory Authority, Consolidated Revenue (City University System) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/18	695,000		721,848
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	2,500,000		2,798,200
New York State Dormitory Authority, Revenue (Convent of the Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000		1,141,900
New York State Dormitory Authority, Revenue (Icahn School of Medicine at Mount Sinai)	5.00	7/1/23	1,000,000		1,164,570
New York State Dormitory Authority, Revenue (Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000		3,266,100
New York State Dormitory Authority, Revenue (New York State Department of Health)	5.00	7/1/25	1,000,000		1,189,660
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/31	2,000,000		2,282,080
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/37	2,155,000		2,434,266
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/37	650,000		734,149
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/43	2,400,000		2,689,944
New York State Dormitory Authority, Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000		1,110,710
New York State Dormitory Authority, Revenue (School Districts Revenue Financing Program)	5.00	10/1/18	1,540,000		1,639,161

50

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 91.5% (continued)
New York State Dormitory Authority, Revenue (The New School)	5.00	7/1/32	1,530,000	1,725,381
New York State Dormitory Authority, Revenue (The Rockefeller University)	5.00	7/1/40	3,000,000	3,250,110
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/20	1,000,000	1,112,880
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/20	1,000,000	1,115,640
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/28	1,000,000	1,202,290
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/32	1,500,000	1,741,860
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	1,000,000	1,148,470
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/26	1,500,000	1,782,900
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/30	1,275,000	1,518,678
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/33	1,215,000	1,413,908
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000	1,996,520
New York State Environmental Facilities Coporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	4.00	6/15/46	2,475,000	2,582,390
New York State Environmental Facilities Corporation, State Revolving Funds Revenue (Master Financing Program) (Green Bonds)	5.00	5/15/26	1,700,000	2,051,186
New York State Thruway Authority, General Revenue	5.00	1/1/32	1,000,000	1,135,050
New York State Thruway Authority, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/31	2,000,000	2,300,180
New York State Urban Development Corporation, Service Contract Revenue	5.00	1/1/20	2,075,000	2,295,220
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/23	1,410,000	1,669,186
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/25	1,000,000	1,199,740
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	1,000,000	1,155,390
Onondaga County Trust for Cultural Resources, Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000	2,759,675
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000	2,103,060
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	3/15/21	1,330,000	1,477,896
Oyster Bay, Public Improvement GO (Insured; Build America Mutual Assurance Company)	5.00	8/15/22	1,715,000	1,930,267
Port Authority of New York and New Jersey, (Consolidated Bonds, 189th Series)	5.00	5/1/30	1,000,000	1,166,080
Rockland County, GO (Insured; Build America Mutual Assurance Company)	5.00	6/1/23	575,000	662,015
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/21	1,585,000	1,842,879
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/31	1,060,000	1,242,225
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/22	1,000,000	1,149,000
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/24	2,205,000	2,588,868
Suffolk County Water Authority, Water System Revenue	4.00	6/1/30	1,895,000	2,052,190
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/30	1,645,000	1,915,635
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/22	1,000,000	1,134,300

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 91.5% (continued)
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/25	1,000,000		1,190,520
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	6/15/26	2,000,000		2,374,420
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000		1,564,206
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000		1,668,510
Westchester County Local Development Corporation, Revenue (Westchester Medical Center Obligated Group Project)	5.00	11/1/28	1,000,000		1,105,030
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	2,640,000		3,018,127
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/26	1,000,000		1,181,860
		152,974,287
U.S. Related - 2.8%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,075,450
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000		2,617,100
Puerto Rico Housing Finance Authority, Capital Fund Program Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000		266,240
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	1,200,000		629,496
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[c]	160,245
		4,748,531
Total Long-Term Municipal Investments (cost $160,916,445)					163,708,355
Short-Term Municipal Investments - 1.0%
New York - 1.0%
New York City, GO Notes (LOC; Mizuho Bank, Ltd.)	0.60	3/1/17	1,200,000	[d]	1,200,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Bank of Montreal)	0.59	3/1/17	500,000	[d]	500,000
Total Short-Term Municipal Investments (cost $1,700,000)					1,700,000
Total Investments (cost $162,616,445)			98.9%		165,408,355
Cash and Receivables (Net)			1.1%		1,883,982
Net Assets			100.0%		167,292,337

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $1,572,540 or .94% of net assets.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d Variable rate demand note—rate shown is the interest rate in effect at February 28, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

52

Portfolio Summary (Unaudited) †	Value (%)
Education	22.2
Special Tax	17.3
Transportation Services	13.4
County	8.8
City	7.2
Health Care	6.7
Utility-Water and Sewer	5.7
Utility-Electric	5.1
Industrial	3.9
Prerefunded	.8
Lease	.8
Housing	.7
Other	6.3
98.9

† Based on net assets.

See notes to financial statements.

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund
Bonds and Notes - .5%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - .2%
Northwell Healthcare, Scd. Notes	3.98	11/1/46	2,000,000		1,867,362
Industrials - .3%
California Institute of Technology, Sr. Unscd. Bonds	4.28	9/1/16	5,000,000		4,278,355
Total Bonds and Notes (cost $7,000,000)					6,145,717
Long-Term Municipal Investments - 97.1%
Alabama - 1.7%
Jefferson County, Limited Obligation School Warrants (Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		5,019,350
Jefferson County, Subordinate Lien Sewer Revenue Warrants	6.00	10/1/42	7,000,000		7,979,020
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/46	5,170,000		5,991,565
Tuscaloosa Public Educational Building Authority, Student Housing Revenue (Ridgecrest Student Housing, LLC University of Alabama Ridgecrest Residential Project) (Insured; Assured Guaranty Corp.) (Prerefunded)	6.75	7/1/18	1,100,000	[a]	1,186,845
		20,176,780
Arizona - .9%
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	750,000	[a]	800,153
Arizona Health Facilities Authority, HR (Phoenix Children's Hospital)	5.00	2/1/42	6,000,000		6,325,980
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	1/1/38	1,130,000		1,311,907
University Medical Center Corporation, HR (Prerefunded)	6.00	7/1/21	2,500,000	[a]	2,981,550
		11,419,590
California - 14.3%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue	5.00	10/1/35	2,500,000		2,773,125
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/35	1,500,000		1,520,265
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	3.13	10/1/36	2,500,000		2,222,025
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/36	1,000,000		1,118,700
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/37	1,000,000		1,009,510
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/37	1,325,000		1,478,846
Anaheim Public Financing Authority, LR (Anaheim Convention Center Expansion Project)	5.00	5/1/46	2,000,000		2,206,140
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		8,848,111
California, GO (Various Purpose)	5.00	9/1/46	4,430,000		5,067,521
California Education Facilities Authority, Revenue (Loma Linda University)	5.00	4/1/42	2,000,000		2,214,940
California Education Facilities Authority, Revenue (Loma Linda University)	5.00	4/1/47	2,500,000		2,757,625
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	10,891
California Health Facilities Financing Authority, Revenue (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,534,478

54

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 14.3% (continued)
California Infrastructure and Economic Development Bank, Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	900,000		1,010,142
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/42	1,000,000		1,094,950
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/47	1,000,000		1,093,200
California Municipal Finance Authority, Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		6,813,960
California Municipal Finance Authority, Revenue (NorthBay Healthcare Group)	5.25	11/1/41	1,200,000		1,297,272
California Municipal Finance Authority, Revenue (NorthBay Healthcare Group)	5.00	11/1/47	2,000,000		2,104,880
California Municipal Finance Authority, Revenue (NorthBay Healthcare Group)	5.25	11/1/47	700,000		752,710
California Municipal Finance Authority, Revenue (Southwestern Law School)	6.50	11/1/31	300,000		353,562
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/35	600,000		638,562
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/50	2,750,000		2,883,457
California Pollution Control Financing Authority, Water Furnishing Revenue (San Diego County Water Authority Desalination Project Pipeline)	5.00	11/21/45	6,000,000	[b]	6,002,820
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,254,500
California State University Trustees, Systemwide Revenue	4.00	11/1/45	500,000		513,915
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.75	8/1/19	2,230,000	[a]	2,534,016
California Statewide Communities Development Authority, PCR (Southern California Edison Company)	2.63	12/1/23	3,000,000		3,046,020
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/36	2,500,000	[b]	2,622,600
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/41	2,500,000	[b]	2,612,900
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.25	12/1/44	2,000,000		2,113,260
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/46	3,500,000	[b]	3,639,160
California Statewide Communities Development Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		6,833,820
California Statewide Communities Development Authority, Revenue (University of California, Irvine East Campus Apartments)	5.00	5/15/40	3,000,000		3,245,970
California Statewide Communities Development Authority, Student Housing Revenue (University of California, Irvine East Campus Apartments, Phase 1 Refunding- CHF - Irvine, L.L.C.)	5.38	5/15/38	1,900,000		2,092,318
Capistrano Unified School District Community Facilities District Number 90-2, Special Tax Bonds (Improvement Area Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,515,160
Galt Redevelopment Agency, Tax Allocation Revenue (Galt Redevelopment Project)	7.38	9/1/33	2,000,000		2,387,800
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[c]	1,325,293
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[c]	2,331,080
Irvine Reassessment District Number 12-1, Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,043,370
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/40	2,500,000		2,691,550
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/45	2,000,000		2,147,420
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/34	1,000,000		1,137,470
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/39	1,000,000		1,126,410
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[c]	1,386,600

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 14.3% (continued)
Northern California Gas Authority Number 1, Gas Project Revenue	1.39	7/1/27	660,000		589,255
Oakland Unified School District, GO	5.00	8/1/40	3,000,000		3,386,490
Palomar Health, Revenue	5.00	11/1/39	1,000,000		1,049,210
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/30	2,000,000		2,321,040
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/31	2,000,000		2,321,040
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/33	3,500,000		4,061,820
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/44	2,000,000		2,244,860
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/48	5,000,000		5,605,550
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[c]	3,130,560
San Diego Unified School District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	4.00	7/1/35	2,205,000		2,308,481
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[c]	617,940
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/43	7,835,000	[c]	1,787,790
San Francisco City and County Redevelopment Financing Authority, Tax Allocation Revenue (San Francisco Redevelopment Projects)	6.63	8/1/41	1,250,000		1,458,025
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road Revenue	5.00	1/15/50	5,000,000		5,357,600
South Bayside Waste Management Authority, Solid Waste Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,108,010
Tender Option Bond Trust Receipts (Series 2016-XM0427) Non-recourse, (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000	[b,d]	11,250,300
University of California Regents, Limited Project Revenue	5.00	5/15/37	14,605,000		16,740,835
		174,747,130
Colorado - .1%
City and County of Denver, Airport System Revenue (Insured: Assured Guaranty Corp. and National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000		1,030,180
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		536,235
		1,566,415
Delaware - 1.1%
Tender Option Bond Trust Receipts (Series 2016-XM0431) Non-recourse, University of Delaware, Revenue)	5.00	5/1/21	12,230,000	[b,d]	13,723,402
District of Columbia - 1.5%
District of Columbia, Revenue (Friendship Public Charter School, Inc. Issue)	5.00	6/1/32	3,500,000		3,620,470
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/33	1,100,000		1,279,641
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000		1,956,530
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/48	1,450,000		1,664,339
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue (Dulles Metrorail and Capital Improvement Projects) (Insured; Assured Guaranty Corp.)	0.00	10/1/36	6,275,000	[c]	2,688,273

56

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
District of Columbia - 1.5% (continued)
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue (Dulles Metrorail and Capital Improvement Projects) (Insured; Assured Guaranty Corp.)	0.00	10/1/39	17,560,000	[c]	6,636,978
		17,846,231
Florida - 3.4%
Brevard County Health Facilities Authority, Health Facilities Revenue (Health First, Inc. Project) (Prerefunded)	7.00	4/1/19	1,675,000	[a]	1,881,762
Collier County Health Facilities Authority, Residential Care Facility Revenue (The Moorings Inc.)	5.00	5/1/45	2,500,000		2,712,650
Higher Educational Facilities Financing Authority, Revenue (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,194,908
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	750,000		844,763
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/40	7,545,000		8,342,884
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000		1,332,492
Miami-Dade County, Seaport Revenue	5.50	10/1/42	14,145,000		16,382,739
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	1,050,000		1,152,029
Orange County Health Facilities Authority, HR (Orlando Health, Inc.)	5.00	10/1/42	5,000,000		5,358,900
Sarasota County Public Hospital District, HR (Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,138,860
		41,341,987
Georgia - .4%
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.25	7/1/44	1,500,000		1,711,710
Burke County Development Authority, PCR (Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,046,930
Gainesville and Hall County Development Authority, Retirement Community Revenue (ACTS Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/33	2,225,000		2,464,855
		5,223,495
Hawaii - 3.3%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,515,880
Hawaii Department of Budget and Finance, Special Purpose Revenue (The Queen's Health Systems)	5.00	7/1/35	7,000,000		7,883,050
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,064,250
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,061,130
Tender Option Bond Trust Receipts (Series 2016-XM0429) Non-recourse, (Hawaii, GO)	5.00	12/1/19	20,000,000	[b,d]	23,172,519
		39,696,829
Idaho - .4%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/32	3,900,000		4,357,080
Illinois - 10.3%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/43	4,000,000		4,475,160
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/31	15,000,000		16,814,550
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/41	5,000,000		5,541,800
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport)	5.75	1/1/39	2,500,000		2,816,300

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 10.3% (continued)
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport) (Prerefunded)	6.50	1/1/21	5,000,000	[a]	5,975,250
Chicago, GO	5.50	1/1/40	5,000,000		4,916,600
Chicago, GO	5.50	1/1/42	1,250,000		1,228,300
Chicago, GO	5.50	1/1/42	1,750,000		1,719,620
Chicago, GO	7.75	1/1/42	7,350,000		7,572,264
Chicago, GO (Project and Refunding Series)	5.00	1/1/35	5,000,000		4,783,450
Chicago, GO (Project and Refunding Series)	6.00	1/1/38	10,000,000		10,321,500
Chicago Board of Education, Dedicated Capital Improvement Tax Bonds	6.00	4/1/46	2,500,000		2,552,950
Chicago Board of Education, GO (Dedicated Revenues)	5.00	12/1/21	3,090,000		2,771,421
Chicago Board of Education, GO (Dedicated Revenues)	6.50	12/1/46	4,500,000		4,148,595
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	5.25	12/1/39	8,500,000		6,866,470
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	7.00	12/1/44	2,500,000		2,382,175
Chicago Transit Authority, Second Lien Sales Tax Receipts Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/51	9,000,000		9,622,890
Illinois, GO	5.50	7/1/33	2,500,000		2,611,200
Illinois, GO	5.50	7/1/38	2,500,000		2,604,250
Illinois, GO	5.00	2/1/39	5,000,000		5,002,700
Illinois Finance Authority, Revenue (Benedictine University Project)	6.25	10/1/33	2,760,000		3,035,503
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000		4,264,152
Illinois Finance Authority, Revenue (Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000		3,102,240
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	5.50	7/1/28	1,560,000		1,771,099
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000		2,261,509
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000		5,723,450
Illinois Finance Authority, Revenue (The Art Institute of Chicago) (Prerefunded)	6.00	3/1/19	1,000,000	[a]	1,099,460
		125,984,858
Indiana - .8%
Allen County, EDR (StoryPoint Fort Wayne Project)	6.75	1/15/43	750,000	[b]	765,803
Allen County, EDR (StoryPoint Fort Wayne Project)	6.88	1/15/52	1,250,000	[b]	1,276,275
Indiana Finance Authority, Lease Appropriation Revenue (Stadium Project)	5.25	2/1/35	5,000,000		5,779,550
Indiana Finance Authority, Private Activity Revenue (I-69 Section 5 Project)	5.25	9/1/40	2,000,000		2,056,800
		9,878,428
Kentucky - .3%
Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue (Downtown Crossing Project)	5.75	7/1/49	3,000,000		3,288,240
Kentucky State Property and Buildings Commission, Revenue (Project Number 90)	5.38	11/1/23	165,000		176,529
		3,464,769
Louisiana - 1.3%
Jefferson Parish Hospital Service District Number 2, HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,346,350
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,092,000

58

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Louisiana - 1.3% (continued)
Louisiana Public Facilities Authority, Revenue (Loyola University Project)	0.00	10/1/23	7,500,000	[e]	6,140,250
New Orleans, Water Revenue	5.00	12/1/34	500,000		554,130
New Orleans Aviation Board, Revenue (Insured; Assured Guaranty Corp.)	6.00	1/1/23	2,000,000		2,165,120
		15,297,850
Maine - .7%
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		887,799
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,725,000		2,958,124
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	4,240,000		4,647,718
		8,493,641
Maryland - 2.3%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	20,000,000		21,489,800
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,763,760
Maryland Health and Higher Educational Facilities Authority, Revenue (Anne Arundel Health System Issue) (Prerefunded)	6.75	7/1/19	2,000,000	[a]	2,263,480
Maryland Health and Higher Educational Facilities Authority, Revenue (University of Maryland Medical System Issue) (Prerefunded)	5.13	7/1/19	250,000	[a]	273,563
		27,790,603
Massachusetts - 6.7%
Massachusetts Development Finance Agency, HR (Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		4,854,196
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	5,500,000		6,175,620
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/39	5,000,000		5,658,700
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/46	4,000,000		4,506,000
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/41	3,500,000		3,900,015
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.25	1/1/42	5,500,000		6,073,320
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue) (Green Bonds)	5.00	10/1/43	4,260,000		4,519,732
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue) (Green Bonds)	4.00	10/1/46	5,000,000		4,678,550
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,500,000		1,570,875
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/36	2,115,000		2,275,380
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,603,311
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,324,162
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,141,130
Massachusetts Development Finance Agency, Revenue (Wentworth Institute of Technology Issue)	5.00	10/1/46	2,015,000		2,170,800
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	205,000	[a]	226,107
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	295,000	[a]	325,373
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,212
Tender Option Bond Trust Receipts (Series 2016-XM0428) Non-recourse, (Massachusetts, GO (Consolidated Loan))	5.00	4/1/19	15,000,000	[b,d]	17,185,200
Tender Option Bond Trust Receipts (Series 2016-XM0430) Non-recourse, (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue)	5.00	8/15/20	10,000,000	[b,d]	11,422,878
		81,661,561

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Michigan - 1.2%
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,349,650
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/32	2,000,000		2,211,140
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/38	6,475,000		7,166,724
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/25	1,250,000		1,448,362
		14,175,876
Minnesota - 2.5%
Tender Option Bond Trust Receipts (Series 2016-XM0425) Non-recourse, (Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[b,d]	19,229,420
Tender Option Bond Trust Receipts (Series 2016-XM0426) Non-recourse, (Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[b,d]	11,277,200
		30,506,620
Mississippi - .3%
Mississippi Development Bank, Special Obligation Revenue (Jackson, Water and Sewer System Revenue Bond Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		2,074,816
Warren County, Gulf Opportunity Zone Revenue (International Paper Company Projects)	5.80	5/1/34	1,500,000		1,663,935
		3,738,751
New Hampshire - .9%
New Hampshire Business Finance Authority, PCR (Public Service Company of New Hampshire Project) (Insured; National Public Finance Guarantee Corp.)	1.02	5/1/21	12,250,000		11,576,250
New Jersey - 2.9%
New Jersey, COP (Equipment Lease Purchase Agreement) (Prerefunded)	5.25	6/15/19	1,000,000	[a]	1,093,080
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,659,525
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		5,633,797
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		5,838,525
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/29	13,000,000		13,992,420
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Peter's University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,602,990
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/30	1,500,000		1,590,405
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/31	3,000,000		3,068,340
		35,479,082
New York - 10.3%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project) (Prerefunded)	6.00	1/15/20	9,500,000	[a]	10,806,155
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project) (Prerefunded)	6.25	1/15/20	6,000,000	[a]	6,867,300
Hudson Yards Infrastructure Corporation, Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000		5,688,350
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	140,000		153,163
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.50	11/15/18	55,000	[a]	60,276
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/56	5,000,000		5,392,300

60

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 10.3% (continued)
New York City, GO	6.00	10/15/23	365,000		395,120
New York City, GO	5.00	12/1/34	2,000,000		2,314,140
New York City, GO	5.00	12/1/35	2,000,000		2,301,420
New York City, GO	5.00	12/1/37	3,150,000		3,607,663
New York City, GO	5.00	12/1/41	4,000,000		4,570,360
New York City, GO (Prerefunded)	6.00	10/15/18	135,000	[a]	146,264
New York City Industrial Development Agency, PILOT Revenue (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		353,594
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,445,899
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; FGIC)	3.29	3/1/20	6,100,000	[f]	6,127,755
New York City Municipal Water Finance Authority, Water and Sewer System Revenue	5.75	6/15/40	10,840,000		11,490,834
New York City Municipal Water Finance Authority, Water and Sewer System Revenue (Prerefunded)	5.75	6/15/18	3,250,000	[a]	3,458,617
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/51	9,585,000		9,844,562
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,713,350
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,164,580
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[b]	10,483,600
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		523,370
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	5,000,000		5,266,700
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.25	1/1/50	2,000,000		2,130,720
Port Authority of New York and New Jersey, Special Project Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,628,600
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[c]	1,457,380
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[c]	3,262,308
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/42	1,000,000		1,149,150
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/47	2,500,000		2,858,850
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[c]	2,972,650
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[c]	1,701,150
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/41	5,000,000		5,438,550
		125,774,730
North Carolina - .8%
North Carolina Eastern Municipal Power Agency, Power System Revenue (Insured; Assured Guaranty Corp.) (Escrowed to Maturity)	6.00	1/1/19	105,000		111,854
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/31	750,000		867,053
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/33	1,550,000		1,772,394
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/34	1,000,000		1,137,290
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/35	1,000,000		1,132,470

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
North Carolina - .8% (continued)
North Carolina Turnpike Authority, Monroe Expressway Toll Revenue	5.00	7/1/47	4,000,000		4,351,320
		9,372,381
Ohio - .8%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,115,000		1,196,685
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/35	3,000,000		3,268,500
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/39	2,000,000		2,165,600
Ohio Turnpike and Infrastructure Commission, Turnpike Junior Lien Revenue (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[e]	2,748,420
		9,379,205
Pennsylvania - 1.0%
Beaver County Industrial Development Authority, PCR (FirstEnergy Nuclear Generation Project)	4.38	7/1/22	3,500,000		3,184,195
Pennsylvania Economic Development Financing Authority, Water Facilities Revenue (Aqua Pennsylvania, Inc. Project)	5.00	12/1/43	4,425,000		4,885,111
Pennsylvania Higher Educational Facilities Authority, Revenue (The Foundation for Indiana University of Pennsylvania Student Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	1,000,000		1,085,650
Pennsylvania Higher Educational Facilities Authority, Revenue (University of Pennsylvania Health System) (Prerefunded)	5.75	8/15/21	2,550,000	[a]	3,030,828
		12,185,784
Rhode Island - .6%
Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue (Providence College Issue)	5.00	11/1/45	7,000,000		7,740,810
South Carolina - .2%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/35	2,000,000		2,258,440
Texas - 18.7%
Arlington Higher Education Finance Corporation, Revenue (Uplift Education)	5.00	12/1/36	1,315,000		1,387,733
Arlington Higher Education Finance Corporation, Revenue (Uplift Education)	5.00	12/1/46	1,100,000		1,148,345
Austin, Airport System Revenue	5.00	11/15/46	2,500,000		2,835,075
Austin, Water and Wastewater System Revenue	5.00	11/15/39	13,555,000		15,189,191
Bexar County Health Facilities Development Corporation, Revenue (Army Retirement Residence Foundation Project)	5.00	7/15/41	1,750,000		1,842,277
Bexar County Health Facilities Development Corporation, Revenue (Army Retirement Residence Foundation Project)	4.00	7/15/45	3,750,000		3,502,312
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/40	7,300,000		7,904,586
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/46	2,000,000		2,167,760
Central Texas Regional Mobility Authority, Senior Lien Revenue (Prerefunded)	6.00	1/1/21	5,000,000	[a]	5,863,350
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000		1,351,613
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,745,000		2,861,196
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/33	1,500,000		1,710,645
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000		1,076,130
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/42	6,135,000		6,307,025
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/43	2,770,000		3,150,404

62

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 18.7% (continued)
Clifton Higher Education Finance Corporation, Education Revenue (Uplift Education)	5.00	12/1/45	3,855,000		4,012,168
Clint Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/45	5,000,000		5,650,750
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000		8,149,425
El Paso Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/42	6,000,000		6,865,260
Grand Parkway Transportation Corporation, Grand Parkway System First Tier Toll Revenue	5.50	4/1/53	4,500,000		4,972,860
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[e]	1,733,140
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[e]	2,153,225
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[e]	1,917,384
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	1,000,000	[a]	1,105,320
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000		539,260
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	1.44	7/1/30	10,250,000		9,532,500
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	1.44	7/1/30	3,550,000		3,301,500
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	1,270,000		1,454,594
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.50	5/15/21	1,530,000	[a]	1,848,561
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	630,000		677,464
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.88	5/15/21	4,400,000	[a]	5,380,408
Lower Colorado River Authority, Transmission Contract Revenue (Lower Colorado River Authority Transmission Services Corporation Project)	4.00	5/15/42	1,500,000		1,526,580
Mission Economic Development Corporation, Senior Lien Revenue (Natgasoline Project)	5.75	10/1/31	1,000,000	[b]	1,049,020
New Hope Cultural Education Facilities Corporation, Student Housing Revenue (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/47	6,500,000		6,794,905
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.50	8/15/35	750,000	[b]	744,825
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.75	8/15/45	1,000,000	[b]	1,002,630
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	4.88	12/1/32	1,630,000		1,680,889
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000		8,032,990
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	20,000,000		22,854,800
Pottsboro Higher Education Finance Corporation, Education Revenue (Imagine International Academy of North Texas, LLC)	5.00	8/15/46	1,000,000		951,650
Schertz-Cibolo-Universal City Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/1/46	4,000,000		4,121,120
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (Blueridge Transportation Group, State Highway 288 Toll Lanes Project)	5.00	12/31/45	1,000,000		1,057,980

63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 18.7% (continued)
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (LBJ Infrastructure Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	9,150,000		10,461,012
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000		11,390,300
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000		5,764,050
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		2,865,950
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/37	15,950,000		17,786,483
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	6,000,000		6,559,380
Ysleta Independent School District	5.00	8/15/47	5,000,000		5,700,800
		227,936,825
Utah - 1.1%
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/42	1,000,000		1,136,610
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/42	4,000,000		4,457,840
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/47	2,000,000		2,263,900
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/47	5,000,000		5,549,550
		13,407,900
Vermont - .1%
Burlington, Airport Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000		1,108,280
Virginia - 1.3%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.88	7/15/40	2,000,000	[e]	1,545,400
Virginia Small Business Financing Authority, Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000		7,724,561
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,296,800
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	1,665,000		1,869,995
		15,436,756
Wisconsin - .6%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[b]	1,457,778
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,370,000		1,498,451
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	930,000		1,024,274
Wisconsin, General Fund Annual Appropriation Bonds (Prerefunded)	5.75	5/1/19	130,000	[a]	143,212
Wisconsin, General Fund Annual Appropriation Bonds (Prerefunded)	6.00	5/1/19	70,000	[a]	77,490
Wisconsin Center District, Senior Dedicated Tax Revenue (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/44	8,735,000	[c]	2,515,418
Wisconsin Center District, Senior Dedicated Tax Revenue (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/46	3,990,000	[c]	1,035,804
		7,752,427
U.S. Related - 4.3%
A.B. Won International Airport Authority of Guam, General Revenue	6.25	10/1/34	1,000,000		1,137,200

64

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 97.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Related - 4.3% (continued)
A.B. Won International Airport Authority of Guam, General Revenue	6.38	10/1/43	1,000,000		1,142,910
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000		2,280,620
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000		2,276,300
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		2,893,900
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		5,809,000
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,334,260
Guam, LOR (Section 30)	5.00	12/1/46	1,500,000		1,600,125
Guam Government Department of Education, COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,051,810
Puerto Rico Commonwealth, GO	8.00	7/1/35	5,000,000	[g]	3,675,000
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000		1,300,000
Puerto Rico Electric Power Authority, Power Revenue	6.75	7/1/36	10,000,000		6,500,000
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000		753,743
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	500,000		506,120
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue	5.00	8/1/22	4,585,000		3,308,261
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[e]	240,368
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	15,000,000		7,868,700
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/29	2,250,000		1,757,025
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/30	5,000,000		3,916,200
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/34	1,500,000		1,099,620
Virgin Islands Public Finance Authority, Subordinated Revenue (Virgin Islands Matching Fund Loan Note - Diageo Project)	6.75	10/1/37	1,250,000		972,425
		52,423,587
Total Long-Term Municipal Investments (cost $1,139,815,858)					1,182,924,353
Short-Term Municipal Investments - 6.3%
Colorado - 1.7%
Colorado Education Loan Program, TRAN	4.00	6/29/17	20,000,000	[h]	20,221,800
Iowa - .5%
Iowa Finance Authority, Health Facilities Revenue (Great River Medical Center Project) (LOC; JPMorgan Chase Bank)	0.59	3/1/17	3,630,000	[h]	3,630,000
Iowa Higher Education Loan Authority, Private College Facility Revenue (Des Moines University Project) (LOC; BMO Harris Bank NA)	0.58	3/1/17	3,100,000	[h]	3,100,000
		6,730,000
Kansas - .1%
Kansas Development Finance Authority, Health Facilities Revenue (Kansas University Health System) (LOC; U.S. Bank NA)	0.58	3/1/17	1,000,000	[h]	1,000,000
Missouri - .3%
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (The Washington University) (Liquidity Facility; JPMorgan Chase Bank)	0.58	3/1/17	4,200,000	[h]	4,200,000

65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal Investments - 6.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 2.6%
New York City, GO Notes (LOC; Mizuho Bank, Ltd.)	0.60	3/1/17	8,000,000	[h]	8,000,000
New York City, GO Notes (LOC; Mizuho Bank, Ltd.)	0.62	3/1/17	2,500,000	[h]	2,500,000
New York City, GO Notes (LOC; Mizuho Bank, Ltd.)	0.62	3/1/17	3,800,000	[h]	3,800,000
New York City Municipal Water Finance Authority, Water and Sewer System Revenue (Liquidity Facility; Northern Trust Company)	0.58	3/1/17	2,400,000	[h]	2,400,000
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.58	3/1/17	1,300,000	[h]	1,300,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.61	3/1/17	10,000,000	[h]	10,000,000
New York State Housing Finance Agency, Housing Revenue (Maestro West Chelsea) (LOC; Wells Fargo Bank)	0.63	3/7/17	3,100,000	[h]	3,100,000
		31,100,000
Tennessee - .9%
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.68	3/1/17	5,000,000	[h]	5,000,000
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.68	3/1/17	5,500,000	[h]	5,500,000
		10,500,000
Vermont - .1%
Vermont Educational and Health Buildings Financing Agency, Revenue (Southwestern Vermont Medical Center Project) (LOC; TD Bank)	0.59	3/1/17	1,060,000	[h]	1,060,000
Wisconsin - .1%
Wisconsin Health and Educational Facilities Authority, Revenue (Aurora Health Care, Inc.) (LOC; Bank of Montreal)	0.58	3/1/17	1,400,000	[h]	1,400,000
Total Short-Term Municipal Investments (cost $76,197,143)					76,211,800
Total Investments (cost $1,223,013,001)			103.9%		1,265,281,870
Liabilities, Less Cash and Receivables			(3.9%)		(47,358,046)
Net Assets			100.0%		1,217,923,824

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities were valued at $138,918,330 or 11.41% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Collateral for floating rate borrowings.
e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
f Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.
g Non-income producing—security in default.
h Variable rate demand note—rate shown is the interest rate in effect at February 28, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

66

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	26.3
Education	22.2
Health Care	11.3
Special Tax	8.5
Prerefunded	5.2
City	4.5
Industrial	4.3
Utility-Water and Sewer	4.2
State/Territory	3.0
Lease	2.6
Utility-Electric	2.5
Housing	1.5
County	1.0
Resource Recovery	.2
Pollution Control	.1
Other	6.5
103.9

† Based on net assets.

See notes to financial statements.

67

STATEMENTS OF FUTURES
February 28, 2017 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Futures Short
U.S. Treasury 10 Year Notes	84	(10,464,562)	June 2017	(25,594)
U.S. Treasury 5 Year Notes	134	(15,772,219)	June 2017	(19,891)
Ultra 10 Year U.S. Treasury Notes	430	(57,593,125)	June 2017	(396,406)
Gross Unrealized Depreciation				(441,891)

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Futures Short
U.S. Treasury 10 Year Notes	9	(1,121,203)	June 2017	(2,742)
U.S. Treasury 5 Year Notes	14	(1,647,844)	June 2017	(2,078)
Ultra 10 Year U.S. Treasury Notes	47	(6,295,062)	June 2017	(43,328)
Gross Unrealized Depreciation				(48,148)

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Futures Short
U.S. Treasury 10 Year Notes	12	(1,494,938)	June 2017	(3,656)
U.S. Treasury 5 Year Notes	19	(2,236,359)	June 2017	(2,820)
Ultra 10 Year U.S. Treasury Notes	60	(8,036,250)	June 2017	(55,313)
Gross Unrealized Depreciation				(61,789)

See notes to financial statements.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Futures Short
U.S. Treasury 10 Year Notes	7	(872,047)	June 2017	(2,133)
U.S. Treasury 5 Year Notes	11	(1,294,734)	June 2017	(1,633)
Ultra 10 Year U.S. Treasury Notes	34	(4,553,875)	June 2017	(31,343)
Gross Unrealized Depreciation				(35,109)

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Futures Short
U.S. Treasury 10 Year Notes	213	(26,535,141)	June 2017	(64,899)
U.S. Treasury 5 Year Notes	630	(74,152,969)	June 2017	(93,516)
U.S. Treasury Ultra Long Bond	300	(48,534,375)	June 2017	(513,281)
Ultra 10 Year U.S. Treasury Notes	733	(98,176,187)	June 2017	(675,734)
Gross Unrealized Depreciation				(1,347,430)

See notes to financial statements.

68

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

69

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2017 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,090,178,532	923,755,752	228,452,610	294,339,391
Cash	644,366	1,174,863	-	208,150
Cash collateral held by broker—Note 4	1,181,700	-	128,350	165,550
Interest receivable	24,923,153	7,282,266	2,659,950	2,840,370
Receivable for shares of Beneficial Interest subscribed	2,732,383	234,471	-	10,045
Receivable for investment securities sold	1,814,290	-	-	-
Prepaid expenses	34,028	28,536	17,007	15,845
	2,121,508,452	932,475,888	231,257,917	297,579,351
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	648,794	313,887	111,926	107,387
Due to Administrator—Note 3(a)	198,825	88,584	21,778	27,816
Cash overdraft due to Custodian	-	-	387,497	-
Payable for investment securities purchased	31,874,809	12,793,887	2,710,316	2,090,851
Payable for shares of Beneficial Interest redeemed	3,386,380	3,014,078	538,416	75,925
Payable for futures variation margin—Note 4	34,203	-	3,797	4,742
Accrued expenses	68,925	70,682	44,942	40,032
	36,211,936	16,281,118	3,818,672	2,346,753
Net Assets ($)	2,085,296,516	916,194,770	227,439,245	295,232,598
Composition of Net Assets ($):
Paid-in capital	2,041,572,899	921,258,392	225,219,718	291,813,295
Accumulated undistributed investment income—net	126,297	6,270	-	-
Accumulated net realized gain (loss) on investments	4,451,379	(1,925,093)	744,735	7,745
Accumulated net unrealized appreciation (depreciation) on investments	39,587,832	(3,144,799)	1,522,940	3,473,347
Accumulated net unrealized appreciation (depreciation) on futures	(441,891)	-	(48,148)	(61,789)
Net Assets ($)	2,085,296,516	916,194,770	227,439,245	295,232,598
† Investments at cost ($)	2,050,590,700	926,900,551	226,929,670	290,866,044
Net Asset Value Per Share
Class M
Net Assets ($)	2,035,533,246	908,351,010	221,611,988	284,144,122
Shares Outstanding	152,209,436	71,160,059	18,475,108	22,703,848
Net Asset Value Per Share ($)	13.37	12.76	12.00	12.52
Investor Shares
Net Assets ($)	49,763,270	7,843,760	5,827,257	11,088,476
Shares Outstanding	3,725,173	614,901	486,360	886,183
Net Asset Value Per Share ($)	13.36	12.76	11.98	12.51

See notes to financial statements.

70

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	165,408,355	1,265,281,870
Cash	-	5,092,482
Cash collateral held by broker—Note 4	94,300	4,136,950
Interest receivable	2,044,276	12,585,409
Receivable for shares of Beneficial Interest subscribed	117,068	1,132,001
Prepaid expenses	20,885	40,456
	167,684,884	1,288,269,168
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	65,564	529,750
Due to Administrator—Note 3(a)	15,945	114,989
Cash overdraft due to Custodian	242,766	-
Payable for shares of Beneficial Interest redeemed	26,906	20,925
Payable for investment securities purchased	-	10,058,781
Payable for futures variation margin—Note 4	2,664	182,078
Payable for floating rate notes issued—Note 4	-	58,975,000
Interest and expense payable related to floating rate notes issued—Note 4	-	160,751
Accrued expenses	38,702	303,070
	392,547	70,345,344
Net Assets ($)	167,292,337	1,217,923,824
Composition of Net Assets ($):
Paid-in capital	164,125,794	1,200,815,711
Accumulated undistributed investment income—net	8,474	286,323
Accumulated net realized gain (loss) on investments	401,268	(24,099,649)
Accumulated net unrealized appreciation (depreciation) on investments	2,791,910	42,268,869
Accumulated net unrealized appreciation (depreciation) on futures	(35,109)	(1,347,430)
Net Assets ($)	167,292,337	1,217,923,824
† Investments at cost ($)	162,616,445	1,223,013,001
Net Asset Value Per Share
Class M
Net Assets ($)	154,591,879	1,200,704,279
Shares Outstanding	14,078,441	93,468,333
Net Asset Value Per Share ($)	10.98	12.85
Investor Shares
Net Assets ($)	12,700,458	17,219,545
Shares Outstanding	1,155,902	1,340,113
Net Asset Value Per Share ($)	10.99	12.85

See notes to financial statements.

71

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2017 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	32,723,746	7,134,327	3,778,901	4,736,972
Expenses:
Investment advisory fee—Note 3(a)	3,796,140	1,773,424	602,889	573,726
Administration fee—Note 3(a)	1,352,727	631,919	150,382	204,424
Trustees’ fees and expenses—Note 3(c)	76,133	37,067	8,771	11,148
Shareholder servicing costs—Note 3(b)	67,029	8,299	7,153	11,246
Custodian fees—Note 3(b)	53,293	39,591	12,734	15,672
Professional fees	41,909	24,497	25,807	24,897
Loan commitment fees—Note 2	30,806	14,757	3,674	4,977
Registration fees	25,716	27,492	16,837	16,242
Prospectus and shareholders’ reports	9,154	5,676	5,347	6,267
Miscellaneous	56,931	32,949	18,077	28,915
Total Expenses	5,509,838	2,595,671	851,671	897,514
Less—reduction in fees due to earnings credits—Note 3(b)	(149)	(39)	(17)	(56)
Net Expenses	5,509,689	2,595,632	851,654	897,458
Investment Income—Net	27,214,057	4,538,695	2,927,247	3,839,514
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,625,066	(1,858,479)	1,014,238	787,647
Net realized gain (loss) on futures	4,837,010	-	552,396	778,819
Net Realized Gain (Loss)	7,462,076	(1,858,479)	1,566,634	1,566,466
Net unrealized appreciation (depreciation) on investments	(97,663,829)	(6,447,242)	(11,701,399)	(16,523,889)
Net unrealized appreciation (depreciation) on futures	(418,079)	-	(45,445)	(57,976)
Net Unrealized Appreciation (Depreciation)	(98,081,908)	(6,447,242)	(11,746,844)	(16,581,865)
Net Realized and Unrealized Gain (Loss) on Investments	(90,619,832)	(8,305,721)	(10,180,210)	(15,015,399)
Net (Decrease) in Net Assets Resulting from Operations	(63,405,775)	(3,767,026)	(7,252,963)	(11,175,885)

See notes to financial statements.

72

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	2,617,315	23,736,657
Expenses:
Investment advisory fee—Note 3(a)	439,588	2,751,506
Administration fee—Note 3(a)	109,649	686,381
Professional fees	22,318	37,878
Registration fees	17,367	31,008
Shareholder servicing costs—Note 3(b)	17,054	22,304
Custodian fees—Note 3(b)	9,401	41,411
Prospectus and shareholders’ reports	8,606	5,670
Trustees’ fees and expenses—Note 3(c)	6,476	32,305
Loan commitment fees—Note 2	2,248	14,813
Interest and expense related to floating rate notes issued—Note 4	-	398,280
Miscellaneous	20,299	41,383
Total Expenses	653,006	4,062,939
Less—reduction in expenses due to undertakings—Note 3(a)	(115,241)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(160)	(33)
Net Expenses	537,605	4,062,906
Investment Income—Net	2,079,710	19,673,751
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	716,526	6,104,445
Net realized gain (loss) on futures	400,623	13,510,599
Net Realized Gain (Loss)	1,117,149	19,615,044
Net unrealized appreciation (depreciation) on investments	(8,567,364)	(67,174,836)
Net unrealized appreciation (depreciation) on futures	(33,140)	(1,267,547)
Net Unrealized Appreciation (Depreciation)	(8,600,504)	(68,442,383)
Net Realized and Unrealized Gain (Loss) on Investments	(7,483,355)	(48,827,339)
Net (Decrease) in Net Assets Resulting from Operations	(5,403,645)	(29,153,588)

See notes to financial statements.

73

STATEMENT OF CASH FLOWS

Six Months Ended February 28, 2017 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(237,376,623)
Proceeds from sales of portfolio securities	145,506,321
Futures transactions	11,665,289
Net sales of short-term portfolio securities	(69,665,000)
Interest received	24,580,466
Operating expenses paid	(995,156)
Cash paid to The Dreyfus Corporation for investment advisory fee	(2,743,879)
Net Cash provided by Operating Activities		(129,028,582)
Cash Flows from Financing Activities ($):
Net Beneficial Interest transactions	147,207,054
Dividends paid	(11,686,966)
Net Cash Used in Financing Activities		135,520,088
Decrease in cash overdraft due to custodian		6,491,506
Cash overdraft at beginning of period		(1,399,024)
Cash at end of period		5,092,482
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash provided by Operating Activities ($):
Net Decrease in Net Assets Resulting from Operations		(29,153,588)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(237,376,623)
Proceeds from sales of portfolio securities		145,506,321
Futures transactions		11,665,289
Net purchases of short-term portfolio securities		(69,665,000)
Increase in interest receivable		(834,823)
Increase in accrued expenses		226,606
Decrease in prepaid expenses		91,657
Increase in Due to The Dreyfus Corporation and affiliates		7,627
Decrease in Due to Administrator		(2,019)
Decrease in interest and expense payable related to floating rate notes issued		(77,627)
Net realized gain on investments and financial futures transactions		(19,615,044)
Net unrealized depreciation on investments and financial futures		68,442,383
Net amortization of premiums on investments		1,756,259
Net Cash Provided by Operating Activities		(129,028,582)
Supplemental non-cash financing disclosure:
Reinvestment of dividends		7,926,704

See notes to financial statements.

74

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	27,214,057	55,074,682	4,538,695	8,593,002
Net realized gain (loss) on investments	7,462,076	8,381,167	(1,858,479)	1,414,237
Net unrealized appreciation (depreciation) on investments	(98,081,908)	60,585,704	(6,447,242)	2,131,577
Net Increase (Decrease) in Net Assets Resulting from Operations	(63,405,775)	124,041,553	(3,767,026)	12,138,816
Distributions to Shareholders from ($):
Investment income—net:
Class M	(26,485,532)	(53,472,330)	(4,510,756)	(8,533,801)
Investor Shares	(602,228)	(1,201,131)	(21,669)	(51,886)
Net realized gain on investments:
Class M	(14,139,955)	(311,121)	(1,195,000)	(564,699)
Investor Shares	(353,740)	(7,743)	(8,660)	(4,219)
Total Distributions	(41,581,455)	(54,992,325)	(5,736,085)	(9,154,605)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	288,734,108	446,910,370	214,731,537	510,854,039
Investor Shares	16,801,362	22,844,489	6,039,851	13,119,723
Distributions reinvested:
Class M	3,496,441	8,175,890	897,585	2,160,503
Investor Shares	458,768	913,677	15,419	41,803
Cost of shares redeemed:
Class M	(377,988,468)	(269,483,160)	(401,979,119)	(419,336,843)
Investor Shares	(20,149,893)	(20,370,559)	(4,048,982)	(19,480,019)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(88,647,682)	188,990,707	(184,343,709)	87,359,206
Total Increase (Decrease) in Net Assets	(193,634,912)	258,039,935	(193,846,820)	90,343,417
Net Assets ($):
Beginning of Period	2,278,931,428	2,020,891,493	1,110,041,590	1,019,698,173
End of Period	2,085,296,516	2,278,931,428	916,194,770	1,110,041,590
Undistributed investment income—net	126,297	-	6,270	-
Capital Share Transactions (Shares):
Class Ma
Shares sold	21,384,386	32,344,857	16,850,124	39,780,572
Shares issued for distributions reinvested	260,425	591,223	70,392	168,311
Shares redeemed	(28,218,656)	(19,527,706)	(31,571,477)	(32,660,748)
Net Increase (Decrease) in Shares Outstanding	(6,573,845)	13,408,374	(14,650,961)	7,288,135
Investor Shares[a]
Shares sold	1,237,296	1,656,631	473,888	1,022,248
Shares issued for distributions reinvested	34,039	66,122	1,210	3,258
Shares redeemed	(1,497,163)	(1,478,831)	(317,461)	(1,516,993)
Net Increase (Decrease) in Shares Outstanding	(225,828)	243,922	157,637	(491,487)

[a]During the period ended February 28, 2017, 1,201,569 Class M shares representing $16,345,579 were exchanged for 1,203,055 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 474,772 Class M shares representing $6,055,701 were exchanged for 475,139 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2016, 1,615,596 Class M shares representing $22,300,611 were exchanged for 1,617,313 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,019,730 Class M shares representing $13,095,762 were exchanged for 1,020,395 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

75

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	2,927,247	6,910,537	3,839,514	8,180,432
Net realized gain (loss) on investments	1,566,634	3,033,976	1,566,466	2,527,957
Net unrealized appreciation (depreciation) on investments	(11,746,844)	6,166,564	(16,581,865)	8,616,605
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,252,963)	16,111,077	(11,175,885)	19,324,994
Distributions to Shareholders from ($):
Investment income—net:
Class M	(2,864,737)	(6,770,211)	(3,745,337)	(7,991,350)
Investor Shares	(62,510)	(138,974)	(94,177)	(187,729)
Net realized gain on investments:
Class M	(3,691,537)	(848,376)	(2,949,849)	-
Investor Shares	(86,542)	(20,018)	(92,935)	-
Total Distributions	(6,705,326)	(7,777,579)	(6,882,298)	(8,179,079)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	18,558,131	14,446,424	45,336,993	72,373,497
Investor Shares	2,138,621	6,992,631	4,205,253	2,551,555
Distributions reinvested:
Class M	2,267,473	867,070	1,906,911	1,577,519
Investor Shares	127,902	117,564	146,268	156,147
Cost of shares redeemed:
Class M	(40,607,776)	(45,185,314)	(105,570,194)	(35,329,243)
Investor Shares	(2,084,497)	(6,862,020)	(1,252,853)	(3,223,400)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(19,600,146)	(29,623,645)	(55,227,622)	38,106,075
Total Increase (Decrease) in Net Assets	(33,558,435)	(21,290,147)	(73,285,805)	49,251,990
Net Assets ($):
Beginning of Period	260,997,680	282,287,827	368,518,403	319,266,413
End of Period	227,439,245	260,997,680	295,232,598	368,518,403
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,537,254	1,157,054	3,604,417	5,580,704
Shares issued for distributions reinvested	190,131	69,588	152,573	121,414
Shares redeemed	(3,357,200)	(3,607,100)	(8,425,557)	(2,728,472)
Net Increase (Decrease) in Shares Outstanding	(1,629,815)	(2,380,458)	(4,668,567)	2,973,646
Investor Shares[a]
Shares sold	176,506	558,093	335,197	196,148
Shares issued for distributions reinvested	10,669	9,395	11,684	12,025
Shares redeemed	(172,873)	(547,547)	(100,109)	(246,900)
Net Increase (Decrease) in Shares Outstanding	14,302	19,941	246,772	(38,727)

[a]During the period ended February 28, 2017, 175,941 Class M shares representing $2,133,620 were exchanged for 176,109 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 332,689 Class M shares representing $4,172,711 were exchanged for 332,697 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2016, 557,431 Class M shares representing $6,992,789 were exchanged for 558,106 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 134,145 Class M shares representing $1,755,584 were exchanged for 134,223 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

76

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	2,079,710	4,593,092	19,673,751	42,709,644
Net realized gain (loss) on investments	1,117,149	1,954,231	19,615,044	(9,838,513)
Net unrealized appreciation (depreciation) on investments	(8,600,504)	4,557,161	(68,442,383)	47,606,727
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,403,645)	11,104,484	(29,153,588)	80,477,858
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,929,648)	(4,219,342)	(19,096,113)	(39,846,368)
Investor Shares	(141,588)	(343,142)	(291,315)	(623,308)
Net realized gain on investments:
Class M	(2,556,555)	(452,142)	(223,073)	-
Investor Shares	(209,342)	(43,068)	(3,169)	-
Total Distributions	(4,837,133)	(5,057,694)	(19,613,670)	(40,469,676)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	12,796,366	22,940,063	247,403,661	10,802,969
Investor Shares	646,669	993,077	6,983,289	20,503,815
Distributions reinvested:
Class M	1,604,243	718,050	7,675,206	16,389,949
Investor Shares	302,446	339,400	251,498	396,563
Cost of shares redeemed:
Class M	(25,386,489)	(23,482,588)	(91,105,407)	(123,224,652)
Investor Shares	(1,805,279)	(3,011,738)	(14,629,925)	(12,904,709)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(11,842,044)	(1,503,736)	156,578,322	(88,036,065)
Total Increase (Decrease) in Net Assets	(22,082,822)	4,543,054	107,811,064	(48,027,883)
Net Assets ($):
Beginning of Period	189,375,159	184,832,105	1,110,112,760	1,158,140,643
End of Period	167,292,337	189,375,159	1,217,923,824	1,110,112,760
Undistributed investment income—net	8,474	-	286,323	-
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,154,679	2,002,590	19,353,397	812,230
Shares issued for distributions reinvested	146,720	62,831	592,319	1,238,379
Shares redeemed	(2,291,549)	(2,065,435)	(7,083,017)	(9,329,500)
Net Increase (Decrease) in Shares Outstanding	(990,150)	(14)	12,862,699	(7,278,891)
Investor Shares[a]
Shares sold	57,144	86,483	539,801	1,539,987
Shares issued for distributions reinvested	27,491	29,638	19,323	29,889
Shares redeemed	(160,823)	(262,083)	(1,111,026)	(973,681)
Net Increase (Decrease) in Shares Outstanding	(76,188)	(145,962)	(551,902)	596,195

[a]During the period ended February 28, 2017, 27,688 Class M shares representing $309,772 were exchanged for 27,669 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 385,916 Class M shares representing $5,009,164 were exchanged for 385,835 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2016, 71,936 Class M shares representing $824,338 were exchanged for 71,891 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 1,544,688 Class M shares representing $20,563,879 were exchanged for 1,544,529 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

77

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2016		2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.00		13.56		13.77	13.22	13.98	13.45
Investment Operations:
Investment income—net [a]	.17		.36		.37	.39	.41	.43
Net realized and unrealized gain (loss) on investments	(.54)		.43		(.21)	.55	(.73)	.53
Total from Investment Operations	(.37)		.79		.16	.94	(.32)	.96
Distributions:
Dividends from investment income—net	(.17)		(.35)		(.37)	(.39)	(.39)	(.43)
Dividends from net realized gain on investments	(.09)		(.00)	[b]	-	-	(.05)	(.00)	[b]
Total Distributions	(.26)		(.35)		(.37)	(.39)	(.44)	(.43)
Net asset value, end of period	13.37		14.00		13.56	13.77	13.22	13.98
Total Return (%)	(2.63)	[c]	5.94		1.23	7.18	(2.43)	7.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[d]	.50		.50	.50	.50	.50
Ratio of net expenses to average net assets	.50	[d]	.50		.50	.50	.50	.50
Ratio of net investment income to average net assets	2.52	[d]	2.58		2.70	2.90	2.94	3.16
Portfolio Turnover Rate	15.52	[c]	18.61		35.65	24.65	24.05	25.31
Net Assets, end of period ($ x 1,000)	2,035,533		2,223,660		1,970,693	1,827,575	1,692,786	1,697,522

a  Based on average shares outstanding.
b  Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

78

	Investor Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2016		2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.99		13.54		13.75	13.20	13.97	13.44
Investment Operations:
Investment income—net [a]	.15		.32		.34	.36	.37	.40
Net realized and unrealized gain (loss) on investments	(.54)		.45		(.22)	.54	(.74)	.53
Total from Investment Operations	(.39)		.77		.12	.90	(.37)	.93
Distributions:
Dividends from investment income—net	(.15)		(.32)		(.33)	(.35)	(.35)	(.40)
Dividends from net realized gain on investments	(.09)		(.00)	[b]	-	-	(.05)	(.00)	[b]
Total Distributions	(.24)		(.32)		(.33)	(.35)	(.40)	(.40)
Net asset value, end of period	13.36		13.99		13.54	13.75	13.20	13.97
Total Return (%)	(2.75)	[c]	5.76		.90	6.92	(2.68)	6.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[d]	.75		.75	.75	.75	.75
Ratio of net expenses to average net assets	.75	[d]	.75		.75	.75	.75	.75
Ratio of net investment income to average net assets	2.27	[d]	2.33		2.45	2.65	2.68	2.92
Portfolio Turnover Rate	15.52	[c]	18.61		35.65	24.65	24.05	25.31
Net Assets, end of period ($ x 1,000)	49,763		55,272		50,199	42,042	37,095	38,067

a  Based on average shares outstanding.
b  Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

79

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.87		12.83	12.94	12.86	13.01	12.99
Investment Operations:
Investment income—net [a]	.06		.11	.11	.10	.12	.15
Net realized and unrealized gain (loss) on investments	(.09)		.05	(.09)	.09	(.15)	.02
Total from Investment Operations	(.03)		.16	.02	.19	(.03)	.17
Distributions:
Dividends from investment income—net	(.06)		(.11)	(.11)	(.10)	(.12)	(.15)
Dividends from net realized gain on investments	(.02)		(.01)	(.02)	(.01)	-	-
Total Distributions	(.08)		(.12)	(.13)	(.11)	(.12)	(.15)
Net asset value, end of period	12.76		12.87	12.83	12.94	12.86	13.01
Total Return (%)	(.28)	[b]	1.21	.17	1.37	(.27)	1.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	[c]	.51	.50	.50	.50	.51
Ratio of net expenses to average net assets	.51	[c]	.51	.50	.50	.50	.51
Ratio of net investment income to average net assets	.90	[c]	.84	.82	.77	.89	1.18
Portfolio Turnover Rate	13.29	[b]	51.47	34.24	39.43	41.94	34.17
Net Assets, end of period ($ x 1,000)	908,351		1,104,162	1,007,532	1,244,187	1,181,988	1,241,129

a  Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

80

	Investor Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.86		12.82	12.93	12.85	13.00	12.97
Investment Operations:
Investment income—net [a]	.04		.08	.08	.07	.08	.12
Net realized and unrealized gain (loss) on investments	(.08)		.05	(.10)	.09	(.15)	.03
Total from Investment Operations	(.04)		.13	(.02)	.16	(.07)	.15
Distributions:
Dividends from investment income—net	(.04)		(.08)	(.07)	(.07)	(.08)	(.12)
Dividends from net realized gain on investments	(.02)		(.01)	(.02)	(.01)	-	-
Total Distributions	(.06)		(.09)	(.09)	(.08)	(.08)	(.12)
Net asset value, end of period	12.76		12.86	12.82	12.93	12.85	13.00
Total Return (%)	(.33)	[b]	.97	(.15)	1.20	(.52)	1.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	[c]	.76	.76	.76	.76	.76
Ratio of net expenses to average net assets	.76	[c]	.76	.76	.76	.76	.76
Ratio of net investment income to average net assets	.66	[c]	.60	.59	.52	.63	.92
Portfolio Turnover Rate	13.29	[b]	51.47	34.24	39.43	41.94	34.17
Net Assets, end of period ($ x 1,000)	7,844		5,880	12,166	9,696	4,479	4,009

a  Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

81

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.68		12.31	12.56	12.27	13.15	12.77
Investment Operations:
Investment income—net [a]	.15		.32	.33	.36	.36	.42
Net realized and unrealized gain (loss) on investments	(.48)		.41	(.25)	.40	(.79)	.38
Total from Investment Operations	(.33)		.73	.08	.76	(.43)	.80
Distributions:
Dividends from investment income—net	(.15)		(.32)	(.33)	(.36)	(.36)	(.42)
Dividends from net realized gain on investments	(.20)		(.04)	-	(.11)	(.09)	-
Total Distributions	(.35)		(.36)	(.33)	(.47)	(.45)	(.42)
Net asset value, end of period	12.00		12.68	12.31	12.56	12.27	13.15
Total Return (%)	(2.63)	[b]	5.96	.74	6.31	(3.47)	6.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	[c]	.69	.68	.68	.67	.67
Ratio of net expenses to average net assets	.70	[c]	.69	.68	.68	.67	.67
Ratio of net investment income to average net assets	2.43	[c]	2.52	2.65	2.89	2.80	3.23
Portfolio Turnover Rate	12.18	[b]	25.94	35.96	25.84	29.10	27.16
Net Assets, end of period ($ x 1,000)	221,612		255,017	276,729	306,673	357,431	403,371

a  Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

82

	Investor Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.67		12.29	12.54	12.25	13.14	12.75
Investment Operations:
Investment income—net [a]	.14		.28	.30	.33	.33	.38
Net realized and unrealized gain (loss) on investments	(.50)		.42	(.25)	.39	(.80)	.41
Total from Investment Operations	(.36)		.70	.05	.72	(.47)	.79
Distributions:
Dividends from investment income—net	(.13)		(.28)	(.30)	(.32)	(.33)	(.40)
Dividends from net realized gain on investments	(.20)		(.04)	-	(.11)	(.09)	-
Total Distributions	(.33)		(.32)	(.30)	(.43)	(.42)	(.40)
Net asset value, end of period	11.98		12.67	12.29	12.54	12.25	13.14
Total Return (%)	(2.83)	[b]	5.79	.40	6.04	(3.71)	6.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	[c]	.94	.93	.93	.92	.92
Ratio of net expenses to average net assets	.95	[c]	.94	.93	.93	.92	.92
Ratio of net investment income to average net assets	2.20	[c]	2.27	2.41	2.64	2.58	2.97
Portfolio Turnover Rate	12.18	[b]	25.94	35.96	25.84	29.10	27.16
Net Assets, end of period ($ x 1,000)	5,827		5,981	5,558	4,437	4,200	8,520

a  Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

83

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.16		12.73	12.95	12.62	13.54	13.12
Investment Operations:
Investment income—net [a]	.15		.31	.33	.36	.37	.41
Net realized and unrealized gain (loss) on investments	(.51)		.43	(.21)	.42	(.77)	.44
Total from Investment Operations	(.36)		.74	.12	.78	(.40)	.85
Distributions:
Dividends from investment income—net	(.15)		(.31)	(.34)	(.36)	(.37)	(.42)
Dividends from net realized gain on investments	(.13)		-	-	(.09)	(.15)	(.01)
Total Distributions	(.28)		(.31)	(.34)	(.45)	(.52)	(.43)
Net asset value, end of period	12.52		13.16	12.73	12.95	12.62	13.54
Total Return (%)	(2.74)	[b]	5.88	.98	6.21	(3.11)	6.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	[c]	.54	.53	.53	.53	.53
Ratio of net expenses to average net assets	.54	[c]	.54	.53	.53	.53	.53
Ratio of net investment income to average net assets	2.35	[c]	2.39	2.60	2.85	2.79	3.11
Portfolio Turnover Rate	17.99	[b]	28.71	41.79	32.80	21.16	29.39
Net Assets, end of period ($ x 1,000)	284,144		360,108	310,635	305,513	312,640	346,647

a  Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

84

	Investor Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.15		12.73	12.94	12.62	13.54	13.12
Investment Operations:
Investment income—net [a]	.13		.28	.31	.34	.34	.38
Net realized and unrealized gain (loss) on investments	(.51)		.42	(.22)	.40	(.77)	.43
Total from Investment Operations	(.38)		.70	.09	.74	(.43)	.81
Distributions:
Dividends from investment income—net	(.13)		(.28)	(.30)	(.33)	(.34)	(.38)
Dividends from net realized gain on investments	(.13)		-	-	(.09)	(.15)	(.01)
Total Distributions	(.26)		(.28)	(.30)	(.42)	(.49)	(.39)
Net asset value, end of period	12.51		13.15	12.73	12.94	12.62	13.54
Total Return (%)	(2.86)	[b]	5.54	.73	5.95	(3.35)	6.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	[c]	.79	.78	.78	.78	.78
Ratio of net expenses to average net assets	.79	[c]	.79	.78	.78	.78	.78
Ratio of net investment income to average net assets	2.12	[c]	2.15	2.35	2.60	2.55	2.86
Portfolio Turnover Rate	17.99	[b]	28.71	41.79	32.80	21.16	29.39
Net Assets, end of period ($ x 1,000)	11,088		8,410	8,632	9,910	8,261	9,107

a  Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

85

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.62		11.24	11.40	11.11	11.92	11.46
Investment Operations:
Investment income—net [a]	.13		.29	.30	.31	.30	.36
Net realized and unrealized gain (loss) on investments	(.46)		.41	(.16)	.46	(.69)	.49
Total from Investment Operations	(.33)		.70	.14	.77	(.39)	.85
Distributions:
Dividends from investment income—net	(.13)		(.29)	(.30)	(.31)	(.30)	(.36)
Dividends from net realized gain on investments	(.18)		(.03)	-	(.17)	(.12)	(.03)
Total Distributions	(.31)		(.32)	(.30)	(.48)	(.42)	(.39)
Net asset value, end of period	10.98		11.62	11.24	11.40	11.11	11.92
Total Return (%)	(2.82)	[b]	6.30	1.33	7.04	(3.40)	7.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	[c]	.72	.71	.71	.70	.71
Ratio of net expenses to average net assets	.59	[c]	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.38	[c]	2.53	2.64	2.79	2.57	3.06
Portfolio Turnover Rate	16.37	[b]	36.53	52.79	36.42	39.32	30.96
Net Assets, end of period ($ x 1,000)	154,592		175,053	169,337	172,407	184,657	203,768

a  Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

86

	Investor Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.62		11.24	11.40	11.12	11.93	11.47
Investment Operations:
Investment income—net [a]	.12		.26	.27	.29	.27	.33
Net realized and unrealized gain (loss) on investments	(.45)		.41	(.16)	.44	(.69)	.49
Total from Investment Operations	(.33)		.67	.11	.73	(.42)	.82
Distributions:
Dividends from investment income—net	(.12)		(.26)	(.27)	(.28)	(.27)	(.33)
Dividends from net realized gain on investments	(.18)		(.03)	-	(.17)	(.12)	(.03)
Total Distributions	(.30)		(.29)	(.27)	(.45)	(.39)	(.36)
Net asset value, end of period	10.99		11.62	11.24	11.40	11.12	11.93
Total Return (%)	(2.85)	[b]	6.03	.98	6.77	(3.63)	7.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	[c]	.97	.96	.96	.95	.96
Ratio of net expenses to average net assets	.84	[c]	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.14	[c]	2.28	2.39	2.54	2.32	2.81
Portfolio Turnover Rate	16.37	[b]	36.53	52.79	36.42	39.32	30.96
Net Assets, end of period ($ x 1,000)	12,700		14,322	15,495	16,428	17,930	19,097

a  Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

87

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.46		12.99	13.16	12.38	13.42	12.27
Investment Operations:
Investment income—net [a]	.23		.50	.47	.49	.43	.50
Net realized and unrealized gain (loss) on investments	(.61)		.45	(.18)	1.04	(.92)	1.15
Total from Investment Operations	(.38)		.95	.29	1.53	(.49)	1.65
Distributions:
Dividends from investment income—net	(.23)		(.48)	(.46)	(.48)	(.43)	(.50)
Dividends from net realized gain on investments	(.00)	[b]	-	-	(.27)	(.12)	-
Total Distributions	(.23)		(.48)	(.46)	(.75)	(.55)	(.50)
Net asset value, end of period	12.85		13.46	12.99	13.16	12.38	13.42
Total Return (%)	(2.82)	[c]	7.40	2.20	12.88	(3.95)	13.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	[d]	.71	.69	.71	.71	.73
Ratio of net expenses to average net assets	.73	[d]	.71	.69	.71	.71	.73
Ratio of interest and expense related to floating rate notes issued to average net assets	.07	[d]	.05	.04	.05	.05	.06
Ratio of net investment income to average net assets	3.58	[d]	3.79	3.57	3.88	3.22	3.84
Portfolio Turnover Rate	12.72	[c]	31.92	41.90	58.87	93.04	119.90
Net Assets, end of period ($ x 1,000)	1,200,704		1,084,650	1,141,309	1,023,660	946,739	721,943

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

88

	Investor Shares
	Six Months Ended
	February 28, 2017		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.46		12.99	13.16	12.38	13.43	12.27
Investment Operations:
Investment income—net [a]	.21		.47	.43	.46	.40	.47
Net realized and unrealized gain (loss) on investments	(.61)		.44	(.18)	1.05	(.93)	1.16
Total from Investment Operations	(.40)		.91	.25	1.51	(.53)	1.63
Distributions:
Dividends from investment income—net	(.21)		(.44)	(.42)	(.46)	(.40)	(.47)
Dividends from net realized gain on investments	(.00)	[b]	-	-	(.27)	(.12)	-
Total Distributions	(.21)		(.44)	(.42)	(.73)	(.52)	(.47)
Net asset value, end of period	12.85		13.46	12.99	13.16	12.38	13.43
Total Return (%)	(2.94)	[c]	7.13	1.93	12.54	(4.19)	13.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	[d]	.96	.96	.98	.96	.99
Ratio of net expenses to average net assets	.98	[d]	.96	.96	.98	.96	.99
Ratio of interest and expense related to floating rate notes issued to average net assets	.07	[d]	.05	.04	.05	.05	.06
Ratio of net investment income to average net assets	3.33	[d]	3.55	3.30	3.67	2.98	3.63
Portfolio Turnover Rate	12.72	[c]	31.92	41.90	58.87	93.04	119.90
Net Assets, end of period ($ x 1,000)	17,220		25,463	16,832	5,126	2,947	2,328

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

89

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. Effective December 15, 2016, BNY Mellon Municipal Opportunities Fund, was reopened to new and existing investors.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

90

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2017 in valuing each fund’s investments:

At February 28, 2017, there were no transfers between levels of the fair value hierarchy.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	2,090,178,532	-	-	-	2,090,178,532
Other Financial Instruments:
Futures††	-	(441,891)	-	-	-	-	(441,891)
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Bonds†	-	-	923,755,752	-	-	-	923,755,752

91

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	228,452,610	-	-	-	228,452,610
Other Financial Instruments:
Futures††	-	(48,148)	-	-	-	-	(48,148)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	294,339,391	-	-	-	294,339,391
Other Financial Instruments:
Futures††	-	(61,789)	-	-	-	-	(61,789)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Bonds†	-	-	165,408,355	-	-	-	165,408,355
Other Financial Instruments:
Futures††	-	(35,109)	-	-	-	-	(35,109)
BNY Mellon Municipal Opportunities Fund
Corporate Bonds†			6,145,717	-	-	-	6,145,717
Municipal Bonds†	-	-	1,259,136,153	-	-	-	1,259,136,153
Other Financial Instruments:
Futures††	-	(1,347,430)	-	-	-	-	(1,347,430)
Floating Rate Notes†††	-	-	-	(58,975,000)	-	-	(58,975,000)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized depreciation at period end.
††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient

92

to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2017, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2017, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2016.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2016. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 2—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)††	Total($)
BNY Mellon Municipal Opportunities Fund	29,749,625	16,042,039	45,791,664

† Short-term capital losses which can be carried forward for an unlimited period.
†† Long-term capital losses which can be carried forward for an unlimited period.

Table 3—Tax Character of Distributions Paid
	2016
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	54,673,461	121,472	197,392
BNY Mellon National Short-Term Municipal Bond Fund	8,585,687	296,479	272,439
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	6,909,186	139,845	728,548
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	8,179,079	-	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	4,562,484	-	495,210
BNY Mellon Municipal Opportunities Fund	39,326,061	1,143,615	-

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2017, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2016 through December 31, 2017, to waive receipt of its fees and/or assume the expense of the fund so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets. The reduction in expenses,

93

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pursuant to the undertaking, amounted to $115,241 during the period ended February 28, 2017.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion                        .15%

$6 billion up to $12 billion           .12%

In excess of $12 billion              .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended February 28, 2017, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 4—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$66,663
BNY Mellon National Short-Term Municipal Bond Fund	8,211
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7,111
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	11,104
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	16,642
BNY Mellon Municipal Opportunities Fund	22,224

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 5.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2017 pursuant to the custody agreement.

Table 6—Custody Agreement Fees

BNY Mellon National Intermediate Municipal Bond Fund	$53,293
BNY Mellon National Short-Term Municipal Bond Fund	39,591
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	12,734
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	15,672
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	9,401
BNY Mellon Municipal Opportunities Fund	41,411

Table 5—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	201	(149)
BNY Mellon National Short-Term Municipal Bond Fund	52	(39)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	24	(17)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	75	(56)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	216	(160)
BNY Mellon Municipal Opportunities Fund	44	(33)

94

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$97
BNY Mellon National Short-Term Municipal Bond Fund	21
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	11
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	44
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	124
BNY Mellon Municipal Opportunities Fund	18

During the period ended February 28, 2017, each fund was charged $5,604 for services performed by the Chief Compliance Officer and his staff.

Table 8 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended February 28, 2017.

Table 8—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	557,771	9,757	76,596	4,670	-
BNY Mellon National Short-Term Municipal Bond Fund	248,509	1,453	59,255	4,670	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	87,274	1,082	18,900	4,670	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	78,032	1,915	22,770	4,670	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	63,901	2,441	13,467	4,670	(18,915)
BNY Mellon Municipal Opportunities Fund	460,828	3,054	61,198	4,670	-

Table 9—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	340,259,893	433,102,624
BNY Mellon National Short-Term Municipal Bond Fund	133,328,509	297,364,123
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	29,396,234	49,728,120
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	57,840,279	112,196,825
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	28,698,669	42,600,667
BNY Mellon Municipal Opportunities Fund	218,444,256	136,485,246

95

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2017, was approximately $64,258,000 with a related weighted average annualized interest rate of 1.25%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each fund during the period ended February 28, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at February 28, 2017 are set forth in the Statements of Futures.

96

Table 10 summarizes each fund’s average market value of derivatives outstanding during the period ended February 28, 2017.

Table 10—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	$91,144,033
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	10,174,722
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	13,952,632
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	7,420,768
BNY Mellon Municipal Opportunities Fund Interest rate futures	262,447,835

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2017.

At February 28, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	62,220,114	22,632,282	39,587,832
BNY Mellon National Short-Term Municipal Bond Fund	2,182,721	5,327,520	(3,144,799)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	6,890,155	5,367,215	1,522,940
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	8,782,024	5,308,677	3,473,347
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	4,742,287	1,950,377	2,791,910
BNY Mellon Municipal Opportunities Fund	70,381,840	28,112,971	42,268,869

97

NOTES

98

NOTES

99

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation	MFTSA0217-MB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT February 28, 2017

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2016 through February 28, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After rallying in response to stabilizing commodity prices, improving global economic data, and better-than-expected corporate earnings, stocks and corporate-backed bonds generally produced flat returns in September. Meanwhile, U.S. government securities began to give back previous gains in anticipation of higher inflation and short-term interest-rate hikes from U.S. monetary policymakers. Stock prices moderated in the weeks before U.S. elections in November, but equity markets subsequently rallied to a series of new highs over the remainder of the reporting period as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. In the bond market, yields surged higher and prices fell after the election, while lower rated corporate-backed bonds continued to advance in anticipation of a more business-friendly political climate.

U.S. political developments and ongoing global economic headwinds suggest that volatility may persist in the financial markets over the foreseeable future. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust

March 15, 2017

3

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through February 28, 2017, as provided by Patricia A. Larkin, Senior Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon Government Money Market Fund’s Class M shares produced an annualized yield of 0.15%, and its Investor shares produced an annualized yield of 0.01%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced annualized effective yields of 0.15% and 0.01%, respectively.1

Yields of money market instruments climbed modestly over the reporting period when the Federal Reserve Board (the “Fed”) raised short-term interest rates and investors anticipated higher levels of inflation and economic growth.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund, which is a “government money market fund,” normally invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements that are collateralized solely by government securities.

U.S. Economy Continued to Expand Slowly

The reporting period began in the midst of an economic recovery characterized by a strengthening labor market, improved consumer confidence, and rising corporate earnings. In September, 249,000 new jobs were added to the U.S. labor force even as the unemployment rate climbed to 5.0%. U.S. GDP grew at a relatively robust 3.5% annualized rate for the third quarter overall.

Despite political uncertainty ahead of the U.S. election, economic data generally remained positive in October. The unemployment rate slid lower to 4.9% as an estimated 124,000 jobs were created, and quarterly corporate earnings exceeded most analysts’ expectations. November saw a post-election rally in most financial markets when investors looked forward to more stimulative fiscal, tax, and regulatory policies from a new presidential administration. Consumer confidence rose to its highest level since July 2007, and the unemployment rate slid to 4.6% while 164,000 new jobs were created.

The Fed implemented a long-awaited rate hike in December, raising the overnight federal funds rate by 0.25 percentage points to between 0.50% and 0.75% in response to labor market gains and an expected acceleration of inflation. The unemployment rate ticked up to end the year at 4.7%, and 155,000 jobs were created during the month. In addition, consumer confidence continued to improve. U.S. GDP growth moderated to an estimated 1.9% annualized rate during the fourth quarter as declining export activity partly offset gains in consumer spending.

In January 2017, the economy added 238,000 new jobs, but the unemployment rate increased to 4.8%. Meanwhile, both manufacturing and non-manufacturing activity continued to expand. February saw additional growth in the U.S. labor market with the addition of 235,000 jobs, a reduction in first-time claims for unemployment benefits, and a decrease in the unemployment rate to 4.7%. Corporate earnings reports generally continued to exceed analysts’ expectations, manufacturing activity continued to expand, and consumer and business confidence remained high.

More Rate Hikes Expected

As of the reporting period’s end, investors have continued to respond positively to expectations that a tighter labor market and the new presidential administration’s business-friendly agenda will fuel greater economic growth and rising inflationary pressures. Therefore, most analysts expect the Fed to raise short-term rates further in 2017. Indeed, just two weeks after the end of the reporting period, the Fed implemented its second rate hike in three months, raising the federal funds rate another 0.25 percentage points to between 0.75% and 1.00%.

In the rising interest-rate environment, we have maintained the fund’s weighted average maturity in a range that is modestly shorter than industry averages. This strategy seeks to capture higher yields as they become available. As always, we have retained our longstanding focus on quality and liquidity.

March 15, 2017

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more Nationally Recognized Statistical Ratings Organizations (NRSROs) (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and that can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

For the period from September 1, 2016 through February 28, 2017, as provided by Joseph Irace, Senior Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2017, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.37%, and Investor shares produced an annualized yield of 0.12%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.37% and 0.12%, respectively.1

Yields of municipal money market instruments climbed over the reporting period in response to changing supply-and-demand dynamics and higher short-term interest rates from the Federal Reserve Board (the “Fed”).

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

Supply-and-Demand Factors Drove Yields Higher

In the months before the start of the reporting period, supply-and-demand dynamics caused yields of one-year municipal notes and variable rate demand notes (VRDNs) to begin to rise from historically low levels. Demand for tax-exempt money market instruments fell significantly in anticipation of money market reforms slated to take effect in October 2016, but issuance volumes increased from states and local authorities entering the market with one-year note financings in advance of expected rate hikes from the Fed. These developments put significant upward pressure on short-term yields through October.

Yields of one-year notes climbed further in the weeks following the U.S. elections in November, when investors revised upward their expectations for U.S. economic growth, inflation, and interest rates in anticipation of more economically stimulative fiscal, tax, and regulatory policies from a new presidential administration. In mid-December, the Fed increased its target for the overnight federal funds rate by 25 basis points to between 0.50% and 0.75%. Yields moderated slightly, however, when investor demand increased and new issuance volumes fell over the first two months of 2017. Meanwhile, yields of seven-day VRDNs peaked in October, falling somewhat when supply-and-demand forces stabilized after the implementation of money market reforms. VRDN yields subsequently remained in a relatively narrow trading range over the final months of the reporting period.

Despite some isolated pockets of concern, fiscal conditions for tax-exempt issuers generally have remained favorable, as municipal credit quality appears to have stabilized after years of gradual improvement. This is particularly evident at the state government level, where replenished rainy day emergency funds may provide a cushion against future economic downturns. In addition, tax receipts for most states have surpassed pre-recession levels.

Maintaining a Prudent Investment Posture

In this environment, most municipal money market funds maintained historically short weighted average maturities with a focus on liquidity. The fund was no exception, as we set its weighted average maturity in a range that is consistent with industry averages. Indeed, the fund’s weighted average maturity helped it capture higher yields more quickly.

We also have maintained a careful and well-researched credit selection strategy. We have focused mainly on instruments with strong liquidity characteristics, including VRDNs, and we have emphasized broad diversification across municipal issuers and instruments backed by third parties. In our judgment, many state general obligation bonds; essential service revenue bonds issued by water, sewer, and electric enterprises; certain local credits with strong financial positions and stable tax bases; and various health care and education issuers should remain stable credits.

More Rate Hikes Expected

While it remains to be seen if the new presidential administration’s fiscal and tax proposals will be enacted into law, many investors currently expect higher government spending and a friendlier business environment. Indeed, just two weeks after the reporting period’s end, the Fed implemented its second rate hike in three months by raising the federal funds rate by 0.25 percentage points to between 0.75% and 1.00%. The Fed’s statement suggested that the U.S. labor market and economic activity were likely to continue to expand, but that monetary policy will remain accommodative for some time.

While most analysts expect additional rate hikes in 2017, we believe that any increases are likely to be modest. Therefore, in our view, an emphasis on preservation of capital and liquidity remains the prudent course for the fund’s management.

March 15, 2017

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2016 to February 28, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2017
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.54	$2.28
Ending value (after expenses)	$1,000.80	$1,000.10
Annualized expense ratio (%)	.31	.46
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.59	$2.83
Ending value (after expenses)	$1,001.90	$1,000.60
Annualized expense ratio (%)	.32	.57

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February, 28, 2017
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.56	$2.31
Ending value (after expenses)	$1,023.26	$1,022.51
Annualized expense ratio (%)	.31	.46
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.61	$2.86
Ending value (after expenses)	$1,023.21	$1,021.97
Annualized expense ratio (%)	.32	.57

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2017 (Unaudited)

BNY Mellon Government Money Market Fund
U.S. Government Agencies - 32.7%	Principal Amount ($)		Value ($)
Federal Farm Credit Bank
0.83% - 0.92%, 3/1/17 - 8/27/18	45,000,000	[a]	44,978,958
Federal Home Loan Bank
0.53% - 0.56%, 3/8/17 - 5/12/17	100,000,000		99,939,223
Federal Home Loan Bank
0.73% - 0.78%, 3/9/17 - 3/28/17	100,000,000	[a]	100,000,010
Total U.S. Government Agencies (cost $244,918,191)			244,918,191
U.S. Treasury Notes - 23.9%

U.S. Treasury Floating Rate Notes
0.66%, 3/1/17	4,000,000		4,000,000
U.S. Treasury Notes
0.52% - 0.80%, 4/30/17 - 9/30/17	175,000,000		174,998,247
Total U.S. Treasury Notes (cost $178,998,247)			178,998,247
Repurchase Agreements - 43.5%

ABN AMRO Bank
Tri-Party Agreement thru BNY Mellon, 0.53%, dated 2/28/17, due 3/1/17 in the amount of $33,000,486 (fully collateralized by $32,661,588 U.S. Treasuries, 0.13%-2.63%, due 3/31/17-8/15/25, value $33,660,021)	33,000,000		33,000,000
Bank of Nova Scotia
Tri-Party Agreement thru BNY Mellon, 0.52%, dated 2/28/17, due 3/1/17 in the amount of $3,000,043 (fully collateralized by $3,001,044 U.S. Treasuries, 0.13%-6.25%, due 10/31/17-8/15/45, value $3,060,000)	3,000,000		3,000,000
BNP Paribas
Tri-Party Agreement thru BNY Mellon, 0.51%, dated 2/28/17, due 3/1/17 in the amount of $100,001,417 (fully collateralized by $106,795,426 U.S. Treasuries (including strips), 0%-3.63%, due 1/31/18-5/15/44, value $102,000,000)	100,000,000		100,000,000
Credit Agricole CIB
Tri-Party Agreement thru BNY Mellon, 0.52%, dated 2/28/17, due 3/1/17 in the amount of $40,000,578 (fully collateralized by $44,291,476 U.S. Treasuries (including strips), 0%-4.50%, due 6/30/18-11/15/45, value $40,800,001)	40,000,000		40,000,000
HSBC USA Inc.
Tri-Party Agreement thru BNY Mellon, 0.51%, dated 2/28/17, due 3/1/17 in the amount of $150,002,125 (fully collateralized by $152,150,100 U.S. Treasuries, 0.81%-4%, due 1/31/18-5/15/45, value $153,000,080)	150,000,000		150,000,000
Total Repurchase Agreements (cost $326,000,000)			326,000,000
Total Investments (cost $749,916,438)	100.1%		749,916,438
Liabilities, Less Cash and Receivables	(.1%)		(860,291)
Net Assets	100.0%		749,056,147

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	43.5
Federal Home Loan Bank	26.7
U.S. Treasury Notes	23.4
Federal Farm Credit Bank	6.0
U.S. Treasury Floating Rate Notes	.5
100.1

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 100.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 2.4%
Chatom Industrial Development Board, Gulf Opportunity Zone Revenue (PowerSouth Energy Cooperative Projects) (LOC; National Rural Utilities Cooperative Finance Corporation)	0.78	3/7/17	12,700,000	[a]	12,700,000
Arizona - .6%
Casa Grande Industrial Development Authority, MFHR, Refunding (Center Park Apartments Project) (LOC; FNMA)	0.67	3/7/17	2,010,000	[a]	2,010,000
Phoenix Industrial Development Authority, Facilities Revenue (Southwest Human Development Project) (LOC; Wells Fargo Bank)	0.72	3/7/17	1,140,000	[a]	1,140,000
		3,150,000
California - 7.8%
ABAG Finance Authority for Nonprofit Corporations, Revenue (The Grauer Foundation for Education Project) (LOC; Comerica Bank)	0.70	3/7/17	2,185,000	[a]	2,185,000
California Enterprise Development Authority, IDR (Pocino Foods Company Project) (LOC; FHLB)	0.74	3/7/17	4,585,000	[a]	4,585,000
California Enterprise Development Authority, IDR (Tri Tool Inc. Project) (LOC; Comerica Bank)	0.79	3/7/17	4,900,000	[a]	4,900,000
California Enterprise Development Authority, Recovery Zone Facility Revenue (Regional Properties, Inc. Project) (LOC; FHLB)	0.74	3/7/17	10,300,000	[a,b]	10,300,000
California Pollution Control Financing Authority, SWDR (Mission Trail Waste Systems, Inc. Project) (LOC; Comerica Bank)	0.85	3/7/17	2,200,000	[a]	2,200,000
California Statewide Communities Development Authority, MFHR (Pine View Apartments) (LOC; Citibank NA)	0.71	3/7/17	2,200,000	[a]	2,200,000
RIB Floater Trust (Series 2017-004), (California Health Facilities Financing Authority, Revenue (Diginty Health)) (LOC; Barclays Bank PLC and Liquidity Facility; Barclays Bank PLC)	0.72	3/7/17	14,000,000	[a,b,c]	14,000,000
San Diego County, COP (Friends of Chabad Lubavitch) (LOC; Comerica Bank)	0.74	3/7/17	300,000	[a]	300,000
Vacaville, MFMR (Quail Run Apartments) (Liquidity Facility; FNMA and LOC; FNMA)	0.68	3/7/17	1,400,000	[a]	1,400,000
		42,070,000
Colorado - 8.9%
Colorado Educational and Cultural Facilities Authority, Revenue (Telluride Mountain School Project) (LOC; Wells Fargo Bank)	0.72	3/7/17	1,165,000	[a]	1,165,000
Colorado Health Facilities Authority, Revenue (Arapahoe House Project) (LOC; Wells Fargo Bank)	0.72	3/7/17	1,935,000	[a]	1,935,000
JPMorgan Chase Putters Drivers Trust (Series 5008), (Colorado Health Facilities Authority, HR (Children's Hospital Colorado Project)) (Liquidity; JPMorgan Chase Bank and LOC; JPMorgan Chase Bank)	0.62	3/1/17	12,990,000	[a,b,c]	12,990,000
Pitkin County, MFHR, Refunding (Centennial Aspen Project) (LOC; U.S. Bank NA)	0.67	3/7/17	2,235,000	[a]	2,235,000
Sheridan Redevelopment Agency, Tax Increment Revenue, Refunding (South Santa Fe Drive Corridor Redevelopment Project) (LOC; JPMorgan Chase Bank)	0.66	3/7/17	4,700,000	[a]	4,700,000
Southern Ute Indian Tribe of the Southern Ute Indian Reservation, Revenue	0.69	3/7/17	9,000,000	[a]	9,000,000
Southern Ute Indian Tribe of the Southern Ute Indian Reservation, Revenue	0.69	3/7/17	16,000,000	[a,b]	16,000,000
		48,025,000
District of Columbia - 1.0%
District of Columbia, Revenue (District of Columbia Preparatory Academy Issue) (LOC; M&T Trust)	0.74	3/7/17	1,000,000	[a]	1,000,000

8

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
District of Columbia - 1.0% (continued)
District of Columbia Housing Finance Agency, MFHR (The Yards/D Building Project) (LOC; FHLB)	0.67	3/7/17	4,250,000	[a]	4,250,000
		5,250,000
Florida - 3.3%
Brevard County, Revenue (Holy Trinity Episcopal Academy Project) (LOC; Wells Fargo Bank)	0.77	3/7/17	445,000	[a]	445,000
Jacksonville, Educational Facilities Revenue (Edward Waters College Project) (LOC; Wells Fargo Bank)	0.72	3/7/17	2,900,000	[a]	2,900,000
Pinellas County Health Facilities Authority, Health System Revenue (BayCare Health System Issue) (LOC; U.S. Bank NA)	0.62	3/1/17	14,650,000	[a]	14,650,000
		17,995,000
Georgia - .0%
Cobb County Development Authority, Revenue (American Heart Association, Inc. Project) (LOC; Wells Fargo Bank)	0.72	3/7/17	175,000	[a]	175,000
Illinois - 4.2%
Illinois Development Finance Authority, Revenue (American Academy of Dermatology Project) (LOC; JPMorgan Chase Bank)	0.71	3/7/17	300,000	[a]	300,000
Illinois Finance Authority, Revenue (Chicago Horticultural Society Project) (LOC; Bank of Montreal)	0.71	3/7/17	3,000,000	[a]	3,000,000
Illinois Finance Authority, Revenue (Everest Academy of Lemont Inc. Project) (Liquidity Facility; FHLB and LOC; FHLB)	0.72	3/7/17	2,010,000	[a]	2,010,000
Illinois Finance Authority, Revenue (Marwen Foundation Project) (LOC; Northern Trust Company)	0.72	3/7/17	5,080,000	[a]	5,080,000
Illinois Housing Development Authority, MFHR (Woodlawn Six Apartments) (LOC; FHLMC)	0.67	3/7/17	7,845,000	[a]	7,845,000
Lake Villa, Revenue (The Allendale Association Project) (LOC; Wells Fargo Bank)	0.70	3/7/17	1,880,000	[a]	1,880,000
McCook, Revenue (The Illinois Saint Andrew Society Project) (LOC; Northern Trust Company)	0.70	3/7/17	2,800,000	[a]	2,800,000
		22,915,000
Indiana - 4.9%
Crawfordsville, IDR, Refunding (National Service Industries, Inc. Project) (LOC; Wells Fargo Bank)	0.72	3/7/17	4,000,000	[a]	4,000,000
Indiana Development Finance Authority, EDR (Goodwill Industries of Michiana, Inc. Project) (LOC; PNC Bank NA)	0.70	3/7/17	5,350,000	[a]	5,350,000
Indiana Development Finance Authority, Educational Facilities Revenue (Brebeuf Preparatory School Project) (LOC; JPMorgan Chase Bank)	0.71	3/7/17	3,500,000	[a]	3,500,000
Indiana Finance Authority, Educational Facilities Revenue (Lutheran Child and Family Services Project) (LOC; PNC Bank NA)	0.70	3/7/17	2,310,000	[a]	2,310,000
Indiana Finance Authority, Educational Facilities Revenue (Lutheran Child and Family Services Project) (LOC; PNC Bank NA)	0.70	3/7/17	3,535,000	[a]	3,535,000
Indiana Health Facility Financing Authority, Revenue (Anthony Wayne Rehabilitation Center for Handicapped and Blind, Inc. Project) (LOC; Wells Fargo Bank)	0.72	3/7/17	1,900,000	[a]	1,900,000
Saint Joseph County, Health Care Facility Revenue (South Bend Medical Foundation Project) (LOC; PNC Bank NA)	0.70	3/7/17	5,605,000	[a]	5,605,000
		26,200,000
Iowa - .3%
Iowa Finance Authority, EDR (Iowa West Foundation Project) (LOC; U.S. Bank NA)	0.68	3/7/17	1,880,000	[a]	1,880,000

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Kentucky - .8%
Jefferson County, Industrial Revenue, Refunding (Zeochem L.L.C. Project) (LOC; UBS AG)	0.75	3/7/17	3,625,000	[a]	3,625,000
Lexington-Fayette Urban County Government, Industrial Building Revenue (Community Action Council Project) (LOC; PNC Bank NA)	0.70	3/7/17	705,000	[a]	705,000
		4,330,000
Louisiana - 4.7%
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue (Kenner Theatres, L.L.C. Project) (LOC; FHLB)	0.69	3/7/17	3,650,000	[a]	3,650,000
Louisiana Public Facilities Authority, Revenue (Air Products and Chemicals Project)	0.61	3/1/17	21,450,000	[a]	21,450,000
		25,100,000
Maryland - 1.2%
Baltimore County, Revenue (Cross Creek Apartments Facility) (LOC; PNC Bank NA)	0.68	3/7/17	4,165,000	[a]	4,165,000
Maryland Economic Development Corporation, EDR (Prologue, Inc. Project) (LOC; Bank of America)	0.81	3/7/17	2,145,000	[a]	2,145,000
		6,310,000
Michigan - 4.6%
Michigan Housing Development Authority, SFMR (Liquidity Facility; Barclays Bank PLC)	0.70	3/7/17	25,025,000	[a]	25,025,000
Minnesota - .3%
Minneapolis, MFHR (Seven Corners Apartments Project) (LOC; Wells Fargo Bank)	0.72	3/7/17	240,000	[a]	240,000
Minnesota Higher Education Facilities Authority, Revenue (Macalester College)	0.70	3/7/17	1,200,000	[a]	1,200,000
		1,440,000
Mississippi - .2%
Mississippi Business Finance Corporation, Revenue, Refunding (Jackson Heart Realty Refunding Project) (LOC; FHLB)	0.69	3/7/17	1,000,000	[a]	1,000,000
New Jersey - 3.2%
New Jersey Economic Development Authority, EDR (Community Options, Inc. Project) (LOC; Wells Fargo Bank)	0.77	3/7/17	400,000	[a]	400,000
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Nursing and Rehabilitation, Inc.) (LOC; JPMorgan Chase Bank)	0.70	3/7/17	280,000	[a]	280,000
Tender Option Bond Trust Receipts (Series 2016-XF2370), (New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	0.71	3/7/17	3,670,000	[a,b,c]	3,670,000
Tender Option Bond Trust Receipts (Series 2016-ZF0468), (New Jersey Transportation Trust Fund Authority (Transportation System)) (LOC; Royal Bank of Canada)	0.71	3/7/17	11,500,000	[a,b,c]	11,500,000
Tender Option Bond Trust Receipts (Series 2016-ZF0470), (New Jersey Turnpike Authority, Turnpike Revenue) (LOC; Royal Bank of Canada)	0.71	3/7/17	1,200,000	[a,b,c]	1,200,000
		17,050,000
New York - 29.6%
JPMorgan Chase Putters/Drivers Trust (Series 5012), (Battery Park City Authority, Junior Revenue) (Liquidity Facility; JPMorgan Chase Bank and LOC; JPMorgan Chase Bank)	0.62	3/1/17	25,000,000	[a,b,c]	25,000,000
Metropolitan Transportation Authority, Transportation Revenue (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.62	3/1/17	25,000,000	[a]	25,000,000
New York City, GO Notes (LOC; Mizuho Bank, Ltd.)	0.62	3/1/17	25,000,000	[a]	25,000,000
New York City Capital Resource Corporation, Recovery Zone Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.76	3/7/17	3,700,000	[a]	3,700,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 29.6% (continued)
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)	0.61	3/1/17	25,000,000	[a]	25,000,000
New York City Transitional Finance Authority, Future Tax Secured Revenue (LOC; Morgan Stanley Bank)	0.62	3/1/17	25,000,000	[a]	25,000,000
Tender Option Bond Trust Receipts (Series 2016-XF2360), (Port Authority of New York and New Jersey, Consolidated Bonds, 194th Series) (Liquidity Facility; Citibank NA)	0.67	3/7/17	700,000	[a,b,c]	700,000
Tompkins County Industrial Development Agency, Civic Facility Revenue (Community Development Properties Ithaca, Inc. Project) (LOC; M&T Trust)	0.74	3/7/17	5,300,000	[a]	5,300,000
Triborough Bridge and Tunnel Authority, General Revenue, Refunding (MTA Bridges and Tunnels) (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)	0.62	3/1/17	25,000,000	[a]	25,000,000
		159,700,000
North Carolina - .9%
North Carolina Capital Facilities Finance Agency, Revenue (North Carolina Aquarium Society Project) (LOC; Bank of America)	0.68	3/7/17	1,620,000	[a]	1,620,000
North Carolina Medical Care Commission, Health Care Facilities Revenue, Refunding (FirstHealth of the Carolinas Project) (Liquidity Facility; Branch Banking and Trust Co.)	0.68	3/7/17	3,150,000	[a]	3,150,000
		4,770,000
Ohio - 6.3%
Allen County, Hospital Facilities Revenue (Catholic Healthcare Partners) (LOC; Bank of Tokyo-Mitsubishi UFJ)	0.59	3/1/17	15,200,000	[a]	15,200,000
Hamilton County, Hospital Facilities Revenue (Beechwood Home Project) (LOC; PNC Bank NA)	0.70	3/7/17	3,190,000	[a]	3,190,000
RIB Floater Trust (Series 2017-003), (Middletown, Hospital Facilities Revenue (Premier Health Partners Obligated Group)) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	0.79	3/7/17	10,250,000	[a,b,c]	10,250,000
Salem, Civic Facility Revenue (Community Center, Inc. Project) (LOC; PNC Bank NA)	0.70	3/7/17	5,570,000	[a]	5,570,000
		34,210,000
Pennsylvania - .1%
Pennsylvania Economic Development Financing Authority, EDR (Homewood Retirement Centers Project) (LOC; M&T Bank)	0.84	3/7/17	400,000	[a]	400,000
South Carolina - .4%
South Carolina Jobs-Economic Development Authority, EDR (YMCA of Coastal Carolina Project) (LOC; Wells Fargo Bank)	0.72	3/7/17	2,290,000	[a]	2,290,000
Tennessee - 1.5%
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.68	3/1/17	5,200,000	[a]	5,200,000
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	0.70	3/7/17	1,150,000	[a]	1,150,000
Hawkins County Industrial Development Board, IDR, Refunding (Leggett and Platt, Inc. Project) (LOC; Wells Fargo Bank)	0.87	3/7/17	1,750,000	[a]	1,750,000
		8,100,000
Texas - 6.7%
Atascosa County Industrial Development Corporation, PCR, Refunding (San Miguel Electric Cooperative, Inc. Project) (LOC; National Rural Utilities Cooperative Finance Corporation)	0.70	3/7/17	25,000,000	[a]	25,000,000
Houston, Utility System Revenue, CP (LOC; Bank of America)	0.80	3/14/17	5,000,000		5,000,000

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 6.7% (continued)
Mission Economic Development Corporation, SWDR (IESI TX Corporation Project) (LOC; Bank of America)	0.69	3/7/17	6,100,000	[a]	6,100,000
		36,100,000
Utah - .4%
Ogden City Redevelopment Agency, Tax Increment Revenue (LOC; Wells Fargo Bank)	0.72	3/7/17	2,370,000	[a]	2,370,000
Vermont - .2%
Vermont Educational and Health Buildings Financing Agency, Revenue (Capital Asset Financing Program) (LOC; Wells Fargo Bank)	0.80	3/7/17	870,000	[a]	870,000
Virginia - 1.5%
Fairfax County Industrial Development Authority, Revenue (Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.68	3/7/17	2,800,000	[a]	2,800,000
Fairfax County Industrial Development Authority, Revenue (Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.68	3/7/17	2,600,000	[a]	2,600,000
Fairfax County Industrial Development Authority, Revenue (Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.68	3/7/17	2,500,000	[a]	2,500,000
		7,900,000
Washington - 1.5%
Squaxin Island Tribe, Tribal Infrastructure Revenue (LOC; Bank of America)	0.71	3/7/17	8,365,000	[a]	8,365,000
Wisconsin - 2.5%
Byron, IDR, Refunding (Ocean Spray Cranberries, Inc. Project) (LOC; Bank of America)	0.72	3/7/17	5,250,000	[a]	5,250,000
Wisconsin Health and Educational Facilities Authority, Revenue (Goodwill Industries of North Central Wisconsin, Inc.) (LOC; Wells Fargo Bank)	0.72	3/7/17	5,605,000	[a]	5,605,000
Wisconsin Health and Educational Facilities Authority, Revenue (Sinsinawa Nursing, Inc. Project) (LOC; JPMorgan Chase Bank)	0.71	3/7/17	160,000	[a]	160,000
Wisconsin Housing and Economic Development Authority, MFHR (Liquidity Facility; PNC Bank NA)	0.66	3/7/17	2,670,000	[a]	2,670,000
		13,685,000
Total Investments (cost $539,375,000)			100.0%	539,375,000
Cash and Receivables (Net)			0.0%	120,307
Net Assets			100.0%	539,495,307

a Variable rate demand note—rate shown is the interest rate in effect at February 28, 2017. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, these securities amounted to $105,610,000 or 19.58% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

12

Portfolio Summary (Unaudited) †	Value (%)
Industrial	22.6
Health Care	17.4
Transportation Services	12.4
Housing	9.7
Utility-Water and Sewer	5.6
Special Tax	5.5
Utility-Electric	4.6
City	4.6
Education	3.0
State/Territory	2.1
Resource Recovery	1.1
Pollution Control	.4
Other	11.0
100.0

† Based on net assets.

See notes to financial statements.

13

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

14

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2017 (Unaudited)

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	749,916,438	††	539,375,000
Interest receivable	433,820		367,780
Prepaid expenses	30,400		31,615
	750,380,658		539,774,395
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)	149,218		121,685
Due to Administrator—Note 2(a)	76,620		52,617
Cash overdraft due to Custodian	1,056,103		55,341
Accrued expenses	42,570		49,445
	1,324,511		279,088
Net Assets ($)	749,056,147		539,495,307
Composition of Net Assets ($):
Paid-in capital	749,045,694		540,368,168
Accumulated net realized gain (loss) on investments	10,453		(872,861)
Net Assets ($)	749,056,147		539,495,307
† Investments at cost ($)	749,916,438		539,375,000
†† Value of repurchase agreements—Note 1(b) ($)	326,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	735,138,152		539,455,381
Shares Outstanding	735,130,729		540,329,083
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	13,917,995		39,926
Shares Outstanding	13,917,759		40,000
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

15

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2017 (Unaudited)

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	1,979,356	1,876,738
Expenses:
Investment advisory fee—Note 2(a)	641,388	408,116
Administration fee—Note 2(a)	533,318	339,342
Professional fees	43,334	27,999
Custodian fees—Note 2(b)	41,255	29,778
Trustees’ fees and expenses—Note 2(c)	40,162	10,695
Shareholder servicing costs—Note 2(b)	17,465	2,256
Registration fees	16,372	17,463
Prospectus and shareholders’ reports	10,706	6,611
Miscellaneous	11,031	17,597
Total Expenses	1,355,031	859,857
Less—reduction in expenses due to undertakings—Note 2(a)	(6,338)	-
Less—reduction in administration fees due to undertakings—Note 2(a)	(1,279)	-
Less—reduction in fees due to earnings credits—Note 2(b)	(15,423)	(3)
Net Expenses	1,331,991	859,854
Investment Income—Net	647,365	1,016,884
Realized and Unrealized Gain (Loss) on Investments—Note1(b) ($):
Net realized gain (loss) on investments	2,833	45,740
Net unrealized appreciation (depreciation) on investments	-	(9,775)
Net Realized and Unrealized Gain (Loss) on Investments	2,833	35,965
Net Increase in Net Assets Resulting from Operations	650,198	1,052,849

See notes to financial statements.

16

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016
Operations ($):
Investment income—net	647,365	152,519	1,016,884	322,855
Net realized gain (loss) on investments	2,833	7,620	45,740	290,055
Net unrealized appreciation (depreciation) on investments	-	-	(9,775)	8,154
Net Increase (Decrease) in Net Assets Resulting from Operations	650,198	160,139	1,052,849	621,064
Distributions to Shareholders from ($):
Investment income—net:
Class M	(646,482)	(152,052)	(1,016,841)	(322,615)
Investor Shares	(883)	(705)	(43)	(240)
Total Distributions	(647,365)	(152,757)	(1,016,884)	(322,855)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	729,965,448	1,044,715,703	532,891,487	1,340,898,174
Investor Shares	9,867,623	13,246,904	71,063	1,940,243
Distributions reinvested:
Class M	18	2	36,503	11,125
Investor Shares	883	703	1	240
Cost of shares redeemed:
Class M	(834,306,970)	(534,359,610)	(564,791,787)	(1,550,891,069)
Investor Shares	(4,749,638)	(12,483,499)	(2,365,959)	(6,403,884)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(99,222,636)	511,120,203	(34,158,692)	(214,445,171)
Total Increase (Decrease) in Net Assets	(99,219,803)	511,127,585	(34,122,727)	(214,146,962)
Net Assets ($):
Beginning of Period	848,275,950	337,148,365	573,618,034	787,764,996
End of Period	749,056,147	848,275,950	539,495,307	573,618,034

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Six Months Ended February 28, 2017 (Unaudited)		Class M Shares
			Year Ended August 31,
BNY Mellon Government Money Market Fund			2016		2015		2014		2013		2012
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.001		.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.001)		(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.08	[b]	.04		.00	c	.00	[c]	.00	[c]	.00	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	[d]	.33		.32		.32		.31		.30
Ratio of net expenses to average net assets	.31	[d]	.30		.19		.14		.20		.21
Ratio of net investment income to average net assets	.15	[d]	.04		.00	[c]	.00	[c]	.00	[c]	.00	[c]
Net Assets, end of period ($ x 1,000)	735,138		839,477		329,114		381,864		387,463		857,600

a  Amount represents less than $.001 per share.
b  Not annualized.
c Amount represents less than .01%.
d Annualized.

See notes to financial statements

18

	Six Months Ended February 28, 2017 (Unaudited)		Investor Shares
			Year Ended August 31,
BNY Mellon Government Money Market Fund			2016	2015		2014		2013		2012
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net [a]	.000		.000	.000		.000		.000		.000
Distributions:
Dividends from investment income—net [a]	(.000)		(.000)	(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00		1.00	1.00		1.00		1.00		1.00
Total Return (%)	.01	[b]	.01	.00	[c]	.00	[c]	.00	[c]	.00	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[d]	.58	.57		.57		.56		.58
Ratio of net expenses to average net assets	.46	[d]	.32	.19		.14		.19		.22
Ratio of net investment income to average net assets	.01	[d]	.01	.00	[c]	.00	[c]	.00	[c]	.00	[c]
Net Assets, end of period ($ x 1,000)	13,918		8,799	8,035		8,056		4,640		10,340

a  Amount represents less than $.001 per share.
b  Not annualized.
c Amount represents less than .01%.
d Annualized.

See notes to financial statements

19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended February 28, 2017 (Unaudited)		Class M Shares
			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund			2016		2015		2014		2013		2012
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.002		.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.002)		(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.19	[b]	.04		.00	[c]	.00	[c]	.00	[c]	.00	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32	[d]	.31		.30		.30		.30		.30
Ratio of net expenses to average net assets	.32	[d]	.16		.08		.13		.23		.22
Ratio of net investment income to average net assets	.37	[d]	.04		.00	[c]	.00	[c]	.00	[c]	.00	[c]
Net Assets, end of period ($ x 1,000)	539,455		571,287		780,977		851,238		1,009,973		1,316,666

a  Amount represents less than $.001 per share.
b  Not annualized.
c Amount represents less than .01%.
d Annualized.

See notes to financial statements

.

20

	Six Months Ended February 28, 2017 (Unaudited)		Investor Shares
			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund			2016		2015		2014		2013		2012
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.001		.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.001)		(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.06	[b]	.01		.00	[c]	.00	[c]	.00	[c]	.00	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	[d]	.56		.56		.55		.57		.56
Ratio of net expenses to average net assets	.57	[d]	.17		.09		.13		.24		.23
Ratio of net investment income to average net assets	.07	[d]	.01		.00	[c]	.00	[c]	.00	[c]	.00	[c]
Net Assets, end of period ($ x 1,000)	40		2,331		6,788		2,648		2,865		1,022

a  Amount represents less than $.001 per share.
b  Not annualized.
c Amount represents less than .01%.
d Annualized.

See notes to financial statements

21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

22

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 28, 2017, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

At February 28, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2017, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2017, the funds did not incur any interest or penalties.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended August 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon National Municipal Money Market Fund has an unused capital loss carryover of $918,601 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2016. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders for each fund during the fiscal year ended August 31, 2016 was all ordinary income for BNY Mellon Money Market Fund and all tax-exempt income for BNY Mellon National Municipal Money Market Fund. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2017, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion                        .15%

$6 billion up to $12 billion           .12%

In excess of $12 billion               .10%

The Investment Adviser has undertaken to waive receipt of the management/administration fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each relevant fund, pursuant to these undertakings, during the period ended February 28, 2017.

Table 1 —Expense Reductions

BNY Mellon Government Money Market Fund
Expense waiver	$6,338
Administration fee waiver	1,279

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended February 28, 2017, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 2 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$17,453
BNY Mellon National Municipal Money Market Fund	149

24

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 3 summarizes the amount each fund was charged during the period ended February 28, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 3.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended February 28, 2017 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2017 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$2
BNY Mellon National Municipal Money Market Fund	1

During the period ended February 28, 2017, each fund was charged $5,604 for services performed by the Chief Compliance Officer and his staff.

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 3—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Government Money Market Fund	8	(6)
BNY Mellon National Municipal Money Market Fund	4	(3)

Table 4—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	41,255	(15,417)
BNY Mellon National Municipal Money Market Fund	29,778	-

Table 6—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Government Money Market Fund	92,119	2,695	49,742	4,670	(8)
BNY Mellon National Municipal Money Market Fund	63,261	8	53,746	4,670	-

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 28, 2017, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $239,240,000 and $121,955,000 respectively.

26

NOTES

27

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation	MFTSA0217-MM

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President

Date:    April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Patrick T. Crowe

Patrick T. Crowe

            President

Date:    April 28, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    April 28, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)